As filed with the Securities and Exchange Commission on October 20, 1998 Registration No. 333-_____

                       Securities and Exchange Commission
                             Washington, D.C. 20549
                              ---------------------

                                    Form S-3
                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933
                              ---------------------

                      GS Mortgage Securities Corporation II
                                    (Seller)
        (Exact name of registrant as specified in governing instruments)
                                 85 Broad Street
                            New York, New York 10004
                                 (212) 902-1000
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                  Marvin J. Kabatznick
           Delaware                   85 Broad Street             22-3442024
State or other jurisdiction    New York, New York 10004       I.R.S. Employer
      of incorporation                 (212) 902-1000     Identification Number

            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                              ---------------------
                                   Copies to:
                             Michael S. Gambro, Esq.
                          Cadwalader, Wickersham & Taft
                                 100 Maiden Lane
                               New York, NY 10038
                                 (212) 504-6000
                              ---------------------
         Approximate date of commencement of proposed sale to the public:

         From time to time after this Registration Statement becomes effective.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

--------------------------------------------------------------------------------
                         CALCULATION OF REGISTRATION FEE
                                                   Proposed
                                   Proposed        maximum
Title of           Amount          maximum         aggregate       Amount of
Securities         to be           offering price  offering        registration
to be registered   registered(1)   per unit(2)     price (2)       fee(3)
Mortgage and
Asset-Backed
Securities         $2,260,217,076  100%            $2,260,217,076  $666,764
--------------------------------------------------------------------------------


(1)  This   Registration   Statement  also  relates  to  certain   market-making
     transactions that may be made by Goldman, Sachs & Co., an affiliate of the Registrant.

(2) Estimated solely for purposes of calculating the registration fee on the basis of the proposed maximum aggregate offering price.

(3) Of such amount, $295 is being paid contemporaneously with the filing of this Registration Statement. No additional registration fee in connection with the remaining $2,259,217,076 aggregate principal amount of Mortgage and Asset-Backed Securities shall be paid by the Registrant, as such fee ($666,469) was paid in connection with Registration Statement No. 333-40939.

     Pursuant to Rule 429 under the Securities Act of 1933, the prospectus included in this Registration Statement is a combined prospectus and also relates to the Mortgage and Asset-Backed Securities registered pursuant to the Registrant's Registration Statement No. 333-40939 on Form S-3. In the event any of such previously registered Mortgage and Asset-Backed Securities are offered prior to the effective date of this Registration Statement, they will not be included in any prospectus hereunder.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                                Explanatory Note

     This Registration Statement contains a combined prospectus consisting of a basic prospectus and a form of prospectus supplement relating to the offer and sale of Mortgage and Asset-Backed Securities of GS Mortgage Securities Corporation II. The form of prospectus supplement for the offered certificates follows immediately after this Explanatory Note, followed thereafter by the basic prospectus.

     The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until we deliver a final prospectus supplement and prospectus. This prospectus supplement and prospectus are not an offer to sell these securities and are not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                 Subject to completion, dated ___________, 1998.
         Prospectus Supplement(1) to Prospectus dated ___________, 1998.
                                      $[ ]
                                  (Approximate)
                      GS Mortgage Securities Corporation II
                                    as Seller
                  Commercial Mortgage Pass-Through Certificates
                                 Series 199__-__

                      ------------------------------------

     The Commercial Mortgage Pass-Through Certificates Series 199__-__ (the "Certificates") will include [_______] classes of certificates, that we are offering pursuant to this prospectus supplement. The Series 199__-__
Certificates represent the beneficial ownership interests in a trust. The trust's main assets will be a pool of ____ [fixed-rate, step-rate, and rate-reset] mortgage loans [, including loans that pay interest only until maturity or for a specified period, balloon payment loans and fully amortizing loans] [with original terms to maturity of not more than 360 months], secured by [first, second, third] liens on various types of commercial or multifamily properties.


             Initial Certificate                                 Expected
                 Principal Or      Pass-Through                   Ratings       Rated Final
              Notional Amount(1)        Rate      Description   (___/_____)   Distribution Date
              ------------------        ----      -----------   -----------   -----------------
Class                 $
Class                 $
Class                 $
[Class IO]           $(2)               (3)
[Class PO]                             [(5)]
Class                 $
Class                 $
Class                 $                                (4)
Class                 $                                (4)
                                                                              (Footnotes to table on page S-6)

     We will not list the offered certificates on any national securities exchange or on any automated quotation system of any registered securities association such as NASDAQ.

                      ------------------------------------

     The Series 199__-__ certificates are not obligations of GS Mortgage Securities Corporation II, the trustee, the master servicer, the special servicer, any loan originator or loan seller or any of their respective affiliates. The offered certificates and the underlying mortgage loans are not insured or guaranteed by any governmental agency or any of the persons specified above. The Class __, Class __, Class __ and Class __ certificates are subordinated to the Class __, Class __, Class R and Class LR, [Class IO] [Class PO] and each such Class is also subordinated to other classes with earlier alphabetic designations, as further described in this prospectus supplement.

----------
(1) This form of Prospectus Supplement is representative of the form of prospectus supplement that may typically be used in a particular transaction. The provisions in this form may change from transaction to transaction, whether or not the provisions are bracketed in the form to reflect the specific parties, the structure of the certificates, servicing provisions, asset pool, provisions of the pooling and servicing agreement and other matters. In all cases, the provisions in the prospectus supplement will be consistent in material respects with the provisions in the prospectus.

This form of prospectus supplement contemplates a two-tier REMIC structure, but a single-tier REMIC or a non-REMIC financial asset securitization investment trust ("FASIT") or a non-REMIC grantor trust structure may be used instead for a particular series of certificates. Moreover, a "Funding Note" structure may be used for a particular series of certificates. Forms of credit enhancement different from or in addition to those reflected in this form of Prospectus Supplement, including but not limited to reserve funds or insurance, may be used in connection with a particular transaction.

                      ------------------------------------

     Investing in the offered certificates involves risk. See "RISK FACTORS" beginning on page [ ] in this prospectus supplement and page [ ] in the prospectus.

                      ------------------------------------

     Neither the Securities and Exchange Commission nor any other regulatory body has approved or disapproved of the offered certificates, or passed upon the accuracy or adequacy of this prospectus supplement or prospectus. Any
representation     to     the     contrary     is    a     criminal     offense.

                      ------------------------------------

        The underwriter, Goldman, Sachs & Co., will purchase the offered certificates from GS Mortgage Securities Corporation II and will offer them to the public at negotiated prices determined at the time of sale. Goldman, Sachs & Co. also expects to deliver the offered certificates to purchasers in book-entry form only through the facilities of The Depository Trust Company against payment in New York, New York on _________, 199_. GS Mortgage Securities Corporation II expects to receive from this offering approximately ___% of the initial principal amount of the offered certificates, plus accrued interest from ______1, 199_ before deducting expenses payable by GS Mortgage Securities Corporation II.

                              Goldman, Sachs & Co.

                              --------------------
                   Prospectus Supplement dated _______, 199_.

              IMPORTANT NOTICE about INFORMATION PRESENTED in this PROSPECTUS SUPPLEMENT and the ACCOMPANYING PROSPECTUS

     Information about the offered certificates is contained in two separate documents that progressively provide more detail: (a) the accompanying prospectus, which provides general information, some of which may not apply to the offered certificates; and (b) this prospectus supplement, which describes the specific terms of the offered certificates. If the terms of the offered certificates vary between this prospectus supplement and the accompanying prospectus, you should rely on the information in this prospectus supplement.

     You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with information that is different from that contained in this prospectus supplement and the prospectus. The information in this prospectus supplement is accurate only as of the date of this prospectus supplement.

     This prospectus supplement begins with several introductory sections describing the Series 199__-__ certificates and the trust in abbreviated form:

     CERTIFICATE SUMMARY, which sets forth important statistical information relating to the certificates appearing on page ____ of this prospectus supplement;

     SUMMARY OF PROSPECTUS SUPPLEMENT, which gives a brief introduction of the key features of Series 199__-__ and a description of the mortgage loans; and

     RISK FACTORS, appearing on page ____ of this prospectus supplement, which describes risks that apply to the Series 199__-__ which are in addition to those described in the prospectus with respect to the securities issued by the trust generally.

     This prospectus supplement and the accompanying prospectus include cross references to sections in these materials where you can find further related discussions. The Tables of Contents in this prospectus supplement and the prospectus identify the pages where these sections are located.

     Certain   capitalized  terms  are  defined  and  used  in  this  prospectus supplement and the prospectus to assist you in understanding the terms of the offered certificates and this offering. The capitalized terms used in this prospectus supplement are defined on the pages indicated under the caption "Index of Significant Definitions" beginning on page S-___ in this prospectus supplement.

     In this prospectus supplement, the terms "Seller", "we," "us" and "our" refer to GS Mortgage Securities Corporation II.

                                TABLE OF CONTENTS

                                                                            Page
SUMMARY OF PROSPECTUS SUPPLEMENT............................................
RISK FACTORS................................................................
  Special Prepayment Considerations.........................................
  Special Yield Considerations..............................................
  Risks Relating to Enforceability of Prepayment Premiums...................
  Risks Associated with Certain of the Mortgage Loans and
    Mortgaged Properties....................................................
  Limitations of Appraisals.................................................
  Tenant Concentration Entails Risk.........................................
  Mortgaged Properties Leased to Multiple Tenants Also Have Risks...........
  Tenant Bankruptcy Entails Risks...........................................
  Concentration of Mortgage Loans...........................................
  Risks Relating to Enforceability of Cross-Collateralization...............
  [Risks Particular to _________ Properties]................................
  Nonrecourse Mortgage Loans................................................
  Risks of Different Timing of Mortgage Loan Amortization...................
  Bankruptcy Proceedings Entail Certain Risks...............................
  Geographic Concentration..................................................
  Environmental Risks.......................................................
  Costs of Compliance with Americans with Disabilities Act..................
  Litigation and Other Matters Affecting the Mortgaged
    Properties or Borrowers.................................................
  Risks Associated with Other Financings....................................
  Effect of Borrower Delinquencies and Defaults.............................
  [Risks of Balloon Payments]...............................................
  [Risks Associated with Ground Leases and Other Leasehold Interests].......
  Impact of Foreclosure on Tenant Leases ...................................
  State Law Limitations on Remedies.........................................
  Tax Considerations Relating to Foreclosure................................
  Zoning Compliance and Use Restrictions....................................
  Uninsured Earthquake, Flood and Other Risks ..............................
  Effect of Special Servicer Actions........................................
  [Possible Conflict of Interest of Special Servicer].......................
  Limitations with respect to Representations and Warranties................
  [Risks of Limited Liquidity and Market Value].............................
  [Book-Entry Registration].................................................
  Risks Associated with Year 2000 Compliance................................
  Other Risks...............................................................
DESCRIPTION OF THE MORTGAGE POOL............................................
    General.................................................................
    Additional Mortgage Loan Information....................................
    Representations and Warranties..........................................
    Certain Characteristics of the Mortgage Loans...........................
    [Modified Loans.........................................................
    Certain Characteristics of the Mortgage Loans...........................
    Underwriting Guidelines.................................................
    [Significant Mortgage Loans]............................................
DESCRIPTION OF THE OFFERED CERTIFICATES.....................................
    General.................................................................
    Distributions...........................................................
    Subordination...........................................................
    Appraisal Reductions....................................................
    Delivery, Form and Denomination.........................................
    [Book-Entry Registration................................................
    Definitive Certificates.................................................
    Transfer Restrictions...................................................
YIELD PREPAYMENT AND MATURITY CONSIDERATIONS................................
    Yield...................................................................
    Weighted Average Life of the Offered Certificates.......................
THE POOLING AGREEMENT.......................................................
    General.................................................................
    Assignment of the Mortgage Loans........................................
    Servicing of the Mortgage Loans; Collection of Payments.................
    Advances................................................................
    Accounts................................................................
    Withdrawals From the Collection Account.................................
    Enforcement of "Due-on-Sale" and "Due-on-Encumbrance" Clauses...........
    Inspections.............................................................
    Evidence as to Compliance...............................................
    Certain Matters Regarding the Seller, the Master Servicer and
      the Special Servicer..................................................
    Events of Default.......................................................
    Rights Upon Event of Default............................................
    Amendment...............................................................
    Realization Upon Mortgage Loans.........................................
    Modifications, Waivers and Amendments...................................
    [The Controlling Class Representative]..................................
    Optional Termination; Optional Mortgage Loan Purchase...................
    The Trustee.............................................................
    Duties of the Trustee...................................................
    The Master Servicer.....................................................
    Servicing Compensation and Payment of Expenses..........................
    Special Servicer........................................................
    Master Servicer and Special Servicer Permitted to Buy Certificates......
    Reports to Certificateholders...........................................
USE OF PROCEEDS.............................................................
FEDERAL INCOME TAX CONSEQUENCES.............................................
STATE TAX CONSIDERATIONS....................................................
ERISA CONSIDERATIONS........................................................
LEGAL INVESTMENT............................................................
UNDERWRITING................................................................
LEGAL MATTERS...............................................................
RATINGS.....................................................................
ANNEX A  CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS......................
ANNEX B  REPRESENTATIONS AND WARRANTIES.....................................

                               Certificate Summary

                                                                   APPROXIMATE
APPROXIMATE                                                         PERCENT OF
   CREDIT                                                              TOTAL
  SUPPORT                                                          CERTIFICATES

                                     INITIAL
                                   CERTIFICATE
                                    PRINCIPAL         RATINGS
                        CLASS         AMOUNT     (_______/______)

  ---------------------------------------------------------------
                                                                         %
              ---------------------------------------------------
   [Class IO]                                                            %
              ---------------------------------------------------
   [Class PO]                                                            %
              ---------------------------------------------------
 %                                                                       %
              ---------------------------------------------------
 %                                                                       %
              ---------------------------------------------------
 %                                                                       %
              ---------------------------------------------------
 %                                                                       %
              ---------------------------------------------------
 %                                                                       %
              ---------------------------------------------------
 %                                                                       %
              ---------------------------------------------------
 %                                                                       %
              ---------------------------------------------------
 %                                                                       %
              ---------------------------------------------------
 %                                                                       %
              ---------------------------------------------------
 %                                                                       %
              ---------------------------------------------------
 %                                                                       %
              ---------------------------------------------------
 %                                                                       %
              ---------------------------------------------------
 %                                                                       %
              ---------------------------------------------------
 %                                                                       %
              ---------------------------------------------------
 %                                                                       %
              ---------------------------------------------------
 %                                                                       %
              ---------------------------------------------------
 %                                                                       %
              ---------------------------------------------------
 %                                                                       %
              ---------------------------------------------------
 %                                                                       %
              ---------------------------------------------------
 %                                                                       %
              ---------------------------------------------------
 %                                                                       %
              ---------------------------------------------------
 %                                                                       %
              ---------------------------------------------------
 %                                                                       %
              ---------------------------------------------------

  ---------------------------------------------------------------


     * Represents the approximate credit support for the Class ____, Class ____ and Class ____ Certificates in the aggregate.
     **   Not offered hereby.
          The Class R and Class LR Certificates are not offered hereby or represented in this table


                            Initial Certificate      Approximate Credit               Pass-Through Rate as
                 Ratings   Principal or Notional          Support                       of Delivery Date    Weighted Avg.  Principal
     Class       [__/__]        Amount(1)                               Description                        Life(5) (Yrs.)  Window(5)

Offered Certificates
[IO]           $(2)                                  %                                        [3]
[PO]           $                                     %                                        [5]
               $                                     %                                        [4]
               $                                     %
               $                                     %
               $                                     %
               $                                     %
               $                                     %
               $                                     %
               $                                     %
               $                                     %
Certificates Not Offered Hereby
               $                                     %
               $                                     %
               $                                     %
               $                                     %
               $                                     %
               $                                     %
               $                                     %
               $                                     %
               $                                     %

----------
(1)   Approximate, subject to a variance of 5%.
[(2) The Class [IO] Certificates will not have a principal amount and will not be entitled to receive distributions of principal. Interest will accrue on the Class ___ Certificates at their Pass-Through Rate on their notional amounts thereof. The notional amount of the Class ___ Certificates is initially $__________________, which is equal to the aggregate initial principal amounts of the Class ___, Class ___, Class ___, Class ___, Class ___, Class ___, Class ___, Class ___, Class ___, Class ___ and Class ___ Certificates.]
[(3) The Pass-Through Rate on the Class ___ Certificates will be equal to the excess, if any, of (i) the weighted average of the net mortgage rates of the mortgage loans (in each case, adjusted to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the Pass-Through Rates of the other certificates (other than the Class R and Class LR Certificates) as described herein.]
[(4) For any distribution date, if the weighted average net mortgage rate as of the first day of the related Collection Period is less than the rate specified for the Class ___ or Class ___ Certificates with respect to such distribution date, then the Pass-Through Rate for such classes of certificates on that distribution date will equal the weighted average net mortgage rate.]
[(5) The Class PO Certificates will be principal-only certificates, will not have a Pass-Through Rate and will not be entitled to distributions in respect of interest.]

                        SUMMARY OF PROSPECTUS SUPPLEMENT

     The following is only a summary. Detailed information appears elsewhere in this prospectus supplement and in the accompanying prospectus. That information includes, among other things, detailed mortgage loan information and calculations of cash flows on the offered certificates. To understand all of the terms of the offered certificates, read carefully this entire document and the accompanying prospectus. See "Index of Significant Definitions" in this prospectus supplement and in the prospectus for definitions of capitalized terms.

               Title Registration and Denomination of Certificates

     GS Mortgage Securities Corporation II Commercial Mortgage Pass-Through Certificates, Series 199__-__. The offered certificates will be issued in book-entry form through The Depository Trust Company ("DTC") and its participants. See "DESCRIPTION OF THE OFFERED CERTIFICATES--Book-Entry Registration" in this prospectus supplement and "DESCRIPTION OF THE CERTIFICATES--General" in the prospectus. We will issue the offered certificates in denominations of $______ and integral multiples of $1.00 above $______ [and will issue the Class IO Certificates in denominations of $_________ and integral multiples of $1.00 above $_________.]

                                Parties and Dates

Seller............. GS  Mortgage   Securities   Corporation   II  ,  a  Delaware
                    corporation. The Seller's address is 85 Broad Street, New York, New York 10004 and its telephone number is (212) 902-1000. See "THE SELLER" in the prospectus.

Loan Sellers....... The mortgage loans will be sold to the Seller by:
                    o  ___________________________________________________-; and

                    -----------------------------------------------------------.
Originators........ The mortgage loans were originated by:
                    o  --------------------------------------------------------;
                    o  --------------------------------------------------------;
                    o  ______________________________________________________and

                    o  --------------------------------------------------------.
Master Servicer and
 Special Servicer.. ___________________________________________________________.
                    __. The Master Servicer will initially service all of the mortgage loans. See "THE POOLING AGREEMENT--The Master Servicer," "--The Special Servicer" and "--Servicing of the Mortgage Loans; Collection of Payments" in this prospectus supplement.

Trustee............ __________________________________.  See "THE POOLING AGREE-
                    MENT--The  Trustee" in this prospectus supplement.

Cut-Off Date....... ________________, 199__.

Closing Date....... On or about ________________, 199__.

Distribution Dates. The Trustee will make distributions on the certificates,  to the extent of available funds, on the ____ day of each month or, if any such ____ day is not a business day, on the next business day, beginning in _________, 199__, to the holders of record at the end of the previous month.

Determination Date. The  [_____] business day prior to the related  Distribution
                    Date

The Mortgage Pool.. The   trust's   primary   assets   will  be   _____   [fixed
                    rate][[step-rate][rate-reset] mortgage loans (the "Mortgage Pool") secured by commercial and multifamily properties located in ___ states, [Puerto Rico and the District of Columbia]. See "RISK FACTORS--Risks Associated with Certain of the Mortgage Loans and Mortgaged Properties" in this prospectus supplement. The mortgage loans have an aggregate unpaid principal balance of ____________ as of the applicable Cut-Off Date (which aggregate balance is referred to in this prospectus supplement as the "Initial Pool Balance"). The Seller will acquire the mortgage loans from the Loan Sellers on or before the Closing Date. Monthly payments of principal and/or interest on each mortgage loan are due on the first day of each month[, or in the case of ___ mortgage loans representing approximately _____% of the Initial Pool Balance, the 10th day of each month]. [Some of the mortgage loans provide for monthly payments of principal based on an amortization schedule that is significantly longer than the remaining term of such mortgage loans. These mortgage loans will have substantial principal payments due on their maturity dates, unless prepaid earlier.]

               General  characteristics  of the mortgage loans as of the Cut-Off
               Date:


               Initial Pool Balance (1)..............             $
               Number of Mortgage Loans..............
               Number of Mortgaged Properties........
               Average Mortgage Loan Balance.........             $
               Highest Mortgage Loan Balance.........             $
               Lowest Mortgage Loan Balance..........             $
               Weighted Average Mortgage Rate........             %
               Range of Mortgage Rates...............             %
               Weighted Average Loan-to-Value Ratio..             %
               Weighted Average Remaining Term to
                 Maturity (months)(2)................
               Weighted Average DSCR (3).............

               Fully Amortizing Mortgage Loans.......
               Balloon Mortgage Loans................
               Hyperamortizing Mortgage Loans........

               (1)  Subject to a permitted variance of plus or minus 5%.

               [(2) In  the   case  of   ____   mortgage   loans,   representing
                    approximately _____ of the Initial Pool Balance, which are hyperamortizing mortgage loans, this calculation assumes that such mortgage loans pay in full on their anticipated repayment dates.]

               (3) See "DESCRIPTION OF THE MORTGAGE POOL--Additional Mortgage Loan Information" for a description of the calculation of the Debt Service Coverage Ratio ("DSCR")

                             Loan-to-Value Ratio of the Mortgage Loans
                    RANGE OF LOAN TO                               NUMBER OF
                      VALUE RATIOS    % OF INITIAL POOL BALANCE  MORTGAGE LOANS
                      ------------    -------------------------  --------------


                        Debt Service Coverage Ratio of the Mortgage Loans
                    RANGE OF LOAN TO                               NUMBER OF
                      VALUE RATIOS    % OF INITIAL POOL BALANCE  MORTGAGE LOANS
                      ------------    -------------------------  --------------


                         Mortgaged Property Type for the Mortgage Loans
                     RANGE OF LOAN TO                                NUMBER OF
                       VALUE RATIOS    % OF INITIAL POOL BALANCE  MORTGAGE LOANS
                       ------------    -------------------------  --------------


                    [Except in certain limited circumstances, each mortgage loan either prohibits voluntary prepayments during a certain number of years following origination or allows the borrower to prepay the principal balance in whole or in part during a certain number of years following origination if the borrower pays a prepayment premium or a yield maintenance charge.] [Insert description of loans freely prepayable, if applicable.] [In addition, certain mortgage loans permit the related borrower to substitute government securities as collateral and obtain a release of the mortgaged property instead of prepaying the mortgage loan.] See "DESCRIPTION OF THE MORTGAGE POOL--Certain Characteristics of the Mortgage Loans--Defeasance; Collateral Substitution" and Annex A in this prospectus supplement. [The Trustee will be required to distribute any prepayment premium or yield maintenance charge collected on a mortgage loan to the holders of the certificates as described in this prospectus supplement.]

[Significant Loans. ___ of  the  mortgage  loans  represent,  in the  aggregate, approximately ____% of the Initial Pool Balance. For a further description of such mortgage loans, see "DESCRIPTION OF THE MORTGAGE POOL--Significant Mortgage Loans" in this prospectus supplement.]

The Certificates... We are offering the following  [____]  classes of Commercial
                    Mortgage   Pass-Through   Certificates  as  part  of  Series
                    199__-__:
                    o  Class ____
                    o  Class ____
                    o  Class ____
                    o  Class ____
                    o  Class ____
                    o  Class ____
                    o  [Class IO]
                    o  [Class PO]

                    Series 199__-__ will consist of a total of [__] classes, the following [_____] of which are not being offered through this prospectus supplement and the accompanying prospectus:
                    Class __, Class __, Class __, Class __, Class R and Class LR (collectively, the "Private Certificates").

Certificate
 Principal
 Amounts [and
 Notional
 Amount]........... Your  certificates  will  have  the  approximate   aggregate
                    initial principal amount or notional amount set forth below, subject to a variance of plus or minus 5%:

                    Class ____           $                   ___________ amount
                    Class ____           $                   ___________ amount

                    Class ____           $                   ___________ amount
                    Class ____           $                   ___________ amount
                    Class ____           $                   ___________ amount
                    Class ____           $                   ____________amount
                    [Class IO]           $                   [Notional amount]
                    Class ____           $                  ____________ amount

                    [The notional amount of the Class ___ Certificates will generally be equal to the aggregate principal amounts of the other certificates that have principal amounts, determined as of the preceding Distribution Date (after giving effect to the distribution of principal on such Distribution Date) or, in the case of the first Distribution Date, the Closing Date.]

                    See "DESCRIPTION OF THE OFFERED CERTIFICATES--General" in this prospectus supplement.

Pass-Through Rates
 A. Offered
    Certificates    Your  certificates   will  accrue   interest  at  a  [fixed]
    (Other Than     [variable] annual rate called  a "Pass-Through  Rate"  which
    Class IO,       is set forth below  (other than for the Class IO,  Class __
    Class ___       and Class PO Certificates) for each class.
    and
    Class PO)

                     Class     ____
                     Class     ____
                     Class     ____
                     Class     ____
                     Class     ____
                     Class     ____
                     Class     ____
                     Class     ____

                    [The Class PO Certificates will not have a Pass-Through Rate or entitle their holders to distributions of interest.]

                    Interest on such classes of certificates will be calculated based on a 360-day year consisting of twelve 30-day months, or a 30/360 basis.

 B. Class IO
    Certificates    [If  you   invest  in  the  Class  IO   Certificates,   your
                    Pass-Through Rate will be equal to the difference between the weighted average interest rate of the mortgage loans
                    (after giving effect to the Master Servicer's and the Trustee's fees) and the weighted average of the Pass-Through
                    Rates  of the  other  certificates  that  have  Pass-Through
                    Rates, as described in this prospectus supplement. The weighting will be based upon the respective principal amounts of those classes.]

                    For purposes of calculating the Class IO Pass-Through Rate, the mortgage loan interest rates will not reflect any default interest rate or any rate increase occurring after an anticipated repayment date. The mortgage loan interest rates will also be determined without regard to any loan term modifications agreed to by the Special Servicer or resulting from the borrower's bankruptcy or insolvency. [In addition, if a mortgage loan does not accrue interest on a 30/360 basis, its interest rate for any month that is not a 30-day month will be recalculated so that the amount of interest that would accrue at that rate in such month, calculated on a 30/360 basis, will equal the amount of interest that actually accrues on that loan in that month.]

                    See         "DESCRIPTION        OF        THE        OFFERED
                    CERTIFICATES--Distributions--Payment   Priorities"  in  this
                    prospectus supplement.

Distributions
 A. Amount and
    Order of
    Distributions.. On each Distribution  Date, funds available for distribution
                    from       the       mortgage       loans,       net      of
                    Distributions...................................   specified
                    trust expenses, will be distributed in the following amounts and order of priority:

                    Step 1/Class ___ and Class ___: To interest on Class ___ (which includes Classes ___, ___ and ___) [and Class IO,] pro rata, in accordance with their interest entitlements.

                    Step 2/Class ___: To the extent of funds allocated to principal from mortgage loans, to principal (based on their respective entitlements to principal) on Classes ____, ____ and ___ [Class PO, Class IO], in that order, until reduced to zero.

                    Step 3/Class ___: After each class of certificates has been reduced to zero, to reimburse Classes ___, ___ and Class ___, pro rata, for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by those classes.

                    Step 4/Class ___: To Class ___ as follows: (a) to interest on Class ___ in the amount of its interest entitlement; (b) to the extent of funds allocated to principal from mortgage loans and remaining after distributions in respect of principal to each Class with a higher priority, to principal on Class __ until reduced to zero; and (c) to reimburse Class __ for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class.

                    Step 5/Class ___: To Class ___ in a manner analogous to the Class ___ allocations of Step 4.

                    Step 6/Class ___: To Class ___ in a manner analogous to the Class ___ allocations of Step 4.

                    Step 7/Class ___: To Class ___ in a manner analogous to the Class ___ allocations of Step 4.

                    Step 8/Private Certificates: In the amounts and order of priority described in "DESCRIPTION OF THE OFFERED CERTIFICATES--Distributions--Payment Priorities" in this prospectus supplement.

  B. Interest and
     Principal
     Entitlements.. A description of each class's  interest  entitlement  can be found in "DESCRIPTION OF THE OFFERED CERTIFICATES--Distributions--Method, Timing and Amount" and "--Distributions--Payment Priorities" in this prospectus supplement. As described in such section, there are circumstances in which your interest entitlement for a Distribution Date could be less than one full month's interest at the Pass-Through Rate on your certificate's principal amount [or notional amount.] [The Class PO Certificates will be principal-only and will not be entitled to distributions in respect of interest.]

                    A description of the amount of principal required to be distributed to the classes entitled to principal on a particular Distribution Date also can be found in
                    "DESCRIPTION            OF            THE            OFFERED
                    CERTIFICATES--Distributions--Method, Timing and Amount" and "--Distributions--Payment Priorities" in this prospectus supplement.

  C. Prepayment
     Premiums...... The  manner  in which  any  prepayment  premiums  and  yield maintenance charges received during a particular collection period will be allocated to the Class ___ Certificates, on the one hand, and certain of the classes of certificates entitled to principal, on the other hand, is described in
                    "DESCRIPTION            OF            THE            OFFERED
                    CERTIFICATES--Distributions--Prepayment Premiums" in this prospectus supplement.

Advances of
 Principal and
 Interest
 A. P&I Advances... The Master  Servicer is required  to advance  (each,  a "P&I
                    Advance") delinquent monthly mortgage loan payments, if it is determined that the advance will be recoverable. The Master Servicer will not be required to advance balloon payments due at maturity or interest in excess of a loan's regular interest rate (without considering any default rate or any rate increase after an Anticipated Repayment Date). The Master Servicer also is not required to advance amounts deemed non-recoverable or prepayment or yield maintenance charges. See "THE POOLING AGREEMENT--Advances" in this prospectus supplement. If an advance is made, the Master Servicer will not advance its servicing fee, but will advance the Trustee's fee.

 B. Property
    Protection
    Advances....... The Master  Servicer is also  required to make   advances to
                    pay delinquent real estate taxes, assessments and hazard insurance premiums and similar expenses necessary to protect and maintain the mortgaged property, to maintain the lien on the mortgaged property or enforce the related mortgage loan documents ("Servicing Advances", and collectively with P&I Advances, "Advances"). The Master Servicer is not required to advance amounts deemed non-recoverable. See "THE POOLING AGREEMENT--Advances" in this prospectus supplement.

 C. Interest on
    Advances....... The Master Servicer and the Trustee, as applicable,  will be entitled to interest as described in this prospectus supplement on any Advances made. Interest accrued on outstanding Advances may result in reductions in amounts otherwise payable on the certificates.

                    See  "Description  of  the  Offered   Certificates--Realized
                    Losses"  and  "THE  POOLING   AGREEMENT--Advances"  in  this
                    prospectus supplement.

Subordination...... The amount available for distribution will be applied in the order described in "Distributions--A. Amount and Order of Distributions" above.

                    The chart below describes the manner in which the payment rights of certain classes will be senior or subordinate, as the case may be, to the payment rights of other classes. The chart shows entitlement to receive principal [(other than the Class IO Certificates)] and interest [(other than the Class PO Certificates)] on any Distribution Date in descending order (beginning with the Class ___ and Class ___ Certificates). It also shows the manner in which mortgage loan losses are allocated in ascending order (beginning with the Class ___ Certificates). (However, no principal payments or loan losses will be allocated to the Class ___ Certificates[, although loan losses will reduce the notional amount of the Class IO Certificates and, therefore, the amount of interest they accrue.)]

                    ------------------------------------------------------------

                                            Class ___, Class ___,
                                         Class ___[Class IO*] [Class PO**]
                    ------------------------------------------------------------

                                        --------------------------------
                                                   Class __
                                        --------------------------------

                                        --------------------------------
                                                   Class __
                                        --------------------------------

                                        --------------------------------
                                                   Class __
                                        --------------------------------

                                        --------------------------------
                                                   Class __
                                        --------------------------------

                                        --------------------------------
                                                   Class __
                                        --------------------------------

                                        --------------------------------
                                                   Class __
                                        --------------------------------

                                        --------------------------------
                                                   Class __
                                        --------------------------------

                                        --------------------------------
                                                   Class __
                                        --------------------------------

                                        --------------------------------
                                                   Class __
                                        --------------------------------

                    [* Interest only]
                    [**Principal only]

                    [No other form of credit enhancement will be available for the benefit of the holders of the offered certificates.]

                    See "Description of the Offered Certificates--Subordination" in this prospectus supplement

                    Any allocation of a loss to a class of certificates will reduce the related principal amount of such class.

                    In addition to losses caused by mortgage loan defaults, shortfalls in payments to holders of certificates may occur as a result of the Master Servicer's right to receive payments of interest on unreimbursed advances, the Special Servicer's right to compensation with respect to mortgage loans which are or have been serviced by the Special Servicer, unscheduled payments not accompanied by a full month's interest and as a result of other unanticipated trust expenses. Such shortfalls will reduce distributions to the classes of certificates with the lowest payment priority.

Information
  Available to
  Certificate-
  holders ......... Please    see    "THE    POOLING    AGREEMENT--Reports    to
                    Certificateholders" in this prospectus supplement for a description of the periodic reports that you will receive.

Optional
 Termination....... On any  Distribution  Date on  which  the  aggregate  unpaid principal balance of the mortgage loans remaining in the trust is less than ____ of the Initial Pool Balance, certain specified persons will have the option to purchase all of the remaining mortgage loans at the price specified in this prospectus supplement (and all property acquired through exercise of remedies in respect of any mortgage loan). Exercise of this option will terminate the trust and retire
                    the  then-outstanding   certificates.

Federal Income Tax
  Consequences..... We will make REMIC  elections  for parts of the  trust.  The certificates will represent ownership of "regular interests" in a REMIC. Pertinent federal income tax consequences of an investment in the offered certificates include:

                    o Each class of offered certificates will constitute REMIC "regular interests."

                    o    The  regular   interests   will  be  treated  as  newly
                         originated debt instruments for federal income tax purposes.

                    o    You  will  be  required   to  report   income  on  your
                         certificates in accordance with the accrual method of accounting.

                    o The Class [PO][IO] Certificates will, and one or more other classes of offered certificates may, be issued with original issue discount.

                    For information regarding the federal income tax consequences of investing in the offered certificates, see "FEDERAL INCOME TAX CONSEQUENCES" in this prospectus supplement and in the prospectus.

Yield
  Considerations .. You should  carefully  consider the matters  described under
                    "RISK FACTORS--Special Prepayment Considerations" and "--Special Yield Considerations" in this prospectus supplement, which may affect significantly the yields on your investment.

ERISA
  Considerations .. Subject to important  considerations  described under "ERISA
                    CONSIDERATIONS" in this prospectus supplement, if you are subject to ERISA, generally you can buy the Class ___, Class ___, Class ___ and Class ___ Certificates, but not any other offered certificates. A fiduciary of any employee benefit plan or other retirement arrangement should review carefully with its legal advisors whether the purchase or holding of any class of offered certificates could give rise to a transaction that is not permitted under applicable law or whether there exists any statutory or administrative exemption applicable to an investment. This prospectus supplement describes several exemptions that may be available. If you use insurance company general account funds to purchase certificates, you should consider the availability of Prohibited Transaction Class Exemption 95-60 (60 Fed. Reg. 35925, July 12, 1995) issued by the U.S. Department of Labor. See "ERISA CONSIDERATIONS" in this
                    prospectus   supplement  and  in  the  prospectus.

Ratings ........... On the Closing Date, the offered  certificates must have the minimum  ratings from  [______________,  and  _________] set forth below:

                                ------- --------

                     Class  ____
                     Class  ____
                     Class  ____
                     Class  ____
                     Class  ____
                     Class  ____
                     Class  ____
                     Class ____

                    A rating agency may downgrade, qualify or withdraw a rating at any time. A rating agency not requested to rate the offered certificates may nonetheless issue a rating and, if one does, it may be lower than those stated above. The security ratings do not address the frequency of prepayments (whether voluntary or involuntary) of mortgage loans, or the degree to which such prepayments might differ from those originally anticipated, or the likelihood of collection of prepayment premiums, excess interest, default interest, yield maintenance charges, or the tax treatment of the certificates. [Even though the Class IO Certificates will be rated ______, it is still possible that you may fail to recover your full initial investment due to a rapid rate of prepayments, defaults or liquidations.] [The ratings do not address the fact that the Pass-Through Rates of the Class ___ and Class ___ Certificates, to the extent that they are based on the weighted average interest rate of the mortgage loans, will be affected by changes therein.] See "CERTAIN PREPAYMENT, MATURITY and YIELD CONSIDERATIONS" in this prospectus supplement, "RISK FACTORS" and "RATINGS" in this prospectus supplement and in the prospectus, and "YIELD CONSIDERATIONS" in the prospectus.

Legal Investment... The [Class __, Class __ and Class __] [offered] certificates will [not] constitute "mortgage related securities" within the meaning of SMMEA. As a result, the appropriate characterization of the offered certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase the offered certificates, may be subject to significant interpretative uncertainties.

                    Investors should consult their own legal advisors to determine whether and to what extent the offered certificates constitute legal investments for them. See "LEGAL INVESTMENT" in this prospectus supplement and the prospectus.

                                  RISK FACTORS

     You should carefully consider the following risks before making an investment decision. In particular, distribution on your certificates will depend on payments received on and other recoveries with respect to the mortgage loans. Therefore, you should carefully consider the risk factors relating to the mortgage loans and the mortgaged properties.

     The risks and uncertainties described below are not the only ones relating to your certificates. Additional risks and uncertainties not presently known to us or that we currently deem immaterial may also impair your investment.

     If any of the following risks actually occur, your investment could be materially and adversely affected.

     This prospectus supplement also contains forward-looking statements that involve risks and uncertainties. Actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including the risks described below and elsewhere in this prospectus supplement.

Special Prepayment Considerations

     The yield to maturity on your certificates will depend significantly on the rate and timing of principal payments on the certificates. The rate and timing of principal payments on the mortgage loans will affect the rate and timing of principal payments on the offered certificates.

     In addition to scheduled payments of principal, principal payments on the offered certificates could result from prepayments, defaults, liquidations or purchases of mortgage loans due to a breach of representation and warranty. The rate of principal payments and prepayments on the mortgage loans, in turn, will depend on a variety of factors, such as:

     o the terms of the mortgage loans, including amortization schedules, interest rates and prepayment restrictions and penalties;

     o    the level of market interest rates;

     o    the availability of mortgage credit;

     o the existence and extent of periods in which prepayments are prohibited (known as "lock-out periods") and defeasance, prepayment premium and yield maintenance provisions of the mortgage loans, and the enforceability of those provisions; and

     o    economic, demographic, geographic, tax, legal and other factors.

     In general, if market interest rates fall significantly below the interest rates on the mortgage loans, the borrowers are likely to increase the number and amount of principal prepayments. At the same time, there should be smaller and less frequent principal prepayments on mortgage loans with prepayment restrictions and prepayment premiums and/or yield maintenance charges than on similar mortgage loans without such provisions, or with shorter restrictions or lower prepayment premiums and/or yield maintenance charges.

     [In addition, certain mortgage loans permit the borrower to defease the borrower's mortgage loan by substituting U.S. government securities for the mortgaged property as collateral. This substitution will not result in a prepayment on your certificates, even though the borrower effectively gets a release of the mortgaged property.]

     Nevertheless, we cannot assure you that the related borrowers will refrain from prepaying their mortgage loans due to the existence of prepayment premiums or yield maintenance charges. Also, we cannot assure you that involuntary prepayments will not occur. Generally, no prepayment premiums or yield maintenance charges will be required if the prepayment results from a casualty or condemnation. See "DESCRIPTION OF THE MORTGAGE POOL" and "CERTAIN PREPAYMENT, MATURITY and YIELD CONSIDERATIONS" in this prospectus supplement and "YIELD CONSIDERATIONS" in the prospectus.

Special Yield Considerations

     The yield to maturity on each class of the offered certificates will depend in part on the following:

     o    the purchase price for the certificates;

     o    the rate and timing of principal payments on the mortgage loans;

     o the receipt and allocation of prepayment premiums and/or yield maintenance charges;

     o    the   allocation  of  principal   payments  to  pay  down  classes  of
          certificates; and

     o interest shortfalls on the mortgage loans, such as interest shortfalls resulting from prepayments.

     The yield on the Class ___, Class ___ and Class ___ Certificates could also be adversely affected if mortgage loans with higher interest rates pay faster than the mortgage loans with lower interest rates, since those classes bear interest at a rate by or limited by the weighted average rate of the mortgage loans.

     [In general, if you buy a Class IO Certificate, or if you buy a certificate at a premium, and principal distributions (or, for the Class IO Certificates, reductions in their notional amount) occur faster than expected, your actual yield to maturity will be lower than expected. If principal distributions are very high, holders of Class IO Certificates (and other certificates purchased at a premium) might not recover their initial investment. Conversely, if you buy a certificate (other than a Class IO Certificate) at a discount and principal distributions occur more slowly than expected, your actual yield to maturity will be lower than expected. Because realized losses will be allocated to reduce the certificate principal amounts of certain classes of certificates as described in this prospectus supplement, the allocation of any such realized losses will also reduce the notional amount of the Class IO Certificates, and notwithstanding their parity in interest distributions with the Class ___, Class ___ and Class ___ Certificates, the amount and timing of realized losses could have a significant adverse effect on the yield of the Class IO Certificates. See "CERTAIN PREPAYMENT, MATURITY and YIELD CONSIDERATIONS" in this prospectus supplement and "YIELD CONSIDERATIONS" in the prospectus.]

     In addition, the rate and timing of delinquencies, defaults, losses and other shortfalls on mortgage loans will affect distributions on the certificates and their timing. See "--Effect of Borrower Delinquencies and Defaults" below.

     [Yields on the Class IO Certificates will be extremely sensitive to the prepayment and loss experience on the mortgage loans. You should fully consider the associated risks, including the risk that, in circumstances of higher than anticipated rate of principal prepayments or losses, you could fail to fully recoup your initial investment. We make no representation as to the anticipated rate of prepayments or losses on the mortgage loans or as to the anticipated yield to maturity of any class of certificates. See "YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS" herein.]

     [Yields on the Class PO Certificates will be extremely sensitive to the prepayment and liquidation experience on the mortgage loans. The yield on your Class PO Certificates, which is entitled to payments of principal only, and only with respect to certain mortgage Loans, could be adversely affected by a low rate of principal prepayments on such mortgage loans and by any extensions of the maturity date of a mortgage loan in connection with a modification of such mortgage loan. We make no representation as to the anticipated rate of prepayments on the mortgage loans or as to the anticipated yield to maturity of any Certificate. See "YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS" in this Prospectus Supplement.]

Risks Relating to Enforceability of Prepayment Premiums

     Provisions requiring a borrower to pay yield maintenance charges or prepayment premiums may not be enforceable in some states and under federal bankruptcy law. Those provisions also may constitute interest for usury purposes. Accordingly, we cannot assure you that the obligation to pay a yield maintenance charge or prepayment premium will be enforceable. Also, we cannot assure you that foreclosure proceeds will be sufficient to pay an enforceable yield maintenance charge or prepayment premium. Additionally, although the collateral substitution provisions related to defeasance do not have the same effect on the certificateholders as prepayment, a court might interpret those provisions as requiring a yield maintenance charge or prepayment premium. In certain jurisdictions those collateral substitution provisions might therefore be deemed unenforceable under applicable law, or usurious.

Risks Associated with Certain of the Mortgage Loans and Mortgaged Properties

     Security for the mortgage loans consists of fee simple [and/or leasehold interests] in [multifamily, retail, office, hotel, industrial, cold storage, entertainment, healthcare-related, self-storage properties and mobile home communities]. Commercial and multifamily lending is generally riskier for the lender than one-to four-family residential lending because:

     o loans to a given borrower or groups of related borrowers are larger than residential one-to four-family mortgage loans;

     o    the  repayment  of  loans  secured  by  income  producing   properties
          typically depends upon the successful operation of the property;

     o if the property's cash flow declines (for example, if leases are not obtained or renewed), the borrower may have trouble repaying the loan;

     o commercial and multifamily real estate is sensitive to increases in the supply and decreases in the demand in the market for the type of property securing the loan; and

     o market values may vary because of economic events or governmental regulations outside the control of the borrower or lender, such as rent control laws in the case of multifamily mortgage loans, which impact the future cash flow of the property. See "--Nonrecourse Mortgage Loans" below.

     The successful operation of a real estate project also depends on the performance and viability of the property manager. The property manager must, among other things:

     o    respond to changes in the local market;

     o    plan and implement appropriate rental rates; and

     o    advise the borrower about maintenance and capital improvements.

     Property managers may change when leases or management agreements expire or following a default or foreclosure of a mortgage loan. The poor performance or financial condition of current or future property managers could have a negative impact on payments on the mortgage loans.

     Commercial and multifamily property values and net operating income are volatile. The net operating income and value of the mortgaged properties may decline for a number of reasons related to the general business environment or to a specific property. Reasons related to the general business environment include:

     o economic conditions such as plant closings, industry slowdowns and other factors;

     o local real estate conditions (such as an oversupply of [multifamily housing, retail, office, industrial or self-storage space, movie theaters, hotel rooms or nursing home beds]);

     o    weakness in specific industry segments; and

     o    demographic factors.

     The following are some of the property-specific reasons:

     o    the construction quality, age and design of the property;

     o    perceptions   regarding   the  safety,   convenience,   services   and
          attractiveness of the property;

     o the ability of the property manager and the adequacy of maintenance on the property;

     o    retroactive changes to building or similar codes; and

     o    increases in operating expenses (such as energy costs).

Limitations of Appraisals

     Appraisals were obtained with respect to each of the mortgaged properties prior to the origination of the applicable mortgage loan, [and in some cases updates were performed in anticipation of this transaction.] See Annex A in this prospectus supplement for dates of the latest appraisals. In general, appraisals represent the analysis and opinion of qualified appraisers and are not guarantees of present or future value. One appraiser may reach a different conclusion than the conclusion that would be reached if a different appraiser were appraising such property. Moreover, appraisals seek to establish the amount a typically motivated buyer would pay a typically motivated seller and, in certain cases, may have taken into consideration the purchase price paid by the borrower. Such amount could be significantly higher than the amount obtained from the sale of a mortgaged property under a distress or liquidation sale. Information regarding the appraised values of the mortgaged properties (including loan-to-value ratios) presented in this prospectus supplement is not intended to be a representation as to the past, present or future market values of the mortgaged properties. Historical operating results of the mortgaged properties used in these appraisals may not be comparable to future operating results. In addition, other factors may impair the mortgaged properties' value without affecting their current net operating income, including:

     o    changes in governmental regulations, zoning or tax laws;

     o    potential environmental or other legal liabilities;

     o    the availability of refinancing; and

     o    changes in interest rate levels.

Tenant Concentration Entails Risk

     A deterioration in the financial condition of a tenant can be particularly significant if a mortgaged property is leased to a single tenant, or a small number of tenants. In the event of a default by the tenant, there would likely be an interruption of rental payments under the lease and, accordingly, insufficient funds available to the borrower to pay the debt service on the loan. Mortgaged properties leased to a single tenant, or a small number of tenants, also are more susceptible to interruptions of cash flow if a tenant fails to renew its lease. This is so because:

     o    the financial effect of the absence of rental income may be severe;

     o    more time may be required to re-lease the space; and

     o    substantial   capital   costs  may  be  incurred  to  make  the  space
          appropriate for replacement tenants.

     Concentrations of particular tenants among the mortgaged properties or of tenants in a particular business or industry could increase the possibility of financial problems with such tenants or in such business or industry sectors affecting the affected mortgaged properties.

     [Insert lease descriptions if applicable.]

     [_____ groups of mortgage loans, representing in the aggregate approximately ____% of the Initial Pool Balance, are secured by properties occupied by certain affiliated tenants. The affiliated tenants, who rent ___% of the aggregate net leasable area of the related mortgaged properties and account for ___% of the aggregate rentals of such mortgaged properties, have pledged certain cash flows to secure debt of their parent entity, which debt is currently in default. If the lender attempts to enforce its security interest against the tenants, their ability to pay rent (and the ability of the related borrower to make payments on the affected mortgage loans) would be adversely affected.]

Mortgaged Properties Leased to Multiple Tenants Also Have Risks

     If a mortgaged property has multiple tenants, re-leasing expenditures may be more frequent than in the case of mortgaged properties with fewer tenants. This may reduce the cash flow available for debt service payments. Multi-tenanted mortgaged properties also may experience higher continuing vacancy rates and greater volatility in rental income and expenses.

Tenant Bankruptcy Entails Risks

     The bankruptcy or insolvency of a major tenant (such as an anchor tenant), or a number of smaller tenants, may adversely affect the income produced by a mortgaged property. Under Title 11 of the United States Code (the "Bankruptcy Code"), a tenant has the option of assuming or rejecting any unexpired lease. If the tenant rejects the lease, the landlord's claim for breach of the lease would be a general unsecured claim against the tenant (absent collateral securing the claim). The claim would be limited to the unpaid rent reserved under the lease for the periods prior to the bankruptcy petition (or earlier surrender of the leased premises) which are unrelated to the rejection, plus the greater of one year's rent or 15% of the remaining reserved rent (but not more than three years' rent).

Concentration of Mortgage Loans

     The impact of losses on  individual  mortgage  loans will be more severe in
mortgage   pools   consisting  of  relatively  few  mortgage  loans  with  large outstanding principal balances.

                               The Mortgage Loans

                                                AGGREGATE
                                              CUT-OFF DATE     % OF INITIAL POOL
                                            PRINCIPAL BALANCE       BALANCE
                                            -----------------       -------
Largest Single Mortgage Loan
Largest 5 Mortgage Loans(1)
Largest 10 Mortgage Loans(1)
Largest Related-Borrower Concentration(2)
Next Largest Related-Borrower Concentration(2)

     A concentration of mortgaged property types or of mortgage loans with the same borrower or related borrower also can pose increased risks.

     With respect to concentration of borrowers of the total mortgage pool:

     o [___ groups of mortgage loans have borrowers related to each other and such mortgage loans represent, in the aggregate, approximately ____% of the Initial Pool Balance. Each such group of mortgage loans represents less than [5]% of the Initial Pool Balance.]

     o [___ group of ___ mortgage loans (those mortgage loans designated "__________" on Exhibit A hereto) has borrowers related to each other and such mortgage loans represent approximately _____% of the Initial Pool Balance. The first such mortgage loan has ___ notes which are cross-collateralized and cross-defaulted with each other. The second such mortgage loan has ___ notes which are cross-collateralized and cross-defaulted with each other. The borrower for the third such mortgage loan is affiliated with the other borrower on the two mortgage loans but is a separate borrower [and the loans are not cross-collateralized or cross-defaulted].]

     o [___ other group of ___ mortgage loans (those mortgage loans designated "____________" on Exhibit A hereto) has borrowers related to each other and such mortgage loans represent approximately ____% of the Initial Pool Balance.]

     o [___ groups of mortgage loans representing ____% of the Initial Pool Balance, are cross-collateralized and cross-defaulted with one or more other mortgage loans.]

     Mortgaged properties owned by related borrowers are likely to:

     o have common management, increasing the risk that financial or other difficulties experienced by the property manager could have a greater impact on the pool of mortgage loans;

     o have common general partners which would increase the risk that a financial failure or bankruptcy filing would have a greater impact on the pool of mortgage loans;

     [The terms of many of the mortgage loans require that the borrowers be single-purpose entities and, in most cases, such borrowers' organizational documents or the terms of the mortgage loans limit their activities to the ownership of only the related mortgaged property or properties and limit the borrowers' ability to incur additional indebtedness.] Such provisions are designed to mitigate the possibility that the borrower's financial condition would be adversely impacted by factors unrelated to the mortgaged property and the mortgage loan in the pool. However, we cannot assure you that such borrowers will comply with such requirements. [Further, in many cases such borrowers are not required to observe all covenants and conditions which typically are required in order for such borrowers to be viewed under standard rating agency criteria as "special purpose entities."] See "CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS--Anti-Deficiency Legislation; Bankruptcy Laws" in the prospectus.

     See  "DESCRIPTION  OF THE  MORTGAGE  POOL--Certain  Characteristics  of the
Mortgage  Loans;"  and   "--Significant   Mortgage  Loans"  in  this  prospectus
supplement.

Risks Relating to Enforceability of Cross-Collateralization

     [As described above, ____ groups of mortgage loans, representing approximately ___% of the Initial Pool Balance, are cross-collateralized with other mortgage loans.] Cross-collateralization arrangements involving more than one borrower could be challenged as fraudulent conveyances by creditors of the related borrower in an action brought outside a bankruptcy case or, if such borrower were to become a debtor in a bankruptcy case, by the borrower's representative.

     A lien granted by such a borrower entity could be avoided if a court were to determine that:

     o such borrower was insolvent when it granted the lien, was rendered insolvent by the granting of the lien or was left with inadequate capital, or was not able to pay its debts as they matured; and

     o such borrower did not receive fair consideration or reasonably equivalent value when it allowed its mortgaged property or properties to be encumbered by a lien securing the entire indebtedness.

     Among other things, a legal challenge to the granting of the liens may focus on the benefits realized by such borrower from the respective mortgage loan proceeds, as well as the overall cross-collateralization. If a court were to conclude that the granting of the liens was an avoidable fraudulent conveyance, that court could:

     o subordinate all or part of the pertinent mortgage loan to existing or future indebtedness of that borrower;

     o    recover payments made under that mortgage loan; or

     o take other actions detrimental to the holders of the certificates, including, under certain circumstances, invalidating the mortgage loan or the mortgages securing such cross-collateralization.

[Risks Particular to _________ Properties]

[Described risk factors relating to specific property types.]

Nonrecourse Mortgage Loans

     Subject to certain exceptions for liability in connection with breaches of mortgage loan terms, each mortgage loan is a nonrecourse loan. In the event of a default, only the mortgaged property, and not other assets of the borrower, would be available to satisfy the debt. Consequently, payment of each mortgage loan prior to maturity depends primarily on the net operating income of the mortgaged property. At maturity (whether as scheduled or upon the acceleration of maturity after default), payment on each mortgage loan depends on the market value of the mortgaged property at that time, or the ability to refinance the mortgage loan. No mortgage loan is insured or guaranteed by any governmental agency or by the Seller, the Master Servicer, the Special Servicer or any Loan Seller.

Risks of Different Timing of Mortgage Loan Amortization

     As mortgage loans pay down or properties are released, the remaining mortgage loans may face a higher risk with respect to the diversity of property types and property characteristics and with respect to the number of different borrowers. Because principal on the offered certificates is payable in sequential order, and a class receives principal only after the preceding class or classes have paid off, classes that have a lower sequential priority are more likely to face the risk of concentration discussed under "--Concentration of Mortgage Loans" above than classes with a higher sequential priority.

Bankruptcy Proceedings Entail Certain Risks

     Under the Bankruptcy Code, the filing of a petition in bankruptcy by or against a borrower will stay the sale of the real property owned by that borrower, as well as the commencement or continuation of a foreclosure action. In addition, if a court determines that the value of the mortgaged property is less than the principal balance of the mortgage loan it secures, the court may prevent a lender from foreclosing on the mortgaged property (subject to certain protections available to the lender). As part of a restructuring plan, a court also may reduce the amount of secured indebtedness to the then-value of the mortgaged property. Such an action would make the lender a general unsecured creditor for the difference between the then-value and the amount of its outstanding mortgage indebtedness. A bankruptcy court also may: (i) grant a debtor a reasonable time to cure a payment default on a mortgage loan; (ii) reduce monthly payments due under a mortgage loan; (iii) change the rate of interest due on a mortgage loan; or (iv) otherwise alter the mortgage loan's repayment schedule.

     Moreover, upon the filing of a petition in bankruptcy by, or on behalf of, a junior lienholder may stay the senior lienholder from taking action to foreclose on the junior lien. Certain of the borrowers or their affiliates have subordinate or mezzanine debt secured by the related mortgaged properties. See
"--Other Financings" below. Additionally, the borrower's trustee or the borrower, as debtor-in-possession, has certain special powers to avoid, subordinate or disallow debts. In certain circumstances, the claims of the trustee may be subordinated to financing obtained by a debtor-in-possession subsequent to its bankruptcy.

     Under the Bankruptcy Code, the lender will be stayed from enforcing a borrower's assignment of rents and leases. The Bankruptcy Code also may interfere with the Trustee's ability to enforce lockbox requirements. The legal proceedings necessary to resolve these issues can be time consuming and may significantly delay the receipt of rents. Rents also may escape an assignment to the extent they are used by the borrower to maintain the mortgaged property or for other court authorized expenses.

     As a result of the foregoing, the Trustee's recovery with respect to borrowers in bankruptcy proceedings may be significantly delayed, and the aggregate amount ultimately collected may be substantially less than the amount owed.

Geographic Concentration

     This table shows the states with the largest concentrations of mortgaged properties:

                               The Mortgage Loans

                           AGGREGATE CUT-OFF DATE
         STATE              PRINCIPAL BALANCE(1)      % OF INITIAL POOL BALANCE
         -----              --------------------      -------------------------


     [Except as shown in the tables, no more than ____% of the mortgage loans, by aggregate principal balance as of the Cut-Off Date, are secured by mortgaged properties in any one state.]

     Concentrations of mortgaged properties in geographic areas may increase the risk that adverse economic or other developments or natural disaster affecting a particular region of the country could increase the frequency and severity of losses on mortgage loans secured by those properties. The following geographic factors could impair the borrowers' ability to repay the mortgage loans:

     o economic conditions in regions where the borrowers and the mortgaged properties are located;

     o conditions in the real estate market where the mortgaged properties are located;

     o    changes in local governmental rules and fiscal policies; and

     o acts of nature (including earthquakes and floods, which may result in uninsured losses).

Environmental Risks

     Under federal, state and local environmental laws and regulations, a current or previous owner or operator of real property may be liable for the costs of removal and remediation of hazardous substances affecting its property. These laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of such hazardous substances. The cost of any required remediation and the owner's liability is generally unlimited and could exceed the value of the property and/or the aggregate assets of the owner. In addition, the presence of unremediated hazardous substances may impair the value of a property. Certain laws impose liability specifically for release of asbestos into the air, and third parties may seek recovery from property owners or operators for injuries associated with exposure to asbestos.

     Under some environmental laws, such as the federal Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended ("CERCLA"), as well as some state laws, a secured lender (such as the trust) may be liable as an "owner" or "operator" for the costs of dealing with hazardous substances affecting a borrower's property, if agents or employees of the lender have participated in the management of the borrower's property. This liability could exist even if a previous owner caused the environmental damage. The trust's potential exposure to liability for cleanup costs may increase if the trust actually takes possession of a borrower's property, or control of its day-to-day operations, as for example through the appointment of a receiver.

     [An environmental site assessment ("ESA") of each of the mortgaged properties was performed (or prior assessments were updated) not more than [18] months prior to the Cut-Off Date. In certain cases, environmental testing in addition to the ESA was performed. With respect to a number of the mortgaged properties, the ESAs revealed the existence of asbestos-containing materials, possible radon gas and other environmental matters. None of the environmental matters constituted a material violation of any environmental law in the judgment of the assessor.]

     It is possible that the ESAs did not reveal all environmental liabilities, that there are material environmental liabilities of which we are not aware and that the environmental condition of the mortgaged properties in the future could be affected by tenants and occupants or by third parties unrelated to the borrowers. For a more detailed description of environmental matters that may affect the mortgaged properties, see "Certain Legal Aspects of the Mortgage Loans--Environmental Risks" in the prospectus.

     [Insert description of material environmental risks if applicable.]

Costs of Compliance with Americans with Disabilities Act

     Under the Americans with Disabilities Act of 1990 (the "ADA"), all public accommodations are required to meet certain federal requirements related to access and use by disabled persons. To the extent the mortgaged properties do not comply with the ADA, the borrowers are likely to incur costs of complying with the ADA. In addition, noncompliance could result in the imposition of fines by the federal government or an award of damages to private litigants. In connection with the origination of the related loan, property inspection reports were generally obtained which included limited information regarding compliance with the ADA. A portion of funds in the capital reserve escrow accounts established by certain borrowers are required to be used for costs associated with complying with the ADA. We cannot assure you that the related mortgaged properties will comply with the ADA in all respects once the related conditions are remedied, that such property-inspection reports identified all risks or conditions relating to the ADA or that amounts reserved (if any) are sufficient to pay such costs.

Litigation and Other Matters Affecting the Mortgaged Properties or Borrowers

     There may be legal proceedings pending or threatened from time to time against the borrowers and the managers of the mortgaged properties and their affiliates arising out of their ordinary business. Any such litigation may materially impair distributions to certificateholders if borrowers must use property income to pay judgments or litigation costs.

     In addition, in the event the owner of a borrower experiences financial problems, we cannot assure you that such owner would not attempt to take actions with respect to the mortgaged property that may adversely affect the borrower's ability to fulfill its obligations under the related mortgage loan.

     [Insert description of material litigation risks if applicable.]

Risks Associated with Other Financings

     The mortgage loans generally prohibit incurring any additional debt secured by the mortgaged property without the consent of the lender. The mortgage loans do, however, generally permit the borrowers to incur unsecured indebtedness for normal trade accounts payable and for the purchase of certain items used in the ordinary course of their businesses. In addition:

     o [_____ mortgage loans, representing approximately ____% of the Initial Pool Balance, permit a limited amount of secured debt for other purposes;]

     o [_____ mortgage loans, representing approximately ____% of the Initial Pool Balance, permit a limited amount of secured debt [(but not debt secured by the mortgaged property)] or unsecured debt for other purposes; and]

     o [______ mortgage loans, representing approximately _____% of the Initial Pool Balance, subject the borrowers [and the other lenders] to a subordination and standstill agreement limiting the rights of the holder of such indebtedness, including limitations on its right to foreclose or sue to collect the debt.]

     [Describe subordinated debt if applicable.]

     When a mortgage loan borrower (or its constituting members) also has one or more other outstanding loans (even if subordinated loans), the trust is subjected to additional risk. The borrower may have difficulty servicing and repaying multiple loans. The existence of another loan generally also will make it more difficult for the borrower to obtain refinancing of the mortgage loan and may thereby jeopardize repayment of the mortgage loan. Moreover, the need to service additional debt may reduce the cash flow available to the borrower to operate and maintain the mortgaged property.

     Additionally, if the borrower (or its constituent members) defaults on the mortgage loan and/or any other loan, actions taken by other lenders could impair the security available to the trust. If a junior lender files an involuntary petition for bankruptcy against the borrower (or the borrower files a voluntary petition to stay enforcement by a junior lender), the trust's ability to foreclose would be automatically stayed, and principal and interest payments might not be made during the course of the bankruptcy case. The bankruptcy of another lender also may operate to stay foreclosure by the trust.

     Further, if another loan secured by the mortgaged property is in default, the other lender may foreclose on the mortgaged property, absent an agreement to the contrary. Such foreclosure could cause a delay in payments and/or an involuntary repayment of the mortgage loan prior to maturity. The trust may also be subject to the costs and administrative burdens of involvement in foreclosure proceedings or related litigation.

Effect of Borrower Delinquencies and Defaults

     The rate and timing of mortgage loan delinquencies and defaults will affect:

     o    the aggregate amount of distributions on the offered certificates;

     o    the yield to maturity of the offered certificates;

     o    the rate of principal payments on the offered certificates; and

     o    the weighted average lives of the offered certificates.

     When defaults occur, a borrower bankruptcy filing, lengthy foreclosure proceedings or adverse local market conditions may reduce or delay recoveries. Defaults can also have the effect of accelerating repayment of principal, if a servicer declares the mortgage loan payable in full after the default (assuming the amounts owed are actually collected).

     Generally, the mortgage loans were originated within twelve months of the Cut-Off Date. Therefore, the mortgage loans do not have a long standing payment history.

     If you assume a rate of default and an amount of losses on the mortgage loans to calculate your expected yield to maturity and the actual default rate or amount of losses allocable to your class of certificates is higher, your actual yield to maturity will be lower than expected. Under certain extreme scenarios, the yield could be negative. The timing of any loss on a liquidated mortgage loan will also affect the actual yield to maturity of the class of offered certificates to which any of such loss is allocable, even if the overall rate of defaults and severity of losses are consistent with your expectations. In general, the earlier you bear a loss, the greater is the effect on your yield to maturity. [Losses will also reduce the notional amount of the Class IO Certificates, and notwithstanding their priority in interest distributions with the Class IO Certificates, the amount and timing of losses could have a significant adverse effect on the yield of the Class IO Certificates.] Also, if:

     o the servicer agrees to an extension of the maturity of a mortgage loan that the related borrower cannot pay in full when due, or

     o [ the related borrower does not repay a mortgage loan with a hyperamortization feature by its Anticipated Repayment Date,]

the extension of maturity will increase the weighted average life of your certificates and reduce your yield to maturity.

     As described in more detail under "THE POOLING AGREEMENT--Advances," the Master Servicer will receive interest on unreimbursed advances of principal, interest and servicing expenses. It must recover advances either from amounts received on the mortgage loan for which it made such advances (in the form of late payments, liquidation proceeds, insurance proceeds, condemnation proceeds or amounts paid in connection with the purchase of such mortgage loan out of a trust fund, or, if the advance is nonrecoverable, from the trust. Interest on the advance accrues until the Master Servicer recovers the advance. The Master Servicer's right to receive interest is prior to the rights of certificateholders to receive distributions on the certificates. Therefore, because of the accrual of such interest, losses may be allocated to the offered certificates.

     [Also, with respect to each current or past specially serviced mortgage loan, the Special Servicer will receive, among other compensation, a percentage of the principal component of each payment of any such mortgage loan prior to the right of certificateholders to receive distributions on the certificates. In addition, the Special Servicer will receive the special servicing fee, based upon the outstanding principal balance of each mortgage loan that is being specially serviced. Consequently, it is possible that shortfalls will be allocated to the offered certificates with respect to any mortgage loan which was at some time a specially serviced mortgage loan even after the mortgage loan has returned to a performing status. See "THE POOLING AGREEMENT--Special Servicer" in this prospectus supplement.]

     Even if losses do not occur, delinquencies and defaults on the mortgage loans may significantly delay the receipt of payments by an investor, if advances of principal and interest or the subordination of another class of certificates does not fully offset the delinquency or default. [The Special Servicer can extend and modify mortgage loans that are in default or nearly in default, including extending the date on which a Balloon Payment is due. The Special Servicer must comply with the Pooling Agreement's requirements for those modifications.] [The Master Servicer's obligation to make advances of principal and interest on a mortgage loan with a delinquent Balloon Payment is limited as described under "THE POOLING AGREEMENT--Advances." Until liquidation of a mortgage loan with a delinquent Balloon Payment, investors entitled to principal will receive, in connection with that mortgage loan, only payments made by the borrower, if any, and any advance of principal and interest made by the Master Servicer. Consequently, any delay in the receipt of a Balloon Payment will extend the weighted average life of the offered certificates.]

     [In addition, ___ mortgage loans, representing approximately ___% of the Initial Pool Balance, require the borrower to pay interest (which interest may be added to the outstanding principal balance of the related mortgage loan) at an increased rate after a specified date (each, an "Anticipated Repayment Date") specified in the mortgage, and to use excess property cash flow to pay mortgage loan principal after that date. Though the borrower can avoid these additional payments by prepaying the mortgage loan, if it fails to do so it may be unable to pay the Balloon Payment at maturity resulting from the increased interest.]

[Risks of Balloon Payments]

     [____ of the mortgage loans, representing approximately ____% of the Initial Pool Balance, are expected to have substantial remaining principal balances as of their respective Anticipated Repayment Dates or stated maturity dates. ____ of such mortgage loans, representing approximately ___% of the Initial Pool Balance, require amounts of principal due and payable on their maturity dates (each such amount, after application of monthly payments due on or prior to their maturity dates, a "Balloon Payment") at stated maturity, and ___ of such mortgage loans, representing approximately ___% of the Initial Pool Balance, would require a substantial payment at their Anticipated Repayment Date. Mortgage loans with substantial remaining principal balances at their stated maturity (i.e., "balloon loans") involve greater risk than fully amortizing loans.

     A borrower's ability to repay a loan on its Anticipated Repayment Date or stated maturity date typically will depend upon its ability either to refinance the loan or to sell the mortgaged property at a price sufficient to permit repayment. A borrower's ability to achieve either of these goals will be affected by a number of factors, including:

     o the availability of, and competition for, credit for commercial real estate projects, which fluctuates over time;

     o    the prevailing interest rates;

     o    the fair market value of the related properties;

     o    the borrower's equity in the related properties;

     o    the borrower's financial condition;

     o    the operating history and occupancy level of the property;

     o    the tax laws; and

     o    prevailing general and regional economic conditions.

     We cannot assure you that each borrower will have the ability to repay the remaining principal balances on the pertinent date.]

[Risks Associated with Ground Leases and Other Leasehold Interests]

     [____ mortgage loans, representing approximately ____% of the Initial Pool Balance, are secured in part by leasehold interests. Under Section 365(h) of the Bankruptcy Code, ground lessees may remain in possession of their leased premises upon the bankruptcy of their ground lessor and the rejection of the ground lease by the ground lessor or its bankruptcy trustee. The leasehold mortgages generally provide that the borrower needs the prior approval of the lender in order to elect to treat the ground lease as terminated because of any such bankruptcy of, and rejection by, the ground lessor. In the event of a bankruptcy of a ground lessee/borrower, the Bankruptcy Code permits the ground lessee/borrower to assume (continue) or reject (terminate) any or all of its ground leases. In the event of concurrent bankruptcy proceedings involving the ground lessor and the ground lessee/borrower, a ground lease could be rejected by a bankrupt ground lessor. Under such circumstances, the Trustee may be unable to force the bankrupt ground lessee/borrower to treat the ground lease as terminated. In such circumstances, a ground lease could be terminated notwithstanding lender protection provisions contained in the lease or in the mortgage.]

Impact of Foreclosure on Tenant Leases

     Some of the tenant leases, including the anchor tenant leases, contain attornment provisions that require the tenant to recognize as landlord under the lease a successor owner of the property following foreclosure. Some of the leases, including the anchor tenant leases, may be either subordinate to the liens created by the mortgage loans or else contain a provision that requires the tenant to subordinate the lease if the mortgagee agrees to enter into a non-disturbance agreement. In some states, if tenant leases are subordinate to the liens created by the mortgage loans and such leases do not contain the attornment provisions described above, such leases may terminate upon the transfer of the property in a foreclosure. Accordingly, after foreclosure of a mortgaged property located in such a state, the termination of leases without attornment provisions could cause a further decline in value of the mortgaged property, particularly if the tenants were paying above-market rents. If a mortgage is subordinate to a lease, the lender will not be able to evict a tenant after foreclosure, unless the lender and the tenant agree otherwise. If the lease contains provisions inconsistent with the mortgage (e.g., provisions relating to application of insurance proceeds or condemnation awards), the provisions of the lease will control.

State Law Limitations on Remedies

     In the event that the Master Servicer or Special Servicer needs to enforce the obligations under a mortgage loan, the Master Servicer or Special Servicer may have more than one available legal option. Certain jurisdictions [(including California)] have laws that prohibit more than one "judicial action" to enforce a mortgage, and some courts have viewed the term "judicial action" broadly. The Pooling Agreement will require the Master Servicer or Special Servicer to obtain legal advice prior to enforcing any rights under the mortgage loans that relate to properties where the rule could be applicable. In addition, the Master Servicer or Special Servicer may be required to foreclose on properties in states where the "one action" rules apply before foreclosing on properties located in states where judicial foreclosure is the only permitted method of foreclosure. See "CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS--Foreclosure" in the prospectus.

     Because of these considerations, the ability of the Master Servicer and Special Servicer to foreclose on the mortgage loans may be limited by the application of state laws. Such actions could also subject the trust fund to liability as a "mortgagee-in-possession" or result in equitable subordination of the claims of the Trustee to the claims of other creditors of the borrower. The servicers will be required to consider these factors in deciding what alternative to pursue after a default.

Tax Considerations Relating to Foreclosure

     If the trust acquires a mortgaged property pursuant to a foreclosure or deed in lieu of foreclosure, the Special Servicer must retain an independent contractor to operate the property. Any net income from such operation (other than qualifying "rents from real property"), or any rental income based on the net profits of a tenant or sub-tenant or allocable to a non-customary service, will subject the Lower-Tier REMIC (as defined in "FEDERAL INCOME TAX CONSEQUENCES" in this prospectus supplement) to federal tax (and possibly state or local tax) on such income at the highest marginal corporate tax rate (currently 35%). In such event, the net proceeds available for distribution to certificateholders will be reduced. The Special Servicer may permit the Lower-Tier REMIC to earn "net income from foreclosure property" that is subject to tax if it determines that the net after-tax benefit to holders of certificates is greater than under another method of operating or net leasing the mortgaged property.

Zoning Compliance and Use Restrictions

     Due to changes in zoning requirements after certain of the mortgaged properties were constructed, those mortgaged properties may not comply with current zoning laws, including density, use, parking and set back requirements. The operation of these properties is considered to be a "permitted non-conforming use." This means that the borrower is not required to alter its structure to comply with the new law; however, the borrower may not be able to rebuild the premises "as is" in the event of a substantial casualty loss. This may adversely affect the cash flow of the property following such loss. If a substantial casualty were to occur, it is expected that insurance proceeds would be available to pay the mortgage loan in full. Such proceeds may not be sufficient to pay the mortgage loan. In addition, if the mortgaged property were repaired or restored in conformity with the current law, the value of the property or the revenue-producing potential of the property may not be equal to that before the casualty.

     [In addition, certain of the mortgaged properties are subject to certain use restrictions imposed pursuant to reciprocal easement agreements or operating agreements. Such use restrictions include, for example, limitations on the character of the improvements thereon, limitations affecting noise and parking requirements, among other things, and limitations on the borrowers' right to operate certain types of facilities within a prescribed radius. These limitations could adversely affect the ability of the related borrower to lease the mortgaged property on favorable terms, thus adversely affecting the borrower's ability to fulfill its obligations under the related mortgage loan.]

Uninsured Earthquake, Flood and Other Risks

     The mortgaged properties may suffer casualty losses due to risks which were not covered by insurance or for which insurance coverage is inadequate. ___% of the mortgaged properties are located in ________, _______ and ________, states that have historically been at greater risk regarding acts of nature (such as hurricanes, floods and earthquakes) than other states. There is no assurance borrowers will be able to maintain adequate insurance. Moreover, if reconstruction or any major repairs are required, changes in certain building codes or other laws may materially affect the borrower's ability to effect such reconstruction or major repairs or may materially increase the cost thereof.

     As a result of any of the foregoing, the amount available to make distributions on your certificates could be reduced.

Effect of Special Servicer Actions

     The Special Servicer may take actions with respect to the servicing of mortgage loans it services that could adversely affect the holders of some or all of the classes of offered certificates. A representative of the Controlling Class, whose interests may differ from those of the holders of the other classes of certificates, may review and reject the actions of the Special Servicer. See "THE POOLING AGREEMENT--Special Servicer." As a result, such representative may cause the Special Servicer to take actions which conflict with the interests of certain classes of certificates.

[Possible Conflict of Interest of Special Servicer]

     [The Special Servicer or its affiliates may purchase some of the certificates. This could cause a conflict between the Special Servicer's duties as Special Servicer and its interest as an investor. However, the Special Servicer must administer the mortgage loans in accordance with the servicing standard included in the Pooling Agreement, without regard to ownership of any certificate by the Special Servicer or any of its affiliates.]

Limitations with Respect to Representations and Warranties

     Each Responsible Party will make certain limited representations and warranties regarding the mortgage loans for which it is acting as a responsible Party in the Pooling Agreement. See "DESCRIPTION OF THE MORTGAGE POOL--Representations and Warranties" in this prospectus supplement and Annex B hereto for a summary of such representations and warranties. A material breach of such representations and warranties could obligate the applicable Responsible Party to repurchase the mortgage loan, in which case, the proceeds of such repurchase would be passed through to certificateholders in the same manner as a principal prepayment.

     If a Responsible Party is required to but does not cure or remedy a breach of a representation or warranty, payments on the offered certificates may be substantially less than such payments would be if the applicable Responsible Party had cured or remedied the breach.

     The obligation of a Responsible Party to repurchase a mortgage loan may constitute the only remedy available to holders of certificates for a breach of a representation or warranty. No other party will be obligated to cure or repurchase a mortgage loan in the event of a breach if the related Responsible Party does not fulfill its obligations.

[Risks of Limited Liquidity and Market Value]

     [Your certificates will not be listed on any securities exchange or traded on the NASDAQ Stock Market, and there is currently no secondary market for your certificates. While Goldman, Sachs & Co. currently intends to make a secondary market in the offered certificates, it is not obligated to do so. Accordingly, you may not have an active or liquid secondary market for your certificates. Lack of liquidity could result in a substantial decrease in the market value of your certificates. The market value of your certificates also may be affected by many other factors, including the then-prevailing interest rates.]

[Book-Entry Registration]

     [Your certificates will be initially represented by one or more certificates registered in the name of Cede & Co., as the nominee for DTC, and will not be registered in your name. As a result, you will not be recognized as a "certificateholder", or holder of record of your certificates.]

Risks Associated with Year 2000 Compliance

     We are aware of the issues associated with the programming code in existing computer systems as the year 2000 approaches. The "year 2000 problem" is pervasive and complex; virtually every computer operation will be affected in some way by the rollover of the two digit year value to 00. The issue is whether computer systems will properly recognize date-sensitive information when the year changes to 2000. Systems that do not properly recognize such information could generate erroneous data or cause a system to fail.

     We have been advised by each of the Master Servicer, the Special Servicer and the Trustee that they are committed either to (i) implement modifications to their respective existing systems to the extent required to cause them to be year 2000 compliant or (ii) acquire computer systems that are year 2000 compliant in each case prior to January 1, 2000. However, we have not made any independent investigation of the computer systems of the Master Servicer, the Special Servicer or the Trustee. In the event that computer problems arise out of a failure of such efforts to be completed on time, or in the event that the computer systems of the Master Servicer, the Special Servicer or the Trustee are not fully year 2000 compliant, the resulting disruptions in the collection or distribution of receipts on the mortgage loans could materially and adversely affect your investment.

Other Risks

     See "RISK FACTORS" in the accompanying prospectus for a description of certain other risks and special considerations that may be applicable to your certificates.

                        DESCRIPTION OF THE MORTGAGE POOL

General

     The assets of the trust created pursuant to the Pooling Agreement (the "Trust Fund"), will consist primarily of a pool of [fixed rate, step rates, and/or rate reset mortgage loans, including mortgage loans that pay interest-only until maturity or for a specified period, amortizing Balloon Payment loans and fully amortizing loans] (the "Mortgage Loans") with an aggregate principal balance as of the Cut-Off Date, after deducting payments of principal due on such date, of approximately $[____________] (the "Initial Pool Balance"). Each Mortgage Loan is evidenced by a promissory note (a "Mortgage
Note") and secured by a mortgage, deed of trust or other similar security instrument (a "Mortgage") creating a first lien on a [fee simple or leasehold interest] in a [retail, hotel, office, multifamily, industrial, health care-related or self-storage property or a mobile home community] (a "Mortgaged Property"). All of the Mortgage Loans are nonrecourse loans. Therefore, in the event of a borrower default, recourse may be had only against the specific property and such limited other assets as have been pledged to secure a Mortgage Loan, and not against the borrower's other assets. Except as otherwise indicated all percentages of the Mortgage Loans described herein are approximate percentages by aggregate principal balance as of the Cut-Off Date.

     [Of the Mortgage Loans to be included in the Trust Fund, ___ Mortgage Loans, representing approximately % of the Initial Pool Balance, were originated by _________ (the "____ Loans"), and _____ Mortgage Loans, representing approximately % of the Initial Pool Balance, were originated by ___________ (the "_______ Loans"). [The Seller will acquire the Mortgage Loans from the Loan Sellers on or before the Closing Date.] The Seller will cause the Mortgage Loans in the Mortgage Pool to be assigned to the Trustee pursuant to the Pooling Agreement.

Additional Mortgage Loan Information
                      General Mortgage Loan Characteristics
                (As of Cut-Off Date, unless otherwise indicated)


Initial Pool Balance(1)...................................    $__________
Number of Mortgage Loans..................................    _____
Number of Mortgaged Properties............................    ____
Average Mortgage Loan Balance.............................    __________
Weighted Average Mortgage Rate............................    _______%
Range of Mortgage Rates...................................    ______% to ______%
Weighted Average Remaining Term to Maturity (months)[(2]).    _____
Range of Remaining Terms to Maturity (months)[(2)]........    ___ to ___
Weighted Average Original Amortization Term (months)[(3)].    ______
Range of Original Amortization Terms (months)                 ____ to ____

Weighted Average DSCR(4)..................................    ____
Range of DSCRs(4).........................................    ____ to ____
Weighted Average LTV(5)...................................    ____
Range of LTVs(5)..........................................    ____ to ____
Weighted Average LTV at Maturity(6).......................    ____
Percentage of Initial Pool Balance made up of:
Fully Amortizing Loans....................................    ___%
Balloon Mortgage Loans....................................    ____%
ARD Loans.................................................    ____%
Defeasance Loans..........................................    ____%

-----------
(1) Subject to a permitted variance of plus or minus ___%.
[(2) In the case of __ Mortgage Loans, representing approximately ____% of the Initial Pool Balance, which are ARD Loans, this calculation assumes that the Mortgage Loans pay off on their Anticipated Repayment Dates.]
[(3) "Weighted Average Original Amortization Term" reflects the fact that certain Mortgage Loans provide for Monthly Payments based on amortization schedules longer than the remaining stated terms of such Mortgage Loans.]
(4)DSCR for any Mortgage Loan is equal to [the Net Cash Flow from the related Mortgaged Property divided by the Annual Debt Service for such Mortgaged Property.]
(5)"LTV" or "Loan-to-Value Ratio" means, with respect to any Mortgage Loan, the principal balance of such Mortgage Loan as of the Cut-Off Date divided by the appraised value of the Mortgaged Property or Properties securing such Mortgage Loan as of the date of the original appraisal.
(6)"LTV at Maturity" for any Mortgage Loan is calculated in the same manner as LTV as of the Cut-Off Date, except that the Mortgage Loan Cut-Off Date Principal Balance used to calculate the LTV as of the Cut-Off Date has been adjusted to give effect to the amortization of the applicable Mortgage Loan as of its Maturity Date, [or the Anticipated Repayment Date, with respect to ARD Loans.] Such calculation thus assumes that the appraised value of the Mortgaged Property or Properties securing a Mortgage Loan on the Maturity Date, [or the Anticipated Repayment Date, with respect to ARD Loans,] is the same as the appraised value as of the date of the original appraisal. There can be no assurance that the value of any particular Mortgaged Property will not have declined from the original appraised value.

Representations and Warranties

     Pursuant to the Pooling Agreement, the Loan Sellers will make certain representations and warranties concerning the Mortgage Loans sold by it to the Seller [Each of ____, ____, ____ and ____ are referred to herein as a "Responsible Party".] Each Responsible Party will be obligated to cure any breach of such representations and warranties or to repurchase any Mortgage Loan as to which exists a breach of any such representation or warranty or a document defect that in either case materially and adversely affects the value of the Mortgage Loan or the interests of the Certificateholders in such Mortgage Loan. Each Responsible Party will be required to repurchase any Mortgage Loan or cure any such breach in all material respects within 90 days of receiving notice thereof, subject to extension for an additional 90 days if the Responsible Party is diligently pursuing a cure. The sole remedy available to the Trustee or the Certificateholders is the obligation of the Responsible Party to cure or repurchase any Mortgage Loan in connection with which there has been a breach of any such representation or warranty which materially and adversely affects the value of the Mortgage Loan or the interest of the Certificateholders in such Mortgage Loan. The Responsible Parties will make the representations and warranties set forth in Annex B in this prospectus supplement.

Certain Characteristics of the Mortgage Loans

     [All of the Mortgage Loans have Due Dates that occur on the 1st day of each month.] ____ All of the Mortgage Loans are secured by [first] liens on [fee simple and/or leasehold interests] in the related Mortgaged Properties, subject to the permitted exceptions reflected in the related title insurance policy. [____ of the Mortgage Loans, representing approximately ____ % of the Initial Pool Balance, provide for monthly payments of interest only over a fixed period of time after origination.] [Approximately ____ % of the Mortgage Loans (by
Initial Pool Balance) provide for monthly payments of principal based on amortization schedules significantly longer than the remaining terms of such Mortgage Loans.] [____ of the Mortgage Loans, representing approximately ____ % of the Initial Pool Balance, provide for monthly payments of interest only over its term and the payment of the entire principal amount at maturity. Thus, such Mortgage Loans will have Balloon Payments due at their stated maturity dates, unless prepaid prior thereto.]

[Modified Loans

     From time to time subsequent to the initial funding date of the Mortgage Loans, the Originator has revised certain of the Mortgage Loans to reflect changes in their payment terms and/or to extend their maturity. Such Mortgage Loans are referred to herein as "Modified Loans". Modified Loans are the consequence of (i) actual or anticipated delinquencies and the inability of Borrowers to make Balloon Payments at maturity, or (ii) in the case of certain fully performing Mortgage Loans refinanced prior to ______________________, the Originator's willingness to advance additional funds or to refinance the Mortgage Loan by remaining as the lender following maturity. Mortgage Loans modified under the circumstances described in clause (i) of the preceding sentence did not meet the Originator's underwriting standards in certain respects at the time of modification.

     As of the Cut-off Date, approximately _____% of the Mortgage Loans by Initial Pool Balance constitute Modified Loans. As of the Cut-off Date, the Modified Loans have remaining terms to stated maturity ranging from __ months to ___ months, a weighted average remaining term to stated maturity of ___ months, and a weighted average seasoning (based on the number of months from Origination to the Cut-Off Date) of ____ months. Approximately ___% of the Modified Loans by Initial Pool Balance provide for Balloon Payments at stated maturity. The debt service coverage ratios for the Modified Loans are set forth under "-- Mortgage Loan Date-- Debt Service Coverage Ratios". Since the later of ______ _, 19__ and their respective dates of Origination (ranging from __________ __, 19__), none of the scheduled payments of principal and/or interest on the Modified Loans have been, as of the last day of any calendar quarter, past due for a period of more than [ ] days (without regard to notice grace periods).]

Certain Characteristics of the Mortgage Loans.

     Mortgage Rates. [All of the Mortgage Loans are either fixed-rate loans, Step Rate Loans or Rate Reset Loans. Approximately ___% of the Mortgage Loans by Initial Pool Balance bear interest at a fixed per annum rate that remains constant for the life of the Loan. Approximately ___% of the Mortgage Loans by Initial Pool Balance are Step Rate Loans that bear interest at a fixed rate subject to increase (a "step up") or decrease (a "step down") to a new fixed rate on specified dates as described herein. Approximately ____% of the Mortgage Loans by Initial Pool Balance are Rate Reset Loans that bear interest at a fixed rate that is subject to a one-time reset based upon specified indices as of specified dates falling on or before the date of reset.]

     "Due-on-Sale" and "Due-on-Encumbrance" Provisions. The Mortgage Loans generally contain "due-on-sale" and "due-on-encumbrance" clauses, which in each case permit the holder of the Mortgage Loan to accelerate the maturity of the Mortgage Loan if the borrower sells or otherwise transfers or encumbers the related Mortgaged Property without the consent of the mortgagee. The Master Servicer (or, with respect to Specially Serviced Mortgage Loans, the Special Servicer), will determine, in a manner consistent with the Servicing Standard, whether to exercise any right the mortgagee may have under any such clause to accelerate payment of the related Mortgage Loan upon, or to withhold its consent to, any transfer or further encumbrance of the related Mortgaged Property. [Certain of the Mortgage Loans provide that the mortgagee may condition an assumption of the loan on the receipt of the assumption fee, which is [generally] equal to one percent of the then unpaid principal balance of the applicable Mortgage Note, in addition to the payment of all costs and expenses incurred in connection with such assumption.] [Certain of the Mortgages provide that such consent may not be unreasonably withheld, so long as (i) no event of default has occurred, (ii) the proposed transferee is creditworthy and has sufficient experience in the ownership and management of properties similar to the Mortgaged Property, (iii) the Rating Agencies have confirmed in writing that such transfer will not result in a qualification, downgrade or withdrawal of the then current rating of the Certificates, (iv) the transferee has executed and delivered an assumption agreement evidencing its agreement to abide by the terms of the Mortgage Loan together with legal opinions and title insurance endorsements and (v) the assumption fee has been received (which assumption fee will be paid to the Master Servicer or the Special Servicer, as described herein and as provided in the Pooling and Servicing Agreement, and will not be paid to the Certificateholders).] See "CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS-Due-on-Sale and Due-on-Encumbrance" in the Prospectus. The Seller makes no representation as to the enforceability of any due-on-sale or due-on-encumbrance provision in any Mortgage Loan.

     [For a description of the exceptions to the general prohibition against transfer, sale, assignment, conveyance or other disposal of legal or equitable title to or any interest in the Mortgaged Properties securing the largest
Mortgage Loans see "Significant Mortgage Loans--____" in this prospectus supplement.]

     [ARD Loans. ____ of the Mortgage Loans (the "ARD Loans"), representing approximately ____ % of the Initial Pool Balance, contain a hyper-amortization feature, which means that if after an Anticipated Repayment Date the related borrower has not prepaid the ARD Loan in full, any principal outstanding on such date will accrue at an increased rate (the "Revised Rate") rather than the stated Mortgage Rate (the "Initial Rate"). Generally, each Anticipated Repayment Date is not more than ____ months after the first Due Date for the related ARD Loan. ____ Mortgage Loans representing ____ % of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date, are ARD Loans. [The Revised Rate for any ARD Loan will generally be equal to the sum of (x) the Initial Rate, plus (y) 2% per annum, or in the case of ____ Mortgage Loans, representing approximately ____ % of the Initial Pool Balance, the Revised Rate will be equal to the greater of (x) the sum of (i) the Initial Rate, plus (ii) 2% per annum and (y) 2% above the yield (the "Treasury Rate"), calculated by linear interpolation of the yields, of U.S. Treasury obligations with terms (one longer and one shorter) most nearly approximating that of noncallable U.S. Treasury obligations having maturities as close as possible to Maturity Date for the applicable Mortgage Loan.]

     Following the Anticipated Repayment Date, each ARD Loan generally requires that all cash flow available from the related Mortgaged Property after payment of the constant monthly payment required under the terms of the related loan documents and all escrows, reserves and expenses required under the related loan documents will be used to accelerate amortization of principal on such ARD Loan (such available cashflow, "Excess Cashflow"). With respect to each ARD Loan interest will generally continue to accrue at the Initial Rate and be payable on a current basis after the Anticipated Repayment Date, and the payment of interest at the excess of the Revised Rate over the Initial Rate for such ARD Loan ("Excess Interest") will be deferred and will be paid, together with any interest thereon, only after the outstanding principal balance of the ARD Loan has been paid in full. The foregoing features, to the extent applicable, are designed to increase the likelihood that the ARD Loan will be prepaid by the borrower on the applicable Anticipated Repayment Date.]

     [Defeasance; Collateral Substitution. The terms of ____ of the Mortgage Loans (including the ____ Loan, the ____ Loan and the ____ Pool Loan), representing approximately ____ % of the Initial Pool Balance (the "Defeasance Loans"), permit the applicable borrower at any time after a specified period (the "Defeasance Lock--out Period"), which is generally the earlier of approximately ____ years from the date of origination and ____ years from the Closing Date (and with respect to ____ Mortgage Loans, representing approximately ____ % of the Initial Pool Balance, from ____ years after the date of origination), provided no event of default exists, to obtain a release of a Mortgaged Property from the lien of the related Mortgage (a "Defeasance
Option"). ____ Mortgage Loans, representing approximately ____ % of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date, are Defeasance Loans. The Defeasance Lock-out Period of ____ Defeasance Loans, representing approximately ____ % of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date, ends the earlier of approximately ____ years from the date of origination and ____ years from the Closing Date. The Defeasance Lock-Out Period of the remaining Defeasance Loans ends ____ years after the date of origination. The Defeasance Option is also generally conditioned on, among other things, (a) the borrower giving the mortgagee at least 30 days prior written notice of the date of such defeasance, (b) the borrower paying on any Due Date (the "Release Date") (i) all interest accrued and unpaid on the principal balance of the Note to and including [or not including] the Release Date, (ii) all other sums, excluding scheduled interest or principal payments, due under the Mortgage Loan and all other loan documents executed in connection therewith and (iii) an amount (the "Defeasance Deposit") that will be sufficient to (x) purchase direct non-callable obligations of the United States of America providing payments (1) on or prior to, but as close as possible to, all successive scheduled payment dates from the Release Date to the related maturity date [or in the case of an ARD Loan, the related Anticipated Repayment Date], and (2) in amounts equal to the scheduled payments due [(or assumed Balloon Payment on ARD Loans)] on such dates under the Mortgage Loan or the defeased amount thereof in the case of a partial defeasance, and (y) pay any costs and expenses incurred in connection with the purchase of such U.S.
government obligations, and (c) delivering a security agreement granting the Trust Fund a first priority lien on the Defeasance Deposit and the U.S. government obligations purchased with the Defeasance Deposit and an opinion of counsel to such effect. [The Defeasance Loans secured by more than one Mortgaged Property generally require that prior to the release of a related Mortgaged Property, a specified percentage (generally ____ %, with a minimum of ____% and a maximum of ____%) of the [Allocated Loan Amount] for such Mortgaged Property be defeased, provided that in no event will the specified percentage be greater than the outstanding principal balance of the Mortgage Loan.] Defeasance Loans, representing ____ % of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date, require the payment of a Yield Maintenance Charge or a Prepayment Premium in connection with a defeasance.

     Pursuant to the terms of the Pooling Agreement, the Master Servicer will be responsible for purchasing the U.S. government obligations on behalf of the borrower at the borrower's expense. Any amount in excess of the amount necessary to purchase such U.S. government obligations will be returned to the borrower. Simultaneously with such actions, the related Mortgaged Property will be released from the lien of the Mortgage Loan and the pledged U.S. government obligations (together with any Mortgaged Property not released, in the case of a partial defeasance) will be substituted as the collateral securing the Mortgage Loan.

     In general, a successor borrower established or designated by the Master Servicer will assume all of the defeased obligations of a borrower exercising a Defeasance Option under a Mortgage Loan and the borrower will be relieved of all of the defeased obligations thereunder. If a Mortgage Loan is partially defeased, the related Note will be split and only the defeased portion of the borrower's obligations will be transferred to the successor borrower.

     [The  Seller  makes  no  representation  as to  the  enforceability  of the
defeasance   provisions  of  any  Mortgage  Loan.  See  "RISK   FACTORS--Special
Prepayment Considerations" and "--Special Yield Considerations."]

Underwriting Guidelines

     [Insert Originators' underwriting guidelines.]

[Significant Mortgage Loans]

     [Insert descriptions of such Mortgage Loans if applicable]

                     DESCRIPTION OF THE OFFERED CERTIFICATES

General

     The Certificates will be issued pursuant to the Pooling Agreement and will consist of ____ classes (each, a "Class") to be designated as the Class ____ Certificates, the Class ____ Certificates and Class ____ Certificates (collectively, the "Class ____ Certificates"), the Class ____ Certificates, the Class ____ Certificates, the Class ____ Certificates, the Class ____ Certificates, the Class ____ Certificates, the Class ____ Certificates, the Class ____ Certificates, [the Class IO Certificates, the Class PO Certificates,] the Class ____ Certificates, the Class R Certificates and the Class LR Certificates. Only the Class ____, Class ____, Class ____, Class ____, Class ____ , Class ____, [Class IO and Class PO Certificates] (collectively, the "Offered Certificates") are offered hereby. The Class ____, Class ____, Class ____, Class ____, Class R and Class LR Certificates (collectively, the "Private Certificates") are not offered hereby.

     The Certificates represent in the aggregate the entire beneficial ownership interest in a Trust Fund consisting of: (i) the Mortgage Loans and all payments under and proceeds of the Mortgage Loans due after the Cut-Off Date [(except, with respect to Mortgage Loans, representing approximately ____ % of the Initial Pool Balance, with respect to which a portion of the interest payment due on the applicable Due Date in ____ will be retained by the applicable Loan Seller];
(ii) any Mortgaged Property acquired on behalf of the Trust Fund through foreclosure or deed in lieu of foreclosure (upon acquisition, an "REO Property"); (iii) such funds or assets as from time to time are deposited in the Collection Account, the Lower-Tier Distribution Account, the Upper-Tier Distribution Account, [the Interest Reserve Account, the Excess Interest
Distribution Account,] and any account established in connection with REO Properties (an "REO Account"); and (iv) the rights of the mortgagee under all insurance policies with respect to the Mortgage Loans . The Certificates do not represent an interest in or obligation of the Seller, the Loan Sellers, the Originators, the Master Servicer, the Trustee, the Underwriter, the borrowers, the property managers or any of their respective affiliates.

     Upon initial issuance, the Class ____, Class ____, Class ____, Class ____, Class ____, Class ____, Class ____, Class ____, Class ____, Class ____ [and Class PO] Certificates (collectively, the "Sequential Pay Certificates") will have the following Certificate Principal Amounts [and the Class IO Certificates will have the Notional Amount shown below (in each case, subject to a variance of plus or minus ____ %)]:

                                     INITIAL CERTIFICATE
                                    PRINCIPAL AMOUNT [OR
                         CLASS         NOTIONAL AMOUNT]
                         -----         ----------------








     The Certificate Principal Amount of any Class of Sequential Pay Certificates outstanding at any time represents the maximum amount which the Holders thereof are entitled to receive as distributions allocable to principal from the cash flow on the Mortgage Loans and the other assets in the Trust Fund, all as described herein; provided, however, that in the event that Realized Losses previously allocated to a Class of Certificates in reduction of their Certificate Principal Amounts are recovered subsequent to the reduction of the Certificate Principal Amount of such Class to zero, such Class may receive distributions in respect of such recoveries in accordance with the priorities set forth under "--Distributions--Payment Priorities" herein. The respective Certificate Principal Amount of each Class of Certificates entitled to distributions of principal will in each case be reduced by amounts actually distributed thereon that are allocable to principal and by any Realized Losses allocated to such Class of Certificates.

     [The Class IO Certificates will not have a Certificate Principal Amount. Such Class will represent the right to receive distributions of interest accrued as described herein on a notional principal amount (a "Notional Amount"). The Notional Amount of the Class IO Certificates will generally equal the aggregate Certificate Principal Amounts of the Sequential Pay Certificates outstanding from time to time.]

     [The Notional Amount of the Class IO Certificates will be reduced to the extent of all reductions in the aggregate of the Certificate Principal Amounts of the Sequential Pay Certificates. The Notional Amount of the Class IO Certificates will for purposes of distributions on each Distribution Date equal the aggregate of the Certificate Principal Amounts of the Sequential Pay Certificates as of the first day of the related Interest Accrual Period.]

     [The Class PO Certificates will not have a Pass-Through Rate and will not be entitled to distributions in respect of interest.]

Distributions

     Method, Timing and Amount. Distributions on the Certificates are required to be made on the ____ day of each month, or if such day is not a Business Day, on the next succeeding Business Day, commencing on ____(each, a "Distribution Date"). All distributions (other than the final distribution on any Certificate) are required to be made by the Trustee to the persons in whose names the Certificates are registered at the close of business on the last day of the month immediately preceding the month in which the related Distribution Date occurs or, if such day is not a Business Day, the immediately preceding Business Day. Such distributions are required to be made (a) by wire transfer in immediately available funds to the account specified by the Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder provides the Trustee with wiring instructions no less than five Business Days prior to the related Record Date, or otherwise (b) by check mailed to such Certificateholder. The final distribution on any Offered Certificates is required to be made in like manner, but only upon presentment or surrender (for notation that the Certificate Principal Amount thereof has been reduced to zero) of such Certificate at the location specified in the notice to the Certificateholder thereof of such final distribution. All distributions made with respect to a Class of Certificates on each Distribution Date will be allocated pro rata among the outstanding Certificates of such Class based on their respective Percentage Interests. The "Percentage Interest" evidenced by any Offered Certificate is equal to the initial denomination thereof as of the Closing Date divided by the initial Certificate Principal Amount of the related Class.

     The aggregate distribution to be made on the Certificates on any Distribution Date will equal the Available Funds. The "Available Funds" for a Distribution Date will be the sum of (i) all Monthly Payments or other receipts on account of principal and interest on or in respect of the Mortgage Loans (including Unscheduled Payments and Net REO Proceeds, if any) received by the Master Servicer in the related Prepayment Period, (ii) all other amounts deposited in the Collection Account by the Master Servicer pursuant to the Pooling Agreement in respect of such Distribution Date that are allocable to the Mortgage Loans, including all P&I Advances made by the Master Servicer or the Trustee, as applicable, in respect of such Distribution Date, and any interest or other income earned on funds in the Interest Reserve Account, [(iii) for the Distribution Date occurring in each March, the related Withheld Amounts as described herein under "The Pooling Agreement--Accounts--Interest Reserve Account" and required to be deposited in the Lower-Tier Distribution Account pursuant to the Pooling Agreement] and (iv) any late payments of Monthly
Payments received after the end of the Collection Period relating to such Distribution Date but prior to the related Determination Date but excluding the following:

          (a) amounts permitted to be used to reimburse the Master Servicer, the Special Servicer or the Trustee, as applicable, for previously unreimbursed Advances and interest on such Advances as described herein under "The Pooling Agreement--Advances";

          (b) the aggregate amount of the Servicing Fee (which includes the fees for both the Trustee and the Master Servicer) payable to the Master Servicer (net of any amounts used to offset Prepayment Interest Shortfalls as described herein) and the amounts payable to the Special Servicer described herein under "The Pooling Agreement--Certain Matters Regarding the Seller, the Master Servicer and the Special Servicer" in each case in respect of such Distribution Date, [and all amounts in the nature of late fees, loan modification fees, extension fees, loan service transaction fees, demand fees, beneficiary statement charges, assumption fees, modification fees and similar fees, and reinvestment earnings on payments received with respect to the Mortgage Loans which the Master Servicer or Special Servicer is entitled to receive as additional servicing compensation pursuant to the terms of the Pooling Agreement (together with the Servicing Fee, "Servicing Compensation");]

          (c) all amounts representing scheduled Monthly Payments due after the related Due Date;

          [(d) to the extent permitted by the Pooling Agreement, that portion of liquidation proceeds, insurance proceeds and condemnation proceeds or the Repurchase Price received with respect to a Mortgage Loan which represents any unpaid Servicing Compensation as described herein, to which the Master Servicer, the Special Servicer or the Trustee is entitled;]

          (e) all amounts representing certain unanticipated or default related expenses reimbursable or payable to the Master Servicer, the Special Servicer or the Trustee and other amounts permitted to be retained by the Master Servicer or withdrawn pursuant to the Pooling Agreement in respect of various items, including the excess of Prepayment Interest Excesses over Prepayment Interest Shortfalls (as such terms are defined herein) and indemnities;

          (f) prepayment premiums;

          [(g) Default Interest;]

          [(h) Excess Interest;]

          [(i) with respect to all Mortgage Loans which accrue interest on a basis other than assuming a 360-day year and twelve 30-day months and any Distribution Date occurring in each February, and in any January occurring in a year that is not a leap year, the related Withheld Amount as described under "THE POOLING AGREEMENT--Accounts--Interest Reserve Account" herein;]

          (j) all amounts received with respect to each Mortgage Loan previously purchased or repurchased pursuant to the Pooling Agreement during the related Prepayment Period and subsequent to the date as of which the amount required to effect such purchase or repurchase was determined; and

          (k) the amount reasonably determined by the Trustee to be necessary to pay any applicable federal, state or local taxes imposed on the Upper-Tier REMIC or the Lower-Tier REMIC under the circumstances and to the extent described in the Pooling Agreement.

     "Monthly Payment" with respect to any Mortgage Loan (other than any REO Mortgage Loan) and any Due Date is the scheduled monthly payment of principal (if any) and interest at the related Mortgage Rate which is payable by the related borrower on such Due Date and increased by the amount of Mortgage Loan Negative Amortization, if any, added to the principal balance of such Mortgage Loan on or before such Determination Date. "Mortgage Loan Negative Amortization" for any Mortgage Loan as of any Due Date is equal to the excess, if any, of (a) one month's interest accrued on the Scheduled Principal Balance thereof at the related Mortgage Interest Rate over (b) the Monthly Payment or, if applicable, Assumed Scheduled Payment due on such due Date. The Monthly Payment with respect to any Distribution Date and (i) an REO Mortgage Loan, or (ii) any Mortgage Loan which is delinquent at its maturity date and with respect to which the Special Servicer has not entered into an extension, is the monthly payment that would otherwise have been payable on the related Due Date had the related Note not been discharged or the related maturity date had not been reached, as the case may be, determined as set forth in the Pooling Agreement.

     "Unscheduled Payments" are all net liquidation proceeds, net insurance proceeds and net condemnation proceeds payable under the Mortgage Loans, any Principal Prepayment, the purchase price received with respect to any purchase or repurchase of any Mortgage Loan and any other payments under or with respect to the Mortgage Loans not scheduled to be made, [but excluding prepayment premiums, yield maintenance charges, Excess Interest and Default Interest and excluding any amount paid in connection with the release of the related Mortgaged Property through defeasance.]

     "Net REO Proceeds" with respect to any REO Property and any related REO Mortgage Loan are all revenues received by the Special Servicer with respect to such REO Property or REO Mortgage Loan (other than the proceeds of a liquidation thereof) net of any insurance premiums, taxes, assessments and other costs and expenses permitted to be paid therefrom pursuant to the Pooling Agreement.

     "Principal Prepayments" are unscheduled payments of principal permitted to be made by a borrower under the terms of a Mortgage Loan and received from the borrower.

     "Collection Period" with respect to a Distribution Date and each Mortgage Loan is the period beginning on the day after the Due Date in the month preceding the month in which such Distribution Date occurs [(or, in the case of the Distribution Date occurring on ____, beginning on the day after the Cut-Off
Date)] and ending on the Due Date in the month in which such Distribution Date occurs.

     "Prepayment Period" with respect to any Distribution Date is the period beginning the day after the Determination Date in the month immediately preceding the month in which such Distribution Date occurs (or on the Cut-Off Date, in the case of the first Distribution Date) through and including the Determination Date immediately preceding such Distribution Date.

     "Net Default Interest" with respect to any Mortgage Loan is any Default Interest accrued on such Mortgage Loan less amounts required to pay the Master Servicer, the Special Servicer or the Trustee, as applicable, interest on Advances at the Advance Rate.

     "Determination Date" is, with respect to any Distribution Date, the fifth business day prior to such Distribution Date.

     "Default Interest" with respect to any Mortgage Loan is interest accrued on such Mortgage Loan at the excess of (i) the related Default Rate over (ii) the sum of the related Mortgage Rate plus, if applicable, the related Excess Rate.

     "Default Rate" with respect to any Mortgage Loan is the per annum rate at which interest accrues on such Mortgage Loan following any event of default on such Mortgage Loan including a default in the payment of a Monthly Payment.

     ["Excess Rate" with respect to each of the ARD Loans is the excess of the related Revised Rate over the related Initial Rate.]

     ["Excess Interest" with respect to each of the ARD Loans is the interest accrued at the related Excess Rate in respect of such Mortgage Loan, plus interest thereon, to the extent permitted by applicable law, at the related Revised Rate.]

     Payment  Priorities.   As  used  below  in  describing  the  priorities  of
distribution of Available Funds for each Distribution Date, the terms set forth below will have the following meanings.

     The "Interest Accrual Amount," with respect to any Distribution Date and any Class of Sequential Pay Certificates [(other than the Class PO Certificates)], is equal to interest for the related Interest Accrual Period at the Pass-Through Rate for such Class on the related Certificate Principal Amount (provided, that for interest accrual purposes any distributions of principal or reductions in Certificate Principal Amount as a result of allocations of Realized Losses on the Distribution Date occurring in an Interest Accrual Period will be deemed to have been made on the first day of such Interest Accrual Period); and ["Interest Accrual Amount" with respect to any Distribution Date and the Class IO Certificates is equal to interest for the related Interest Accrual Period at the Pass-Through Rate for such Class for such Interest Accrual Period on the applicable Notional Amount of such Class [provided, that for interest accrual purposes any reductions in Notional Amount as a result of reductions in the corresponding Certificate Principal Amounts used to determine the Notional Amount due to principal distributions or allocations of Realized Losses on the Distribution Date occurring in an Interest Accrual Period will be deemed to have been made on the first day of such Interest Accrual Period.] Calculations of interest on the Certificates will be made on the basis of a 360-day year consisting of twelve 30-day months.

     The "Interest Distribution Amount" with respect to any Distribution Date and each Class of Regular Certificates [other than the Class PO Certificates] will equal (A) the sum of (i) the Interest Accrual Amount for such Distribution Date and (ii) the Interest Shortfall, if any, for such Distribution Date, less
(B) any Excess Prepayment Interest Shortfall [Certificate Negative Amortization] allocated to such Class on such Distribution Date.

     The "Interest Accrual Period" with respect to any Distribution Date is the calendar month preceding the month in which such Distribution Date occurs.

     Each Interest Accrual Period with respect to each Class of Certificates is assumed to consist of 30 days.

     An "Interest Shortfall" with respect to any Distribution Date for any Class of Regular Certificates is the sum of (a) the excess, if any, of (i) the Interest Distribution Amount for such Class for the immediately preceding Distribution Date, over (ii) all distributions of interest [(other than Excess Interest)] made with respect to such Class of Certificates on the immediately preceding Distribution Date, [and (b) to the extent permitted by applicable law,
(i) other than in the case of the Class ____ Certificates, one month's interest on any such excess at the Pass-Through Rate applicable to such Class of Certificates for the current Distribution Date and (ii) in the case of the Class ____ Certificates, one month's interest on any such excess at the WAC Rate for such Distribution Date.]

     The "Pass-Through Rate" for any Class of Regular Certificates [other than the Class PO Certificates] for any Interest Accrual Period is the per annum rate at which interest accrues on the Certificates of such Class during such Interest Accrual Period, as follows:

          The Pass--Through Rate on the Class ____ Certificates is a per annum rate equal to %.

          The Pass--Through Rate on the Class ____ Certificates is a per annum rate equal to %.

          The Pass--Through Rate on the Class ____ Certificates is a per annum rate equal to %.

          The Pass--Through Rate on the Class ____ Certificates is a per annum rate equal to %.

          The Pass--Through Rate on the Class ____ Certificates is a per annum rate equal to %.

          [The Pass--Through Rate on the Class ____ Certificates is a per annum rate equal to %, subject to a cap equal to the WAC Rate.]

          [The Pass--Through Rate on the Class ____ Certificates is a per annum rate equal to %, subject to a cap equal to the WAC Rate.]

          The Pass--Through Rate on the Class ____ Certificates is a per annum rate equal to %.

          The Pass--Through Rate on the Class ____ Certificates is a per annum rate equal to %.

          The Pass--Through Rate on the Class ____ Certificates is a per annum rate equal to %.

          The Pass--Through Rate on the Class ____ Certificates is a per annum rate equal to %.

          The Pass--Through Rate on the Class ____ Certificates is a per annum rate equal to the excess of (i) the WAC Rate over (ii) the weighted average of the Pass-Through Rates on the Sequential Pay Certificates, weighted on the basis of their respective Certificate Principal Amounts.

     The initial Pass--Through Rate for each Class of Offered Certificates is set forth on the cover page of this Prospectus Supplement.

     [The Class PO Certificates will not have a Pass-Through Rate or entitle holders to distributions of interest.]

     [The "WAC Rate" with respect to any Distribution Date is a per annum rate equal to the product of the weighted average of the Net Mortgage Rates in effect for the Mortgage Loans as of their respective Due Dates in the month preceding the month in which such Distribution Date occurs weighted on the basis of the respective Stated Principal Balances of the Mortgage Loans on such Due Dates.]

     [The "Regular Certificates" are the Class ____, Class ____, Class ____, Class ____, Class ____, Class ____, Class ____, Class ____, Class ____, Class ____, Class ____ and Class ____ Certificates.]

     The "Net Mortgage Rate" with respect to any Mortgage Loan is a per annum rate equal to the related Mortgage Rate in effect from time to time minus the related Servicing Fee Rate. However, for purposes of calculating Pass-Through Rates, the Net Mortgage Rate of such Mortgage Loan will be determined without regard to any modification, waiver or amendment of the terms, whether agreed to by the Special Servicer or resulting from a bankruptcy, insolvency or similar proceeding involving the related borrower.

     The "Mortgage Rate" with respect to any Mortgage Loan is the per annum rate at which interest accrues on such Mortgage Loan as stated in the related Note in each case without giving effect to the Excess Rate or the Default Rate. [Notwithstanding the foregoing, if any Mortgage Loan does not accrue interest on the basis of a 360-day year consisting of twelve 30-day months, then, for purposes of calculating Pass-Through Rates, the Mortgage Rate of such Mortgage Loan for any one-month period preceding a related Due Date will be the annualized rate at which interest would have to accrue in respect of such Mortgage Loan on the basis of a 360-day year consisting of twelve 30-day months in order to produce the aggregate amount of interest actually accrued in respect of such Mortgage Loan during such one-month period at the related Mortgage Rate; provided, however, that with respect to all such Mortgage Loans, (i) the Mortgage Rate for the one month period preceding the Due Dates in January and February in any year which is not a leap year or in February in any year which is a leap year will be determined net of the Withheld Amount, and (ii) the Mortgage Rate for the one-month period preceding the Due Date in March will be determined taking into account the addition of any such Withheld Amounts.]

     The "Stated Principal Balance" of any Mortgage Loan at any date of determination will equal (a) the principal balance as of the Cut-Off Date of such Mortgage Loan, minus (b) the sum of (i) the principal portion of each Monthly Payment due on such Mortgage Loan after the Cut-Off Date and prior to such date of determination, if received from the borrower or advanced by the Master Servicer or Trustee, (ii) all voluntary and involuntary principal prepayments and other unscheduled collections of principal received with respect to such Mortgage Loan, to the extent distributed to holders of the Certificates or applied to other payments required under the Pooling Agreement before such date of determination and (iii) any adjustment to such balance as a result of a reduction of principal by a bankruptcy court or as a result of a modification reducing the principal amount due on such Mortgage Loan. The Stated Principal Balance of a Mortgage Loan with respect to which title to the related Mortgaged Property has been acquired by the Trust Fund is equal to the principal balance of such Mortgage Loan outstanding on the date on which such title is acquired less any Net REO Proceeds allocated to principal on such Mortgage Loan. The Stated Principal Balance of a defaulted Mortgage Loan with respect to which the Master Servicer or the Special Servicer has determined that it has received all payments and recoveries which it expects to be finally recoverable on such Mortgage Loan is zero.

     The "Principal Distribution Amount" for any Distribution Date will be equal to the sum, without duplication, [excluding the PO Distribution Amount] of :

     (i) the principal component of all scheduled Monthly Payments due on the Due Date immediately preceding such Distribution Date (if received, or advanced by the Master Servicer or Trustee, in respect of such Distribution Date) with respect to the Mortgage Loans;

     (ii) the principal component of all Extended Monthly Payments due on the related Due Date (if received, or advanced by the Master Servicer or Trustee, in respect of such Distribution Date) with respect to the Mortgage Loans;

     (iii) the principal component of any payment on any Mortgage Loan received or applied on or after the date on which such payment was due in the related Prepayment Period, net of the principal portion of any unreimbursed P&I Advances related to such Mortgage Loan;

     (iv) the portion of Unscheduled Payments allocable to principal of any Mortgage Loan received or applied during the related Prepayment Period, net of the principal portion of any unreimbursed P&I Advances related to such Mortgage Loan; and

     (v) the Principal Shortfall, if any, for such Distribution Date.

     For purposes of the foregoing definition of Principal Distribution Amount, the term "Principal Shortfall" for any Distribution Date means the amount, if any, by which (i) the Principal Distribution Amount for the preceding Distribution Date, exceeds (ii) the aggregate amount actually distributed with respect to principal on such preceding Distribution Date in respect of such Principal Distribution Amount.

     An "REO Mortgage Loan" is any Mortgage Loan as to which the related Mortgaged Property has become an REO Property.

     [For purposes of determining distributions in respect of principal on the Class PO Certificates, each Discount Mortgage Loan will be assigned a fraction referred to herein as the "Class PO Fraction," the numerator of which is ___% per annum minus the Net Mortgage Rate for such Discount Mortgage Loan, and the denominator of which is ___% per annum. The "Class PO Principal Distribution Amount" for any Distribution Date will equal the sum of (a) the Class PO Principal Shortfall for such Distribution Date, plus (b) the sum for all such Discount Mortgage Loans of the products of (i) the excess, if any, of the Stated Principal Balance of such Discount Mortgage Loan as of the Distribution Date immediately prior to such Distribution Date over the Stated Principal Balance of such Discount Mortgage loan as of such Distribution Date, multiplied by (ii) the Class PO Fraction for each such Discount Mortgage Loan. [Actual/360 Adjustment].]

     A "Discount Mortgage Loan" is each Mortgage Loan with a Net Mortgage Interest Rate below ____%.

     On each Distribution Date prior to the Cross-over Date, the Available Funds for such Distribution Date are required to be distributed in the following amounts and order of priority:

     (i) First, pro rata, in respect of interest, to the Class ____, Class ____, Class ____ [and Class IO Certificates,] up to an amount equal to, and pro rata as among such Classes in accordance with, the Interest Distribution Amounts of such Classes;

     (ii) Second, to the Class ____, _____ [and PO] Certificates, in reduction of their respective Certificate Principal Amounts in the following order: [(a) to the Class PO Certificates and to the Class ____, ____ and _____ Certificates, in each case up to an amount equal to the lesser of (i) the Certificate Principal Amount of such Certificates and (ii) the [PO Principal Distribution Amount or] Principal Distribution Amount [respectively,] such Distribution Date;

     (iii) Third, to the Class ____ Certificates, in respect of interest, up to an amount equal to the aggregate Interest Distribution Amount of such Class;

     (iv)  Fourth,  to  the  Class  ____  Certificates,   in  reduction  of  the
Certificate Principal Amount thereof, up to an amount equal to the Principal Distribution Amounts less the portion of such Principal Distribution Amounts distributed pursuant to all prior clauses, until the Certificate Principal Amount thereof is reduced to zero;

     (v) Fifth, to the Class ____ Certificates, an amount equal to the aggregate of unreimbursed Realized Losses previously allocated to such Class, plus interest thereon at the Pass-Through Rate for such Class compounded monthly from the date the related Realized Loss was allocated to such Class;

     (vi) Sixth, to the Class ____ Certificates, in respect of interest, up to an amount equal to the aggregate Interest Distribution Amount of such Class;

     (vii) Seventh, to the Class ____ Certificates, in reduction of the Certificate Principal Amount thereof, up to an amount equal to the Principal Distribution Amounts, less the portions of such Principal Distribution Amounts distributed pursuant to all prior clauses, until the Certificate Principal Amount thereof is reduced to zero;

     (viii) Eighth, to the Class ____ Certificates, an amount equal to the aggregate of unreimbursed Realized Losses previously allocated to such Class, plus interest thereon at the Pass-Through Rate for such Class compounded monthly from the date the related Realized Loss was allocated to such Class;

     (ix) Ninth, to the Class ____ Certificates in respect of interest, up to an amount equal to the aggregate Interest Distribution Amount of such Class;

     (x) Tenth, to the Class ____ Certificates, in reduction of the Certificate Principal Amount thereof, up to an amount equal to the Principal Distribution Amounts less the portions of such Principal Distribution Amounts distributed pursuant to all prior clauses, until the Certificate Principal Amount thereof is reduced to zero;

     (xi) Eleventh, to the Class ____ Certificates, an amount equal to the aggregate of unreimbursed Realized Losses previously allocated to such Class, plus interest thereon at the Pass-Through Rate for such Class compounded monthly from the date the related Realized Loss was allocated to such Class;

     (xii) Twelfth, to the Class ____ Certificates in respect of interest, up to an amount equal to the aggregate Interest Distribution Amount of such Class;

     (xiii) Thirteenth, to the Class ____ Certificates in reduction of the Certificate Principal Amount thereof, up to an amount equal to the Principal Distribution Amounts, less the portions of such Principal Distribution Amounts distributed pursuant to all prior clauses, until the Certificate Principal Amount thereof is reduced to zero;

     (xiv) Fourteenth, to the Class ____ Certificates, an amount equal to the aggregate of unreimbursed Realized Losses previously allocated to such Class, plus interest thereon at the Pass-Through Rate for such Class compounded monthly from the date the related Realized Loss was allocated to such Class;

     (xv) Fifteenth, to the Class ____ Certificates in respect of interest, up to an amount equal to the aggregate Interest Distribution Amount of such Class;

     (xvi) Sixteenth, to the Class ____ Certificates in reduction of the Certificate Principal Amount thereof, up to an amount equal to the Principal Distribution Amounts, less the portions of such Principal Distribution Amounts distributed pursuant to all prior clauses, until the Certificate Principal Amount thereof is reduced to zero;

     (xvii) Seventeenth, to the Class ____ Certificates, an amount equal to the aggregate of unreimbursed Realized Losses previously allocated to such Class, plus interest thereon at the Pass-Through Rate for such Class compounded monthly from the date the related Realized Loss was allocated to such Class;

     (xviii) Eighteenth, to the Class ____ Certificates in respect of interest, up to an amount equal to the aggregate Interest Distribution Amount of such Class;

     (xix) Nineteenth, to the Class ____ Certificates in reduction of the Certificate Principal Amount thereof, up to an amount equal to the Principal Distribution Amounts, less the portions of such Principal Distribution Amounts distributed pursuant to all prior clauses, until the Certificate Principal Amount thereof is reduced to zero;

        (xx) Twentieth, to the Class ____ Certificates, an amount equal to the aggregate of unreimbursed Realized Losses previously allocated to such Class, plus interest thereon at the Pass-Through Rate for such Class compounded monthly from the date the related Realized Loss was allocated to such Class;

     (xxi) Twenty-first, to the Class ____ Certificates in respect of interest, up to an amount equal to the aggregate Interest Distribution Amount of such Class;

     (xxii) Twenty-second, to the Class ____ Certificates in reduction of the Certificate Principal Amount thereof, up to an amount equal to the Principal Distribution Amounts, less the portions of such Principal Distribution Amounts distributed pursuant to all prior clauses, until the Certificate Principal Balance thereof is reduced to zero;

     (xxiii) Twenty-third, to the Class ____ Certificates, an amount equal to the aggregate of unreimbursed Realized Losses previously allocated to such Class, plus interest thereon at the Pass-Through Rate for such Class compounded monthly from the date the Realized Loss was allocated to such Class;

     (xxiv) Twenty-fourth, to the Class ____ Certificates in respect of interest, up to an amount equal to the aggregate Interest Distribution Amount of such Class;

     (xxv) Twenty-fifth, to the Class ____ Certificates in reduction of the Certificate Principal Amount thereof, up to an amount equal to the Principal Distribution Amounts, less the portions of such Principal Distribution Amounts distributed pursuant to all prior clauses, until the Certificate Principal Balance thereof is reduced to zero;

     (xxvi) Twenty-sixth, to the Class ____ Certificates, an amount equal to the aggregate of unreimbursed Realized Losses previously allocated to such Class, plus interest thereon at the Pass-Through Rate for such Class compounded monthly from the date the Realized Loss was allocated to such Class; and

     (xxvii) Twenty-seventh, to the Class R Certificates, any amounts remaining in the Upper-Tier Distribution Account; and to the Class LR Certificates, any amounts remaining in the Lower-Tier Distribution Account.

     On each Distribution Date occurring on and after the Cross-over Date, regardless of the allocation of principal payments described in priority Second above, an amount equal to the Principal Distribution Amount is required to be distributed, first, to the Class ____, Class ____ and Class ____ Certificates, pro rata, based on their respective Certificate Principal Amounts, in reduction of their respective Certificate Principal Amounts, until the Certificate Principal Amount of each such Class is reduced to zero, and, second, to the Class ____, Class ____ and Class ____ Certificates for unreimbursed amounts of Realized Losses previously allocated to such Classes, pro rata in accordance with the amount of such unreimbursed Realized Losses so allocated, plus interest thereon at their respective Pass-Through Rates compounded monthly from the date the related Realized Loss was allocated to such Classes. The "Cross-over Date" is the Distribution Date on which the Certificate Principal Amount of each Class of Certificates entitled to distributions of principal (other than the Class ____, Class ____ and Class ____ Certificates) has been reduced to zero due to the application of Realized Losses.

     All references to "pro rata" in the preceding clauses, unless otherwise specified, mean pro rata based upon the amount distributable pursuant to such clause.

     [Prepayment Premiums. On any Distribution Date, prepayment premiums and yield maintenance charges collected during the related Collection Period are required to be distributed to the holders of the Classes of Offered Certificates as described below.

     On each Distribution Date, prepayment premiums collected on the Mortgage Loans during the related Prepayment Period will be distributed as follows by the Trustee to the holders of the following Classes of Regular Certificates: to the Class ____, Class ____, Class ____, Class ____, Class ____ and Class ____ Certificates, an amount equal to the product of (a) a fraction whose numerator is the amount distributed as principal to such Class on such Distribution Date, and whose denominator is the total amount distributed as principal to the Class ____, Class ____, Class ____, Class ____, Class ____, Class ____, Class ____,
Class ____, Class ____ and Class ____  Certificates on such  Distribution  Date,
(b) 25% and (c) the total amount of prepayment premiums relating to the Mortgage Loans collected during such Prepayment Period.

     [Any Prepayment Premiums relating to the Mortgage Loans collected during the related prepayment period and remaining after such distributions will be distributed to the holders of the Class ____ Certificates.]

     [On each Distribution Date, Yield Maintenance Charges collected on the Mortgage Loans during the related Collection Period will be distributed by the Trustee to the Class ____ Certificates, in an amount equal to the product of (a) a fraction, not greater than 1, whose numerator is the amount distributed as principal to such Class on such Distribution Date, and whose denominator is the total amount distributed as principal prepayments on such Distribution Date from the Mortgage Loans, (b) the Base Interest Fraction for the related principal prepayment and such Class of Certificates, and (c) the aggregate amount of Yield Maintenance Charges relating to the Mortgage Loans collected on such principal prepayments during the related Prepayment Period. Any Yield Maintenance Charges relating to the Mortgage Loans collected during the related Prepayment Period remaining after such distributions will be distributed to the holders of the Class ____ Certificates.]

     The "Base Interest Fraction" with respect to any principal prepayment on any Mortgage Loan and with respect to any Class of Offered Certificates is a fraction (a) whose numerator is the amount, if any, by which (i) the Pass-Through Rate on such Class of Certificates exceeds (ii) discount rate used in accordance with the related Mortgage Loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which the (i) Mortgage Rate on such Mortgage Loan exceeds (ii) discount rate used in accordance with the related Mortgage Loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances shall the Base Interest Fraction be greater than one. If such Yield Rate is greater than or equal to the lesser of (x) the Mortgage Rate on such Mortgage Loan and (y) the Pass-Through Rate described in the preceding sentence, then the Base Interest Fraction shall equal zero.

     Notwithstanding the foregoing, if a penalty is imposed on the basis of a formula that requires payment at the greater of a Yield Maintenance Charge or a minimum amount equal to a fixed percentage of the Scheduled Principal Balance of the Mortgage Loan, and the latter is the greater amount, then the penalty so collected will be allocated as described above with respect to Prepayment Premiums rather than as described above with respect to Yield Maintenance Charges. A substantial number of those Mortgage Loans which have a yield maintenance charge also feature a fixed prepayment premium for a specified period of time. For detailed information see Annex A.

     [No prepayment premiums or yield maintenance charges will be distributed to holders of the Class ____, Class ____, Class ____, Class ____ or Residual Certificates. Instead, after the Certificate Principal Amount of the Class ____, Class ____, Class ____, Class ____, Class ____ and Class ____ Certificates have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to Mortgage Loans will be distributed to holders of the Class ____ Certificates. For a description of prepayment premiums and yield maintenance charges, see "DESCRIPTION OF THE MORTGAGE POOL--Characteristics of the Mortgage Loans--Prepayment Provisions." See also "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Enforceability of Certain Provisions--Prepayment Provisions" in the Prospectus.]

     Notwithstanding the foregoing, prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the Mortgage Loans in the related Prepayment Period.

     [Excess Interest. On each Distribution Date, the Trustee is required to distribute any Excess Interest received during the related Collection Period, to the holders of the Class ____, Class ____, Class ____ , Class ____, Class ____, Class ____, Class ____ and Class ____ Certificates, pro rata, based on their initial Certificate Principal Amounts.]

     Realized Losses. The Certificate Principal Amount of each Class of Sequential Pay Certificates will be reduced without distribution on any Distribution Date as a write-off to the extent of any Realized Loss allocated to such Class on such Distribution Date. As referred to herein, the "Realized Loss" with respect to any Distribution Date shall mean the amount, if any, by which the aggregate Certificate Principal Amount of all such Classes of Certificates after giving effect to distributions made on such Distribution Date exceeds the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to any payments of principal received or advanced with respect to the Due Date occurring immediately prior to such Distribution Date. Any such write-offs will be applied to such Classes of Certificates in the following order, until each is reduced to zero: first, to the Class ____ Certificates; second, to the Class ____ Certificates; third, to the Class ____ Certificates; fourth, to the Class
____ Certificates;  fifth, to the Class ____  Certificates;  sixth, to the Class
____ Certificates; seventh, to the Class ____ Certificates; eighth, to the Class
____ Certificates and, finally, pro rata, to the Class ____, Class ____ and Class ____ Certificates, based on their respective Certificate Principal Amounts. [The Notional Amount of the Class ____ Certificates will be reduced to reflect reductions in the Certificate Principal Amount of the Sequential Pay Certificates resulting from allocations of Realized Losses.] Any amounts recovered in respect of any amounts previously written off as Realized Losses will be distributed to the Classes of Certificates described above in reverse order of allocation of Realized Losses thereto.

     Shortfalls in Available Funds resulting from additional servicing compensation other than the Servicing Fee, interest on Advances to the extent not covered by Default Interest, extraordinary expenses of the Trust Fund, a reduction of the interest rate of a Mortgage Loan by a bankruptcy court pursuant to a plan of reorganization or pursuant to any of its equitable powers or other unanticipated or default-related expenses (not constituting Realized Losses) will be allocated to interest due on each Class of Regular Certificates in the same order as Realized Losses are applied to the principal balance thereof.

     To the extent any Mortgage Loan is prepaid in full or in part between a Determination Date and the related Due Date immediately following such Determination Date, an interest shortfall may result on the second Distribution Date following such Determination Date because interest on prepayments in full or in part will only accrue to the date of payment (such shortfall, a "Prepayment Interest Shortfall"). To the extent any Mortgage Loan is prepaid in full or in part between the related Due Date and the Determination Date immediately following such Due Date, the interest on such prepayment will be included in the Available Funds for the immediately succeeding Distribution Date (the "Prepayment Interest Excess"), but only to the extent necessary to offset Prepayment Interest Shortfalls for such prepayment period. If a Mortgage Loan is prepaid in full or in part during any Prepayment Period, any related Prepayment Interest Shortfall shall be offset to the extent of any Prepayment Interest Excess collected during such prepayment period. If the Prepayment Interest Shortfall for any Prepayment Period exceeds any Prepayment Interest Excess collected during such period, such shortfall shall be offset only by an amount up to the product of (x) [0.04%], and (y) the aggregate Stated Principal Balance of the Mortgage Loans for the related Interest Accrual Period, which amount represents a reduction in the Servicing Fee payable to the Master Servicer on the related Distribution Date. Any remaining Prepayment Interest Shortfall not so offset (an "Excess Prepayment Interest Shortfall") will be allocated to each Class of Regular Certificates, pro rata, based upon the amount of interest which would otherwise have been distributable to each Class. The Master Servicer shall be entitled to any excess of the Prepayment Interest Excess over the Prepayment Interest Shortfall.

     Appraisal Reduction Amounts. In the event that an Appraisal Reduction Event occurs with respect to a Mortgage Loan, (i) the amount advanced by the Master Servicer with respect to delinquent payments of interest with respect to the related Mortgage Loan will be reduced as described under --Appraisal Reductions" below, and (ii) the Voting Rights of certain Classes will be reduced as described under "THE POOLING AGREEMENT--Amendment" herein. The reduction of interest advanced by the Master Servicer will have the effect of reducing the amount available to be distributed as interest on the then most subordinate Class or Classes of Certificates.

     The Certificate Principal Amount of each of the Class ____, Class ____, Class ____, Class ____, Class ____, Class ____, Class ____ and Class ____ Certificates will be notionally reduced (solely for purposes of determining the Voting Rights of the related Classes) on any Distribution Date to the extent of any Appraisal Reduction Amounts allocated to such Class on such Distribution Date. To the extent that the aggregate of the Appraisal Reduction Amounts for any Distribution Date exceed such Certificate Principal Amount, such excess will be applied, subject to any reversal described below, to notionally reduce the Certificate Principal Amount of the next most subordinate Class of Certificates on the next Distribution Date. Any such reductions will be applied in the following order of priority: first, to the Class ____ Certificates; second, to the Class ____ Certificates; third, to the Class ____ Certificates; fourth, to the Class ____ Certificates; fifth, to the Class ____ Certificates; sixth, to the Class ____ Certificates; seventh, to the Class ____ Certificates and finally, to the Class ____ Certificates (provided in each case that no Certificate Principal Amount in respect of any such Class may be notionally reduced below zero). See "--Payment Priorities" above and "--Appraisal Reductions" below.

     [Allocation of Certificate Negative Amortization. At the Cut-Off Date, approximately ___% of the Mortgage Loans by Initial Pool Balance are Negatively Amortizing Loans. Mortgage Loan Negative Amortization on such Mortgage Loans on any Distribution Date will be allocated pro rata among the Class ___ and Class ____ Certificates based on the respective Class Interest Distribution Amounts thereof that would otherwise be payable for such Distribution Date (prior to giving effect to any reduction therein attributable to Certificate Negative Amortization or Excess Prepayment Interest Shortfall). The aggregate amount of interest required to be paid to the holders of the Class ____ and Class ____ Certificates will be decreased (but not below zero) by the aggregate amount of Mortgage Loan Negative Amortization allocated to such Certificates, and the amount of such Mortgage Loan Negative Amortization allocated to the Class ____ and Class ____ Certificates will be added to the Certificate Principal Amount of such Certificates. It is also possible that by reason of a modification, waiver or amendment after the Cut-Off Date, additional Mortgage Loans may become subject to Mortgage Loan Negative Amortization. In the case of such Mortgage Loans, the aggregate amount of interest required to be paid to the most junior Class of Certificates outstanding on any Distribution Date will be decreased by the aggregate amount of Mortgage Loan Negative Amortization added to such Mortgage Loans in the related Due Period and the amount thereof will be added to the Certificate Principal Amount of such Class of Certificates. The amount of Mortgage Loan Negative Amortization that is allocated to any Class of Certificates is referred to as the "Certificate Negative Amortization" for such Class.]

Subordination

     As a means of providing a certain amount of protection to the holders of the Class ____, Class ____, Class ____ and Class ____ Certificates against losses associated with delinquent and defaulted Mortgage Loans, the rights of the holders of the Class ____, Class ____, Class ____, Class ____, Class ____, Class ____, Class ____ and Class ____ Certificates to receive distributions of interest (other than Excess Interest) and principal, as applicable, will be subordinated to such rights of the holders of the Class ____, Class ____, Class ____ and Class ____ Certificates. The Class ____ Certificates will likewise be protected by the subordination of the Class ____, Class ____, Class ____, Class ____, Class ____, Class ____ and Class ____ Certificates. The Class ____ Certificates will likewise be protected by the subordination of the Class ____, Class ____, Class ____, Class ____, Class ____ and Class ____ Certificates. The Class ____ Certificates will likewise be protected by the subordination of the Class ____, Class ____, Class ____, Class ____ and Class ____ Certificates. The Class ____ Certificates will likewise be protected by the subordination of the Class ____, Class ____, Class ____ and Class ____ Certificates. This subordination will be effected in two ways: (i) by the preferential right of the holders of a Class of Certificates to receive on any Distribution Date the amounts of interest and principal distributable in respect of such Certificates on such date prior to any distribution being made on such Distribution Date in respect of any Classes of Certificates subordinate thereto and (ii) by the allocation of Realized Losses first, to the Class ____ Certificates; second, to the Class ____ Certificates; third, to the Class ____ Certificates; fourth, to the Class ____ Certificates; fifth, to the Class ____ Certificates; sixth, to the Class ____ Certificates; seventh, to the Class ____ Certificates; eighth, to the Class ____ Certificates; and, finally, to the Class ____, Class ____ and Class ____ Certificates, pro rata, based on their respective Certificate Principal Amounts. No other form of credit enhancement will be available with respect to any Class of Offered Certificates.

Appraisal Reductions

     With respect to the first Distribution Date following the earliest of (i) the third anniversary of the date on which an extension of the maturity date of a Mortgage Loan becomes effective as a result of a modification of such Mortgage Loan by the Special Servicer, which extension does not change the amount of Monthly Payments on the Mortgage Loan, (ii) 120 days after an uncured delinquency occurs in respect of a Mortgage Loan, (iii) 90 days after the date on which a reduction in the amount of Monthly Payments on a Mortgage Loan, or a change in any other material economic term of the Mortgage Loan, becomes effective as a result of a modification of such Mortgage Loan by the Special Servicer, (iv) 60 days after a receiver has been appointed, (v) immediately after a borrower declares bankruptcy, (vi) 60 days after an involuntary petition of bankruptcy is filed with respect to the borrower, if such petition is not discussed prior to the expiration of such period; and (vii) immediately after a Mortgage Loan becomes an REO Mortgage Loan each, (an "Appraisal Reduction Event"), an Appraisal Reduction Amount is required to be calculated by the Special Servicer. The "Appraisal Reduction Amount" for any Distribution Date and for any Mortgage Loan as to which any Appraisal Reduction Event has occurred will be an amount equal to the excess of (a) the outstanding Stated Principal Balance of such Mortgage Loan as of the last day of the related Collection Period over (b) the excess of (i) 90% of the sum of the appraised values of the related Mortgaged Properties as determined by independent MAI appraisals (the costs of which is required to be paid by the Master Servicer as an Advance) over
(ii) the sum of (A) to the extent not previously advanced by the Master Servicer or the Trustee, all unpaid interest on such Mortgage Loan at a per annum rate equal to the Mortgage Rate, (B) all unreimbursed Advances and interest thereon at the Advance Rate in respect of such Mortgage Loan and (C) all currently due and unpaid real estate taxes and assessments and insurance premiums and all other amounts, including, if applicable, ground rents, due and unpaid under the Mortgage Loan (which taxes, premiums and other amounts have not been the subject of an Advance). If no independent MAI appraisal has been obtained within twelve months prior to the first Distribution Date on or after an Appraisal Reduction Event has occurred, the Special Servicer will be required to estimate the value of the related Mortgaged Properties (the "Special Servicer's Appraisal Reduction Estimate") and such estimate will be used for purposes of determining the Appraisal Reduction Amount. Within 60 days after the Special Servicer receives notice or is otherwise aware of an Appraisal Reduction Event, the Special Servicer will be required to obtain an independent MAI appraisal, the cost of which will be paid by the Master Servicer as a Property Advance. On the first Distribution Date occurring on or after the delivery of such independent MAI appraisal, the Special Servicer will be required to adjust the Appraisal Reduction Amount to take into account such appraisal (regardless of whether the independent MAI appraisal is higher or lower than the Special Servicer's Appraisal Reduction Estimate). Annual updates of such independent MAI appraisal will be obtained during the continuance of an Appraisal Reduction Event and the Appraisal Reduction Amount will be adjusted accordingly.

     Upon payment in full or liquidation of any Mortgage Loan for which an Appraisal Reduction Amount has been determined, such Appraisal Reduction Amount will be eliminated.

Delivery, Form and Denomination

     The Offered Certificates [(other than the Class ____ Certificates)] will be issued, maintained and transferred in the book-entry form only in denominations of $_______ initial Certificate Principal Amount, and in multiples of $1 in excess thereof[, and the Class IO Certificates will be issued, maintained and transferred in the book-entry form only in denominations of $________ initial Notional Amount, and in multiples of $1 in excess thereof.]

     The Offered Certificates will initially be represented by one or more global Certificates for each such Class registered in the name of the nominee of DTC. The Seller has been informed by DTC that DTC's nominee will be Cede & Co. No holder of an Offered Certificate will be entitled to receive a certificate issued in fully registered, certificated form (each, a "Definitive Certificate") representing its interest in such Class, except under the limited circumstances described below under "--Definitive Certificates." Unless and until Definitive Certificates are issued, all references to actions by holders of the Offered Certificates will refer to actions taken by DTC upon instructions received from holders of Offered Certificates through its participating organizations (together with CEDEL and Euroclear participating organizations, the "Participants"), and all references herein to payments, notices, reports, statements and other information to holders of Offered Certificates will refer to payments, notices, reports and statements to DTC or Cede & Co., as the registered holder of the Offered Certificates, for distribution to holders of Offered Certificates through its Participants in accordance with DTC procedures; provided, however, that to the extent that the party to the Pooling Agreement responsible for distributing any report, statement or other information has been provided with the name of the beneficial owner of a Certificate (or the prospective transferee of such beneficial owner), such report, statement or other information will be provided to such beneficial owner (or prospective transferee).

     Until Definitive Certificates are issued in respect of the Offered Certificates, interests in the Offered Certificates will be transferred on the book-entry records of DTC and its Participants. The Trustee will initially serve as certificate registrar (in such capacity, the "Certificate Registrar") for purposes of recording and otherwise providing for the registration of the Offered Certificates.

     A "Certificateholder" or "holder" under the Pooling Agreement will be the person in whose name a Certificate is registered in the certificate register maintained pursuant to the Pooling Agreement, except that solely for the purpose of giving any consent or taking any action pursuant to the Pooling Agreement, any Certificate registered in the name of the Seller, the Trustee, the Master Servicer, the Special Servicer, a manager of a Mortgaged Property, a mortgagor or any person affiliated with the Seller, the Trustee, the Master Servicer, or the Special Servicer, such Certificate will be deemed not to be outstanding and the Voting Rights to which it is entitled will not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent or take any such action has been obtained; provided, however, that for purposes of obtaining the consent of Certificateholders to an amendment to the Pooling Agreement, any Certificates beneficially owned by the Master Servicer, the Special Servicer or an affiliate of the Master Servicer or the Special Servicer will be deemed to be outstanding, provided that such amendment does not relate to compensation of the Master Servicer or the Special Servicer, or otherwise benefit the Master Servicer or the Special Servicer in any material respect; and, provided, further, that for purposes of obtaining the consent of Certificateholders to any action proposed to be taken by the Special Servicer with respect to a Specially Serviced Mortgage Loan, any Certificates beneficially owned by the Master Servicer or an affiliate thereof will be deemed to be outstanding, provided that the Special Servicer is not the Master Servicer. The Percentage Interest of any Offered Certificate of any Class will be equal to the percentage obtained by dividing the denomination of such Certificate by the aggregate initial Certificate Principal Amount of such Class of Certificates. See "DESCRIPTION OF THE CERTIFICATES--General" in the Prospectus.

[Book-Entry Registration

     Holders of Offered Certificates may hold their Certificates through DTC (in the United States) or CEDEL or Euroclear (in Europe) if they are Participants of such system, or indirectly through organizations that are participants in such systems. CEDEL and Euroclear will hold omnibus positions on behalf of the CEDEL Participants and the Euroclear Participants, respectively, through customers' securities accounts in CEDEL's and Euroclear's names on the books of their respective depositories (collectively, the "Depositories") which in turn will hold such positions in customers' securities accounts in the Depositories' names on the books of DTC. DTC is a limited purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. DTC was created to hold securities for its Participants and to facilitate the clearance and settlement of securities transactions between Participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks, trust companies and clearing corporations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants").

     Transfers between DTC Participants will occur in accordance with DTC rules. Transfers between CEDEL Participants and Euroclear Participants will occur in accordance with their applicable rules and operating procedures.

     Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly through CEDEL Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by its Depository; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures. If the transaction complies with all relevant requirements, Euroclear or CEDEL, as the case may be, will then deliver instructions to the Depository to take action to effect final settlement on its behalf.

     Because of time-zone differences, credits of securities in CEDEL or Euroclear as a result of a transaction with a DTC Participant will be made during the subsequent securities settlement processing, dated the business day following the DTC settlement date, and such credits or any transactions in such securities settled during such processing will be reported to the relevant CEDEL Participant or Euroclear Participant on such business day. Cash received in CEDEL or Euroclear as a result of sales of securities by or through a CEDEL Participant or a Euroclear Participant to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant CEDEL or Euroclear cash account only as of the business day following settlement in DTC.

     The holders of Offered Certificates that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, Offered Certificates may do so only through Participants and Indirect Participants. In addition, holders of Offered Certificates will receive all distributions of principal and interest from the Trustee through the Participants who in turn will receive them from DTC. Under a book-entry format, holders of Offered Certificates may experience some delay in their receipt of payments, since such payments will be forwarded by the Trustee to Cede & Co., as nominee for DTC. DTC will forward such payments to its Participants, which thereafter will forward them to Indirect Participants or beneficial owners of Offered Certificates.

     Under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers of Offered Certificates among Participants on whose behalf it acts with respect to the Offered Certificates and to receive and transmit distributions of principal of, and interest on, the Offered Certificates. Participants and Indirect Participants with which the holders of Offered Certificates have accounts with respect to the Offered Certificates similarly are required to make book-entry transfers and receive and transmit such payments on behalf of their respective holders of Offered Certificates. Accordingly, although the holders of Offered Certificates will not possess the Offered Certificates, the Rules provide a mechanism by which Participants will receive payments on Offered Certificates and will be able to transfer their interest.

     Because DTC can only act on behalf of Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of a holder of Offered Certificates to pledge such Certificates to persons or entities that do not participate in the DTC system, or to otherwise act with respect to such Certificates, may be limited due to the lack of a physical certificate for such Certificates.

     DTC has advised the Seller that it will take any action permitted to be taken by a holder of an Offered Certificate under the Pooling Agreement only at the direction of one or more Participants to whose accounts with DTC the Offered Certificates are credited. DTC may take conflicting actions with respect to other undivided interests to the extent that such actions are taken on behalf of Participants whose holdings include such undivided interests.

     CEDEL is incorporated under the laws of Luxembourg as a professional depository. CEDEL holds securities for its participating organizations ("CEDEL Participants") and facilitates the clearance and settlement of securities transactions between CEDEL Participants through electronic book-entry changes in accounts of CEDEL Participants, thereby eliminating the need for physical movement of certificates.

     Euroclear was created in 1968 to hold securities for participants of the Euroclear system ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment.

     Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within the Euroclear system, withdrawal of securities and cash from the Euroclear system, and receipts of payments with respect to securities in the Euroclear system.

     Although DTC, Euroclear and CEDEL have implemented the foregoing procedures in order to facilitate transfers of interests in Global Certificates among Participants of DTC, Euroclear and CEDEL, they are under no obligation to perform or to continue to comply with such procedures, and such procedures may be discontinued at any time. None of the Seller, the Trustee, the Master Servicer, the Special Servicers or the Underwriter will have any responsibility for the performance by DTC, Euroclear or CEDEL or their respective direct or indirect Participants of their respective obligations under the rules and procedures governing their operations. The information herein concerning DTC, CEDEL and Euroclear and their book-entry systems has been obtained from sources believed to be reliable, but the Seller takes no responsibility for the accuracy or completeness thereof.]

Definitive Certificates

     Definitive Certificates will be delivered to beneficial owners of Offered Certificates ("Certificate Owners") (or their nominees) only if (i) DTC is no longer willing or able properly to discharge its responsibilities as depository with respect to the Offered Certificates, and the Seller is unable to locate a qualified successor, (ii) the Seller or the Trustee, at its sole option, elects to terminate the book-entry system through DTC, or (iii) after the occurrence of an Event of Default under the Pooling Agreement, Certificate Owners representing a majority in principal amount of the Offered Certificates of any Class then outstanding advise DTC through DTC Participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interest of such Certificate Owners.

     Upon the  occurrence of any of the events  described in clauses (i) through
(iii) in the immediately preceding paragraph, DTC is required to notify all affected DTC Participants of the availability through DTC of Definitive Certificates. Upon delivery of Definitive Certificates, the Trustee, Certificate Registrar and Master Servicer will recognize the holders of such Definitive Certificates as holders under the Pooling Agreement ("Holders"). Distributions of principal of and interest on the Definitive Certificates will be made by the Trustee directly to Holders of Definitive Certificates in accordance with the procedures set forth in the Prospectus and the Pooling Agreement.

     Upon the  occurrence of any of the events  described in clauses (i) through
(iii) of the second preceding paragraph, requests for transfer of Definitive Certificates will be required to be submitted directly to the Certificate Registrar in a form acceptable to the Certificate Registrar (such as the forms which will appear on the back of the certificate representing a Definitive Certificate), signed by the Holder or such Holder's legal representative and accompanied by the Definitive Certificate or Certificates for which transfer is being requested.

Transfer Restrictions

     [Each Class ____, Class ____, Class ____ and Class ____ Certificate] will bear a legend substantially to the effect that such Certificate may not be purchased by a transferee that is (A) an employee benefit plan or other retirement arrangement, including an individual retirement account or a Keogh plan, which is subject to Title I of ERISA, or Section 4975 of the Code, or a "governmental plan" (as defined in Section 3(32) of ERISA) that is subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA of the Code (each, a "Plan"), or
(B) a collective investment fund in which Plans are invested, an insurance company using assets of separate accounts or general accounts which include assets of Plans (or which are deemed pursuant to ERISA or any Similar Law to include assets of Plans) or other person acting on behalf of any such Plan or using the assets of any such Plan, other than an insurance company using the assets of its general account under circumstances whereby such purchase and the subsequent holding of such Certificate by such insurance company would be exempt from the prohibited transaction provisions of ERISA and the Code under Prohibited Transaction Class Exemption 95-60.

     Holders of Class ____, Class ____, Class ____ and Class ____ Certificates that are in book-entry form will be deemed to have represented that they are not persons or entities referred to in clause (A) or (B) of the legend described in the preceding paragraph. In the event that holders of the Class ____, Class ____, Class ____ and Class ____ Certificates become entitled to receive Definitive Certificates under the circumstances described under "--Definitive Certificates," each prospective transferee of a Class ____, Class ____, Class ____ and Class ____ Certificate that is a Definitive Certificate will be required to either deliver to the Seller, the Certificate Registrar and the Trustee a representation letter substantially in the form set forth as an exhibit to the Pooling Agreement stating that such transferee is not a person or entity referred to in clause (A) or (B) of the legend or provide an opinion to the Seller, the Certificate Registrar and the Trustee as described in the Pooling Agreement. Any transfer of a Class ____, Class ____, Class ____ or Class ____ Certificate that would result in a prohibited transaction under ERISA or
Section 4975 of the Code, or a materially similar characterization under any Similar Law will be deemed absolutely null and void ab initio.

                  YIELD PREPAYMENT AND MATURITY CONSIDERATIONS

Yield

     The yield to maturity on the Offered Certificates will depend upon the price paid by the Certificateholders, the rate and timing of the distributions in reduction of Certificate Principal Amounts or Notional Amount, as applicable, of the related Classes of Certificates, the extent to which prepayment premiums, yield maintenance charges and Excess Interest allocated to a Class of Certificates are collected, and the rate, timing and severity of losses on the Mortgage Loans and the extent to which such losses are allocable in reduction of the Certificate Principal Amounts or Notional Amounts, as applicable, of such Classes of Certificates, as well as prevailing interest rates at the time of payment or loss realization.

     The rate of distributions in reduction of the Certificate Principal Amount or [Notional Amount, as applicable,] of any Class of Offered Certificates, the aggregate amount of distributions on any Class of Offered Certificates and the yield to maturity of any Class of Offered Certificates will be directly related to the rate of payments of principal (both scheduled and unscheduled) on the Mortgage Loans and the amount and timing of borrower defaults and the severity of losses occurring upon a default. While voluntary prepayments of Mortgage Loans are generally prohibited during applicable prepayment lockout periods, effective prepayments may occur if a sufficiently significant portion of the Mortgaged Property is lost due to casualty or condemnation. In addition, such distributions in reduction of Certificate Principal Amount or Notional Amount, as applicable, may result from repurchases of Mortgage Loans made by the Responsible Parties due to missing or defective documentation or breaches of representations and warranties with respect to the Mortgage Loans as described herein under "DESCRIPTION OF THE MORTGAGE POOL--Representations and Warranties" or purchases of the Mortgage Loans in the manner described under "THE POOLING AGREEMENT-Optional Termination; Optional Mortgage Loan Purchase." To the extent a Mortgage Loan requires payment of a prepayment premium or yield maintenance charge in connection with a voluntary prepayment, any such prepayment premium or yield maintenance charge generally is not due in connection with a prepayment due to casualty or condemnation, is not included in the purchase price of a Mortgage Loan purchased or repurchased due to a breach of a representation or warranty, and may not be enforceable or collectible upon a default.

     [Disproportionate principal payments (whether resulting from differences in amortization terms, prepayments following expirations of the respective prepayment lockout periods or otherwise) on the Mortgage Loans will affect the Pass-Through Rate of the Class ____ Certificates and, to the extent the WAC Rate would be reduced below the fixed Pass-Through Rate on such Classes, the Class ____ and Class ____ Certificates for one or more future periods and therefore the yield on such Classes.]

     The Certificate Principal Amount [or Notional Amount, as applicable,] of any Class of Offered Certificates may be reduced without distributions thereon as a result of the occurrence and allocation of Realized Losses, reducing the maximum amount distributable in respect of Certificate Principal Amount, if applicable, as well as the amount of interest that would have accrued on such Certificates in the absence of such reduction. In general, a Realized Loss occurs when the aggregate principal balance of a Mortgage Loan is reduced without an equal distribution to applicable Certificateholders in reduction of the Certificate Principal Amounts of the Certificates. Realized Losses are likely to occur only in connection with a default on a Mortgage Loan and the liquidation of the related Mortgaged Properties or a reduction in the principal balance of a Mortgage Loan by a bankruptcy court.

     [Because the Notional Amount of the Class IO Certificates is based upon the Certificate Principal Amounts of the Sequential Pay Certificates, the yield to maturity on the Class IO Certificates will be extremely sensitive to the rate and timing of prepayments of principal (including both voluntary and involuntary prepayments, delinquencies, defaults and liquidations) on the Mortgage Loans and any repurchase with respect to breaches of representations and warranties with respect to the Mortgage Loans to the extent such payments of principal are allocated to each such Class in reduction of the Certificate Principal Amount thereof.]

     Certificateholders are not entitled to receive distributions of Monthly Payments when due except to the extent they are either covered by an Advance or actually received. Consequently, any defaulted Monthly Payment for which no such Advance is made will tend to extend the weighted average lives of the Certificates, whether or not a permitted extension of the due date of the related Mortgage Loan has been effected.

     The rate of payments (including voluntary and involuntary prepayments) on pools of mortgage loans is influenced by a variety of economic, geographic, social and other factors, including the level of mortgage interest rates and the rate at which borrowers default on their mortgage loans. The terms of the Mortgage Loans (in particular, the term of any prepayment lockout period, the extent to which prepayment premiums or yield maintenance charges are due with respect to any principal prepayments, the right of the mortgagee to apply condemnation and casualty proceeds to prepay the Mortgage Loan, the availability of certain rights to defease all or a portion of the Mortgage Loan, and any increase in the interest rate and the application of Excess Cash Flow, if applicable, to prepay the related Mortgage Loan) may affect the rate of principal payments on Mortgage Loans, and consequently, the yield to maturity of the Classes of Offered Certificates. See "Description of the Mortgage Pool" herein.

     The timing of changes in the rate of prepayment on the Mortgage Loans may significantly affect the actual yield to maturity experienced by an investor even if the average rate of principal payments experienced over time is consistent with such investor's expectation. In general, the earlier a prepayment of principal on the Mortgage Loans, the greater the effect on such investor's yield to maturity. As a result, the effect on such investor's yield of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Offered Certificates would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments.

     No representation is made as to the rate of principal payments on the Mortgage Loans or as to the yield to maturity of any Class of Offered Certificates. [In addition, although Excess Cash Flow is applied to reduce principal of the respective ARD Loans after their respective Anticipated
Repayment Dates, there can be no assurance that any of such ARD Loans will be prepaid on that date or any date prior to maturity.] An investor is urged to make an investment decision with respect to any Class of Offered Certificates based on the anticipated yield to maturity of such Class of Offered Certificates resulting from its purchase price and such investor's own determination as to anticipated Mortgage Loan prepayment rates under a variety of scenarios. The extent to which any Class of Offered Certificates is purchased at a discount or a premium and the degree to which the timing of payments on such Class of Offered Certificates is sensitive to prepayments will determine the extent to which the yield to maturity of such Class of Offered Certificates may vary from the anticipated yield. An investor should carefully consider the associated risks, including, in the case of any Offered Certificates purchased at a discount, the risk that a slower than anticipated rate of principal payments on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Certificates purchased at a premium, the risk that a faster than anticipated rate of principal payments could result in an actual yield to such investor that is lower than the anticipated yield.

     In general, with respect to the Class ____ Certificates and any other class of Offered Certificates that is purchased at a premium, if principal distributions thereon occur at a rate faster than anticipated at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. In particular, the yield to maturity of the Class ____ Certificates will be highly sensitive to the rate and timing of principal payments (including by reason of prepayments, defaults and liquidations) with respect to the Mortgage Loans. Investors in the Class ____ Certificates should fully consider the risks of significant variability in the rate and timing of such payments, including the risk that an extremely rapid rate of principal collections on the Mortgage Loans could result in the failure of such investors to recover fully their initial investments. Conversely, if a class of Offered Certificates is purchased at a discount and principal distributions thereon occur at a rate slower than that assumed at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase.

     An investor should consider the risk that rapid rates of prepayments on the Mortgage Loans, and therefore of amounts distributable in reduction of the principal balance of Offered Certificates entitled to distributions of principal, may coincide with periods of low prevailing interest rates. During such periods, the effective interest rates on securities in which an investor may choose to reinvest such amounts distributed to it may be lower than the applicable Pass-Through Rate. Conversely, slower rates of prepayments on the Mortgage Loans, and therefore, of amounts distributable in reduction of principal balance of the Offered Certificates entitled to distributions of principal, may coincide with periods of high prevailing interest rates. During such periods, the amount of principal distributions resulting from prepayments available to an investor in such Certificates for reinvestment at such high prevailing interest rates may be relatively small.

     The effective yield to holders of Offered Certificates will be lower than the yield otherwise produced by the applicable Pass-Through Rate and applicable purchase prices because while interest will accrue during each Interest Accrual Period, the distribution of such interest will not be made until the
Distribution Date immediately following such Interest Accrual Period, and principal paid on any Distribution Date will not bear interest during the period from the end of such Interest Accrual Period to the Distribution Date that follows.

     The "Rated Final Distribution Date" for the Certificates will be ____ which is the Distribution Date following the second anniversary after the date at which all the Mortgage Loans have zero balances, [assuming no prepayments that the Mortgage Loans which are Balloon Mortgage Loans or ARD Loans fully amortize according to their amortization schedule and no Balloon Mortgage Payment or prepayment on the Anticipated Repayment Date, as applicable, is made.]

Weighted Average Life of the Offered Certificates

     Weighted average life refers to the average amount of time from the date of issuance of a security until each dollar of principal of such security will be repaid to the investor. The weighted average life of the Offered Certificates will be influenced by the rate at which principal payments (including scheduled payments, principal prepayments and payments made pursuant to any applicable policies of insurance) on the Mortgage Loans are made. Principal payments on the Mortgage Loans may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes prepayments, partial prepayments and liquidations due to a default or other dispositions of the Mortgage Loans).

     Calculations reflected in the following tables assume that the Mortgage Loans have the characteristics shown on Annex A, and are based on the following additional assumptions ("Table Assumptions"); (i) no Mortgage Loan prepays other than in accordance with the designated Scenarios set forth on page S-[ ]; otherwise each Mortgage Loan is assumed to prepay at the indicated level of constant prepayment rate "CPR", with the CPR in each case being applied on the [first] day of each month to that portion of the scheduled principal amount of the Mortgage Loan that is not assumed to be in default as described below, (ii) there are no delinquencies, (iii) scheduled interest and principal payments on the Mortgage Loans are timely received, except as described above, and payments are made on the Mortgage Loans on their respective Due Dates [(assumed in all cases to be the first day of each month)] at the indicated levels of CPR set forth in the tables, (iv) partial prepayments on the Mortgage Loans are permitted, but are assumed not to affect the amortization schedules, (v) no Prepayment Premiums or Yield Maintenance Charges are collected, (vi) no party exercises its right of optional termination of the Trust Fund described herein,
(vii) no Mortgage Loan is required to be purchased from the Trust Fund, (viii) there are no Excess Prepayment Interest Shortfalls, other shortfalls unrelated to defaults or Appraisal Reduction Amounts allocated to any class of Offered Certificates, (ix) distributions on the Certificates are made on the [18th] day (each assumed to be a business day) of each month, commencing in ____, (x) the Certificates will be issued on the Closing Date [and (xi) no Balloon Payment is extended beyond its Maturity Date.]

     The weighted average life of any Class ____, Class ____, Class ____, Class ____, Class ____, Class ____ or Class ____ Certificate refers to the average amount of time that will elapse from the date of its issuance until each dollar allocable to principal of such Certificates is distributed to the investor. The weighted average life of any such Offered Certificate will be influenced by, among other things, the rate at which principal on the Mortgage Loans is paid or otherwise collected or advanced and applied to pay principal of such Offered Certificate. As described herein, the Principal Distribution Amount for each Distribution Date will be distributable first in respect of the Class ____ Certificates until the Certificate Balance thereof is reduced to zero, and will thereafter be distributable entirely in respect of the Class ____ Certificates, the Class ____ Certificates, the Class ____ Certificates, the Class ____ Certificates, the Class ____ Certificates and the Class ____ Certificates, in that order, in each case until the Certificate Balance of such Class of Certificates is reduced to zero.

     The following tables indicate the percentage of the initial Certificate Principal Amount of each class of Offered Certificates that would be outstanding after each of the dates shown under each of the designated scenarios and the corresponding weighted average life of each such Class of Offered Certificates. The tables have been prepared on the basis of, among others, the assumptions described below. To the extent that the Mortgage Loans or the Certificates have characteristics that differ from those assumed in preparing the tables, the Class ____, Class ____, Class ____, Class ____, Class ____, Class ____ and/or Class ____ Certificates may mature earlier or later than indicated by the tables. Accordingly, the Mortgage Loans will not prepay at any constant rate, and it is highly unlikely that the Mortgage Loans will prepay in a manner consistent with the assumptions described herein. In addition, variations in the actual prepayment experience and the balance of the Mortgage Loans that prepay may increase or decrease the percentages of initial Certificate Principal Amount (and shorten or extend the weighted average lives) shown in the following tables. Investors are urged to conduct their own analyses of the rates at which the Mortgage Loans may be expected to prepay.

Weighted Average Life, First Principal Payment Date, Last Principal Payment Date
               and Pre-Tax Yield to Maturity of ____ Certificates


                                 [Insert Table]

     The tables set forth below were prepared on the basis of the relevant Table Assumptions, except that it was assumed that there are no prepayments on the Mortgage Loans other than in accordance with the designated CPR applied after [expiration of the applicable lockout period and any period during which yield maintenance is required.]

     Based on the above-referenced assumptions, the following ____ tables indicate the resulting weighted average lives of each class of Offered Certificates and sets forth the percentages of the initial Certificate Principal Amount of such class of Offered Certificates that would be outstanding after each of the dates shown under CPR. For purposes of the following tables, the weighted average life of an Offered Certificate is determined by (i) multiplying the amount of each principal distribution thereon by the number of years from the date of issuance of such Certificate to the related Distribution Date, (ii) summing the results and (iii) dividing the sum by the aggregate amount of the reductions in the principal balance of such Certificate.

     Notwithstanding the assumed prepayment rates reflected in the preceding tables, it is highly unlikely that the Mortgage Loans will be prepaid according to one particular pattern. For this reason and because the timing of principal payments is critical to determining weighted average lives, the weighted average lives of the Offered Certificates are likely to differ from those shown in the tables, even if all of the Mortgage Loans prepay at the indicated percentages of CPR under the designated Scenarios over any given time period or over the entire life of the Offered Certificates.

     There can be no assurance that the Mortgage Loans will prepay at any particular rate. Moreover, the various remaining terms to maturity of the Mortgage Loans could produce slower or faster principal distributions than indicated in the preceding tables at the various percentages of CPR specified, even if the weighted average remaining term to maturity of the Mortgage Loans is as assumed. Investors are urged to make their investment decisions based on their determinations as to anticipated rates of prepayment under a variety of scenarios.

     For additional considerations relating to the yield on the Certificates, see "YIELD CONSIDERATIONS" in the Prospectus.

[Yield on Class IO Certificates

     The Holders of Class IO Certificates (the "Class IO Certificates") are not entitled to receive distributions in respect of principal. Distributions on the Class IO Certificates on each Distribution Date will be made in respect of interest on their respective Notional Amounts to the extent described above under "DESCRIPTION OF THE CERTIFICATES -- Distributions -- Distributions of Interest." To the extent distributions are made that reduce (or eliminate) the Scheduled Principal Balances of the Mortgage Loans upon which the Notional Amount of the Class IO Certificates is based, the amount distributable in respect of interest on the Class IO Certificates will be correspondingly reduced or eliminated.

     Accordingly, the yield to maturity on the Class IO Certificates will be extremely sensitive to the rate and timing of Principal Prepayments on the Mortgage Loans. Investors in the Class IO Certificates should fully consider the associated risks, including the risk that a rapid rate of Principal Prepayments on [some or all of] the Mortgage Loans, could result in the failure of investors in the Class IO Certificates to fully recoup their investment[, notwithstanding the fact that the adverse effect on the yield to maturity on the Class IO Certificates that may result from such Principal Prepayments will be mitigated, in part, by the distribution under the Agreement to such Class IO Certificates of its respective percentage of the Prepayment Premium Amount]. See "DESCRIPTION OF THE CERTIFICATES -- Distributions -- Distributions of Interest" herein. Any optional termination of the Trust Fund will have an adverse effect on the yield to maturity of any outstanding Class IO Certificates, because a termination will have the same effect as a prepayment in full of the Mortgage Loans. See "THE POOLING AGREEMENT -- Optional Termination/Optional Mortgage Loan Purchase" herein.

     The tables below (the "Class IO Certificate Sensitivity Tables") indicate the sensitivity of the pre-tax corporate bond equivalent yields to maturity of the Class IO Certificates to various constant prepayment rates. The yields set forth in the Class IO Certificate Sensitivity Tables below were calculated by determining the monthly discount rates that, when applied to the assumed stream of cash flows to be paid on the Class IO Certificates, would cause the discounted present value of such assumed stream of cash flows to equal the assumed aggregate purchase prices of such Class of Certificates and converting such monthly rates to corporate bond equivalent rates. The Class IO Certificate Sensitivity Tables also indicate the CPR percentage for the Class IO Certificates (at the assumed purchase prices set forth below for such Class [and disregarding any Prepayment Premiums that may be received]) at which the pre-tax yield to maturity on such Class IO Certificates approximates 0%. Accordingly, if the actual prepayment rate of the Mortgage Loans were to exceed such percentage for as little as one month (while equaling such rate for other months), investors in such Class of Certificates may not fully recoup their investments. Such calculations do not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as distributions on such Class of Certificates and consequently do not purport to reflect the return on any investment in such Class of Certificates when such reinvestment rates are considered.

     The Class IO Certificate Sensitivity Table below has been prepared on the basis of the Mortgage Loan Assumptions, except that [(i)] the aggregate purchase prices of the Class IO Certificates are as set forth in the table, which include accrued interest thereon from _______ 1, 199_, [and (ii) it is assumed that no Balloon Payment is extended beyond the maturity date of the related Mortgage Loan in effect as of the Cut-Off Date.]

                   Sensitivity of the Class IO Certificates to
                        Principal Prepayments Assuming No
                               Balloon Extension:
                           Pre-Tax Yields to Maturity


                                 [Insert Table]

     There can be no assurance that the Mortgage Loans will prepay at any of the rates shown in the tables or at any other particular rate, that the pre-tax yields on the Class IO Certificates will correspond to any of the pre-tax yields shown herein or that the aggregate purchase prices of such Certificates will be as assumed. In addition, it is not likely that the Mortgage Loans will prepay at a constant rate until maturity or that all of such Mortgage Loans will prepay at the same rate. Investors must make their own decisions as to the appropriate prepayment assumptions to be used in deciding whether to purchase any Class IO Certificates.]

     [Yield on Class PO Certificates

     The Class PO Certificates will be principal only certificates and will not bear interest. If such Certificates are offered at a substantial discount to their original Certificate Principal Amount, lower than anticipated rates of prepayments on the Mortgage Loans will have a negative effect on the pre-tax yield to maturity of the Class PO Certificates.

     The tables below (the "Class PO Sensitivity Tables") indicate the sensitivity of the pre-tax yield to maturity (on a corporate bond equivalent basis) of the Class PO Certificates under the different constant prepayment rates indicated. The yields set forth in the Class PO Sensitivity Tables were calculated by determining the monthly discount rates which, when applied to the assumed stream of cash flows to be paid on the Class PO Certificates, would cause the discounted present value of such assumed stream of cash flows to equal the assumed aggregate purchase price of the Class PO Certificates, and by converting such monthly discount rates to corporate bond equivalent rates. Such calculations do not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as distributions of principal on the Class PO Certificates and consequently do not purport to reflect the return on any investment in such Class of Certificates when such reinvestment rates are considered.

     The yields in the Class PO Sensitivity Table below were calculated on the basis of the expected characteristics of the Mortgage Loans and on the basis of the Mortgage Loan Assumptions except that (i) the aggregate purchase price of the Class PO Certificates was assumed to be equal to the percentage of the initial Class PO Certificate Principal Amount set forth in such table [and (ii) it was assumed that no Balloon Payment is extended beyond the maturity date of the related Mortgage Loan in effect as of the Cut-Off Date].

                   Sensitivity of the Class PO Certificates to
                        Principal Prepayments Assuming No
                               Balloon Extension:
                           Pre-Tax Yields to Maturity


                                 [Insert Table]

     There can be no assurance that the Mortgage Loans will prepay at any of the rates shown in the Class PO Sensitivity Table or at any other particular rate, that the pre-tax yields to maturity on the Class PO Certificates will correspond to any of the pre-tax yields shown herein, or that the aggregate purchase price of the Class PO Certificates will be as assumed. The rate of distribution of principal of the Class PO Certificates will be affected by disproportionate payments of such Mortgage Loans having different interest rates. As a result, the pre-tax yield to maturity on the Class PO Certificates may differ from those shown in the Class PO Sensitivity Tables even if all such Mortgage Loans prepay at the indicated constant percentages of CPR. In addition, it is not likely that such Mortgage Loans will prepay at a constant level of CPR until maturity or that all of such Mortgage Loans will prepay at the same rate. The timing of changes in the rate of prepayments may significantly affect the actual yield to maturity to an investor, even if the average rate of principal prepayments is consistent with an investor's expectation. Investors must make their own decisions as to the appropriate prepayment assumption to be used in deciding whether to purchase a Class PO Certificate.]

                              THE POOLING AGREEMENT

General

     The Certificates will be issued pursuant to a Pooling and Servicing Agreement to be dated as of ____ (the "Pooling Agreement"), by and among the Seller, the Master Servicer, each Special Servicer, the Trustee and the Responsible Parties.

     Reference is made to the Prospectus for important information in addition to that set forth herein regarding the terms of the Pooling Agreement and terms and conditions of the Offered Certificates. The Seller will provide to a prospective or actual holder of an Offered Certificate without charge, upon written request, a copy (without exhibits) of the Pooling Agreement. Requests should be addressed to GS Mortgage Securities Corporation II, 85 Broad Street, New York, New York 10004; Attention: ___________.

Assignment of the Mortgage Loans

     On the Closing Date, the Seller will sell, transfer or otherwise convey, assign or cause the assignment of the Mortgage Loans, without recourse, to the Trustee for the benefit of the holders of Certificates. On or prior to the Closing Date, the Seller will cause to be delivered to the Trustee, with respect to each Mortgage Loan (with respect to items (ii) -(vi), among other things, (i) the original Note endorsed without recourse to the order of the Trustee, as trustee; (ii) the original Mortgage(s) thereof; (iii) the assignment(s) of the Mortgage(s) in recordable form in favor of the Trustee; (iv) to the extent not contained in the Mortgages, the original assignment of leases and rents; (v) if applicable, the original assignment of assignment of leases and rents to the Trustee; (vi) where applicable, a copy of the UCC-1 financing statements, if any, including UCC-3 assignments; (vii) the original lender's title insurance policy (or marked commitments to insure); and (viii) collateral assignments of management agreements and such other loan documents as are in the possession of the Seller, including original assignments thereof to the Trustee, unless the Seller is delayed in making such delivery by reason of the fact that such documents shall not have been returned by the appropriate recording office in which case it shall notify the Trustee in writing of such delay and shall deliver such documents to the Trustee, with copies of them to the Master Servicer, promptly upon the Seller's receipt thereof.

     The Trustee, or any custodian for the Trustee, will be required to hold such documents in trust for the benefit of the holders of Certificates. The Trustee is obligated to review such documents for each Mortgage Loan (in certain cases only to the extent such documents are identified by the Seller as being part of the related mortgage file) within 45 days after the later of delivery or execution of the Pooling Agreement and report any missing documents or certain types of defects therein to the Seller and the applicable Responsible Party.

Servicing of the Mortgage Loans; Collection of Payments

     The Pooling Agreement requires each of the Master Servicer and the Special Servicer to service and administer the Mortgage Loans on behalf of the Trust Fund in the best interests of and for the benefit of all of the holders of Certificates (as determined by the Master Servicer or the Special Servicer in the exercise of its good faith and reasonable judgment) in accordance with applicable law, the terms of the Pooling Agreement and the Mortgage Loans, and to the extent not inconsistent with the foregoing, in the same manner in which, and with the same care, skill and diligence as is normal and usual in its general mortgage servicing and REO Property management activities on behalf of third parties or on behalf of itself, whichever is higher, with respect to mortgage loans and REO properties that are comparable to the Mortgaged Properties, and in each event with a view to the timely collection of all scheduled payments of principal and interest under the Mortgage Loans or, if a Mortgage Loan comes into and continues in default and if, in the good faith and reasonable judgment of the Special Servicer, no satisfactory arrangements can be made for the collection of the delinquent payments, the maximization of the recovery on such Mortgage Loan to the Certificateholders (as a collective whole) on a present value basis (the relevant discounting of anticipated collection that will be distributable to Certificateholders to be performed at the related Net Mortgage Rate). Such servicing is required to be undertaken without regard to (i) any known relationship that the Master Servicer or the Special Servicer, or an affiliate of the Master Servicer or the Special Servicer, as applicable, may have with the borrowers or any other parties to the Pooling Agreement; (ii) the ownership of any Certificate by the Master Servicer or the Special Servicer or any affiliate of the Master Servicer or the Special Servicer, as applicable;
(iii) the Master Servicer's or the Special Servicer's obligation, as applicable, to make Advances; or (iv) the right of the Master Servicer (or any affiliate thereof) or the Special Servicer (or any affiliate thereof), as the case may be, to receive reimbursement of costs, or the sufficiency of any compensation for its services under the Pooling Agreement or with respect to any particular transaction (the "Servicing Standard").

     The Master Servicer and the Special Servicer are permitted, at their own expense, to employ subservicers, agents or attorneys in performing any of their respective obligations under the Pooling Agreement. Notwithstanding any subservicing agreement, the Master Servicer or Special Servicer, as applicable, shall remain primarily liable to the Trustee and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of the Pooling Agreement without diminution of such obligation or liability by virtue of such subservicing agreement. Any subservicing agreement entered into by the Master Servicer or Special Servicer, as applicable, will provide that it may be assumed or terminated by the Trustee, or any successor Master Servicer or Special Servicer, if the Trustee, or any successor Master Servicer or Special Servicer, has assumed the duties of the Master Servicer or Special Servicer, respectively. The Pooling Agreement provides, however, that none of the Master Servicer, the Special Servicer, or any of their respective directors, officers, employees or agents shall have any liability to the Trust Fund or the Certificateholders for taking any action or refraining from taking any action in good faith, or for errors in judgment. The foregoing provision would not protect the Master Servicer or the Special Servicer for the breach of its representations or warranties in the Pooling Agreement, the breach of certain specified covenants therein or any liability by reason of willful misconduct, bad faith, fraud or negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under the Pooling Agreement. The Trustee or any other successor Master Servicer assuming the obligations of the Master Servicer under the Pooling Agreement will be entitled to the compensation to which the Master Servicer would have been entitled after the date of the assumption of the Master Servicer's obligations. If no successor Master Servicer can be obtained to perform such obligations for such compensation, additional amounts payable to such successor Master Servicer will be treated as Realized Losses.

     The Master Servicer initially will be responsible for the servicing and administration of the entire Mortgage Pool. The duties of the Special Servicer relate to Specially Serviced Mortgage Loans and to any REO Property. The Pooling Agreement will define a "Specially Serviced Mortgage Loan" to include any Mortgage Loan with respect to which: (i) the related borrower has not made two consecutive Monthly Payments (and has not cured at least one such delinquency by the next due date under the related Mortgage Loan); (ii) the related borrower has expressed to the Master Servicer an inability to pay or a hardship in paying the Mortgage Loan in accordance with its terms; (iii) the Master Servicer has received notice that the related borrower has become the subject of any bankruptcy, insolvency or similar proceeding, admitted in writing the inability to pay its debts as they come due or made an assignment for the benefit of creditors; (iv) the Master Servicer has received notice of a foreclosure or threatened foreclosure of any lien on the Mortgaged Property securing such Mortgage Loan; (v) a default of which the Master Servicer has notice (other than a failure by the related borrower to pay principal or interest) and which materially and adversely affects the interests of the Certificateholders has occurred and remains unremedied for the applicable grace period specified in the Mortgage Loan (or, if no grace period is specified, 60 days); provided, that a default requiring a Property Advance will be deemed to materially and adversely affect the interests of Certificateholders; or (vi) in the opinion of the Master Servicer (consistent with the Servicing Standard) a default under a Mortgage Loan is imminent and such Mortgage Loan deserves the attention of the Special Servicer; provided however, that a Mortgage Loan will cease to be a Specially Serviced Mortgage Loan (a) with respect to the circumstances described in clause
(i) above, when the borrower thereunder has brought the Mortgage Loan current and thereafter made three consecutive full and timely monthly payments, including pursuant to any workout of the Mortgage Loan, (b) with respect to the circumstances described in clause (ii), (iii), (iv) and (vi) above, when such circumstances cease to exist in the good faith judgment of the Master Servicer, or (c) with respect to the circumstances described in clause (v) above, when such default is cured; provided, in any case, that at that time no circumstance exists (as described above) that would cause the Mortgage Loan to continue to be characterized as a Specially Serviced Mortgage Loan. With respect to any Specially Serviced Mortgage Loan the Master Servicer will transfer its servicing responsibilities to the Special Servicer, but will continue to receive payments on such Mortgage Loan (including amounts collected by the Special Servicer), to make certain calculations with respect to such Mortgage Loan and to make remittances and prepare certain reports to the Certificateholders with respect to such Mortgage Loan and upon the curing of such events the servicing of such Mortgage Loan will be returned to the Master Servicer.

     The Pooling Agreement requires the Master Servicer or the Special Servicer, as applicable, to make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans consistent with the Servicing Standard. Consistent with the above, the Master Servicer or the Special Servicer may, in its discretion, waive any late payment charge or penalty fee in connection with any delinquent Monthly Payment with respect to any Mortgage Loan. For any Mortgage Loan with respect to which, under the terms of the related loan documents, the mortgagee may, in its discretion, apply insurance proceeds, condemnation awards or escrowed funds to the prepayment of such loan prior to the expiration of the related prepayment lockout period, the Master Servicer or Special Servicer, as applicable, may only require such a prepayment if the Master Servicer or Special Servicer, as applicable, has determined in accordance with the Servicing Standard that such prepayment is in the best interest of all Certificateholders. The Master Servicer and the Special Servicer will be directed in the Pooling Agreement not to take any enforcement action other than requests for payment with respect to payment of Excess Interest or principal in excess of the principal component of the Monthly Payment prior to the final maturity date. The Master Servicer will also be permitted to forgive the payment of Excess Interest under the circumstances described under "--Realization Upon Mortgage Loans; Modifications Waivers and Modifications" below. With respect to any defaulted Mortgage Loan, subject to the restrictions set forth below under "--Realization Upon Mortgage Loans; Modifications, Waivers and Amendments," the Special Servicer will be entitled to pursue any of the remedies set forth in the related Mortgage, including the right to acquire, through foreclosure, all or any of the Mortgaged Properties securing such Mortgage Loan. The Special Servicer may elect to extend a Specially Serviced Mortgage Loan (subject to conditions described herein) notwithstanding its decision to foreclose on certain of the Mortgaged Properties.

Advances

     The Master Servicer will be obligated to advance, on the Business Day immediately preceding a Distribution Date (the "Master Servicer Remittance Date"), an amount (each such amount, a "P&I Advance") equal to the total or any portion of the Monthly Payment (with interest calculated at the Net Mortgage Rate plus the Trustee Fee Rate) on a Mortgage Loan that was delinquent as of the close of business on the immediately preceding Due Date (and which delinquent payment has not been cured as of the Master Servicer Remittance Date), or, with respect to a Mortgage Loan for which the Special Servicer has elected to extend the payments as described in "--Realization Upon Mortgage Loans; Modifications, Waivers and Amendments" herein, the amount equal to the lesser of (a) the related Extended Monthly Payment or (b) the Monthly Payment (with interest calculated at the Net Mortgage Rate plus the Trustee Fee Rate) that was due prior to the maturity date; provided, however, that the Master Servicer will not be required to make a P&I Advance to the extent it determines that such Advance would not ultimately be recoverable out of related late payments, net insurance proceeds, net condemnation proceeds, net liquidation proceeds and certain other collections with respect to such Mortgage Loan as to which such Advances were made. The Master Servicer will not be required or permitted to make an advance for Balloon Payments, Excess Interest, Default Interest or Prepayment Premiums. The amount required to be advanced by the Master Servicer with respect to any Distribution Date in respect of scheduled payments (or Extended Monthly Payments) on Mortgage Loans that have been subject to an Appraisal Reduction Event will equal (i) the amount required to be advanced by the Master Servicer without giving effect to such Appraisal Reduction Amounts less (ii) an amount equal to the product of (x) the amount required to be advanced by the Master Servicer in respect to delinquent payments of interest without giving effect to such Appraisal Reduction Amounts, and (y) a fraction, the numerator of which is the Appraisal Reduction Amount with respect to such Mortgage Loan and the denominator of which is the Stated Principal Balance as of the last day of the related Collection Period.

     The Master Servicer will also be obligated (subject to the limitations described herein) to make cash advances ("Property Advances" and, together with P&I Advances, "Advances") to pay delinquent real estate taxes, ground lease rent payments, assessments and hazard insurance premiums and to cover other similar costs and expenses necessary to preserve the priority of or enforce the related Mortgage or to maintain such Mortgaged Property. In addition, the Special Servicer may be obligated to make certain Property Advances with respect to Specially Serviced Mortgage Loans.

     The obligation of the Master Servicer, the Special Servicer or the Trustee, as applicable, to make Advances with respect to any Mortgage Loan pursuant to the Pooling Agreement continues through the foreclosure of such Mortgage Loan and until the liquidation of such Mortgage Loan or related Mortgaged Properties. Advances are intended to provide a limited amount of liquidity, not to guarantee or insure against losses. None of the Master Servicer, the Special Servicer or the Trustee will be required to make any Advance that it determines in its good faith business judgment will not be ultimately recoverable by the Master Servicer, the Special Servicer or the Trustee, as applicable, out of related late payments, net insurance proceeds, net condemnation proceeds, net liquidation proceeds and certain other collections with respect to the Mortgage Loan as to which such Advances were made. In addition, if the Master Servicer, the Special Servicer or the Trustee, as applicable, determines in its good faith business judgment that any Advance previously made will not be ultimately recoverable from the foregoing sources, then the Master Servicer, the Special Servicer or the Trustee, as applicable, will be entitled to be reimbursed for such Advance, plus interest thereon at the Advance Rate, out of amounts payable on or in respect of all of the Mortgage Loans prior to distributions on the Certificates. Any such judgment or determination with respect to the recoverability of Advances must be evidenced by an officers' certificate delivered to the Trustee (or in the case of the Trustee, the Seller) setting forth such judgment or determination of nonrecoverability and the procedures and considerations of the Master Servicer, the Special Servicer or the Trustee, as applicable, forming the basis of such determination (including but not limited to information selected by the Master Servicer or the Special Servicer in its good faith discretion such as related income and expense statements, rent rolls, occupancy status, property inspections, inquiries by the Master Servicer, the Special Servicer or the Trustee, as applicable, and an independent appraisal performed in accordance with MAI standards and methodologies on the applicable Mortgaged Properties).

     To the extent the Master Servicer or Special Servicer fails to make an Advance it is required to make under the Pooling Agreement, the Trustee, subject to a determination of recoverability, will be required to make such required Advance, subject to a determination of recoverability, will make such Advance, in each case pursuant to the terms of the Pooling Agreement. The Trustee (or the Master Servicer with respect to a Property Advance required to be made by the Special Servicer) will be entitled to rely conclusively on any non-recoverability determination of the Master Servicer (or the Special Servicer). See "--Duties of the Trustee" below.

     The Master Servicer, the Special Servicer or the Trustee, as applicable, will be entitled to reimbursement for any Advance made by it equal to the amount of such Advance and interest accrued thereon at the Advance Rate from (i) late payments on the Mortgage Loan by the borrower, (ii) insurance proceeds, condemnation proceeds or liquidation proceeds from the sale of the defaulted Mortgage Loan or the related Mortgaged Property or (iii) upon determining in good faith that such Advance or interest is not recoverable in the manner described in the preceding two clauses, from any other amounts from time to time on deposit in the Collection Account.

     The Master Servicer, the Special Servicer and the Trustee will each be entitled to receive interest on Advances at the Prime Rate (the "Advance Rate"), compounded monthly, as of each Master Servicer Remittance Date and the Master Servicer will be authorized to pay itself, the Special Servicer or the Trustee, as applicable, such interest monthly from general collections with respect to all of the Mortgage Loans prior to any payment to holders of Certificates. If the interest on such Advance is not recovered from Default Interest on such Mortgage Loan, a shortfall will result which will have the same effect as a Realized Loss. The "Prime Rate" is the rate, for any day, set forth as such in The Wall Street Journal, New York edition.

Accounts

     Collection Account. The Master Servicer will be required to deposit amounts collected in respect of the Mortgage Loans into a segregated account (the "Collection Account") established pursuant to the Pooling Agreement.

     Distribution Accounts. The Trustee will be required to establish and maintain two segregated accounts (the "Lower-Tier Distribution Account" and the "Upper-Tier Distribution Account") in the name of the Trustee for the benefit of the holders of Certificates entitled to distributions from them. With respect to each Distribution Date, the Master Servicer will be required to disburse from the Collection Account and deposit into the Lower-Tier Distribution Account, to the extent of funds on deposit in the Collection Account, on the Master Servicer Remittance Date an aggregate amount of immediately available funds equal to the sum of (i) the Available Funds [and Prepayment Premiums], and (ii) the portion of the Servicing Compensation representing the Trustee Fee. In addition, the Master Servicer will be required to deposit all P&I Advances into the Lower-Tier Distribution Account on the related Master Servicer Remittance Date. To the extent the Master Servicer fails to do so, the Trustee will deposit all P&I Advances into the Lower-Tier Distribution Account as described herein. On each Distribution Date, the Trustee (i) will be required to withdraw amounts distributable on such date on the Regular Certificates and on the Class R Certificates (which are expected to be zero) from the Lower-Tier Distribution Account and deposit such amounts in the Upper-Tier Distribution Account. See "DESCRIPTION OF THE OFFERED CERTIFICATES--Distributions" herein.

     [Interest Reserve Account. The Trustee will be required to establish and maintain an "Interest Reserve Account" in the name of the Trustee for the benefit of the holders of the Certificates. On each Master Servicer Remittance Date occurring in February and on any Master Servicer Remittance Date occurring in any January which occurs in a year that is not a leap year, the Master Servicer will be required to deposit, in respect of each Mortgage Loan which does not accrue interest on the basis of a 360-day year consisting of twelve 30-day months, an amount equal to one day's interest at the related Mortgage Rate on the respective Stated Principal Balance, as of the Due Date in the month preceding the month in which such Master Servicer Remittance Date occurs, of each such Mortgage Loan, to the extent a Monthly Payment or P&I Advance is made in respect thereof (all amounts so deposited in any consecutive January (if applicable) and February, "Withheld Amounts"). On each Master Servicer Remittance Date occurring in March, the Trustee will be required to withdraw from the Interest Reserve Account an amount equal to the Withheld Amounts from the preceding January (if applicable) and February, if any, and deposit such amount into the Lower-Tier Distribution Account.]

     [The Trustee will be required to also establish and maintain one or more segregated accounts (each an "Excess Interest Distribution Account") in the name of the Trustee for the benefit of the Certificateholders entitled to distributions from it.]

     The Collection Account, the Lower-Tier Distribution Account, the Upper-Tier Distribution Account, [the Interest Reserve Account and the Excess Interest
Distribution Account] will be held in the name of the Trustee (or the Master Servicer on behalf of the Trustee) on behalf of the holders of Certificates and the Master Servicer will be authorized to make withdrawals from the Collection Account and the Interest Reserve Account. Each of the Collection Account, any REO Account, the Lower-Tier Distribution Account, the Upper-Tier Distribution Account, [the Interest Reserve Account,] any escrow account and [the Excess Interest Distribution Account] will be either (i) (A) an account maintained with either a federal or state chartered depository institution or trust company the long term unsecured debt obligations (or short-term unsecured debt obligations if the account holds funds for less than 30 days) or commercial paper of which are rated by each of the Rating Agencies in its highest rating category at all times (or in the case of the REO Account, Collection Account, [Interest Reserve Account] and Escrow Account, the long term unsecured debt obligations (or short-term unsecured debt obligations if the account holds funds for less than 30 days) of which are rated at least "AA-" by each Rating Agency or, if applicable, the short term rating equivalent thereof) or (B) as to which the Master Servicer or the Trustee, as applicable, has received written confirmation from each of the Rating Agencies that holding funds in such account would not cause any Rating Agency to qualify, withdraw or downgrade any of its ratings on the Certificates, or (ii) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity (an "Eligible Bank"). Amounts on deposit in the Collection Account, the Interest Reserve Account and any REO Account may be invested in certain United States government securities and other high-quality investments specified in the Pooling Agreement ("Permitted Investments"). Interest or other income earned on funds in the Collection Account will be paid to the Master Servicer as additional servicing compensation and interest or other income earned on funds in any REO Account will be payable to the Special Servicer. Interest or other income earned on funds in the Interest Reserve Account will be deposited into the Collection Account.

Withdrawals From the Collection Account

     The Master Servicer may make withdrawals from the Collection Account for the following purposes, to the extent permitted and in the priorities provided in the Pooling Agreement: (i) to remit on or before each Master Servicer Remittance Date (A) to the Lower-Tier Distribution Account an amount equal to the sum of (I) Available Funds [and any Prepayment Premiums] and (II) the Trustee Fee for such Distribution Date, [(B) to the Excess Interest Distribution Account an amount equal to the Excess Interest received in the related
Collection Period, if any, and (C) to the Interest Reserve Account an amount required to be withheld as described above under "--Accounts--Interest Reserve Account;"] (ii) to pay or reimburse the Master Servicer, the Special Servicer or the Trustee, as applicable, pursuant to the terms of the Pooling Agreement for Advances made by any of them and interest on Advances, the Master Servicer's or the Trustee's right, as applicable, to reimbursement for items described in this clause (ii) being limited as described above under "--Advances;" (iii) to pay on or before each Master Servicer Remittance Date to the Master Servicer and the Special Servicer as compensation, the aggregate unpaid Servicing Compensation (not including the portion of the Servicing Compensation representing the Trustee Fee) in respect of the immediately preceding Interest Accrual Period;
(iv) to pay on or before each Distribution Date to any person with respect to each Mortgage Loan or REO Property that has previously been purchased or repurchased by such person pursuant to the Pooling Agreement, all amounts received thereon during the related Collection Period and subsequent to the date as of which the amount required to effect such purchase or repurchase was determined; (v) to the extent not reimbursed or paid pursuant to any of the above clauses, to reimburse or pay the Master Servicer, the Special Servicer, the Trustee and/or the Seller for unpaid Servicing Compensation (in the case of the Master Servicer, the Special Servicer or the Trustee), and certain other unreimbursed expenses incurred by such person pursuant to and to the extent reimbursable under the Pooling Agreement and to satisfy any indemnification obligations of the Trust Fund under the Pooling Agreement; (vi) to pay to the Trustee amounts requested by it to pay any taxes imposed on the Upper-Tier REMIC or the Lower-Tier REMIC; (vii) to withdraw any amount deposited into the Collection Account that was not required to be deposited therein; and (viii) to clear and terminate the Collection Account pursuant to a plan for termination and liquidation of the Trust Fund.

Enforcement of "Due-on-Sale" and "Due-on-Encumbrance" Clauses

     Subject to certain exceptions in the case of certain of the Mortgage Loans (see "Description of the Mortgage Pool" herein), the Mortgage Loans contain provisions in the nature of "due-on-sale" clauses, which by their terms (a) provide that the Mortgage Loans shall, at the mortgagee's option, become due and payable upon the sale or other transfer of an interest in the related Mortgaged Property or (b) provide that the Mortgage Loans may not be assumed without the consent of the related mortgagee in connection with any such sale or other transfer. The Master Servicer or the Special Servicer, with respect to Specially Serviced Mortgage Loans, will not be required to enforce such due-on-sale clauses and in connection therewith will not be required to (i) accelerate payments thereon or (ii) withhold its consent to such an assumption if (x) such provision is not exercisable under applicable law or such provision is reasonably likely to result in meritorious legal action by the borrower or (y) the Master Servicer or the Special Servicer, as applicable, determines, in accordance with the Servicing Standard, that granting such consent would be likely to result in a greater recovery, on a present value basis (discounting at the related Net Mortgage Rate), than would enforcement of such clause. If the Master Servicer or the Special Servicer, as applicable, determines that granting such consent would be likely to result in a greater recovery, the Master Servicer or the Special Servicer, as applicable, is authorized to take or enter into an assumption agreement from or with the proposed transferee as obligor thereon, provided that (a) the proposed transfer is in compliance with the terms of the related Mortgage and (b) the Master Servicer or the Special Servicer, as applicable, has received written confirmation from each Rating Agency that such assumption or substitution would not, in and of itself, cause a downgrade, qualification or withdrawal of any of the then current ratings assigned to the Certificates.

     Subject to certain exceptions in the case of certain of the Mortgage Loans (see "DESCRIPTION OF THE MORTGAGE POOL"), the Mortgage Loans contain provisions in the nature of a "due-on-encumbrance" clause which by their terms (a) provide that the Mortgage Loans shall, at the mortgagee's option, become due and payable upon the creation of any lien or other encumbrance on the related Mortgaged Property, or (b) require the consent of the related mortgagee to the creation of any such lien or other encumbrance on the related Mortgaged Property. The Master Servicer or the Special Servicer, as applicable, will not be required to enforce such due-on-encumbrance clauses and in connection therewith will not be required to (i) accelerate payments thereon or (ii) withhold its consent to such lien or encumbrance if the Master Servicer or the Special Servicer, as applicable, (x) determines, in accordance with the Servicing Standard, that such enforcement would not be in the best interests of the Trust Fund and (y) receives prior written confirmation from each Rating Agency that granting such consent would not, in and of itself, cause a downgrade, qualification or withdrawal of any of the then current ratings assigned to the Certificates.

     See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Enforceability of Certain Provisions" in the Prospectus.

Inspections

     The Master Servicer (or with respect to any Specially Serviced Mortgage Loan, the Special Servicer) is required to inspect or cause to be inspected each Mortgaged Property at such times and in such manner as are consistent with the Servicing Standards, but in any event (i) the Master Servicer is required to inspect each Mortgaged Property with an [Allocated Loan Amount][Principal Balance] of (a) $5,000,000 or more at least once every 12 months and (b) less than $5,000,000 at least once every 24 months, in each case commencing in ____ (or at such other times, provided each Rating Agency has confirmed in writing to the Master Servicer that such schedule will not result in the withdrawal, downgrading or qualification of the then current ratings assigned to the Certificates) and (ii) if the Mortgage Loan (a) becomes a Specially Serviced Mortgage Loan, (b) is delinquent for 60 days or (c) has a debt service coverage ratio of less than 1.0x, the Master Servicer (or with respect to Specially Serviced Mortgage Loans, the Special Servicer) is required to inspect the related Mortgaged Properties as soon as practicable and thereafter at least every twelve months until such condition ceases to exist. The cost of any such inspection shall be borne by the Master Servicer unless the related Mortgage Loan is a Specially Serviced Mortgage Loan, in which case such cost will be borne by the Trust Fund.

Evidence as to Compliance

     The Pooling Agreement requires that each of the Master Servicer and the Special Servicer cause a nationally recognized firm of independent public accountants (which may render other services to the Master Servicer), which is a member of the American Institute of Certified Public Accountants, to furnish to the Trustee on or before ____ of each year, beginning ____, a report which expresses a statement to the effect that the assertion of management of the Master Servicer or the Special Servicer that it has complied with certain minimum mortgage loan servicing standards identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers
Association of America over the servicing of mortgage loans including the Mortgage Loans for the preceding calendar year is fairly stated in all material respects, based on an examination, conducted substantially in compliance with the standards established by the American Institute of Certified Public Accountants, except for such exceptions and other qualifications stated in such report.

     The Pooling Agreement also requires each of the Master Servicer and the Special Servicer to deliver to the Trustee, on or before ____ of each year, beginning ____, an officers' certificate of the Master Servicer or the Special Servicer, as the case may be, stating that, to the best of each such officer's knowledge, the Master Servicer or the Special Servicer, as the case may be, has fulfilled its obligations under the Pooling Agreement in all material respects throughout the preceding calendar year or, if there has been a default, specifying each default known to each such officer and the nature and status thereof, that it has maintained an effective internal control system over the servicing of mortgage loans including the Mortgage Loans and the Master Servicer or the Special Servicer, as the case may be, has received no notice regarding qualification, or challenging the status, of either Trust REMIC as a REMIC from the Internal Revenue Service or any other governmental agency or body or, if it has received any such notice, specifying the details thereof.

Certain  Matters  Regarding  the  Seller,  the Master  Servicer  and the Special
Servicer

     Each of the Master Servicer and the Special Servicer may assign its rights and delegate its duties and obligations under the Pooling Agreement with the consent of the Seller, provided that certain conditions are satisfied including obtaining the consent of the Trustee and written confirmation of each of the Rating Agencies that such assignment or delegation will not cause a qualification, withdrawal or downgrading of the then current ratings assigned to the Certificates. The Pooling Agreement provides that the Master Servicer or the Special Servicer, as the case may be, may not otherwise resign from its obligations and duties as Master Servicer or the Special Servicer, as the case may be, thereunder, except upon the determination that performance of its duties is no longer permissible under applicable law and provided that such determination is evidenced by an opinion of counsel delivered to the Trustee. No such resignation may become effective until a successor Master Servicer or Special Servicer has assumed the obligations of the Master Servicer or the Special Servicer under the Pooling Agreement. The Trustee or any other successor Master Servicer or Special Servicer assuming the obligations of the Master Servicer or the Special Servicer under the Pooling Agreement will be entitled to the compensation to which the Master Servicer or the Special Servicer would have been entitled after the date of assumption of such obligations. If no successor Master Servicer or Special Servicer can be obtained to perform such obligations for such compensation, additional amounts payable to such successor Master Servicer or Special Servicer will be treated as Realized Losses.

     The Pooling Agreement also provides that none of the Seller, the Master Servicer, the Special Servicer, nor any director, officer, employee or agent of the Seller, the Master Servicer or the Special Servicer will be under any liability to the Trust Fund or the holders of Certificates for any action taken or for refraining from the taking of any action in good faith pursuant to the Pooling Agreement, or for errors in judgment; provided, however, that neither the Seller, the Master Servicer, the Special Servicer nor any such person will be protected against any liability which would otherwise be imposed by reason of
(i) any breach of warranty or representation, or other representation or specific liability provided in the Pooling Agreement, or (ii) any willful misconduct, bad faith, fraud or negligence in the performance of duties thereunder or by reason of reckless disregard of obligations or duties thereunder. The Pooling Agreement further provides that the Seller, the Master Servicer, the Special Servicer and any director, officer, employee or agent of the Seller, the Master Servicer or the Special Servicer will be entitled to indemnification by the Trust Fund for any loss, liability or expense incurred in connection with or relating to the Pooling Agreement or the Certificates, other than any loss, liability or expense (i) incurred by reason of willful misconduct, bad faith, fraud or negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder, in each case by the person being indemnified; (ii) imposed by any taxing authority if such loss, liability or expense is not specifically reimbursable pursuant to the terms of the Pooling Agreement, or (iii) with respect to any such party, resulting from the breach by such party of any of its representations or warranties contained in the Pooling Agreement.

     In addition, the Pooling Agreement provides that none of the Seller, the Master Servicer, nor the Special Servicer will be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its duties under the Pooling Agreement and which in its opinion does not expose it to any expense or liability. The Seller, the Master Servicer or the Special Servicer may, however, in its discretion undertake any such action which it may deem necessary or desirable with respect to the Pooling Agreement and the rights and duties of the parties thereto and the interests of the holders of Certificates thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the Trust Fund, and the Seller, the Master Servicer and the Special Servicer will be entitled to be reimbursed therefor from the Collection Account.

     The Seller is not obligated to monitor or supervise the performance of the Master Servicer, the Special Servicer or the Trustee under the Pooling Agreement. The Seller may, but is not obligated to, enforce the obligations of the Master Servicer or the Special Servicer under the Pooling Agreement and may, but is not obligated to, perform or cause a designee to perform any defaulted obligation of the Master Servicer or the Special Servicer or exercise any right of the Master Servicer or the Special Servicer under the Pooling Agreement. In the event the Seller undertakes any such action, it will be reimbursed and indemnified by the Trust Fund in accordance with the standard set forth above. Any such action by the Seller will not relieve the Master Servicer or the Special Servicer of its obligations under the Pooling Agreement.

     Any person into which the Seller, the Master Servicer or the Special Servicer may be merged or consolidated, or any person resulting from any merger or consolidation to which the Seller, the Master Servicer or the Special Servicer is a party, or any person succeeding to the business of the Seller, the Master Servicer or the Special Servicer, will be the successor of the Seller, the Master Servicer or the Special Servicer, as the case may be, under the Pooling Agreement, and shall be deemed to have assumed all of the liabilities and obligations of the Seller, the Master Servicer or the Special Servicer under the Pooling Agreement.

Events of Default

     Events of default of the Master Servicer (each, with respect to the Master Servicer, an "Event of Default") under the Pooling Agreement consist, among other things, of (i) any failure by the Master Servicer to remit to the Collection Account or any failure by the Master Servicer to remit to the Trustee for deposit into the Upper-Tier Distribution Account, Lower-Tier Distribution Account, [Interest Reserve Account, or Excess Interest Distribution Account] any amount required to be so remitted at the time required to be remitted pursuant to the Pooling Agreement; or (ii) any failure by the Master Servicer duly to observe or perform in any material respect any of its other covenants or agreements or the material breach of its representations or warranties under the Pooling Agreement which continues unremedied for 30 days after the giving of written notice of such failure to the Master Servicer by the Seller or the Trustee, or to the Master Servicer and to the Seller and the Trustee by the holders of Certificates evidencing Percentage Interests of at least 25% of any affected Class; provided that if such default is not capable of being cured within such 30 day period and the Master Servicer is diligently pursuing such cure, the Master Servicer shall be entitled to an additional 30 day period; provided, further, that the failure of the Master Servicer to perform any covenant or agreement contained in the Pooling Agreement (other than as provided in clause (i) above) as a result of an inconsistency between the Pooling Agreement and any Mortgage Loan document will not be an Event of Default; or
(iii) any failure by the Master Servicer to make any Advances as required pursuant to the Pooling Agreement; or (iv) certain events of bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings and certain actions by, on behalf of or against the Master Servicer indicating its insolvency or inability to pay its obligations.

     Events of default of the Special Servicer (each, with respect to the Special Servicer, an "Event of Default") under the Pooling Agreement consist, among other things, of (i) any failure by the Special Servicer to remit to the Collection Account any amount so required under the Pooling Agreement; or (ii) any failure by the Special Servicer duly to observe or perform in any material respect any of its other covenants or agreements, or the material breach of its representations or warranties under the Pooling Agreement which continues unremedied for a period of 30 days after the giving of written notice of such failure to the Special Servicer by the Master Servicer, the Seller or the Trustee, or to the Special Servicer, the Master Servicer, the Seller and the Trustee by the holders of Certificates evidencing Percentage Interests of at least 25% of any affected Class; or (iii) certain events of bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings and certain actions by, on behalf of or against the Special Servicer indicating its insolvency or inability to pay its obligations.

Rights Upon Event of Default

     If an Event of Default with respect to the Master Servicer (acting as Master Servicer or Special Servicer) occurs, then the Trustee may, and at the direction of the holders of Certificates evidencing at least 25% of the aggregate Voting Rights of all Certificateholders, the Trustee will be required to, terminate all of the rights and obligations of the Master Servicer as Master Servicer under the Pooling Agreement and in and to the Trust Fund. Notwithstanding the foregoing, upon any termination of the Master Servicer under the Pooling Agreement, the Master Servicer will continue to be entitled to receive all accrued and unpaid servicing compensation through the date of termination plus reimbursement for all Advances and interest on such Advances as provided in the Pooling Agreement. In the event that the Master Servicer is also the Special Servicer and the Master Servicer is terminated, the Master Servicer will also be terminated as Special Servicer.

     On and after the date of termination following an Event of Default by the Master Servicer, the Trustee will succeed to all authority and power of the Master Servicer (and the Special Servicer if the Special Servicer is also the Master Servicer) under the Pooling Agreement and will be entitled to the compensation arrangements to which the Master Servicer (and the Special Servicer if the Special Servicer is also the Master Servicer) would have been entitled. If the Trustee is unwilling or unable so to act, or if the holders of Certificates evidencing at least 25% of the aggregate Voting Rights of all Certificateholders so request, or if the Rating Agencies do not provide written confirmation that the succession of the Trustee as Master Servicer or Special Servicer, will not cause a qualification, withdrawal or downgrading of the then current ratings assigned to the Certificates, the Trustee must appoint, or petition a court of competent jurisdiction for the appointment of, a mortgage loan servicing institution the appointment of which will not result in the downgrading, qualification or withdrawal of the then current ratings assigned to any Class of Certificates as evidenced in writing by each Rating Agency to act as successor to the Master Servicer or Special Servicer under the Pooling Agreement. Pending such appointment, the Trustee is obligated to act in such capacity. The Trustee and any such successor may agree upon the servicing compensation to be paid. If the compensation payable to such successor exceeds that to which the predecessor Master Servicer was entitled, the additional servicing compensation will be allocated to the Certificates in the same manner as Realized Losses.

     If the Special Servicer is not the Master Servicer and an Event of Default with respect to the Special Servicer occurs, the Trustee may, and at the direction of the holders of at least 25% of the aggregate Voting Rights of all Certificateholders, the Trustee will be required to, terminate the Special Servicer and the Trustee will succeed to all the power and authority of the Special Servicer under the Pooling Agreement, unless such succession would result in the downgrading, qualification or withdrawal of the then current ratings assigned to any Class of Certificates, as evidenced in writing by each Rating Agency, in which case, a successor Special Servicer shall be appointed in accordance with the Pooling Agreement. The Trustee or other successor Special Servicer which succeeds to the power and authority of the Special Servicer will be entitled to the compensation to which the Special Servicer would have been entitled after the date of such succession.

     No Certificateholder will have any right under the Pooling Agreement to institute any proceeding with respect to the Pooling Agreement or the Mortgage Loans, unless, with respect to the Pooling Agreement, such holder previously shall have given to the Trustee a written notice of a default under the Pooling Agreement, and of the continuance thereof, and unless also the holders of Certificates of each Class affected thereby evidencing Percentage Interests of at least 25% of such Class shall have made written request of the Trustee to institute such proceeding in its own name as Trustee under the Pooling Agreement and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute such proceeding.

     The Trustee will have no obligation to make any investigation of matters arising under the Pooling Agreement or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of Certificates, unless such holders of Certificates shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

Amendment

     The Pooling Agreement may be amended at any time by the Seller, the Master Servicer, the Special Servicer and the Trustee without the consent of any of the holders of Certificates (i) to cure any ambiguity; (ii) to correct or supplement any provisions therein which may be defective or inconsistent with any other provisions therein; (iii) to amend any provision thereof to the extent necessary or desirable to maintain the status of each of the Upper-Tier REMIC and Lower-Tier REMIC as a REMIC, or to prevent the imposition of any material state or local taxes; (iv) to amend or supplement a provision which will not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an opinion of counsel or confirmation in writing from each Rating Agency that such amendment will not result in a qualification, withdrawal or downgrading of the then current ratings assigned to the Certificates; (v) to amend or supplement any provisions therein to the extent necessary or desirable to maintain the rating assigned to each of the Classes of Certificates by each Rating Agency; and (vi) to make any other provisions with respect to matters which are not inconsistent with any other provisions therein and will not result in a qualification withdrawal or downgrading of the then current ratings assigned to the Certificates. The Pooling Agreement provides that no such amendment shall cause the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC.

     The Pooling Agreement may also be amended from time to time by the Seller, the Master Servicer, the Special Servicer and the Trustee with the consent of the holders of Certificates evidencing at least 66 2/3% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or modifying in any manner the rights of the holders of Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments on any Certificate; (ii) alter the obligations of the Master Servicer, the Special Servicer or the Trustee to make a P&I Advance or Property Advance or alter the servicing standards set forth in the Pooling Agreement; (iii) change the percentages of Voting Rights of holders of Certificates which are required to consent to any action or inaction under the Pooling Agreement; or (iv) amend the section in the Pooling Agreement relating to the amendment of the Pooling Agreement, in each case without the consent of the holders of all Certificates representing all the Percentage Interests of the Class or Classes affected thereby.

     The "Voting Rights" assigned to each Class shall be (a) 0% in the case of the Class R and Class LR Certificates; [(b) % in the case of the Class ____ Certificates, provided that the Voting Rights of the Class ____ Certificates will be reduced to zero upon the reduction of the Notional Amount thereof to zero (the applicable percentage from time to time is the "Fixed Voting Rights Percentage");] (c) in the case of the Class ____, Class ____, Class ____, Class ____, Class ____, Class ____, Class ____, Class ____, Class ____, Class ____ and
Class ____ Certificates, a percentage equal to the product of (i) 100% minus the Fixed Voting Rights Percentage multiplied by (ii) a fraction, the numerator of which is equal to the aggregate outstanding Certificate Principal Amount of any such Class (which will be reduced for this purpose by the amount of any Appraisal Reduction Amounts notionally allocated to such Class, if applicable) and the denominator of which is equal to the aggregate outstanding Certificate Principal Amounts of all Classes of Certificates. The Voting Rights of any Class of Certificates shall be allocated among holders of Certificates of such Class in proportion to their respective Percentage Interests.

Realization Upon Mortgage Loans

     Specially Serviced Mortgage Loans; Appraisals. Within 60 days following the occurrence of an Appraisal Reduction Event, the Special Servicer will be required to obtain an appraisal of the Mortgaged Property or REO Property, as the case may be, from an independent appraiser in accordance with MAI standards (an "Updated Appraisal"); provided, that, the Special Servicer will not be required to obtain an Updated Appraisal of any Mortgaged Property with respect to which there exists an appraisal which is less than twelve months old. The cost of any Updated Appraisal shall be a Property Advance to be paid by the Master Servicer.

     Standards for Conduct Generally in Effecting Foreclosure or the Sale of Defaulted Loans. In connection with any foreclosure, enforcement of the loan documents, or other acquisition, the cost and expenses of any such proceeding shall be paid by the Special Servicer as a Property Advance.

     If the Special Servicer elects to proceed with a non-judicial foreclosure in accordance with the laws of the state where the Mortgaged Property is located, the Special Servicer shall not be required to pursue a deficiency judgment against the related Mortgagor, if available, or any other liable party if the laws of the state do not permit such a deficiency judgment after a non-judicial foreclosure or if the Special Servicer determines, accordance with the Servicing Standards, that the likely recovery if a deficiency judgment is obtained will not be sufficient to warrant the cost, time, expense and/or exposure of pursuing the deficiency judgment and such determination is evidenced by an officers' certificate delivered to the Trustee.

     Notwithstanding anything herein to the contrary, the Pooling Agreement will provide that the Special Servicer will not, on behalf of the Trust Fund, obtain title to a Mortgaged Property as a result of or in lieu of foreclosure or otherwise, and will not otherwise acquire possession of, or take any other action with respect to, any Mortgaged Property if, as a result of any such action, the Trustee, or the Trust Fund or the holders of Certificates, would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of, such Mortgaged Property within the meaning of CERCLA or any comparable law, unless the Special Servicer has previously determined, based on an environmental assessment report prepared by an independent person who regularly conducts environmental audits, that: (i) such Mortgaged Property is in compliance with applicable environmental laws or, if not, after consultation with an environmental consultant that it would be in the best economic interest of the Trust Fund to take such actions as are necessary to bring such Mortgaged Property in compliance therewith and (ii) there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any currently effective federal, state or local law or regulation, or that, if any such hazardous materials are present for which such action could be required, after consultation with an environmental consultant it would be in the best economic interest of the Trust Fund to take such actions with respect to the affected Mortgaged Property.

     In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale is required to be issued to the Trustee, to a co-trustee or to its nominee, on behalf of holders of Certificates. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such Mortgage Loan shall be considered to be an REO Mortgage Loan held in the Trust Fund until such time as the related REO Property shall be sold by the Trust Fund and shall be reduced only by collections net of expenses.

     If  the  Trust  Fund  acquires  a  Mortgaged  Property  by  foreclosure  or deed-in-lieu of foreclosure upon a default of a Mortgage Loan, the Pooling Agreement provides that the Trustee (or the Special Servicer, on behalf of the Trustee), must administer such Mortgaged Property so that it qualifies at all times as "foreclosure property" within the meaning of Code Section 860G(a)(8). The Pooling Agreement also requires that any such Mortgaged Property be managed and operated by an "independent contractor," within the meaning of applicable Treasury regulations, who furnishes or renders services to the tenants of such Mortgaged Property. Generally, the Lower-Tier REMIC will not be taxable on income received with respect to a Mortgaged Property to the extent that it constitutes "rents from real property," within the meaning of Code Section 856(c)(3)(A) and Treasury regulations thereunder. "Rents from real property" do not include the portion of any rental based on the net income or gain of any tenant or sub-tenant. No determination has been made whether rent on any of the Mortgaged Properties meets this requirement. "Rents from real property" include charges for services customarily furnished or rendered in connection with the rental of real property, whether or not the charges are separately stated. Services furnished to the tenants of a particular building will be considered as customary if, in the geographic market in which the building is located, tenants in buildings which are of similar class are customarily provided with the service. No determination has been made whether the services furnished to the tenants of the Mortgaged Properties are "customary" within the meaning of applicable regulations. It is therefore possible that a portion of the rental income with respect to a Mortgaged Property owned by the Lower-Tier REMIC, presumably allocated based on the value of any non-qualifying services, would not constitute "rents from real property." In addition to the foregoing, any net income from a trade or business operated or managed by an independent contractor on a Mortgaged Property owned by the Lower-Tier REMIC or a healthcare property, such as a hotel property, will not constitute "rents from real property." Any of the foregoing types of income may instead constitute "net income from foreclosure property," which would be taxable to the Lower-Tier REMIC at the highest marginal federal corporate rate (currently 35%) and may also be subject to state or local taxes. Any such taxes would be chargeable against the related income for purposes of determining the Net REO Proceeds available for distribution to holders of Certificates. The Pooling Agreement provides that the Special Servicer will be permitted to cause the Lower-Tier REMIC to earn "net income from foreclosure property" that is subject to tax if it determines that the net after-tax benefit to Certificateholders is greater than another method of operating or net leasing the Mortgaged Property. See "FEDERAL INCOME TAX CONSEQUENCES--REMIC Certificates--Income from Residual Certificates--Prohibited Transactions; Special Taxes" in the Prospectus.

     The Pooling Agreement will provide that the Special Servicer may offer to sell to any person any defaulted Mortgage Loan or any REO Property, or may offer to purchase any Specially Serviced Mortgage Loan or any REO Property, if and when the Special Servicer determines, consistent with the Servicing Standard, that no satisfactory arrangements can be made for collection of delinquent payments thereon and such a sale would be in the best economic interests of the Trust Fund, but shall, in any event, so offer to sell any REO Property no later than the time determined by the Special Servicer to be sufficient to result in the sale of such REO Property within the period specified in the Pooling Agreement, including extensions thereof. The Special Servicer is required to give the Trustee not less than five days' prior written notice of its intention to sell any Specially Serviced Mortgage Loan or REO Property, in which case the Special Servicer is required to accept the highest offer (of at least three offers) received from any person for any Specially Serviced Mortgage Loan or any REO Property in an amount at least equal to the Repurchase Price or, at its option, if it has received no offer at least equal to the Repurchase Price therefor, purchase the Specially Serviced Mortgage Loan or REO Property at such Repurchase Price.

     In the absence of any such offer (or purchase by the Special Servicer), the Special Servicer shall accept the highest offer received from any person that is determined by the Special Servicer to be a fair price for such Specially Serviced Mortgage Loan or REO Property, if the highest offeror is a person not affiliated with the Special Servicer, or is determined to be a fair price by the Trustee (based solely upon updated independent appraisals received by the Trustee), if the highest offeror is affiliated with the Special Servicer. Neither the Trustee, in its individual capacity, nor any of its affiliates may make an offer for or purchase any Specially Serviced Mortgage Loan or any REO Property.

     The Pooling Agreement will not obligate the Special Servicer to accept the highest offer if the Special Servicer determines, in accordance with the Servicing Standard, that rejection of such offer would be in the best interests of the holders of Certificates. In addition, the Special Servicer may accept a lower offer if it determines, in accordance with the Servicing Standard, that acceptance of such offer would be in the best interests of the holders of Certificates (for example, if the prospective buyer making the lower offer is more likely to perform its obligations, or the terms offered by the prospective buyer making the lower offer are more favorable), provided that the offeror is not a person affiliated with the Special Servicer. The Special Servicer is required to use its best efforts to sell all Specially Serviced Mortgage Loans and REO Property prior to the Rated Final Distribution Date.

     Following a default in the payment of principal or interest on a Mortgage Loan, the Special Servicer, after consultation with, and agreement by, the Master Servicer, may elect not to foreclose or institute similar proceedings or modify such Mortgage Loan (as described below) and instead the Master Servicer shall continue to make P&I Advances with respect to such delinquencies so long as the Special Servicer, in its reasonable judgment, after consultation with, and agreement by, the Master Servicer, concludes (a) that the election not to foreclose or modify would likely result in a greater recovery, on a present value basis, than would foreclosure or modification and (b) such P&I Advances will not be Nonrecoverable Advances. With respect to such conclusions, the Master Servicer may conclusively rely (absent manifest error) on the Special Servicer's computations and analysis.

Modifications, Waivers and Amendments

     The Pooling and Servicing Agreement will permit each of the Master Servicer and the Special Servicer to modify, waive or amend any term of any Mortgage Loan if (a) it determines, in accordance with the servicing standard described above, that it is appropriate to do so and (b) except as described in the following paragraph, such modification, waiver or amendment, will not (i) affect the amount or timing of any scheduled payments of principal, interest or other amount (including Prepayment Premiums and Yield Maintenance Charges) payable under the Mortgage Loan, (ii) affect the obligation of the related borrower to pay a Prepayment Premium or Yield Maintenance Charge or permit a principal prepayment during the applicable prepayment lock-out period, (iii) except as expressly provided by the related Mortgage or in connection with a material adverse environmental condition at the related Mortgaged Property, result in a release of the lien of the related Mortgage on any material portion of such Mortgaged Property without a corresponding principal prepayment or (iv) in the judgment of the Master Servicer or the Special Servicer, materially impair the security for the Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon.

     Notwithstanding clause (b) of the preceding paragraph, the Special Servicer may (i) reduce the amounts owing under any Specially Serviced Mortgage Loan by forgiving principal, accrued interest and/or any prepayment premium or yield maintenance charge, (ii) reduce the amount of the Monthly Payment on any Specially Serviced Mortgage Loan, including by way of a reduction in the related Mortgage Interest Rate, (iii) forbear in the enforcement of any right granted under any Mortgage Note or Mortgage relating to a Specially Serviced Mortgage Loan, (iv) extend the maturity date of any Specially Serviced Mortgage Loan, and/or (v) accept a principal prepayment during any Lockout Period; provided that (x) the related borrower is in default with respect to the Specially Serviced Mortgage Loan or, in the judgment of the Special Servicer, such default is reasonably foreseeable, (y) in the sole, good faith judgment of the Special Servicer, such modification, waiver or amendment would increase the recovery to Certificateholders on a net present value basis documented to the Trustee and
(z) such modification, waiver or amendment does not result in a tax being imposed on the Trust Fund or cause any REMIC created pursuant to the Pooling and Servicing Agreement to fail to qualify as a REMIC at a any time the Certificates are outstanding, based on an opinion of counsel obtained at the expense of the Trust Fund. In no event, however, will the Special Servicer be permitted to (i) extend the maturity date of a Mortgage Loan beyond a date that is two years prior to the Rated Final Distribution Date, or (ii) if the Mortgage Loan is secured by a ground lease, extend the maturity date of such Mortgage Loan beyond a date which is 10 years prior to the expiration of the term of such ground lease.

     [The Special Servicer will prepare a report (an "Asset Status Report") for each Mortgage Loan which becomes a Specially Serviced Mortgage Loan not later than 45 days after the servicing of such Mortgage Loan is transferred to the Special Servicer. Each Asset Status Report will be delivered to the Controlling Class Representative (as defined herein). The Controlling Class Representative may object to any Asset Status Report within 10 business days of receipt; provided, however, that the Special Servicer shall implement the recommended action as outlined in such Asset Status Report if it makes an affirmative determination that not taking such recommended action would violate the Servicing Standard such objection is not in the best interest of all of the Certificateholders or in violation of the Servicing Standard. If the Controlling Class Representative disapproves such Asset Status Report and the Special Servicer has not made the affirmative determination described above, the Special Servicer will revise such Asset Status Report as soon as practicable thereafter, but in no event later than 30 days after such disapproval. The Special Servicer will revise such Asset Status Report until the Controlling Class Representative fails to disapprove such revised Asset Status Report as described above or until the Special Servicer makes a determination that such objection is not in the best interests of all of the Certificateholders; provided, however, in the event that the Controlling Class and the Special Servicer has not agreed upon an Asset Status Report with respect to a Specially Serviced Mortgage Loan within 120 days of the Controlling Class Representatives receipt of the initial Asset Status Report with respect to such Specially Serviced Mortgage Loan. The Special Servicer shall implement the actions' described in the most recent Asset Status Report.]

     Each of the Master Servicer and the Special Servicer will be required to notify the Trustee, the Rating Agencies and the other of any modification, waiver or amendment of any term of any Mortgage Loan, and to deliver to the Trustee or the related Custodian, for deposit in the related mortgage file, an original counterpart of the agreement related to such modification, waiver or amendment, promptly (and in any event within 10 business days) following the execution thereof. Copies of each agreement whereby any such modification, waiver or amendment of any term of any Mortgage Loan is effected are required to be available for review during normal business hours at the offices of the Trustee. See "Description of the Pooling and Servicing Agreement".

     The Master Servicer or the Special Servicer, as applicable, will be permitted to modify, waive or amend any term of a Mortgage Loan that is not in default or as to which default is not reasonably foreseeable if, and only if, such modification, waiver or amendment (a) would not be "significant" as such term is defined in Treasury Regulations Section 1.860G-2(b)(3), which, in the judgment of the Master Servicer, may be evidenced by an opinion of counsel, (b) would be in accordance with the Servicing Standard and (c) would not adversely affect in any material respect the interest of any Certificateholder not consenting to it. The consent of the majority of Percentage Interests of each Class of Certificates affected thereby or written confirmation from each Rating Agency that such modification, waiver or amendment will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates will not be required but will be conclusive evidence that such modification, waiver or amendment would not adversely affect in any material respect the interest of any Certificateholder not consenting thereto. The Master Servicer or the Special Servicer, as applicable, is required to provide copies of any modifications, waiver or amendment to each Rating Agency.

     [The Master Servicer or Special Servicer shall be permitted, in its discretion, to waive all or any accrued Excess Interest if, prior to the related maturity date, the related borrower has requested the right to prepay the Mortgage Loan in full together with all payments required by the Mortgage Loan in connection with such prepayment except for all or a portion of accrued Excess Interest, provided that the Master Servicer or Special Servicer, as applicable, determines that (i) in the absence of the waiver of such Excess Interest, there is a reasonable likelihood that the Mortgage Loan will not be paid in full on the related Maturity Date and (ii) waiver of the right to such accrued Excess Interest is reasonably likely to produce a greater payment in the aggregate to Certificateholders on a present value basis than a refusal to waive the right to such Excess Interest. Any such waiver shall not be effective until such prepayment is tendered.]

[The Controlling Class Representative]

     [The holders of the Class of Certificates representing the most subordinate interests in the Trust Fund that equals at least 25% of its initial Class ______ Balance (or if no class of Certificates has a Class ______ Balance of at least 25% of its initial Class ______ Balance, the most subordinate class outstanding) (the "Controlling Class") will designate a representative pursuant to the Pooling and Servicing Agreement (the "Controlling Class Representative"). The Controlling Class Representative may be a Certificateholder, an individual, a corporation or another entity, as determined by the Controlling Class. In addition to the matters set forth above, the Controlling Class Representative may remove and replace the Special Servicer with another Special Servicer acceptable to the Rating Agencies.

     The Controlling Class Representative will have no liability to the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the Pooling and Servicing Agreement, or for error in judgment; provided, however, that the Controlling Class Representative will not be protected against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations or duties. By its acceptance of a Certificate, each Certificateholder confirms its understanding that the Controlling Class Representative may take actions that favor the interest of one or more Classes of the Certificates over other Classes of the Certificates, and that the Controlling Class Representative may have special relationships and interests that conflict with those of holders of some Classes of the Certificate; and, absent willful misfeasance, bad faith or negligence on the part of the Controlling Class Representative, each
Certificateholder agrees to take no action against the Controlling Class Representative or any of its officers, directors, employees, principals or agents as a result of such a special relationship or conflict.]

Optional Termination; Optional Mortgage Loan Purchase

     The holders of the Controlling Class representing greater than a 50% Percentage Interest of the Controlling Class, and if the Controlling Class does not exercise its option, the Seller and, if the Seller does not exercise its option, the Master Servicer and, if none of the Controlling Class, the Seller or the Master Servicer exercises its option, the holders of the Class LR Certificates representing greater than a 50% Percentage Interest of the Class LR Certificates will have the option to purchase all of the Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund, and thereby effect termination of the Trust Fund and early retirement of the then outstanding Certificates, on any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans remaining in the Trust Fund is less than ___% of the aggregate Stated Principal Balance of such Mortgage Loans as of the Cut-Off Date. The purchase price payable upon the exercise of such option on such a Distribution Date will be an amount equal to the greater of (i) the sum of (A) 100% of the outstanding principal balance of each Mortgage Loan included in the Trust Fund as of the last day of the month preceding such Distribution Date; (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an independent appraiser as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date; (C) all unpaid interest accrued on such principal balance of each such Mortgage Loan (including any Mortgage Loans as to which title to the related Mortgaged Property has been acquired) at the Mortgage Rate [(plus the Excess Rate, to the extent applicable)] to the last day of the Interest Accrual Period preceding such Distribution Date, and (D) unreimbursed Property Advances, and unpaid servicing compensation, special servicing compensation, Trustee Fees and Trust Fund expenses, in each case to the extent permitted under the Pooling Agreement with interest on all unreimbursed Advances at the Advance Rate and (ii) the aggregate fair market value of the Mortgage Loans and all other property acquired in respect of any Mortgage Loan in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an independent appraiser acceptable to the Master Servicer, together with one month's interest thereon at the related Mortgage Rates. There can be no assurance that payment of the Certificate Principal Amount, if any, of each outstanding Class of Certificates plus accrued interest would be made in full in the event of such a termination of the Trust Fund. See "DESCRIPTION OF THE CERTIFICATES--Termination" in the Prospectus.

[Any Mortgage Loan purchased under the circumstances described in the preceding paragraph will be purchased subject to a continuing right of the holders of the Classes of Certificates entitled to receive the Excess Interest with respect to such Mortgage Loan, to receive from the purchaser(s), from time to time, payments corresponding to Excess Interest with respect to such Mortgage Loan.]

The Trustee

     ________________,  a  ____________________  with its  principal  offices in
_______________,  will act as Trustee  pursuant  to the Pooling  Agreement.  The
Trustee's       corporate       trust       office      is       located      at
______________________________________________________.

     The Trustee may resign at any time by giving written notice to the Seller, the Master Servicer and the Rating Agencies, provided that no such resignation shall be effective until a successor has been appointed. Upon such notice, the Seller will appoint a successor trustee reasonably acceptable to the Master Servicer. If no successor trustee is appointed within one month after the giving of such notice of resignation, the resigning Trustee may petition the court for appointment of a successor trustee.

     The Seller may remove the Trustee if, among other things, the Trustee ceases to be eligible to continue as such under the Pooling Agreement or if at any time the Trustee becomes incapable of acting, or is adjudged bankrupt or insolvent, or a receiver of the Trustee or its property is appointed or any public officer takes charge or control of the Trustee or of its property. The holders of Certificates evidencing aggregate Voting Rights of more than 50% of all Certificateholders may remove the Trustee upon written notice to the Seller, the Master Servicer and the Trustee. Any resignation or removal of the Trustee and appointment of a successor trustee and, if such trustee is not rated at least "AA" by each Rating Agency, fiscal agent, will not become effective until acceptance of the appointment by the successor trustee and, if necessary, fiscal agent. Notwithstanding the foregoing, upon any termination of the Trustee under the Pooling Agreement, the Trustee will continue to be entitled to receive all accrued and unpaid compensation through the date of termination plus reimbursement for all Advances made by them and interest thereon as provided in the Pooling Agreement. Any successor trustee must have a combined capital and surplus of at least $50,000,000 and such appointment must not result in the downgrade, qualification or withdrawal of the then-current ratings assigned to the Certificates, as evidenced in writing by the Rating Agencies.

     Pursuant to the Pooling Agreement, the Trustee will be entitled to receive a monthly fee (the "Trustee Fee") at a specified rate (the "Trustee Fee Rate"), payable by the Master Servicer out of the Servicing Fee.

     The Trust Fund will indemnify the Trustee against any and all losses, liabilities, damages, claims or unanticipated expenses (including reasonable attorneys' fees) arising in respect of the Pooling Agreement or the Certificates other than those resulting from the negligence, bad faith or willful misconduct of the Trustee. The Trustee will not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties under the Pooling Agreement, or in the exercise of any of its rights or powers, if in the Trustee's opinion, as applicable, the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. The Master Servicer and the Special Servicer each indemnify the Trustee, and certain related parties for similar losses incurred related to the willful misconduct, bad faith, fraud and/or negligence in the performance of the Master Servicer's or the Special Servicer's duties as applicable, under the Pooling Agreement or by reason of reckless disregard of its respective obligations and duties under the Pooling Agreement.

     At any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same is located, the Seller and the Trustee acting jointly will have the power to appoint one or more persons or entities approved by the Trustee to act (at the expense of the Trustee) as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such co-trustee or separate trustee such powers, duties, obligations, rights and trusts as the Seller and the Trustee may consider necessary or desirable. Except as required by applicable law, the appointment of a co-trustee or separate trustee will not relieve the Trustee of its responsibilities, obligations and liabilities under the Pooling Agreement.

Duties of the Trustee

     The Trustee (except for the information under the first paragraph of "--The Trustee") and the Master Servicer (except for the information under "--The Master Servicer") will make no representation as to the validity or sufficiency of the Pooling Agreement, the Certificates or the Mortgage Loans, this Prospectus Supplement or related documents.

     In the event that the Master Servicer fails to make a required Advance, the Trustee (or with respect to a Property Advance required to be made by the Special Servicer, the Master Servicer, and if the Master Servicer so fails, the Trustee), will be obligated to make such Advance, provided that the Trustee shall not be obligated to make any Advance it deems to be nonrecoverable. The Trustee shall be entitled to rely conclusively on any determination by the Master Servicer or Special Servicer, as applicable, that an Advance, if made, would not be recoverable. The Trustee will be entitled to reimbursement for each Advance made by it in the same manner and to same extent as the Master Servicer or Special Servicer, as applicable.

     If no Event of Default has occurred, and after the curing of all Events of Default which may have occurred, the Trustee is required to perform only those duties specifically required under the Pooling Agreement. Upon receipt of the various certificates, reports or other instruments required to be furnished to it, the Trustee is required to examine such documents and to determine whether they conform on their face to the requirements of the Pooling Agreement.

     In addition, pursuant to the Pooling Agreement, the Trustee, at the cost and expense of the Seller, based upon reports, documents, and other information provided to the Trustee, will be obligated to file with the Securities and Exchange Commission (the "Commission"), in respect of the Trust and the Certificates, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934, as amended, and any other Form 8-K reports required to be filed pursuant to the Pooling Agreement.

The Master Servicer

     ____ will initially act as the Master Servicer. The following information has been provided by ____. None of the Seller, the Trustee, the Underwriter, or any of their respective affiliates takes any responsibility therefor or makes any representation or warranty as to the accuracy or completeness thereof.

     [Insert Master Servicer description.]

     Pursuant to the terms of the Pooling Agreement, the Master Servicer will be required to indemnify the Seller and the Trustee for any losses, fines, judgments, costs and expenses incurred by them as a result of the Master Servicer's willful misfeasance, bad faith or negligent failure to comply with its duties and obligations under the Pooling Agreement.

Servicing Compensation and Payment of Expenses

     Pursuant to the Pooling Agreement, the Master Servicer will be entitled to withdraw monthly from the Collection Account its portion of the Servicing Fee. The monthly servicing fee (the "Servicing Fee") for any Distribution Date is an amount per Interest Accrual Period equal to the sum for each Mortgage Loan of the product of (i) 1/12 times a per annum rate of % with respect to each Mortgage Loan (in each case, the "Servicing Fee Rate") and (ii) the Stated Principal Balance of such Mortgage Loan, provided, that, in connection with any partial interest payment, such amounts shall be computed, for the same period respecting which any related interest payment due or deemed due on the related Mortgage Loan is computed.] The Servicing Fee includes the compensation payable to the Master Servicer and the Trustee Fee. [With respect to any Distribution Date, to the extent that there are Prepayment Interest Shortfalls with respect to Principal Prepayments received during the related Collection Period, the Servicing Fee payable to the Master Servicer with respect to all the Mortgage Loans (but not the fees payable to the Trustee or Rating Agencies) for the related Distribution Date shall be reduced up to the amount sufficient to fully offset such Prepayment Interest Shortfalls; provided, however, that in no event shall the amount exceed 1/12 of [ __ ]% of the Stated Principal Balance of the Mortgage Loans for the related Collection Period.] The Master Servicer's portion of the Servicing Fee relating to each Mortgage Loan will be retained (to the extent not otherwise offset by Prepayment Interest Excesses) by the Master Servicer from payments and collections (including insurance proceeds, condemnation proceeds and liquidation proceeds) in respect of such Mortgage Loan. [The Master Servicer will also be entitled to retain as additional servicing compensation all investment income earned on amounts on deposit in the Collection Account and the Reserve Accounts (to the extent not payable to the related borrower under the related Mortgage Loan or applicable law).] [The Servicing Fee includes certain amounts which will be paid to the Rating Agencies for on-going monitoring and surveillance of the Certificates by the Rating Agencies and for certain filing fees and related expenses.]

     [In addition, the Master Servicer will be entitled to receive, as additional servicing compensation, to the extent permitted by applicable law and the related Mortgage Loans, any late payment charges, assumption fees, loan modification fees, extension fees, loan service transaction fees, beneficiary statement charges or similar items (but not including any yield maintenance charge or prepayment premiums), in each case to the extent received and not required to be deposited or retained in the Collection Account pursuant to the Pooling Agreement.]

     The Master Servicer will be required to pay all expenses incurred in connection with its responsibilities under the Pooling Agreement (subject to reimbursement as described herein), including all fees of any subservicers retained by it.

Special Servicer

     ____ will initially be appointed as special servicer of the Mortgage Loans, (in such capacity, the "Special Servicer"). The Special Servicer will, among other things, oversee the resolution of non-performing Mortgage Loans and act as disposition manager of REO Properties. The Pooling Agreement will provide that although more than one Special Servicer may be appointed, only one Special Servicer may specially service any Mortgage Loan.

     The Special Servicer will be obligated to, among other things, oversee the resolution of non-performing Mortgage Loans and act as disposition manager of REO Properties. The Pooling Agreement provides that holders of Certificates evidencing greater than 50% of the Percentage Interests of the most subordinate Class of Certificates then outstanding (provided, however, that for purposes of determining the most subordinate Class, in the event that the Class ____ Certificates and the Class ____ Certificates are the only Classes outstanding, the Class A Certificates and the Class ____ Certificates together will be treated as the subordinate Class) may replace the Special Servicer, provided that each Rating Agency confirms to the Trustee in writing that such replacement, will not cause a qualification, withdrawal or downgrading of the then-current ratings assigned to any Class of Certificates.

     [Pursuant to the Pooling Agreement, the Special Servicer will be entitled to certain fees, including a special servicing fee (and if the Special Servicer is the Master Servicer, such fees will be in addition to the Servicing Fee), payable with respect to each Interest Accrual Period, equal to the product of
(i) 1/12 times a per annum rate of % with respect to each Mortgage and (ii) the Stated Principal Balance of each related Specially Serviced Mortgage Loan (the "Special Servicing Fee"); provided, that such amounts shall be computed on the basis of the same principal amount and, in connection with any partial interest payment, for the same period respecting which any related interest payment due or deemed due on the related Mortgage Loan is computed. The Special Servicer will be entitled, in addition to the Special Servicing Fee, to receive a "Liquidation Fee" equal to % of the amount equal to (x) the proceeds of the sale of any Mortgage Loan or REO Property minus (y) any broker's commission and related brokerage referral fees and to receive a "Rehabilitation Fee" with respect to any Mortgage Loan which ceases to be specially serviced and has made three consecutive Monthly Payments on or prior to the related Due Dates after the Mortgage Loan has ceased to be a Specially Serviced Mortgage Loan in an amount equal to % of the highest Stated Principal Balance of such Mortgage Loan during the period in which it was specially serviced; provided, however, that such Rehabilitation Fee shall be due only once for each Mortgage Loan during the term of the Pooling Agreement. However, no Liquidation Fee will be payable in connection with, or out of, Liquidation Proceeds resulting from the purchase of any Specially Serviced Mortgage Loan or REO Property (i) by any Responsible Party as described herein under "DESCRIPTION OF THE MORTGAGE POOL--Representations and Warranties," (ii) by the Master Servicer, the Seller or the Certificateholders as described herein under "--Optional Termination; Optional Mortgage Loan Purchase," or (iii) in certain other limited circumstances. Each of the foregoing fees, along with certain expenses related to special servicing of a Mortgage Loan, shall be payable out of funds otherwise available to make payments on the Certificates.]

Master Servicer and Special Servicer Permitted to Buy Certificates

     The Master Servicer and the Special Servicer will be permitted to purchase any Class of Certificates. Such a purchase by the Master Servicer or the Special Servicer could cause a conflict relating to the Master Servicer's or the Special Servicer's duties pursuant to the Pooling Agreement and the Master Servicer's or the Special Servicer's interest as a holder of Certificates, especially to the extent that certain actions or events have a disproportionate effect on one or more Classes of Certificates. The Pooling Agreement provides that the Master Servicer or Special Servicer shall administer the Mortgage Loans in accordance with the servicing standard set forth therein without regard to ownership of any Certificate by the Master Servicer or the Special Servicer or any affiliate thereof. Additionally, the Pooling Agreement provides that (i) an affiliate of a borrower may not vote with respect to matters where there is a potential conflict of interest, (ii) any Certificateholder that is also the holder of any debt of any of the affiliates of any of the borrowers under the Mortgage Loans may not vote with respect to selecting, or directing the actions of the Special Servicer with respect to such Mortgage Loan, and (iii) the Special Servicer may not be the holder of any debts of the affiliates of the borrowers under the Mortgage Loans.

Reports to Certificateholders

     The Master Servicer is required to deliver to the Trustee prior to each Distribution Date, and the Trustee is to deliver to each Certificateholder, the Seller, each Rating Agency and, if requested, any potential investor in the Certificates, on each Distribution Date, the following reports:

     [Describe reports to certificateholders.]

     Subject to the receipt of necessary information from any subservicer, such loan-by-loan reports will be made available electronically in the form of the standard CSSA loan file and CSSA property file; provided, however, the Trustee will provide Certificateholders with a written copy of such report upon request. The information that pertains to Specially Serviced Mortgage Loans and REO Properties reflected in such reports shall be based solely upon the reports delivered by the Special Servicer to the Master Servicer at least two business days prior to the Master Servicer Remittance Date. Absent manifest error, none of the Master Servicer, the Special Servicer or the Trustee shall be responsible for the accuracy or completeness of any information supplied to it by a borrower or third party that is included in any reports, statements, materials or information prepared or provided by the Master Servicer, the Special Servicer or the Trustee, as applicable.

     The Servicer is also required to deliver to the Trustee the following materials:

     Annually, on or before ____ of each year, commencing with ____, with respect to each Mortgaged Property and REO Property, an "Operating Statement Analysis" together with copies of the operating statements and rent rolls (but only to the extent the related borrower is required by the Mortgage to deliver, or otherwise agrees to provide such information) for such Mortgaged Property or REO Property as of the end of the preceding calendar year. The Master Servicer (or the Special Servicer in the case of Specially Serviced Mortgage Loans and REO Properties) is required to use its best reasonable efforts to obtain said annual operating statements and rent rolls.

     Within thirty days of receipt by the Servicer (or within twenty days of receipt from the Special Servicer with respect to any Specially Serviced Mortgage Loan or REO Property) of annual operating statements, if any, with respect to any Mortgaged Property or REO Property, an "NOI Adjustment Worksheet" for such Mortgaged Property (with the annual operating statements attached thereto as an exhibit), presenting the computations made in accordance with the methodology described in the Pooling Agreement to "normalize" the full year net operating income and debt service coverage numbers used by the Master Servicer in the other reports referenced above.

     The Trustee is to deliver a copy of each Operating Statement Analysis report and NOI Adjustment Worksheet that it receives from the Master Servicer to the Seller and each Rating Agency promptly after its receipt thereof. Upon request, the Trustee will make such reports available to the Certificateholders and the Special Servicer. Any Certificateholder and any potential investor in the Certificates may obtain a copy of any NOI Adjustment Worksheet for a Mortgaged Property or REO Property in the possession of the Trustee upon request.

                                 USE OF PROCEEDS

     The net proceeds from the sale of the Certificates will be used by the Seller to pay the purchase price of the Mortgage Loans.

                         FEDERAL INCOME TAX CONSEQUENCES

     [Elections will be made to treat applicable portions of the Trust Fund [(exclusive of the Excess Interest and the Default Interest)] and, in the opinion of ____, special tax counsel to the Seller, such portions of the Trust Fund will qualify, as two separate REMICs (the "Upper-Tier REMIC" and the "Lower-Tier REMIC," respectively) within the meaning of Code Section 860D. The Lower-Tier REMIC will hold the Mortgage Loans, proceeds therefrom, the Collection Account, the Lower-Tier Distribution Account and any REO Property, and will issue (i) certain uncertificated classes of regular interests (the "Lower-Tier Regular Interests") to the Upper-Tier REMIC and (ii) the Class LR Certificates, which will represent the sole class of residual interests in the Lower-Tier REMIC. The Upper-Tier REMIC will hold the Lower-Tier Regular Interests and the Upper-Tier Distribution Account in which distributions thereon will be deposited and will issue (i) classes of regular interests represented by the Regular Certificates and (ii) the Class R Certificates, which will represent the sole class of residual interests in the Upper-Tier REMIC. [In addition, the Class ____, Class ____, Class ____, Class ____, Class ____, Class ____, Class ____ and Class ____ Certificates will represent pro rata undivided beneficial interests in designated portions of the Excess Interest and the related portions of the Excess Interest Distribution Account, which portion of the Trust Fund will be treated as part of a grantor trust for federal income tax purposes. Although holders of these Classes of Certificates will be required to allocate their purchase price between their interests in the regular interests in the Upper-Tier REMIC and their beneficial interests in Excess Interest based on the relative fair market values of each, it is anticipated that the rights to Excess Interest will have negligible value as of the Closing Date.]

     The Offered Certificates will be treated as "real estate assets" under Code
Section 856(c)(4)(A), to the extent that the assets of the REMICs are so treated. The interest on the Offered Certificates will be "interest on obligations secured by mortgages on real property" described in Code Section 856(c)(3)(B) for a real estate investment trust, in the same proportion that the income of the REMICs is so treated.

     A beneficial owner's interest in an Offered Certificate will qualify for the foregoing treatments under Sections 856(c)(4)(A) and 856(c)(3)(B) in their entirety if at least 95% of the REMICs' assets qualify for such treatment, and otherwise will qualify to the extent of the REMICs' percentage of such assets. A Mortgage Loan that has been defeased with U.S. Treasury securities will not qualify for such treatment. A beneficial owner's interest in an Offered Certificate will constitute "loans . . . secured by an interest in real property which is . . . residential real property" within the meaning of Code Section 7701(a)(19)(C)(v) in the case of a domestic building and loan association only to the extent of the percentage of the REMICs' assets consisting of loans secured by multifamily properties and healthcare properties. The Lower-Tier REMIC and the Upper-Tier REMIC will be treated as one REMIC solely for the purpose of making the foregoing determinations.

     The regular interests represented by the Offered Certificates generally will be treated as newly originated debt instruments for federal income tax purposes. Beneficial owners of the Offered Certificates will be required to report income on the regular interests represented by the Offered Certificates in accordance with the accrual method of accounting and any income from Excess Interest as such amounts are accrued by the Trust Fund, based on their own methods of accounting. See "FEDERAL INCOME TAX CONSEQUENCES--REMIC Certificates--Income from Regular Certificates--General" in the Prospectus.

     [It is anticipated that the regular interests represented by the Class ____, Class ____, Class ____, Class ____, Class ____ and Class ____ Certificates will be issued at a premium and that the regular interest represented by the Class ____ Certificates will be issued with de minimis original issue discount for federal income tax purposes.]

     Although unclear for federal income tax purposes, it is anticipated that the Class ____ Certificates will be treated as issued with original issue discount in an amount equal to the excess of all distributions of interest expected to be received thereon over their respective issue prices (including accrued interest). Any "negative" amounts of original issue discount on the Class ____ Certificates attributable to rapid prepayment with respect to the Mortgage Loans will not be deductible currently, but may be offset against future positive accruals of original issue discount, if any. Finally, a holder of a Class ____ Certificate may be entitled to a loss deduction to the extent it becomes certain that such holder will not recover a portion of its basis in such Certificate, assuming no further prepayments. In the alternative, it is possible that rules similar to the "noncontingent bond method" of the contingent interest rules in the OID Regulations, as amended on June 12, 1996, may be promulgated with respect to the Class ____ Certificates. Under the noncontingent bond method, if the interest payable for any period is greater or less than the amount projected, the amount of income included for that period would be either increased or decreased accordingly. Any net reduction in the income accrual for the taxable year below zero (a "Negative Adjustment") would be treated by a Certificateholder as ordinary loss to the extent of prior income accruals and would be carried forward to offset future interest accruals. At maturity, any remaining Negative Adjustment would be treated as a loss on retirement of the Certificate. The legislative history of relevant Code provisions indicates, however, that negative amounts of original issue discount on an instrument such as a REMIC regular interest may not give rise to taxable losses in any accrual period prior to the instrument's disposition or retirement. Thus, it is not clear whether any losses resulting from a Negative Adjustment would be recognized currently or be carried forward until disposition or retirement of the debt obligation. However, unless and until otherwise required under applicable regulations, the Seller does not intend to treat the payments of interest on the Class ____ Certificates as contingent interest.

     The prepayment assumption that will be used to accrue original issue discount, to amortize premium of an initial owner, or to determine whether original issue discount is de minimis will be Scenario 1 as described under "YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS--Weighted Average Life of the Offered Certificates" above.

     Although not free from doubt, it is anticipated that any prepayment premiums will be treated as ordinary income to the extent allocable to beneficial owners of the Offered Certificates as such amounts become due to such beneficial owners.]

                            STATE TAX CONSIDERATIONS

     In addition to the federal income tax consequences described in "FEDERAL INCOME TAX CONSEQUENCES," potential investors should consider the state income tax consequences of the acquisition, ownership, and disposition of the Offered Certificates. State income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state. Therefore, potential investors should consult their own tax advisors with respect to the various tax consequences of investments in the Offered Certificates.

     [At any time subsequent to the acquisition of a Mortgaged Property located in Puerto Rico pursuant to a foreclosure or deed in lieu of foreclosure, the Trust Fund will be subject to 29% Commonwealth of Puerto Rico withholding tax on gross rental income from the Mortgaged Property if it is not deemed to be engaged in a trade or business within the Commonwealth of Puerto Rico. The Trust Fund could also be subject to taxation of gain or loss and tax return filing requirements in the Commonwealth of Puerto Rico upon disposition of such a Mortgaged Property. Any such taxes would reduce the net proceeds available to be distributed to Certificateholders in respect of such a defaulted Mortgage Loan. Investors should consult their own tax advisors regarding the specific tax consequences of ownership of Mortgaged Property located in Puerto Rico by the Trust.]

                              ERISA CONSIDERATIONS

     [The characteristics of the Offered Certificates will not meet the requirements of any exemption from the application of the prohibited transaction provision of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Accordingly, the Offered Certificates may not be acquired by any employee benefit plan within the meaning of Section 3(3) of ERISA or Section 4975 of the Code. See "ERISA CONSIDERATIONS" in the Prospectus.]

     [Describe other applicable ERISA considerations.]

     A fiduciary of any retirement plan or other employee benefit plan or arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, and any entity whose underlying assets include assets of such a plan by reason of any such plan's investment in the entity that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (each, a "Plan") should carefully review with its legal advisors whether the purchase or holding of any class of Offered Certificates could give rise to a transaction that is prohibited or is not otherwise permitted either under ERISA or Section 4975 of the Code.

     The U.S. Department of Labor issued an individual exemption, Prohibited Transaction Exemption 89-88 (the "Exemption"), on October 17, 1989 to Goldman, Sachs & Co., as subsequently amended, which generally exempts from the application of certain prohibited transaction provisions of Sections 406 and 407 of ERISA, and the excise taxes imposed on such prohibited transactions pursuant to Sections 4975(a) and (b) of the Code and the civil penalties imposed on such prohibited transactions pursuant to Section 502(i) of ERISA, certain transactions, among others, relating to the servicing and operation of mortgage pools and the purchase, sale and holding of mortgage pass-through certificates underwritten by an Underwriter (as hereinafter defined), provided that certain conditions set forth in the Exemption are satisfied. For purposes of this Section "ERISA CONSIDERATIONS", the term "Underwriter" shall include (a) Goldman, Sachs & Co., (b) any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with Goldman, Sachs & Co. and (c) any member of the underwriting syndicate or selling group of which a person described in (a) or (b) is a manager or co-manager with respect to the Class ____, Class ____ and Class ____ Certificates.

     The Exemption sets forth six general conditions which must be satisfied for a transaction involving the purchase, sale and holding of such classes of Offered Certificates to be eligible for exemptive relief thereunder. First, the acquisition of such classes of Offered Certificates by a Plan must be on terms (including the price) that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party. Second, the rights and interests evidenced by such classes of Offered Certificates must not be subordinate to the rights and interests evidenced by the other certificates of the same trust. Third, such classes of Offered Certificates at the time of acquisition by the Plan must be rated in one of the three highest generic rating categories by Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. or Fitch IBCA, Inc. Fourth, the Trustee cannot be an affiliate of any member of the "Restricted Group," which consists of the Underwriter, the Seller, the Master Servicer, the Special Servicer, any entity that provides insurance or other credit support to the Trust Fund, any borrower with respect to Mortgage Loans constituting more than 5% of the aggregate unamortized principal balance of the Mortgage Loans as of the date of initial issuance of such classes of Offered Certificates and any affiliate of any of the foregoing entities. Fifth, the sum of all payments made to and retained by the Underwriter must represent not more than reasonable compensation for underwriting such classes of Offered Certificates; the sum of all payments made to and retained by the Seller pursuant to the assignment of the Mortgage Loans to the Trust Fund must represent not more than the fair market value of such obligations; and the sum of all payments made to and retained by the Master Servicer and the Special Servicer must represent not more than reasonable compensation for such person's services under the Agreements and reimbursement of such person's reasonable expenses in connection therewith. Sixth, the investing Plan must be an accredited investor as defined in Rule 501 (a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     Because the Class ____, Class ____ and Class ____ Certificates are not subordinate to any other class of Certificates, the second general condition set forth above is satisfied with respect to such Certificates. It is a condition of the issuance of such classes of Certificates that they be rated "AAA" by ____ and _____. A fiduciary of a Plan contemplating purchasing any such class of Certificates in the secondary market must make its own determination that at the time of such acquisition, any such class of Certificates continues to satisfy the third general condition set forth above. The Seller expects that the fourth general condition set forth above will be satisfied with respect to each of such classes of Certificates. A fiduciary of a Plan contemplating purchasing any such class of Certificate must make its own determination that the first, third, fifth and sixth general conditions set forth above will be satisfied with respect to any such class of Certificate.

     The Class ____, Class ____, Class ____, Class ____ Certificates do not satisfy the second condition described above because they are subordinated to the Class ____ and Class ____ Certificates, and furthermore the Class ____ and Class ____ Certificates are not expected to satisfy the third condition described above. Accordingly, the Class ____, Class ____, Class ____ and Class ____ Certificates may not be purchased with the assets of a Plan, unless such purchase is made pursuant to Prohibited Transaction Exemption 95-60, described below, or another prohibited transaction exemption.

     Before purchasing any class of Certificate, a fiduciary of a Plan should itself confirm (a) that such Certificates constitute "certificates" for purposes of the Exemption and (b) that the specific and general conditions of the Exemption and the other requirements set forth in the Exemption would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in the Exemption, the Plan fiduciary should consider the availability of any other prohibited transaction exemptions.

     Purchasers using insurance company general account funds to effect such purchase should consider the availability of Prohibited Transaction Class Exemption 95-60 (60 Fed. Reg. 35925, July 12, 1995) issued by the U.S. Department of Labor.

     Any Plan fiduciary considering whether to purchase any class of Certificate on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to such investment. See "ERISA CONSIDERATIONS" in the Prospectus.

                                LEGAL INVESTMENT

     [None of the] [The Class __, Class __, and Class ___ ] Certificates will be "mortgage related securities" within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA"). In addition, institutions whose investment activities are subject to review by certain regulatory authorities may be or may become subject to restrictions, which may be retroactively imposed by such regulatory authorities, on the investment by such institutions in certain forms of mortgage-backed securities.

     No representations are made as to the proper characterization of the Offered Certificates for legal investment, financial institution regulatory or other purposes, or as to the ability of particular investors to purchase the Offered Certificates under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of the Offered Certificates. Accordingly, all institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Offered Certificates constitute a legal investment or are subject to investment, capital or other restrictions.

     See "LEGAL INVESTMENT" in the Prospectus.

                                  UNDERWRITING

     The Seller and Goldman, Sachs & Co. ("Goldman, Sachs") have entered into an underwriting agreement with respect to the Offered Certificates. Subject to certain conditions Goldman, Sachs has agreed to purchase all the Offered Certificates.

     The Seller estimates that its share of the total expenses of the offering, excluding underwriting discounts and commissions, will be approximately $[ ].

     The  Seller  has  agreed  to  indemnify  Goldman,   Sachs  against  certain
liabilities, including liabilities under the Securities Act of 1933.

     The Offered Certificates are a new issue of securities with no established trading market. The Seller has been advised by Goldman, Sachs that Goldman, Sachs intends to make a market in the Offered Certificates but is not obligated to do so and may discontinue market making at any time without notice. No assurance can be given as to the liquidity of the trading market for the Offered Certificates.

     In connection with the offering, the Underwriter may purchase and sell the Offered Certificates in the open market. These transactions may include purchases to cover short sales, stabilizing transactions and purchases to cover portions created by short sales. Short sales involve the sale by the Underwriter of a greater number of Certificates than they are required to purchase in the offering. Stabilizing transactions consist of certain bids or purchases made for the purpose of preventing or retarding a decline in the market price of the Certificates while the offering is in progress.

     Goldman, Sachs & Co. is an affiliate of the Seller. [In addition, an affiliate of Goldman, Sachs & Co. is a limited partner of ____ a Loan Seller.]

     The Underwriter also may impose a penalty bid. This occurs when a particular broker-dealer repays to the Underwriter a portion of the underwriting discount received by it because the representatives have repurchased Certificates sold by or for the account of the Underwriter in stabilizing or short covering transactions.

     These activities by the Underwriter may stabilize, maintain or otherwise affect the market price of the Certificates. As a result, the price of the Certificates may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the Underwriter at any time. These transactions may be effected in the over-the-counter market or otherwise.

     The Offered Certificates are offered by Goldman, Sachs when, as and if issued by the Seller, delivered to and accepted by Goldman, Sachs and subject to its right to reject orders in whole or in part. It is expected that delivery of the Offered Certificates will be made in book-entry form through the facilities of DTC against payment therefor on or about [ ], 19__, which is the [ ] business day following the date of pricing of the Offered Certificates.

                                  LEGAL MATTERS

     The validity of the Offered Certificates and certain federal income tax matters will be passed upon for the Seller and the Underwriter by ____.

                                     RATINGS

     It is a condition to the issuance of each class of Offered Certificates that they be rated as set forth below by _________________________________________________________) and _________) (and,
together with ___, the "Rating Agencies"):

     The ratings on mortgage pass-through certificates address the likelihood of the receipt by holders thereof of payments to which they are entitled including the receipt of all principal payments by the Rated Final Distribution Date. Such ratings take into consideration the credit quality of the mortgage pool, structural and legal aspects associated with the certificates, and the extent to which the payment stream in the mortgage pool is adequate to make payments required under the certificates. Such ratings on the Offered Certificates do not, however, constitute a statement regarding frequency or likelihood of prepayments (whether voluntary or involuntary) of the Mortgage Loans, or the degree to which such prepayments might differ from those originally anticipated, or the likelihood of the collection of prepayment premiums, excess interest, default interest, yield maintenance charges, the tax treatment of the Certificates and do not address the possibility that Certificateholders might suffer a lower than anticipated yield herein. [A rating on the Class IO
Certificates does not address the possibility that the Holders of such Certificates may fail to recover fully their initial investments due to a rapid rate of prepayments, defaults or liquidations.] See "RISK FACTORS."

     There can be no assurance as to whether any rating agency not requested to rate the Offered Certificates will nonetheless issue a rating and, if so, what such rating would be. A rating assigned to the Offered Certificates by a rating agency that has not been requested by the Seller to do so may be lower than the rating assigned by the Rating Agencies pursuant to the Seller's request.

     The rating of the Offered Certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to downgrade, qualification or withdrawal at any time by the assigning rating agency. Each security rating should be evaluated independently of any other security rating. A security rating does not address the frequency or likelihood of prepayments (whether voluntary or involuntary) of Mortgage Loans, or the corresponding effect on the yield to investors.

     [The ratings do not address the fact that the Pass-Through Rates on the Class ____ and Class ____ Certificates, to the extent that they are based on the weighted average interest rate of the mortgage loans, may be affected by changes therein.]

                        INDEX OF SIGNIFICANT DEFINITIONS

                                 [Insert Index]

                                     ANNEX A

                  CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

                      [Insert Tables and other Information]

                                     ANNEX B

                         REPRESENTATIONS AND WARRANTIES

     Each  Responsible   Party  will  represent  and  warrant  as  of  the  date
hereinbelow specified or, if no such date is specified, as of the Closing Date, that:

     [Insert Representations and Warranties.]

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                  Subject to completion, dated October 20, 1998

-------------------------------------------------------------------------------

                                   PROSPECTUS

-------------------------------------------------------------------------------

                      GS MORTGAGE SECURITIES CORPORATION II
                                     Seller
                        Commercial Mortgage Pass-Through
                        Certificates (Issuable in Series)

GS Mortgage Securities Corporation II from time to time will offer Commercial Mortgage Pass-Through Certificates in separate series. We will offer the certificates through this prospectus and a separate prospectus supplement for each series. If specified in the related prospectus supplement, we may not offer all of the classes of certificates in a particular series. For each series, we will establish a trust fund consisting primarily of (i) mortgage loans secured by first, second or third liens on commercial real estate, multifamily and/or mixed residential/commercial properties or (ii) certain financial leases and similar arrangements equivalent to such mortgage loans and other assets as described in this prospectus and to be specified in the related prospectus supplement. The certificates of a series will evidence beneficial ownership interests in the trust fund. The certificates of a series may be divided into two or more classes which may have different interest rates and which may receive principal payments in differing proportions and at different times. In addition, the rights of certain holders of classes may be subordinate to the rights of holders of other classes to receive principal and interest. The certificates of any series are not obligations of GS Mortgage Securities Corporation II or any of its affiliates, and neither the certificates nor the underlying mortgage loans are insured or guaranteed by any governmental agency.

                        --------------------------------

The Securities and Exchange Commission and state securities regulators have not approved or disapproved of the offered certificates or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                        --------------------------------

No secondary market will exist for a series of certificates prior its offering. We cannot assure you that a secondary market will develop for the certificates of any series or, if it does develop, that it will continue.

                        --------------------------------

Investing in the offered certificates involves risks. See "RISK FACTORS" beginning on page 3 of this prospectus. For each series, see "RISK FACTORS" in the related prospectus supplement.

                        --------------------------------

The certificates may be offered through one or more different methods, including offerings through underwriters, as more fully described under "PLAN OF DISTRIBUTION" on page 74 of this prospectus and in the related prospectus supplement. Our affiliates may from time to time act as agents or underwriters in connection with the sale of the offered certificates. Offerings of certain classes of the certificates, as specified in the related prospectus supplement, may be made in one or more transactions exempt from the registration requirements of the Securities Act of 1933, as amended. Such offerings are not being made pursuant to this prospectus or the related registration statement.

                        --------------------------------

This prospectus may not be used to consummate sales of the offered certificates unless accompanied by a prospectus supplement.



October 20, 1998

              IMPORTANT NOTICE about INFORMATION PRESENTED in this
             PROSPECTUS and each ACCOMPANYING PROSPECTUS SUPPLEMENT

     Information about the offered certificates is contained in two separate documents that progressively provide more detail: (a) this prospectus, which provides general information, some of which may not apply to the offered certificates; and (b) the accompanying prospectus supplement for each series, which describes the specific terms of the offered certificates. If the terms of the offered certificates vary between this prospectus and the accompanying prospectus supplement, you should rely on the information in the prospectus supplement.

     You should rely only on the information contained in this prospectus and the accompanying prospectus supplement. We have not authorized anyone to provide you with information that is different from that contained in this prospectus and the prospectus supplement. The information in this prospectus is accurate only as of the date of this prospectus.

     Certain capitalized terms are defined and used in this prospectus to assist you in understanding the terms of the offered certificates and this offering. The capitalized terms used in this prospectus are defined on the pages indicated under the caption "INDEX OF DEFINED TERMS" beginning on page 77 in this prospectus.

     In this prospectus, the terms "Seller," "we," "us" and "our" refer to GS Mortgage Securities Corporation II.

                        --------------------------------

     If you require additional information, the mailing address of our principal executive offices is GS Mortgage Securities Corporation II, 85 Broad Street, New York, NY 10004 and the telephone number is (212) 902-1000. For other means of acquiring additional information about us or a series of certificates, see "INCORPORATION OF CERTAIN INFORMATION BY REFERENCE" beginning on page 75 of this prospectus.

                        --------------------------------

                                  RISK FACTORS

     You should carefully consider the following risks and the risks described under "RISK FACTORS" in the prospectus supplement for the applicable series of certificates before making an investment decision. In particular, distribution on your certificates will depend on payments received on and other recoveries with respect to the mortgage loans. Therefore, you should carefully consider the risk factors relating to the mortgage loans and the mortgaged properties.

     Your investment could be materially and adversely affected if any of the following risks are realized.

Risks of Commercial and Multifamily Lending Generally.

     Commercial and multifamily lending generally exposes the lender to a greater risk of loss than one- to four-family residential lending. Commercial and multifamily lending typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. Further, the repayment of loans secured by income producing properties is typically dependent upon the successful operation of the related real estate project. If the cash flow from the project is reduced (for example, if leases are not obtained or renewed), the borrower's ability to repay the loan may be impaired. Commercial and multifamily real estate can be affected significantly by the supply and demand in the market for the type of property securing the loan and, therefore, may be subject to adverse economic conditions. Market values may vary as a result of economic events or governmental regulations outside the control of the borrower or lender that impact the cash flow of the property. For example, some laws may require modifications to properties such as the Americans with Disabilities Act, and rent control laws may limit rent collections in the case of multifamily properties. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS" "-- Certain Laws and Regulations," "-- Type of Mortgaged Property" and "-- Americans With Disabilities Act" in this prospectus.

     It is unlikely that we will obtain new appraisals of the mortgaged properties or assign new valuations to the mortgage loans in connection with the offering of the offered certificates. The market values of the underlying mortgaged properties could have declined since the origination of the related mortgage loans.

Your Certificates are not Obligations of any Other Person or Entity.

     Your certificates will represent beneficial ownership interests solely in the assets of the related trust fund and will not represent an interest in or obligation of us, the originator, the trustee, the master servicer, the special servicer or any other person. We or another entity may have a limited obligation to repurchase certain mortgage loans under certain circumstances as described in the agreement relating to a particular series. Distributions on any class of certificates will depend solely on the amount and timing of payments and other collections in respect of the related mortgage loans. We cannot assure you that these amounts, together with other payments and collections in respect of the related mortgage loans, will be sufficient to make full and timely distributions on any offered certificates. The offered certificates and the mortgage loans will be insured or guaranteed, in whole or in part, by the United States or any governmental entity or by any private mortgage or other insurer only to the extent the prospectus supplement so provides.

Limited Liquidity.

     There will have been no secondary market for any series of your certificates prior to the related offering. We cannot assure you that such a market will develop or, if it does develop, that it will provide you with liquidity of investment or continue for the life of your certificates.

Variability in Average Life of Offered Certificates.

     The payment experience on the related mortgage loans will affect the actual payment experience on and the weighted average lives of the offered certificates and, accordingly, may affect the yield on the offered certificates. Prepayments on the mortgage loans will be influenced by:

     o   the prepayment provisions of the related mortgage notes;

     o   a  variety  of  economic,   geographic  and  other  factors,  including
         prevailing mortgage rates and the cost and availability of refinancing for commercial mortgage loans.

     In general, if prevailing interest rates fall significantly below the interest rates on the mortgage loans, you should expect the rate of prepayment on the mortgage loans to increase. Conversely, if prevailing interest rates rise significantly above the interest rates on the mortgage loans, you should expect the rate of prepayment to decrease.

     Certain of the mortgage loans may provide for a prepayment premium if prepaid, and certain of the mortgage loans may prohibit prepayments of principal in whole or in part during a specified period. See "DESCRIPTION OF THE MORTGAGE POOL" in the related prospectus supplement for a description of the prepayment premiums and lockout periods, if any, for the mortgage loans underlying a series of certificates. Such prepayment premiums and lockout periods can, but do not necessarily, reduce the likelihood of prepayments. However, in certain jurisdictions, the enforceability of provisions in mortgage loans prohibiting prepayment or requiring prepayment premiums has been questioned as described under "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS -- Enforceability of Certain Provisions -- Prepayment Provisions." We cannot assure you as to the effect of such prepayment premiums or lockout periods on the rate of mortgage loan prepayment.

     The extent to which the master servicer or special servicer, if any, forecloses upon, takes title to and disposes of any mortgaged property related to a mortgage loan will affect the weighted average lives of your certificates. If the master servicer or special servicer, if any, forecloses upon a significant number of the related mortgage loans, and depending upon the amount and timing of recoveries from the related mortgaged properties, your certificates may have a shorter weighted average life.

     Delays in liquidations of defaulted mortgage loans and modifications extending the maturity of mortgage loans will tend to delay the payment of principal on the mortgage loans. The ability of the related borrower to make any required balloon payment typically will depend upon its ability either to refinance the mortgage loan or to sell the related mortgaged property. If a significant number of the mortgage loans underlying a particular series require balloon payments at maturity, there is a risk that a number of such mortgage loans may default at maturity, or that the master servicer or special servicer, if any, may extend the maturity of a number of such mortgage loans in connection with workouts. We cannot assure you as to the borrowers' abilities to make mortgage loan payments on a full and timely basis, including any balloon payments at maturity. Bankruptcy of the borrower or adverse conditions in the market where the mortgaged property is located may, among other things, delay the recovery of proceeds in the case of defaults. Losses on the mortgage loans due to uninsured risks or insufficient hazard insurance proceeds may create shortfalls in distributions to certificateholders. Any required indemnification of the master servicer or special servicer in connection with legal actions relating to the trust, the related agreements or the certificates may also result in such shortfalls.

Certain Legal Aspects of the Mortgage Loans.

     The laws of the jurisdictions in which the mortgaged properties are located (which laws may vary substantially) govern many of the legal aspects of the mortgage loans. These laws may affect the ability to foreclose on, and the value of, the mortgaged properties securing the mortgage loans. For example, state law determines:

     o    what proceedings are required for foreclosure;

     o whether the borrower and any foreclosed junior lienors may redeem the property;

     o    whether and to what extent recourse to the borrower is permitted; and

     o what rights junior mortgagees have and whether the amount of fees and interest that lenders may charge is limited.

     In addition, the laws of some jurisdictions may render certain provisions of the mortgage loans unenforceable, such as prepayment provisions, due-on-sale and acceleration provisions. Installment contracts and financial leases also may be subject to similar legal requirements. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS" in this prospectus. Delays in liquidations of defaulted mortgage loans and shortfalls in amounts realized upon liquidation as a result of the application of such laws may create delays and shortfalls in payments to certificateholders.

Environmental Law Considerations.

     Before the trustee, special servicer or the master servicer, as applicable, acquires title to a property on behalf of the trust or assumes operation of the property, it will be required to obtain an environmental assessment of the mortgaged property. This requirement will decrease the likelihood that the trust will become liable under any environmental law. However, this requirement may effectively preclude foreclosure until a satisfactory environmental assessment is obtained (or until any required remedial action is taken). Moreover, this requirement may not necessarily insulate the trust from potential liability under environmental laws.

     Under the laws of certain states, failure to remediate environmental conditions as required by the state may give rise to a lien on a mortgaged property or a restriction on the right of the owner to transfer the mortgaged property to ensure the reimbursement of remediation expenses incurred by the state. Although the costs of remedial action could be substantial, the law in certain of these jurisdictions is presently unclear as to whether and under what circumstances such costs or the requirement to remediate would be imposed on a secured lender such as the trust fund. However, under the laws of some states and under applicable federal law, a lender may be liable for such costs in certain circumstances as the "owner" or "operator" of the Mortgaged Property. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS -- Environmental Risks."

Risk of Early Termination.

     The trust for a series of certificates may be subject to optional termination under certain circumstances by certain persons named in the prospectus supplement for your certificates. In the event of such termination, you might receive some principal payments earlier than otherwise expected, which could adversely affect your anticipated yield to maturity.


                            THE PROSPECTUS SUPPLEMENT

     The prospectus supplement for each series of offered certificates will, among other things, describe to the extent applicable:

     o any structural features, such as multiple levels of trusts or the use of special finance vehicles to hold the mortgage pool, used in structuring the transaction;

     o whether the trust will be treated for federal income tax purposes as one or more grantor trusts, FASITS or REMICs;

     o   the identity of each class within such series;

     o the initial aggregate principal amount, the interest rate (or the method for determining such rate) and the authorized denominations of each class of offered certificates;

     o certain information concerning the mortgage loans relating to such series, including the principal amount, type and characteristics of such mortgage loans on the cut-off date, and, if applicable, the amount of any reserve fund;

     o   the identity of the master servicer;

     o the identity of the special servicer, if any, and the characteristics of any specially serviced mortgage loans;

     o the method of selection and powers of any representative of a class of certificates permitted to direct or approve actions of the special servicer;

     o the circumstances, if any, under which the offered certificates are subject to redemption prior to maturity;

     o the final scheduled distribution date of each class of offered certificates;

     o the method used to calculate the aggregate amount of principal available and required to be applied to the offered certificates on each distribution date;

     o the order of the application of principal and interest payments to each class of offered certificates and the allocation of principal to be so applied;

     o   the extent of subordination of any subordinate certificates;

     o for each class of offered certificates, the principal amount that would be outstanding on specified distribution dates if the mortgage loans relating to such series were prepaid at various assumed rates;

     o   the distribution dates for each class of offered certificates;

     o the representations and warranties to be made by us or another entity relating to the mortgage loans;

     o information with respect to the terms of the subordinate certificates or residual certificates, if any;

     o additional information with respect to any credit enhancement or cash flow agreement and, if the certificateholders will be materially dependent upon any provider of credit enhancement or cash flow agreement counterparty for timely payment of interest and/or principal, information (including financial statements) regarding such provider or counterparty;

     o   additional information with respect to the plan of distribution;

     o whether the offered certificates will be available in definitive form or through the book-entry facilities of The Depository Trust Company (the "Depository") or another depository;

     o if a trust fund contains a concentration of mortgage loans having a single borrower or that are cross-collateralized and/or cross-defaulted with each other, or mortgage loans secured by mortgaged properties leased to a single lessee, including affiliates, representing 20% or more of the aggregate principal balance of the mortgage loans in such trust fund, financial statements for such mortgaged properties as well as specific information with respect to such mortgage loans, mortgaged properties and, to the extent material, leases and additional information concerning any common ownership, common management or common control of, or cross-default, cross-collateralization or similar provisions relating to, such mortgaged properties and the concentration of credit risk thereon;

     o if a trust fund contains a concentration of mortgage loans having a single borrower or that are cross-collateralized and/or cross-defaulted with each other, or mortgage loans secured by mortgaged properties leased to a single lessee, including affiliates thereof, representing 10% or more, but less than 20%, of the aggregate principal balance of the mortgage loans in such trust fund, selected financial information with respect to such mortgaged properties as well as, to the extent material, specific information with respect to any common ownership, common management or common control of, or cross-default, cross-collateralization or similar provisions relating to, such mortgaged properties and the concentration of credit risk thereon;

     o if applicable, additional information concerning any known concerns regarding unique economic or other factors where there is a material concentration of any of the mortgage loans in a specific geographic region;

     o if applicable, additional financial and other information concerning individual mortgaged properties when there is a substantial concentration of one or a few mortgage loans in a jurisdiction or region thereof experiencing economic difficulties which may have a material effect on such mortgaged properties;

     o if a trust fund contains a substantial concentration of one or a few mortgage loans in a single jurisdiction, a description of material differences, if any, between the legal aspects of mortgage loans in such jurisdiction and the summary of general legal aspects of mortgage loans set forth under "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS" in this prospectus; and

     o the rating assigned to each class of offered certificates by the applicable nationally recognized statistical rating organization or organizations.


                                   THE SELLER

     GS Mortgage Securities Corporation II (the "Seller") was incorporated in the State of Delaware on November 16, 1995, for the purpose of engaging in the business, among other things, of acquiring and depositing mortgage assets in trusts in exchange for certificates evidencing interests in such trusts and selling or otherwise distributing such certificates. The principal executive offices of the Seller are located at 85 Broad Street, New York, New York, 10004. Its telephone number is (212) 902-1000. The Seller will not have any material assets other than the trust funds.

     Neither the Seller, nor any of its affiliates will insure or guarantee distributions on the certificates of any series offered by means of this prospectus and any related prospectus supplement. The Agreement (as defined below) for each series will provide that the Holders of the certificates for such series will have no rights or remedies against the Seller or any of its affiliates for any losses or other claims in connection with the certificates or the mortgage loans other than the repurchase of the mortgage loans by the Seller, if specifically set forth in such Agreement.

     The Certificate of Incorporation, as amended, of the Seller provides that a director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that such exemption from liability or limitation thereof is not permitted under the Delaware General Corporation Law as currently in effect or as may be amended. In addition, the Bylaws of the Seller provide that the Seller shall indemnify to the full extent permitted by law any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person or such person's testator or intestate is or was a director, officer or employee of the Seller or serves or served, at the request of the Seller, any other enterprise as a director, officer or employee. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Seller pursuant to the foregoing provisions, or otherwise, the Seller has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.


                                 USE OF PROCEEDS

     The Seller intends to apply all or substantially all of the net proceeds from the sale of each series offered hereby and by the related prospectus supplement to acquire the mortgage loans relating to such series, to establish any reserve funds, for the series, to obtain other credit enhancement, if any, for the series, to pay costs incurred in connection with structuring and issuing the certificates and for general corporate purposes. Certificates may be exchanged by the Seller for mortgage loans.


                        DESCRIPTION OF THE CERTIFICATES[fn]

[fn] Whenever in this Prospectus the terms "certificates," "trust fund" and "mortgage pool" are used, such terms will be deemed to apply, unless the context indicates otherwise, to a specific series of certificates, the trust fund underlying the realted series and the related mortgage pool.

     The certificates of each series will be issued pursuant to a separate Pooling and Servicing Agreement (the "Agreement")[fn] to be entered into among the Seller, the Master Servicer, the Special Servicer, if any, and the Trustee for that series and any other parties described in the related prospectus supplement, substantially in the form filed as an exhibit to the Registration Statement of which this prospectus is a part or in such other form as may be described in the related prospectus supplement. The following summaries describe certain provisions expected to be common to each series and the Agreement with respect to the underlying Trust Fund. However, the prospectus supplement for each series will describe more fully additional characteristics of the certificates offered thereby and any additional provisions of the related Agreement.

[fn] In the case of a Funding Note (as described below), some or all of the provisions described herein as being part of the Agreement may be found in other contractual documents connected with such Funding Note, such as a collateral indenture or a separate servicing agreement, and the term "Agreement" as used in this Prospectus will include such ohter contractual documents. The Prospectus Supplement for a series in which a Funding Note is used will describe such other contractual documents and will indicate in which documents various provisions mentioned in this Prospectus are to be found and any modifications to such provisions.

     At the time of issuance, it is anticipated that the offered certificates of each series will be rated "investment grade," typically one of the four highest generic rating categories, by at least one nationally recognized statistical rating organization at the request of the Seller. Each of such rating organizations specified in the related prospectus supplement as rating the offered certificates of the related series at the request of the Seller is hereinafter referred to as a "Rating Agency." A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning Rating Agency. There can be no assurance as to whether any rating agency not requested to rate the offered certificates will nonetheless issue a rating and, if so, what such rating would be. A rating assigned to the offered certificates by a rating agency that has not been requested by the Seller to do so may be lower than the rating assigned by a rating agency pursuant to the Seller's request.

General

     The certificates of each series will be issued in registered or book-entry form and will represent beneficial ownership interests in a trust created pursuant to the Agreement for such series. The assets in the trust (collectively, the "Trust Fund") for each series will consist of the following, to the extent provided in the Agreement:

         (i) the pool of mortgage loans conveyed to the Trustee pursuant to the Agreement;

         (ii)all payments on or collections in respect of the mortgage loans due on or after the date specified in the related prospectus supplement;

         (iii) all property acquired by foreclosure or deed in lieu of foreclosure with respect to the mortgage loans; and

         (iv)such other assets or rights, such as a Funding Note, as are described in the related prospectus supplement.

     In addition, the Trust Fund for a series may include various forms of credit enhancement, such as, but not limited to, insurance policies on the mortgage loans, letters of credit, certificate guarantee insurance policies, the right to make draws upon one or more reserve funds or other arrangements acceptable to each Rating Agency rating the offered certificates. See "CREDIT ENHANCEMENT" in this prospectus. Such other assets, if any, will be described more fully in the related prospectus supplement.

     The prospectus supplement for any series will describe any specific features of the transaction established in connection with the holding of the underlying mortgage pool. For example, if so indicated in the prospectus supplement, at the time the mortgage loans are to be acquired from a third party and conveyed to the Trust Fund, the third party may establish a bankruptcy-remote special-purpose entity or a trust, to which the mortgage loans will be conveyed and which in turn will issue to the Trustee a debt instrument collateralized by, having recourse only to, and paying through payments (which may be net of servicing fees and any retained yield) from, the mortgage pool (a "Funding Note"), and such debt instrument may be conveyed to the Trust Fund as the medium for holding the mortgage pool.

     If specified in the related prospectus supplement, certificates of a given series may be issued in a single class or two or more classes which may pay interest at different rates, may represent different allocations of the right to receive principal and interest payments, and certain of which may be subordinated to other classes in the event of shortfalls in available cash flow from the underlying mortgage loans or realized losses on the underlying mortgage loans. Alternatively, or in addition, if so specified in the related prospectus supplement, classes may be structured to receive principal payments in sequence. The related prospectus supplement may provide that each class in a group of classes structured to receive sequential payments of principal will be entitled to be paid in full before the next class in the group is entitled to receive any principal payments, or may provide for partially concurrent principal payments among one or more of such classes. If so specified in the related prospectus supplement, a class of offered certificates may also provide for payments of principal only or interest only or for disproportionate payments of principal and interest. Subordinate Certificates of a given series of offered certificates may be offered in the same prospectus supplement as the Senior Certificates of such series or may be offered in a separate prospectus supplement or may be offered in one or more transactions exempt from the registration requirements of the Securities Act. Each class of offered certificates of a series will be issued in the minimum denominations specified in the related prospectus supplement.

     The prospectus supplement for any series including types of classes similar
to  any  of  those   described   above  will  contain  a  description  of  their
characteristics and risk factors, including, as applicable:

         (i) mortgage principal prepayment effects on the weighted average lives of such classes;

         (ii) the risk that interest only, or disproportionately interest weighted, classes purchased at a premium may not return their purchase prices under rapid prepayment scenarios; and

         (iii) the degree to which an investor's yield is sensitive to principal prepayments.

     The offered certificates of each series will be freely transferable and exchangeable at the office specified in the related Agreement and prospectus supplement; provided, however, that certain classes of offered certificates may be subject to transfer restrictions described in the related prospectus supplement.

     If specified in the related prospectus supplement, the offered certificates may be transferable only in book-entry form through the facilities of the Depository or another depository identified in such prospectus supplement.

     If the certificates of a class are transferable only on the books of the Depository, no person acquiring such a certificate that is in book-entry form (each, a "beneficial owner") will be entitled to receive a physical certificate representing such certificate except in the limited circumstances described in the related prospectus supplement. Instead, such certificates will be registered in the name of a nominee of the Depository, and beneficial interests therein will be held by investors through the book-entry facilities of the Depository, as described herein. The Seller has been informed by the Depository that its nominee will be Cede & Co. Accordingly, Cede & Co. is expected to be the holder of record of any such certificates that are in book-entry form.

     If the certificates of a class are transferable only on the books of the Depository, each beneficial owner's ownership of such a certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such certificate will be recorded on the records of the Depository (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of the Depository, if the beneficial owner's Financial Intermediary is not a Depository participant). Beneficial ownership of a book-entry certificate may only be transferred in compliance with the procedures of such Financial Intermediaries and Depository participants. Because the Depository can act only on behalf of participants, who in turn act on behalf of indirect participants and certain banks, the ability of a beneficial owner to pledge book-entry certificates to persons or entities that do not participate in the Depository system, or to otherwise act with respect to such book-entry certificates, may be limited due to the lack of a physical certificate for such book-entry certificates.

     The  Depository,  which  is a  New  York-chartered  limited  purpose  trust company, performs services for its participants, some of whom (and/or their representatives) own the Depository. In accordance with its normal procedure, the Depository is expected to record the positions held by each Depository participant in the book-entry certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of certificates will be subject to the rules, regulations and procedures governing the Depository and Depository participants as are in effect from time to time.

     If the offered certificates are transferable on the books of the Depository, the Depository, or its nominee as record holder of the offered certificates, will be recognized by the Seller and the Trustee as the owner of such certificates for all purposes, including notices and consents. In the event of any solicitation of consents from or voting by Certificateholders pursuant to the Agreement, the Trustee may establish a reasonable record date and give notice of such record date to the Depository. In turn, the Depository will solicit votes from the beneficial owners in accordance with its normal procedures, and the beneficial owners will be required to comply with such procedures in order to exercise their voting rights through the Depository.

     Distributions of principal of and interest on the book-entry certificates will be made on each Distribution Date to the Depository or its nominee. The Depository will be responsible for crediting the amount of such payments to the accounts of the applicable Depository participants in accordance with the Depository's normal procedures. Each Depository participant will be responsible for disbursing such payments to the beneficial owners for which it is holding book-entry certificates and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the beneficial owners of the book-entry certificates that it represents.

     The information herein concerning the Depository and its book-entry system has been obtained from sources believed to be reliable, but the Seller takes no responsibility for the accuracy or completeness thereof.

     In the event a depository other than the Depository is identified in a prospectus supplement, information similar to that set forth above will be provided with respect to such depository and its book-entry facilities in such prospectus supplement.

Distributions on Certificates

     Distributions of principal and interest on the certificates of each series will be made to the registered holders thereof ("Certificateholders" or "Holders") by the Trustee (or such other paying agent as may be identified in the related prospectus supplement) on the day (the "Distribution Date") specified in the related prospectus supplement, beginning in the period specified in the related prospectus supplement following the establishment of the related Trust Fund. Distributions for each series will be made by check mailed to the address of the person entitled thereto as it appears on the certificate register for such series maintained by the Trustee, by wire transfer or by such other method as is specified in the related prospectus supplement. The final distribution in retirement of the certificates of each series will be made upon presentation and surrender of the certificates at the office or agency specified in the notice to the Certificateholders of such final distribution, or in such other manner specified in the related prospectus supplement. In addition, the prospectus supplement relating to each series will set forth the applicable due period, prepayment period, record date, Cut-Off Date and determination date in respect of each series of certificates.

     With respect to each series of certificates on each Distribution Date, the Trustee (or such other paying agent as may be identified in the related prospectus supplement) will distribute to the Certificateholders the amounts of principal and/or interest, calculated as described in the related prospectus supplement, that are due to be paid on such Distribution Date. In general, such amounts will include previously undistributed payments of principal (including principal prepayments, if any) and interest on the mortgage loans (or amounts in respect thereof) received by the Trustee after a date specified in the related prospectus supplement (the "Cut-Off Date") and prior to the day preceding each Distribution Date specified in the related prospectus supplement.

     The related prospectus supplement for any series of certificates will specify, for any Distribution Date on which the principal balance of the mortgage loans is reduced due to losses, the priority and manner in which such losses will be allocated. As more fully described in the related prospectus supplement, losses on mortgage loans generally will be allocated after all proceeds of defaulted mortgage loans have been received by reducing the outstanding principal amount of the most subordinate outstanding class of certificates. If specified in the related prospectus supplement, losses may be estimated on the basis of a qualified appraisal of the Mortgaged Property and allocated prior to the final liquidation of the Mortgaged Property. The related prospectus supplement for any series of certificates also will specify the manner in which principal prepayments, negative amortization and interest shortfalls will be allocated among the classes of certificates.

Accounts

     It is expected that the Agreement for each series of certificates will provide that the Trustee establish an account (the "Distribution Account") into which the Master Servicer will deposit amounts held in the Collection Account and from which account distributions will be made with respect to a given Distribution Date. On each Distribution Date, the Trustee will apply amounts on deposit in the Distribution Account generally to make distributions of interest and principal to the Certificateholders in the manner described in the related prospectus supplement.

     It is also expected that the Agreement for each series of certificates will provide that the Master Servicer establish and maintain a special trust account (the "Collection Account") in the name of the Trustee for the benefit of
Certificateholders. As more fully described in the related prospectus supplement, the Master Servicer will deposit into the Collection Account (other than in respect of principal of, or interest on, the mortgage loans due on or before the Cut-Off Date):

         (1)  all  payments  on  account  of  principal,   including   principal
     prepayments, on the mortgage loans;

         (2) all payments on account of interest on the mortgage loans and all Prepayment Premiums;

         (3) all proceeds from any insurance policy relating to a mortgage loan ("Insurance Proceeds") other than proceeds applied to restoration of the related Mortgaged Property or otherwise applied in accordance with the terms of the related mortgage loans;

         (4) all proceeds from the liquidation of a mortgage loan ("Liquidation Proceeds"), including the sale of any Mortgaged Property acquired on behalf of the Trust Fund through foreclosure or deed in lieu of foreclosure ("REO Property");

         (5) all proceeds received in connection with the taking of a Mortgaged Property by eminent domain;

         (6) any amounts required to be deposited in connection with the application of co-insurance clauses, flood damage to REO Properties and blanket policy deductibles;

         (7) any amounts required to be deposited from income with respect to any REO Property and deposited in the REO Account (to the extent the funds in the REO Account exceed the expenses of operating and maintaining REO Properties and reserves established therefor); and

         (8) any amounts received from borrowers which represent recoveries of Property Protection Expenses to the extent not retained by the Master Servicer to reimburse it for such expenses.

     The Special Servicer, if any, will be required to remit immediately to the Master Servicer or the Trustee any amounts of the types described above that it receives in respect of the Specially Serviced Mortgage Loans. "Prepayment
Premium" means any premium or yield maintenance charge paid or payable by the related borrower in connection with any principal prepayment on any mortgage loan. "Property Protection Expenses" comprise certain costs and expenses incurred in connection with defaulted mortgage loans, acquiring title or management of REO Property or the sale of defaulted mortgage loans or REO Properties, as more fully described in the related Agreement.

     As set forth in the Agreement for each series, the Master Servicer will be entitled to make from time to time certain withdrawals from the Collection Account to, among other things:

         (i) remit certain amounts for the related Distribution Date into the Distribution Account;

         (ii) to the extent specified in the related prospectus supplement, reimburse Property Protection Expenses and pay taxes, assessments and insurance premiums and certain third-party expenses in accordance with the Agreement;

         (iii) pay accrued and unpaid servicing fees to the Master Servicer out of all mortgage loan collections; and

         (iv) reimburse the Master Servicer, the Special Servicer, if any, the Trustee and the Seller for certain expenses and provide indemnification to the Seller, the Master Servicer, the Trustee and, if applicable, the Special Servicer, as described in the Agreement.

     The amounts at any time credited to the Collection Account may be invested in Permitted Investments that are payable on demand or in general mature or are subject to withdrawal or redemption on or before the business day preceding the next succeeding Master Servicer Remittance Date. The Master Servicer will be required to remit amounts required for distribution to Certificateholders to the Distribution Account on the business day preceding the related Distribution Date that is specified in the related prospectus supplement (the "Master Servicer Remittance Date"). The income from the investment of funds in the Collection Account in Permitted Investments either will constitute additional servicing compensation for the Master Servicer, and the risk of loss of funds in the Collection Account resulting from such investments will be borne by the Master Servicer, or will be remitted to the Certificateholders or other persons specified in the related prospectus supplement. The amount of any such loss will be required to be deposited by the Master Servicer in the Collection Account immediately as realized.

     It is expected that the Agreement for each series of certificates will provide that a special trust account (the "REO Account") will be established and maintained in order to be used in connection with each REO Property and, if specified in the related prospectus supplement, certain other Mortgaged Properties. To the extent set forth in the Agreement, certain withdrawals from the REO Account will be made to, among other things:

         (i) make remittances to the Collection Account as required by the Agreement;

         (ii) pay taxes, assessments, insurance premiums, other amounts necessary for the proper operation, management and maintenance of the REO Properties and such other Mortgaged Properties and certain third-party expenses in accordance with the Agreement (including expenses relating to any appraisal, property inspection and environmental assessment reports required by the Agreement); and

         (iii) provide for the reimbursement of certain expenses in respect of the REO Properties and such Mortgaged Properties.

     The amount at any time credited to each REO Account will be fully insured to the maximum coverage possible or will be invested in Permitted Investments that mature, or are subject to withdrawal or redemption, on or before the business day on which such amounts are required to be remitted to the Master Servicer for deposit in the Collection Account. The income from the investment of funds in the REO Account in Permitted Investments shall be deposited in the REO Account for remittance to the Collection Account, and the risk of loss of funds in the REO Account resulting from such investments will be borne by the Trust Fund or by the person described in the prospectus supplement.

     "Permitted   Investments"   will  consist  of  certain  high  quality  debt
obligations consistent with the ratings criteria of, or otherwise satisfactory to, the Rating Agencies.

     As described in the related prospectus supplement for a series of certificates where the underlying mortgage loans are held through a Funding Note, some of the accounts described above may be held by the issuer or collateral trustee of such Funding Note.

Amendment

     The Agreement for each series will provide that it may be amended by the parties thereto without the consent of any of the Certificateholders:

         (i) to cure any ambiguity;

         (ii) to correct or supplement any provision therein that may be inconsistent with any other provision therein;

         (iii) to make other provisions with respect to matters or questions arising under the Agreement which are not materially inconsistent with the provisions of the Agreement; or

         (iv) for such other reasons specified in the related prospectus supplement.

     To the extent specified in the Agreement, each Agreement also will provide that it may be amended by the parties thereto with the consent of the Holders of certificates representing an aggregate outstanding principal amount of not less than 66 2/3% (or such other percentage as may be specified in the related prospectus supplement) of each class of certificates affected by the proposed amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or modifying in any manner the rights of Certificateholders; provided, however, that no such amendment may, among other things:

     o reduce in any manner the amount of, or delay the timing of, payments received on mortgage loans which are required to be distributed on any certificate without the consent of each affected Certificateholder;

     o reduce the aforesaid percentage of certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all certificates then outstanding;

     o   alter the servicing standard set forth in the related Agreement.

     Further, the Agreement for each series may provide that the parties thereto, at any time and from time to time, without the consent of the Certificateholders, may amend the Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Fund as a "real estate mortgage investment conduit" (a "REMIC"), a "financial asset securitization investment trust" (a "FASIT") or grantor trust, as the case may be, or to prevent the imposition of any additional state or local taxes, at all times that any of the certificates are outstanding; provided, however, that such action, as evidenced by an opinion of counsel acceptable to the Trustee, is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

     The Agreement relating to each series may provide that no amendment to such Agreement will be made unless there has been delivered in accordance with such Agreement an opinion of counsel to the effect that such amendment will not cause such series to fail to qualify as a REMIC, FASIT or grantor trust at any time that any of the certificates are outstanding or cause a tax to be imposed on the Trust Fund under the provisions of the Code.

     The prospectus supplement for a series may describe other or different provisions concerning the amendment of the related Agreement.

Termination

     As may be more fully described in the related prospectus supplement, the obligations of the parties to the Agreement for each series will terminate upon:

         (i) the purchase of all of the assets of the related Trust Fund, as described in the related prospectus supplement;

         (ii) the later of (a) the distribution to Certificateholders of that series of final payment with respect to the last outstanding mortgage loan or (b) the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure with respect to the last outstanding mortgage loan and the remittance to the Certificateholders of all funds due under the Agreement;

         (iii) the sale of the assets of the related Trust Fund after the principal amounts of all certificates have been reduced to zero under certain circumstances set forth in the Agreement; or

         (iv) mutual consent of the parties and all Certificateholders.

     With respect to each series, the Trustee will give or cause to be given written notice of termination of the Agreement in the manner described in the related Agreement to each Certificateholder and the final distribution will be made only upon surrender and cancellation of the related certificates in the manner described in the Agreement.

Reports to Certificateholders

     Concurrently with each distribution for each series, the Trustee (or such other paying agent as may be identified in the related prospectus supplement) will make available to each Certificateholder several monthly reports setting forth such information as is specified in the Agreement and described in the related prospectus supplement, which may include the following information, if applicable:

          (i) information as to principal and interest distributions, principal amounts, Advances and scheduled principal balances of the mortgage loans;

         (ii) updated information regarding the mortgage loans and a loan-by-loan listing showing certain information which may include loan name, property type, location, unpaid principal balance, interest rate, paid through date and maturity date, which loan-by-loan listing may be made available electronically;

         (iii) financial information relating to the underlying Mortgaged Properties;

         (iv) information with respect to delinquent mortgage loans;

         (v) information on mortgage loans which have been modified; and

         (vi) information with respect to REO Properties.

     The Master Servicer or the Trustee will be required to mail to Holders of offered certificates of each series periodic unaudited reports concerning the related Trust Fund. Unless and until definitive certificates are issued, such reports may be sent on behalf of the related Trust Fund to Cede & Co., as nominee of the Depository and other registered Holders of the offered certificates, pursuant to the applicable Agreement. If so specified in the related prospectus supplement, such reports may be sent to beneficial owners identified to the Master Servicer or the Trustee. Such reports may also be available to holders of interests in the certificates upon request to their respective Depository participants. See "DESCRIPTION OF THE CERTIFICATES -- Reports to Certificateholders" in this prospectus. We will file or cause to be filed with the Securities and Exchange Commission (the "Commission") such periodic reports with respect to each Trust Fund as are required under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder. Reports that we have filed with the Commission pursuant to the Exchange Act will be filed by means of the Electronic Data Gathering, Analysis and Retrieval ("EDGAR") system and, therefore, should be available at the Commission's site on the World Wide Web.

The Trustee

     The Seller will select a bank or trust company to act as trustee (the "Trustee") under the Agreement for each series and the Trustee will be identified in the related prospectus supplement. The commercial bank or trust company serving as Trustee may have normal banking relationships with the Seller, the Master Servicer, the Special Servicer, if any, and their respective affiliates.


                               THE MORTGAGE POOLS

General

     Each mortgage pool will consist of one or more mortgage loans secured by first, second or more junior mortgages, deeds of trust or similar security instruments ("Mortgages") on, or installment contracts ("Installment Contracts") for the sale of or financial leases and other similar arrangements equivalent to such mortgage loans on, fee simple or leasehold interests in commercial real property, multifamily residential property, mixed residential/commercial property, and related property and interests (each such interest or property, as the case may be, a "Mortgaged Property"). Each such mortgage loan, lease or Installment Contract is herein referred to as a mortgage loan.

     Mortgage loans will be of one or more of the following types:

     1.  mortgage loans with fixed interest rates;

     2.  mortgage loans with adjustable interest rates;

     3. mortgage loans with principal balances that fully amortize over their remaining terms to maturity;

     4. mortgage loans whose principal balances do not fully amortize but instead provide for a substantial principal payment at the stated maturity of the loan;

     5. mortgage loans that provide for recourse against only the Mortgaged Properties;

     6. mortgage loans that provide for recourse against the other assets of the related borrowers; and

     7. any other types of mortgage loans described in the related prospectus supplement.

     Certain mortgage loans ("Simple Interest Loans") may provide that scheduled interest and principal payments thereon are applied first to interest accrued from the last date to which interest has been paid to the date such payment is received and the balance thereof is applied to principal, and other mortgage loans may provide for payment of interest in advance rather than in arrears.

     Mortgage loans may also be secured by one or more assignments of leases and rents, management agreements, security agreements, or rents, fixtures and personalty or operating agreements relating to the Mortgaged Property and in some cases by certain letters of credit, personal guarantees or both. Pursuant to an assignment of leases and rents, the obligor on the related promissory note assigns its right, title and interest as landlord under each lease and the income derived therefrom to the related lender, while retaining a right, or in some cases a license, to collect the rents for so long as there is no default. If the borrower defaults, the license terminates and the related lender is entitled to collect the rents from tenants to be applied to the monetary obligations of the borrower. State law may limit or restrict the enforcement of the assignment of leases and rents by a lender until the lender takes possession of the related Mortgaged Property and a receiver is appointed. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS -- Leases and Rents" in this prospectus.

     Certain mortgage loans may provide for "equity participations" which, as specified in the related prospectus supplement, may or may not be assigned to the Trust Fund. If so specified in the related prospectus supplement, the mortgage loans may provide for holdbacks of certain of the proceeds of such loans. In such event, the amount of such holdback may be deposited by the Seller into an escrow account held by the Trustee as provided in the related prospectus supplement.

     The mortgage loans generally will not be insured or guaranteed by the United States, any governmental agency or any private mortgage insurer. Any such insurance or guarantee, if any, will be specifically described in the related prospectus supplement.

     The prospectus supplement relating to each series will generally provide specific information regarding the characteristics of the mortgage loans, as of the Cut-Off Date, including, among other things:

     (i) the aggregate principal balance of the mortgage loans and the largest, smallest and average principal balance of the mortgage loans;

     (ii) the types of properties securing the mortgage loans and the aggregate principal balance of the mortgage loans secured by each type of property;

     (iii) the interest rate or range of interest rates of the mortgage loans and the weighted average Mortgage Interest Rate of the mortgage loans;

     (iv) the original and remaining terms to stated maturity of the mortgage loans and the seasoning of the mortgage loans;

     (v) the earliest and latest origination date and maturity date and the weighted average original and remaining terms to stated maturity of the mortgage loans;

     (vi) the  loan-to-valuation   ratios  at   origination   and  current  loan
balance-to-original valuation ratios of the mortgage loans;

     (vii) the geographic distribution of the Mortgaged Properties underlying the mortgage loans;

     (viii) the minimum interest rates, margins, adjustment caps, adjustment frequencies, indices and other similar information applicable to adjustable rate mortgage loans;

     (ix) the debt service coverage ratios relating to the mortgage loans;

     (x) information with respect to the prepayment provisions, if any, of the mortgage loans;

     (xi) information as to the payment  characteristics  of the mortgage loans,
including,   without   limitation,   balloon  payment  and  other   amortization
provisions; and

     (xii) payment delinquencies, if any, relating to the mortgage loans. If specified in the related prospectus supplement, the Seller may segregate the mortgage loans in a mortgage pool into separate mortgage loan groups (as described in the related prospectus supplement) as part of the structure of the payments of principal and interest on the certificates of a series. In such case, the Seller may disclose the above-specified information by mortgage loan group.

     In the  event  that the  mortgage  loans  consist  of  financial  leases or
Installment   Contracts,   the  related   prospectus   supplement  will  provide
appropriate specific information analogous to that described above.

     In the event detailed information regarding the mortgage loans is not provided in the prospectus supplement or the composition of the mortgage loans changes in any material respect from that described in the related prospectus supplement, the Seller will file a current report on Form 8-K (the "Form 8-K") with the Securities and Exchange Commission within 15 days after the initial issuance of each series of certificates (each, a "Closing Date"), as specified in the related prospectus supplement, which will set forth information with respect to the mortgage loans included in the Trust Fund for a series as of the related Closing Date. The Form 8-K will be available to the Certificateholders of the related series promptly after its filing.

Underwriting and Interim Servicing Standards Applicable to the Mortgage Loans

     The mortgage loans underlying the certificates of a series will be newly-originated or seasoned mortgage loans and will be purchased or otherwise acquired from third parties, which third parties may or may not be originators of such mortgage loans and may or may not be affiliates of the Seller. The origination standards and procedures applicable to such mortgage loans may differ from series to series or among the mortgage loans in a given mortgage pool, depending on the identity of the originator or originators. In the case of seasoned mortgage loans, the procedures by which such mortgage loans have been serviced from their origination to the time of their inclusion in the related mortgage pool may also differ from series to series or among the mortgage loans in a given mortgage pool.

     The related prospectus supplement for each series will provide information as to the origination standards and procedures applicable to the mortgage loans in the related mortgage pool and, to the extent applicable and material, will provide information as to the servicing of such mortgage loans prior to their inclusion in the mortgage pool.

Assignment of Mortgage Loans

     At the time of issuance of the certificates of each series, the Seller will cause the mortgage loans (or, in the case of a structure using a Funding Note, the Funding Note) to be assigned to the Trustee, together with, as more fully specified in the related prospectus supplement, all payments due on or with respect to such mortgage loans (or Funding Note), other than principal and interest due on or before the Cut-Off Date and principal prepayments received on or before the Cut-Off Date. The Trustee, concurrently with such assignment, will execute and deliver certificates evidencing the beneficial ownership interests in the related Trust Fund to the Seller in exchange for the mortgage loans. Each mortgage loan will be identified in a schedule appearing as an exhibit to the Agreement for the related series (the "Mortgage Loan Schedule"). The Mortgage Loan Schedule will include, among other things, as to each mortgage loan, information as to its outstanding principal balance as of the close of business on the Cut-Off Date, as well as information respecting the interest rate, the scheduled monthly (or other periodic) payment of principal and interest as of the Cut-Off Date and the maturity date of each mortgage loan.

     In addition, the Seller will, as to each mortgage loan, deliver to the Trustee, to the extent required by the Agreement:

         (i) the mortgage note, endorsed to the order of the Trustee without recourse;

         (ii) the Mortgage and an executed assignment thereof in favor of the Trustee or otherwise as required by the Agreement;

         (iii) any assumption, modification or substitution agreements relating to the mortgage loan;

         (iv) a lender's title insurance policy (or owner's policy in the case of a financial lease or an Installment Contract), together with its endorsements, or, in the case of mortgage loans that are not covered by title insurance, an attorney's opinion of title issued as of the date of origination of the mortgage loan;

         (v) if the assignment of leases, rents and profits is separate from the Mortgage, an executed re-assignment of assignment of leases, rents and profits to the Trustee;

         (vi) a copy of any recorded UCC-1 financing statements and related continuation statements, together with (in the case of such UCC-1 financing statements which are in effect as of the Closing Date) an original executed UCC-2 or UCC-3 statement, in a form suitable for filing, disclosing the assignment to the Trustee of a security interest in any personal property constituting security for the repayment of the Mortgage; and

         (vii) such other documents as may be described in the Agreement (such documents, collectively, the "Mortgage Loan File").

     Unless otherwise expressly permitted by the Agreement, all documents included in the Mortgage Loan File are to be original executed documents; provided, however, that in instances where the original recorded mortgage, mortgage assignment or any document necessary to assign the Seller's interest in financial leases or Installment Contracts to the Trustee, as described in the Agreement, has been retained by the applicable jurisdiction or has not yet been returned from recordation, the Seller may deliver a photocopy thereof certified to be the true and complete copy of the original thereof submitted for recording, and the Master Servicer will cause the original of each such document which is unavailable because it is being or has been submitted for recordation and has not yet been returned, to be delivered to the Trustee as soon as available.

     The Trustee will hold the Mortgage Loan File for each mortgage loan in trust for the benefit of all Certificateholders. Pursuant to the Agreement, the Trustee is obligated to review the Mortgage Loan File for each mortgage loan within a specified number of days after the execution and delivery of the Agreement. If any document in the Mortgage Loan File is found to be defective in any material respect, the Trustee will promptly notify the Seller, the originator of the related mortgage loan or such other party as is designated in the related Agreement (the "Responsible Party") and the Master Servicer. To the extent described in the related prospectus supplement, if the Responsible Party cannot cure such defect within the time period specified in the related prospectus supplement, the Responsible Party will be obligated to either substitute the affected mortgage loan with a Substitute Mortgage Loan or Loans, or to repurchase the related mortgage loan from the Trustee within the time period specified in such prospectus supplement at a price specified therein, expected to be generally equal to the principal balance thereof as of the date of purchase or, in the case of a series as to which an election has been made to treat the related Trust Fund as a REMIC, at such other price as may be necessary to avoid a tax on a prohibited transaction, as described in Section 860F(a) of the Code, in each case together with accrued interest at the applicable Mortgage Interest Rate to the first day of the month following such repurchase, plus the amount of any unreimbursed advances made by the Master Servicer (or such other party as specified in the related Agreement) in respect of such mortgage loan (the "Repurchase Price"). This substitution or purchase obligation will constitute the sole remedy available to the Holders of certificates or the Trustee for a material defect in a constituent document.

     The related prospectus supplement will describe procedures for the review and holding of mortgage loans in the case of a structure using a Funding Note.

Representations and Warranties

     To the extent specified in the related prospectus supplement, the Responsible Party with respect to each mortgage loan will have made certain representations and warranties in respect of such mortgage loan and such representations and warranties will have been assigned to the Trustee and/or the Seller will have made certain representations and warranties in respect of the mortgage loans directly to the Trustee. Such representations and warranties will be set forth in an annex to the related prospectus supplement. Upon the discovery of the breach of any such representation or warranty in respect of a mortgage loan that materially and adversely affects the interests of the Certificateholders of the related series, the Responsible Party or the Seller, as the case may be, will be obligated either to cure such breach in all material respects within the time period specified in such prospectus supplement, to replace the affected mortgage loan with a Substitute Mortgage Loan or Loans or to repurchase such mortgage loan at a price specified therein, expected to be generally equal to the Repurchase Price. The Master Servicer, the Special Servicer or the Trustee will be required to enforce such obligation of the Responsible Party or the Seller for the benefit of the Trustee and the Certificateholders, following the practices it would employ in its good faith business judgment were it the owner of such mortgage loan. Subject to the ability of the Responsible Party or the Seller to cure such breach in all material respects or deliver Substitute Mortgage Loans for certain mortgage loans as described below, such repurchase obligation will constitute the sole remedy available to the Certificateholders of such series for a breach of a representation or warranty by the Responsible Party or the Seller.

     The proceeds of any repurchase of a mortgage loan will be deposited, subject to certain limitations set forth in the related Agreement, into the Collection Account.

     If permitted by the related Agreement for a series, within the period of time specified in the related prospectus supplement, following the date of issuance of a series of certificates, the Responsible Party or the Seller, as the case may be, may deliver to the Trustee mortgage loans ("Substitute Mortgage Loans") in substitution for any one or more of the mortgage loans ("Defective Mortgage Loans") initially included in the Trust Fund (or in the mortgage pool underlying a Funding Note) but which do not conform in one or more respects to the description thereof contained in the related prospectus supplement, as to which a breach of a representation or warranty is discovered, which breach materially and adversely affects the interests of the Certificateholders, or as to which a document in the related Mortgage Loan File is defective in any material respect. The required characteristics of any Substitute Mortgage Loan will generally include, among other things, that such Substitute Mortgage Loan on the date of substitution, will:

         (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution, not in excess of the outstanding principal balance of the Defective Mortgage Loan (the amount of any shortfall to be distributed to Certificateholders in the month of substitution);

         (ii) have a Mortgage Interest Rate not less than (and not more than 1% greater than) the Mortgage Interest Rate of the Defective Mortgage Loan;

         (iii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan; and

         (iv) comply with all of the representations and warranties set forth in the Agreement as of the date of substitution.

     If so specified in the related prospectus supplement, other entities may also make representations and warranties with respect to the mortgage loans included in a mortgage pool. Such other entity will generally have the same obligations with respect to such representations and warranties as the Responsible Party or the Seller as more fully described in the prospectus supplement.


                         SERVICING OF THE MORTGAGE LOANS

General

     The prospectus supplement related to a series will identify the master servicer (the "Master Servicer") to service and administer the mortgage loans as described below, and will set forth certain information concerning the Master Servicer. The Master Servicer will be responsible for servicing the mortgage loans pursuant to the Agreement for the related series. The Master Servicer may have other business relationships with the Seller and its affiliates.

     If so specified in the related prospectus supplement, the servicing of certain mortgage loans that are in default or otherwise require special servicing (the "Specially Serviced Mortgage Loans") will be performed by a special servicer (the "Special Servicer"). Certain information concerning the Special Servicer and the standards for determining which mortgage loans will become Specially Serviced Mortgage Loans will be set forth in such prospectus supplement. Subject to the terms of the related Agreement, the Special Servicer (and not the Master Servicer) will then be responsible for:

     (a) negotiating modifications, waivers, amendments and other forbearance arrangements with the borrower of any Specially Serviced Mortgage Loan, subject to the limitations described under "--Modifications, Waivers and Amendments" below;

     (b) foreclosing on such Specially Serviced Mortgage Loan if no suitable arrangements can be made to cure the default in the manner specified in the related prospectus supplement; and

     (c) supervising the management and operation of the related Mortgaged Property if acquired through foreclosure or a deed in lieu of foreclosure.

     The Special Servicer may have other business relationships with the Seller and its affiliates.

     If specified in the prospectus supplement for a series of certificates, certain of the duties specified in this prospectus supplement as Master Servicer duties may be performed by the Special Servicer.

     The Master Servicer and the Special Servicer, if any, may subcontract the servicing of all or a portion of the mortgage loans to one or more sub-servicers, in accordance with the terms of the related Agreement. Such sub-servicers may have other business relationships with the Seller and its affiliates.

Servicing Standards

     The Master Servicer and, except when acting at the direction of any Operating Advisor, the Special Servicer, if any, will be required to service and administer the mortgage loans in accordance with the servicing standards described in the related Agreement. The servicing standards are generally expected to provide that the mortgage loans are serviced and administered solely in the best interests of and for the benefit of the Certificateholders (as determined by the Master Servicer or the Special Servicer, if any, as the case may be, in its reasonable judgment without taking into account differing payment priorities among the classes of the related series of certificates and any conflicts of interest involving it), in accordance with the terms of the Agreement and the mortgage loans and, to the extent consistent with such terms, in the same manner in which, and with the same care, skill, prudence and diligence with which, it services and administers similar mortgage loans in other portfolios, giving due consideration to the customary and usual standards of practice of prudent institutional commercial mortgage lenders and loan servicers. If so specified in the related prospectus supplement, the Master Servicer and Special Servicer, if any, may also be required to service and administer the mortgage loans in the best interest of an insurer or guarantor or in accordance with the provisions of a related Funding Note.

Operating Advisor

     If so specified in the related prospectus supplement, an advisor (the "Operating Advisor") may be selected to advise, direct and approve recommendations of the Special Servicer with respect to certain decisions relating to the servicing of the Specially Serviced Mortgage Loans. The related prospectus supplement will provide specific information with respect to the following matters: (i) the duration of the term of the Operating Advisor; (ii) the method of selection of the Operating Advisor; (iii) certain decisions as to which the Operating Advisor will have the power to direct and approve actions of the Special Servicer (for example, foreclosure of a Mortgaged Property securing a Specially Serviced Mortgage Loan, modification of a Specially Serviced Mortgage Loan, extension of the maturity of a Specially Serviced Mortgage Loan beyond a specified term and methods of compliance with environmental laws) and
(iv) the information, recommendations and reports to be provided to the Operating Advisor by the Special Servicer.

Collections and Other Servicing Procedures

     The Master Servicer and, with respect to any Specially Serviced Mortgage Loans, the Special Servicer, if any, will make efforts to collect all payments called for under the mortgage loans and will, consistent with the related Agreement, follow such collection procedures as it deems necessary or desirable. Consistent with the above, the Master Servicer or Special Servicer, if any, may have the discretion under the Agreement for the related series to waive any late payment or assumption charge or penalty interest in connection with any late payment or assumption of a mortgage loan and to extend the due dates for payments due on a mortgage note.

     It is expected that the Agreement for each series will provide that the Master Servicer establish and maintain an escrow account in which the Master Servicer will be required to deposit amounts received from each borrower, if required by the terms of the mortgage loan, for the payment of taxes, assessments, certain mortgage and hazard insurance premiums and other comparable items. The Special Servicer, if any, will be required to remit amounts received for such purposes on mortgage loans serviced by it for deposit in the escrow account and will be entitled to direct the Master Servicer to make withdrawals from the escrow account as may be required for the servicing of such mortgage loans. Withdrawals from the escrow account may be made to effect timely payment of taxes, assessments, mortgage and hazard insurance premiums and comparable items, to refund to borrowers amounts determined to be overages, to remove amounts deposited therein in error, to pay interest to borrowers on balances in the escrow account, if required, to repair or otherwise protect the Mortgaged Properties and to clear and terminate such account. The Master Servicer, or such other person as may be specified in the related prospectus supplement, will be entitled to all income on the funds in the escrow account invested in Permitted Investments not required to be paid to borrowers under applicable law. The Master Servicer will be responsible for the administration of the escrow account. If amounts on deposit in the escrow account are insufficient to pay any tax, insurance premium or other similar item when due, such item will be payable from amounts on deposit in the Collection Account or otherwise in the manner set forth in the prospectus supplement and the Agreement for the related series.

Insurance

     The Agreement for each series will require that the Master Servicer maintain or require each borrower to maintain insurance in accordance with the related Mortgage, which generally will include a standard fire and hazard insurance policy with extended coverage. To the extent required by the related Mortgage, the coverage of each such standard hazard insurance policy will be in an amount that is not less than the lesser of 90% of the replacement cost of the improvements securing such mortgage loan or the outstanding principal balance owing on such mortgage loan. The related Agreement may require that if a Mortgaged Property is located in a federally designated special flood hazard area, the Master Servicer must maintain or require the related borrower to maintain, in accordance with the related Mortgage, flood insurance in an amount equal to the lesser of the unpaid principal balance of the related mortgage loan and the maximum amount obtainable with respect to the Mortgaged Property. To the extent set forth in the related prospectus supplement, the cost of any such insurance maintained by the Master Servicer will be an expense of the Trust Fund payable out of the Collection Account.

     The Master Servicer or, if so specified in the related prospectus supplement, the Special Servicer, if any, will cause to be maintained fire and hazard insurance with extended coverage on each REO Property in an amount expected to generally be equal to the greater of (i) an amount necessary to avoid the application of any coinsurance clause contained in the related insurance policy and (ii) 90% of the replacement cost of the improvements which are a part of such property. The cost of any such insurance with respect to an REO Property will be an expense of the Trust Fund payable out of amounts on deposit in the related REO Account or, if such amounts are insufficient, from the Collection Account. The related Agreement may also require the Master Servicer or, if so specified in the related prospectus supplement, the Special Servicer, if any, to maintain flood insurance providing substantially the same coverage as described above on any REO Property which is located in a federally designated special flood hazard area.

     The related Agreement may provide that the Master Servicer or the Special Servicer, if any, as the case may be, may satisfy its obligation to cause hazard policies to be maintained by maintaining a master, or single interest, insurance policy insuring against losses on the mortgage loans or REO Properties, as the case may be. The incremental cost of such insurance allocable to any particular mortgage loan, if not borne by the related borrower, may be an expense of the Trust Fund. Alternatively, if permitted in the related Agreement, the Master Servicer may satisfy its obligation by maintaining, at its expense, a blanket policy (i.e., not a single interest or master policy) insuring against losses on the mortgage loans or REO Properties, as the case may be. If such a blanket policy contains a deductible clause, the Master Servicer or the Special Servicer, if any, as the case may be, will be obligated to deposit in the Collection Account all sums which would have been deposited therein but for such clause.

     In general, the standard form of fire and hazard extended coverage policy will cover physical damage to, or destruction of, the improvements on the Mortgaged Property caused by fire, lightning, explosion, smoke, windstorm, hail, riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Since the standard hazard insurance policies relating to the mortgage loans generally will be underwritten by different insurers and will cover Mortgaged Properties located in various jurisdictions, such policies will not contain identical terms and conditions. The most significant terms thereof, however, generally will be determined by state law and conditions. Most such policies typically will not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), nuclear reaction, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive. Any losses incurred with respect to mortgage loans due to uninsured risks (including earthquakes, mudflows and floods) or insufficient hazard insurance proceeds could affect distributions to the Certificateholders.

     The standard hazard insurance policies typically will contain a "coinsurance" clause which, in effect, will require the insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the dwellings, structures and other improvements on the Mortgaged Property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clause will typically provide that the insurer's liability in the event of partial loss will not exceed the greater of (i) the actual cash value (the replacement cost less physical depreciation) of the structures and other improvements damaged or destroyed and (ii) such proportion of the loss, without deduction for depreciation, as the amount of insurance carried bears to the specified percentage of the full replacement cost of such dwellings, structures and other improvements.

     In addition, to the extent required by the related Mortgage, the Master Servicer or Special Servicer, if any, may require the borrower to maintain other forms of insurance including, but not limited to, loss of rent endorsements, business interruption insurance and comprehensive public liability insurance, and the related Agreement may require the Master Servicer or Special Servicer, if any, to maintain public liability insurance with respect to any REO Properties. Any cost incurred by the Master Servicer or Special Servicer, if any, in maintaining any such insurance policy will be added to the amount owing under the mortgage loan where the terms of the mortgage loan so permit; provided, however, that the addition of such cost will not be taken into account for purposes of calculating the distribution to be made to Certificateholders. Such costs may be recovered by the Master Servicer and the Special Servicer, if any, from the Collection Account, with interest thereon, as provided by the Agreement.

     Other forms of insurance, such as a pool insurance policy, special hazard insurance policy, bankruptcy bond, repurchase bond or guarantee insurance, may be maintained with respect to the mortgage loans to the extent provided in the related prospectus supplement.

Fidelity Bonds and Errors and Omissions Insurance

     The Agreement for each series may require that the Master Servicer and the Special Servicer, if any, obtain and maintain in effect a fidelity bond or similar form of insurance coverage (which may provide blanket coverage) or a combination thereof insuring against loss occasioned by fraud, theft or other intentional misconduct of the officers, employees and agents of the Master Servicer or the Special Servicer, as the case may be. The related Agreement may allow the Master Servicer and the Special Servicer, if any, to self-insure against loss occasioned by the errors and omissions of the officers, employees and agents of the Master Servicer or Special Servicer, as the case may be, so long as certain criteria set forth in the Agreement are met.

Servicing Compensation and Payment of Expenses

     The Master Servicer's principal compensation for its activities under the Agreement for each series will come from the payment to it or retention by it, with respect to each payment of interest on a mortgage loan, of a "Servicing Fee" (as defined in the related prospectus supplement). The exact amount or method of calculating such Servicing Fee will be established in the prospectus supplement and Agreement for the related series. Since the aggregate unpaid principal balance of the mortgage loans will generally decline over time, the Master Servicer's servicing compensation will ordinarily decrease as the mortgage loans amortize.

     In addition, the Agreement for a series may provide that the Master Servicer will be entitled to receive, as additional compensation, certain other fees and amounts, including but not limited to (i) late fees and certain other fees collected from borrowers and (ii) any interest or other income earned on funds deposited in the Collection Account (as described under "DESCRIPTION OF THE CERTIFICATES -- Accounts" in this prospectus) and, except to the extent such income is required to be paid to the related borrowers, the escrow account.

     If specified in the related prospectus supplement, the Master Servicer may be obligated to pay the fees and expenses of the Trustee.

     The exact amount or method of calculating the servicing fee of the Special Servicer, if any, and the source from which such fee will be paid will be described in the prospectus supplement for the related series.

     In addition to the compensation described above, the Master Servicer and the Special Servicer, if any (or any other party specified in the related prospectus supplement), may retain, or be entitled to the reimbursement of, such other amounts and expenses as are described in the related prospectus supplement.

Advances

     The related prospectus supplement will set forth the obligations, if any, of the Master Servicer to make any advances ("Advances") with respect to delinquent payments on mortgage loans, payments of taxes, insurance and property protection expenses or otherwise. Any such Advances will be made in the form and manner described in the prospectus supplement and Agreement for the related series. The Master Servicer will be obligated to make such an Advance only to the extent that the Master Servicer has determined that such Advance will be recoverable. Any funds thus advanced, including Advances previously made, that the Master Servicer determines are not ultimately recoverable, will be reimbursable to the Master Servicer, with interest, from amounts in the Collection Account to the extent and in the manner described in the related prospectus supplement.

     If a borrower makes a principal payment between scheduled payment dates, the borrower may be required to pay interest on the prepayment amount only to the date of prepayment. If and to the extent described in the related prospectus supplement, the Master Servicer's Servicing Fee may be reduced or the Master Servicer may be otherwise obligated to advance funds to the extent necessary to remit interest on any such full or partial prepayment received from the date of receipt thereof to the next succeeding scheduled payment date.

Modifications, Waivers and Amendments

     If so specified in the related prospectus supplement, the Agreement for each series will provide that the Master Servicer may have the discretion, subject to certain conditions set forth therein, to modify, waive or amend certain of the terms of any mortgage loan without the consent of the Trustee or any Certificateholder. The extent to which the Master Servicer may modify, waive or amend any terms of the mortgage loans without such consent will be specified in the related prospectus supplement.

     Subject to the terms and conditions set forth in the Agreement, the Special Servicer, if any, may modify, waive or amend the terms of any Specially Serviced Mortgage Loan if the Special Servicer determines that a material default has occurred or a payment default has occurred or is reasonably foreseeable. The Special Servicer, if any, may extend the maturity date of such mortgage loan to a date not later than the date described in the related prospectus supplement. The ability of the Special Servicer to modify, waive or amend the terms of any mortgage loan may be subject to such additional limitations, including approval requirements, as are set forth in the related prospectus supplement.

     Subject to the terms and conditions set forth in the Agreement, the Special Servicer, if any, will not agree to any modification, waiver or amendment of the payment terms of a mortgage loan unless the Special Servicer has determined that such modification, waiver or amendment is reasonably likely to produce a greater recovery on a present value basis than liquidation of the mortgage loan or has made such other determination described in the related prospectus supplement. Prior to agreeing to any such modification, waiver or amendment of the payment terms of a mortgage loan, the Special Servicer, if any, will give notice thereof in the manner set forth in the prospectus supplement and Agreement for the related series.

     The prospectus supplement for a series may describe other or different provisions concerning the modification, waiver or amendment of the terms of the related mortgage loans, including, without limitation, requirements for the approval of an Operating Advisor.

Evidence of Compliance

     The Agreement for each series will provide that the Master Servicer and the Special Servicer, if any, at their own expense, each will cause a firm of independent public accountants to furnish to the Trustee, annually on or before a date specified in the Agreement, a statement as to compliance with the Agreement by the Master Servicer or Special Servicer, as the case may be.

     In addition, the Agreement will provide that the Master Servicer and the Special Servicer, if any, each will deliver to the Trustee, annually on or before a date specified in the Agreement, a statement signed by an officer to the effect that, based on a review of its activities during the preceding calendar year, to the best of such officer's knowledge, the Master Servicer or Special Servicer, as the case may be, has fulfilled its obligations under the Agreement throughout such year or, if there has been a default in the fulfillment of any such obligation, specifying each such default and the nature and status thereof, and, in the case of a series of certificates as to which a REMIC or FASIT election has been made, whether the Master Servicer or the Special Servicer, as the case may be, has received a challenge from the Internal Revenue Service as to the status of the Trust Fund as a REMIC or FASIT.

Certain Matters With Respect to the Master Servicer, the Special Servicer and the Trustee

     The Agreement for each series will provide that neither the Master Servicer nor the Special Servicer, if any, nor any of their directors, officers, employees or agents will be under any liability to the Trust Fund or the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the Agreement, or for errors in judgment; provided, however, that neither the Master Servicer nor the Special Servicer, if any, nor any such person will be protected against any breach of representations or warranties made by the Master Servicer or the Special Servicer, as the case may be, in the Agreement, against any specific liability imposed on the Master Servicer or the Special Servicer, as the case may be, pursuant to the Agreement, or any liability that would otherwise be imposed by reason of willful misfeasance, bad faith, or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties thereunder. The Agreement will further provide that the Master Servicer, the Special Servicer, if any, and any of their directors, officers, employees or agents will be entitled to indemnification by the Trust Fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Agreement or the certificates, other than any loss, liability or expense incurred (i) by reason of willful misfeasance, bad faith or negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties thereunder or (ii) in certain other circumstances specified in the Agreement. Any loss resulting from such indemnification will reduce amounts distributable to Certificateholders and will be borne by Certificateholders in the manner described in the related prospectus supplement.

     Neither the Master Servicer nor the Special Servicer, if any, may resign from its obligations and duties under the Agreement except upon a determination that its performance of its duties thereunder is no longer permissible under applicable law or for other reasons described in the prospectus supplement. No such resignation of the Master Servicer will become effective until the Trustee or a successor Master Servicer has assumed the Master Servicer's obligations and duties under the Agreement. No such resignation of a Special Servicer will become effective until the Trustee, the Master Servicer or a successor Special Servicer has assumed the Special Servicer's obligations and duties under the Agreement.

     The Trustee may resign from its obligations under the Agreement pursuant to the terms of the Agreement at any time, in which event a successor Trustee will be appointed. In addition, the Seller may remove the Trustee if the Trustee ceases to be eligible to act as Trustee under the Agreement or if the Trustee becomes insolvent, at which time the Seller will become obligated to appoint a successor Trustee. The Trustee also may be removed at any time by the Holders of certificates evidencing the Voting Rights specified in the related prospectus supplement. Any resignation and removal of the Trustee, and the appointment of a successor Trustee, will not become effective until acceptance of such appointment by the successor Trustee.

Events of Default

     Events of default (each, an "Event of Default") with respect to the Master Servicer and the Special Servicer, if any, under the Agreement for each series may include, among other things:

         (i) with respect to the Master Servicer, any failure by the Master Servicer to deposit in the Collection Account or remit to the Trustee for deposit in the Distribution Account for distribution to Certificateholders any payment required to be made by the Master Servicer under the terms of the Agreement on the day required pursuant to the terms of the Agreement;

         (ii) with respect to the Special Servicer, if any, any failure by the Special Servicer to remit to the Master Servicer for deposit in the Collection Account on the day required any amounts received by it in respect of a Specially Serviced Mortgage Loan and required to be so remitted;

         (iii) with respect to the Master Servicer and the Special Servicer, if any, any failure on the part of the Master Servicer or the Special Servicer, as the case may be, duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer or the Special Servicer, as the case may be, which failure continues unremedied for a period of days specified in the related
     Agreement after written notice of such failure has been given to the applicable party;

         (iv) with respect to the Master Servicer or the Special Servicer, if any, the entering against the Master Servicer or the Special Servicer, as the case may be, of a decree or order of a court, agency or supervisory authority for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, provided that any such decree or order shall have remained in force undischarged or unstayed for a period of 60 days;

         (v) with respect to the Master Servicer or the Special Servicer, if any, the consent by the Master Servicer or the Special Servicer, as the case may be, to the appointment of a conservator or receiver or liquidator or liquidating committee in any insolvency, readjustment of debt, marshaling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to it or of or relating to all or substantially all of its property; and

         (vi) with respect to the Master Servicer or the Special Servicer, if any, the admission by the Master Servicer or Special Servicer, as the case may be, in writing of its inability to pay its debts generally as they become due, the filing by the Master Servicer or the Special Servicer, as the case may be, of a petition to take advantage of any applicable insolvency or reorganization statute or the making of an assignment for the benefit of its creditors or the voluntary suspension of the payment of its obligations.

     As long as an Event of Default remains unremedied, the Trustee may, and as long as an Event of Default remains unremedied or under certain other circumstances, if any, described in the related prospectus supplement at the written direction of the Holders of certificates holding at least the percentage specified in the prospectus supplement of all of the Voting Rights of the class or classes specified therein shall, by written notice to the Master Servicer or Special Servicer, as the case may be, terminate all of the rights and obligations of the Master Servicer or the Special Servicer, as the case may be, whereupon the Trustee or another successor Master Servicer or Special Servicer appointed by the Trustee will succeed to all authority and power of the Master Servicer or Special Servicer under the Agreement and will be entitled to similar compensation arrangements. "Voting Rights" means the portion of the voting rights of all certificates that is allocated to any certificate in accordance with the terms of the Agreement.


                               CREDIT ENHANCEMENT

General

     If specified in the related prospectus supplement for any series, credit enhancement may be provided with respect to one or more classes thereof or the related mortgage loans. Credit enhancement may be in the form of the subordination of one or more classes of the certificates of such series, the establishment of one or more reserve funds, overcollateralization, a letter of credit, certificate guarantee insurance policies, the use of cross-support features or another method of credit enhancement described in the related prospectus supplement, or any combination of the foregoing.

     Any credit enhancement will provide protection against risks of loss and will guarantee repayment of the principal balance of the certificates and interest thereon only to the extent described in the related prospectus
supplement.   If  losses  occur  which  exceed  the  amount  covered  by  credit enhancement or which are not covered by the credit enhancement, Certificateholders will bear their allocable share of deficiencies.

     If credit enhancement is provided with respect to a series, or the related mortgage loans, the related prospectus supplement will include a description of
(a) the amount payable under such credit enhancement, (b) any conditions to payment thereunder not otherwise described herein, (c) the conditions (if any) under which the amount payable under such credit enhancement may be reduced and under which such credit enhancement may be terminated or replaced and (d) the material provisions of any agreement relating to such credit enhancement. Additionally, the related prospectus supplement will set forth certain information with respect to the issuer of any third-party credit enhancement, including (i) a brief description of its principal business activities, (ii) its principal place of business, place of incorporation and the jurisdiction under which it is chartered or licensed to do business, (iii) if applicable, the identity of regulatory agencies which exercise primary jurisdiction over the conduct of its business and (iv) its total assets, and its stockholders' or policyholders' surplus, if applicable, as of the date specified in such prospectus supplement. In addition, if the Certificateholders of such series will be materially dependent upon any provider of credit enhancement for timely payment of interest and/or principal on their certificates, the related prospectus supplement will include audited financial statements on a comparative basis for at least the prior two years and any other appropriate financial information regarding such provider.

Subordinate Certificates

     If so specified in the related prospectus supplement, one or more classes of a series may be subordinate certificates. If so specified in the related prospectus supplement, the rights of the Holders of subordinate certificates (the "Subordinate Certificates") to receive distributions of principal and interest on any Distribution Date will be subordinated to such rights of the Holders of senior certificates (the "Senior Certificates") to the extent specified in the related prospectus supplement. The Agreement may require a trustee that is not the Trustee to be appointed to act on behalf of Holders of Subordinate Certificates.

     A series may include one or more classes of Senior Certificates entitled to receive cash flows remaining after distributions are made to all other Senior Certificates of such series. Such right to receive payments will effectively be subordinate to the rights of other Holders of Senior Certificates. A series also may include one or more classes of Subordinate Certificates entitled to receive cash flows remaining after distributions are made to other Subordinate
Certificates of such series. If so specified in the related prospectus supplement, the subordination of a class may apply only in the event of (or may be limited to) certain types of losses not covered by insurance policies or other credit support, such as losses arising from damage to property securing a mortgage loan not covered by standard hazard insurance policies.

     The related prospectus supplement will set forth information concerning the amount of subordination of a class or classes of Subordinate Certificates in a series, the circumstances in which such subordination will be applicable, the manner, if any, in which the amount of subordination will decrease over time, the manner of funding any related reserve fund and the conditions under which amounts in any applicable reserve fund will be used to make distributions to Holders of Senior Certificates and/or to Holders of Subordinate Certificates or be released from the applicable Trust Fund.

Cross-Support Features

     If the mortgage loans for a series are divided into separate mortgage loan groups, each backing a separate class or classes of a series, credit support may be provided by a cross-support feature which requires that distributions be made on Senior Certificates backed by one mortgage loan group prior to distributions on Subordinate Certificates backed by another mortgage loan group within the Trust Fund. The related prospectus supplement for a series which includes a cross-support feature will describe the manner and conditions for applying such cross-support feature.

Letter of Credit

     If specified in the related prospectus supplement, a letter of credit with respect to a series of certificates will be issued by the bank or financial institution specified in such prospectus supplement (the "Letter of Credit Bank"). Under the letter of credit, the Letter of Credit Bank will be obligated to honor drawings thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, equal to the percentage specified in the related prospectus supplement of the aggregate principal balance of the mortgage loans on the applicable Cut-Off Date or of one or more classes of certificates (the "Letter of Credit Percentage"). If so specified in the related prospectus supplement, the letter of credit may permit drawings in the event of losses not covered by insurance policies or other credit support, such as losses arising from damage not covered by standard hazard insurance policies. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder. The obligations of the Letter of Credit Bank under the letter of credit for any series of certificates will expire at the earlier of the date specified in the related prospectus supplement or the termination of the Trust Fund. A copy of the letter of credit for a series, if any, will be filed with the Commission as an exhibit to a current report on Form 8-K to be filed within 15 days of issuance of the certificates of the applicable series.

Certificate Guarantee Insurance

     If so specified in the related prospectus supplement, certificate guarantee insurance, if any, with respect to a series of certificates will be provided by one or more insurance companies. Such certificate guarantee insurance will guarantee, with respect to one or more classes of certificates of the applicable series, timely distributions of interest and principal to the extent set forth in or determined in the manner specified in the related prospectus supplement. If so specified in the related prospectus supplement, the certificate guarantee insurance will also guarantee against any payment made to a Certificateholder which is subsequently covered as a "voidable preference" payment under the Bankruptcy Code. A copy of the certificate guarantee insurance policy for a series, if any, will be filed with the Commission as an exhibit to a current report on Form 8-K to be filed with the Commission within 15 days of issuance of the certificates of the applicable series.

Reserve Funds

     If specified in the related prospectus supplement, one or more reserve funds may be established with respect to a series, in which cash, a letter of credit, Permitted Investments or a combination thereof, in the amounts, if any, specified in the related prospectus supplement will be deposited. The reserve funds for a series may also be funded over time by depositing therein a specified amount of the distributions received on the applicable mortgage loans if specified in the related prospectus supplement. The Seller may pledge the reserve funds to a separate collateral agent specified in the related prospectus supplement.

     Amounts on deposit in any reserve fund for a series, together with the reinvestment income thereon, if any, will be applied by the Trustee for the purposes, in the manner, and to the extent specified in the related prospectus supplement. A reserve fund may be provided to increase the likelihood of timely payments of principal of, and interest on, the certificates, if required as a condition to the rating of such series by each Rating Agency. If so specified in the related prospectus supplement, reserve funds may be established to provide limited protection, in an amount satisfactory to each Rating Agency, against certain types of losses not covered by insurance policies or other credit support, such as losses arising from damage not covered by standard hazard insurance policies. Reserve funds also may be established for other purposes and in such amounts as will be specified in the related prospectus supplement. Following each Distribution Date amounts in any reserve fund in excess of any amount required to be maintained therein may be released from the reserve fund under the conditions and to the extent specified in the related prospectus supplement and will not be available for further application by the Trustee.

     Moneys deposited in any reserve fund will be invested in Permitted Investments at the direction of the Seller or such other person specified in the related prospectus supplement. Any reinvestment income or other gain from such investments will be credited to the related reserve fund for such series, and any loss resulting from such investments will be charged to such reserve fund in accordance with the terms of the related Agreement. If specified in the related prospectus supplement, such income or other gain may be payable to the Master Servicer as additional servicing compensation, and any loss resulting from such investment will be borne by the Master Servicer. The right of the Trustee to make draws on the reserve fund, if any, will be an asset of the Trust Fund, but the reserve fund itself will only be a part of the Trust Fund if so provided in the related prospectus supplement.

     Additional information concerning any reserve fund will be set forth in the related prospectus supplement, including the initial balance of such reserve fund, the balance required to be maintained in the reserve fund, the manner in which such required balance will decrease over time, the manner of funding such reserve fund, the purpose for which funds in the reserve fund may be applied to make distributions to Certificateholders and use of investment earnings from the reserve fund, if any.


                                 SWAP AGREEMENT

     If so specified in the prospectus supplement relating to a series of certificates, the Trust Fund will enter into or obtain an assignment of a swap agreement pursuant to which the Trust Fund will have the right to receive, and may have the obligation to make, certain payments of interest (or other payments) as set forth or determined as described therein. The prospectus supplement relating to a series of certificates having the benefit of an interest rate swap agreement will describe the material terms of such agreement and the particular risks associated with the interest rate swap feature, including market and credit risk, the effect of counterparty defaults and other risks, if any. The prospectus supplement relating to such series of certificates also will set forth certain information relating to the corporate status, ownership and credit quality of the counterparty or counterparties to such swap agreement. In addition, if the Certificateholders of such series will be materially dependent upon any counterparty for timely payment of interest and/or principal on their certificates, the related prospectus supplement will include audited financial statements on a comparative basis for at least the prior two years and any other appropriate financial information regarding such counterparty. A swap agreement may include one or more of the following types of arrangements, or another arrangement described in the related prospectus supplement.

     Interest Rate Swap. In an interest rate swap, the Trust Fund will exchange the stream of interest payments on the mortgage loans for another stream of interest payments based on a notional amount, which may be equal to the principal amount of the mortgage loans as it declines over time.

     Interest Rate Caps. In an interest rate cap, the Trust Fund or the swap counterparty, in exchange for a fee, will agree to compensate the other if a particular interest rate index rises above a rate specified in the swap agreement. The fee for the cap may be a single up-front payment to or from the Trust Fund, or a series of payments over time.

     Interest Rate Floors. In an interest rate floor, the Trust Fund or the swap counterparty, in exchange for a fee, will agree to compensate the other if a particular interest rate index falls below a rate or level specified in the swap agreement. As with interest rate caps, the fee may be a single up-front payment or it may be paid periodically.

     Interest Rate Collars. An interest rate collar is a combination of an interest rate cap and an interest rate floor. One party agrees to compensate the other if a particular interest rate index rises above the cap and, in exchange, will be compensated if the interest rate index falls below the floor.


                              YIELD CONSIDERATIONS

General

     The yield to maturity on any class of offered certificates will depend upon, among other things, the price at which such certificates are purchased, the amount and timing of any delinquencies and losses incurred by such class, the rate and timing of payments of principal on the mortgage loans, and the amount and timing of recoveries and Insurance Proceeds from REO mortgage loans and related REO Properties, which, in turn, will be affected by the amortization schedules of the mortgage loans, the timing of principal payments (particularly Balloon Payments) on the related mortgage loans (including delay in such payments resulting from modifications and extensions), the rate of principal prepayments, including prepayments by borrowers and prepayments resulting from defaults, repurchases arising in connection with certain breaches of the representations and warranties made in the Agreement and the exercise of the right of optional termination of the Trust Fund. Generally, prepayments on the mortgage loans will tend to shorten the weighted average lives of each class of certificates, whereas delays in liquidations of defaulted mortgage loans and modifications extending the maturity of mortgage loans will tend to lengthen the weighted average lives of each class of certificates. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS -- Enforceability of Certain Provisions" in this prospectus for a description of certain provisions of each Agreement and statutory, regulatory and judicial developments that may affect the prepayment experience and maturity assumptions on the mortgage loans.

Prepayment and Maturity Assumptions

     The related prospectus supplement may indicate that the related mortgage loans may be prepaid in full or in part at any time, generally without prepayment premium. Alternatively, a Trust Fund may include mortgage loans that have significant restrictions on the ability of a borrower to prepay without incurring a prepayment premium or to prepay at all. As described above, the prepayment experience of the mortgage loans will affect the weighted average life of the offered certificates. A number of factors may influence prepayments on multifamily and commercial loans, including enforceability of due-on-sale clauses, prevailing mortgage market interest rates and the availability of mortgage funds, changes in tax laws (including depreciation benefits for income-producing properties), changes in borrowers' net equity in the Mortgaged Properties, servicing decisions, prevailing general economic conditions and the relative economic vitality of the areas in which the Mortgaged Properties are located, the terms of the mortgage loans (for example, the existence of due-on-sale clauses), the quality of management of any income-producing Mortgaged Properties and, in the case of Mortgaged Properties held for investment, the availability of other opportunities for investment. A number of factors may discourage prepayments on multifamily loans and commercial loans, including the existence of any lockout or prepayment premium provisions in the underlying mortgage note. A lockout provision prevents prepayment within a certain time period after origination. A prepayment premium imposes an additional charge on a borrower who wishes to prepay. Some of the mortgage loans may have substantial principal balances due at their stated maturities ("Balloon Payments"). Balloon Payments involve a greater degree of risk than fully amortizing loans because the ability of the borrower to make a Balloon Payment typically will depend upon its ability either to refinance the loan or to sell the related Mortgaged Property. The ability of a borrower to accomplish either of these goals will be affected by a number of factors, including the level of available mortgage rates at the time of the attempted sale or refinancing, the borrower's equity in the related Mortgaged Property, the financial condition of the borrower and operating history of the related Mortgaged Property, tax laws, prevailing economic conditions and the availability of credit for commercial real estate projects generally. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS -- Enforceability of Certain Provisions" in this prospectus.

     If the purchaser of a certificate offered at a discount calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is faster than that actually experienced on the mortgage loans, the actual yield to maturity will be lower than that so calculated. Conversely, if the purchaser of a certificate offered at a premium calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is slower than that actually experienced on the mortgage loans, the actual yield to maturity will be lower than that so calculated. In either case, the effect of voluntary and involuntary prepayments of the mortgage loans on the yield on one or more classes of the certificates of such series in the related Trust Fund may be mitigated or exacerbated by any provisions for sequential or selective distribution of principal to such classes.

     The timing of changes in the rate of principal payments on the mortgage loans may significantly affect an investor's actual yield to maturity, even if the average rate of distributions of principal is consistent with an investor's expectation. In general, the earlier a principal payment is received on the mortgage loans and distributed on a certificate, the greater the effect on such investor's yield to maturity. The effect of an investor's yield of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during a given period may not be offset by a subsequent like decrease (or increase) in the rate of principal payments.

     The weighted average life of a certificate refers to the average amount of time that will elapse from the date of issuance of the certificate until each dollar of principal is repaid to the Certificateholders. The weighted average life of the offered certificates will be influenced by the rate at which principal on the mortgage loans is paid, which may be in the form of scheduled amortization or prepayments. Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. As more fully described in the related prospectus supplement, the model generally represents an assumed constant rate of prepayment each month relative to the then outstanding principal balance of a pool of new mortgage loans.

     There can be no assurance that the mortgage loans will prepay at any rate mentioned in any prospectus supplement. In general, if prevailing interest rates fall below the Mortgage Interest Rates on the mortgage loans, the rate of prepayment can be expected to increase.


                   CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS

     The following discussion contains summaries of certain legal aspects of mortgage loans which are general in nature. Because many of the legal aspects of mortgage loans are governed by the laws of the jurisdictions where the related mortgaged properties are located (which laws may vary substantially), the following summaries do not purport to be complete, to reflect the laws of any particular jurisdiction, to reflect all the laws applicable to any particular mortgage loan or to encompass the laws of all jurisdictions in which the properties securing the mortgage loans are situated. In the event that the Trust Fund for a given series includes mortgage loans having material characteristics other than as described below, the related prospectus supplement will set forth additional legal aspects relating thereto.

Mortgages and Deeds of Trust Generally

     The mortgage loans (other than financial leases and Installment Contracts) for a series will consist of loans secured by either mortgages or deeds of trust or other similar security instruments. There are two parties to a mortgage, the mortgagor, who is the borrower and owner of the mortgaged property, and the mortgagee, who is the lender. In a mortgage transaction, the mortgagor delivers to the mortgagee a note, bond or other written evidence of indebtedness and a mortgage. A mortgage creates a lien upon the real property encumbered by the mortgage as security for the obligation evidenced by the note, bond or other evidence of indebtedness. Although a deed of trust is similar to a mortgage, a deed of trust has three parties, the borrower-property owner called the trustor (similar to a mortgagor), a lender called the beneficiary (similar to a mortgagee), and a third-party grantee called the trustee. Under a deed of trust, the borrower irrevocably grants the property to the trustee, until the debt is paid, in trust for the benefit of the beneficiary to secure payment of the obligation generally with a power of sale. The trustee's authority under a deed of trust and the mortgagee's authority under a mortgage are governed by applicable law, the express provisions of the deed of trust or mortgage, and, in some cases, in deed of trust transactions, the directions of the beneficiary.

     The real property covered by a mortgage is most often the fee estate in land and improvements. However, a mortgage may encumber other interests in real property such as a tenant's interest in a lease of land or improvements, or both, and the leasehold estate created by such lease. A mortgage covering an interest in real property other than the fee estate requires special provisions in the instrument creating such interest or in the mortgage to protect the mortgagee against termination of such interest before the mortgage is paid. Certain representations and warranties in the related Agreement will be made with respect to the mortgage loans which are secured by an interest in a leasehold estate.

     Priority of the lien on mortgaged property created by mortgages and deeds of trust depends on their terms and, generally, on the order of filing with a state, county or municipal office, although such priority may in some states be altered by the existence of leases in place with respect to the mortgaged property and by the mortgagee's or beneficiary's knowledge of unrecorded liens or encumbrances against the mortgaged property. However, filing or recording does not establish priority over certain mechanic's liens or governmental claims for real estate taxes and assessments or, in some states, for reimbursement of remediation costs of certain environmental conditions. See " -- Environmental Risks" below. In addition, the Code provides priority to certain tax liens over the lien of the mortgage.

Installment Contracts

     The mortgage loans for a series may also consist of Installment Contracts. Under an Installment Contract the seller (hereinafter referred to in this Section as the "lender") retains legal title to the property and enters into an agreement with the purchaser (hereinafter referred to in this Section as the "borrower") for the payment of the purchase price, plus interest, over the term of such contract. Only after full performance by the borrower of the contract is the lender obligated to convey title to the real estate to the purchaser. As with mortgage or deed of trust financing, during the effective period of the Installment Contract, the borrower generally is responsible for maintaining the property in good condition and for paying real estate taxes, assessments and hazard insurance premiums associated with the property.

     The method of enforcing the rights of the lender under an Installment Contract varies on a state-by-state basis depending upon the extent to which state courts are willing, or able pursuant to state statute, to enforce the contract strictly according to its terms. The terms of Installment Contracts generally provide that upon a default by the borrower, the borrower loses his or her right to occupy the property, the entire indebtedness is accelerated, and the buyer's equitable interest in the property is forfeited. The lender in such a situation does not have to foreclose in order to obtain title to the property, although in some cases a quiet title action is in order if the borrower has filed the Installment Contract in local land records and an ejectment action may be necessary to recover possession. In a few states, particularly in cases of borrower default during the early years of an Installment Contract, the courts will permit ejectment of the buyer and a forfeiture of his or her interest in the property. However, most state legislatures have enacted provisions by analogy to mortgage law protecting borrowers under Installment Contracts from the harsh consequences of forfeiture. Under such statutes, a judicial or nonjudicial foreclosure may be required, the lender may be required to give notice of default and the borrower may be granted some grace period during which the contract may be reinstated upon full payment of the default amount and the borrower may have a post-foreclosure statutory redemption right. In other states, courts in equity may permit a borrower with significant investment in the property under an Installment Contract for the sale of real estate to share in the proceeds of sale of the property after the indebtedness is repaid or may otherwise refuse to enforce the forfeiture clause. Nevertheless, generally speaking, the lender's procedures for obtaining possession and clear title under an Installment Contract for the sale of real estate in a given state are simpler and less time-consuming and costly than are the procedures for foreclosing and obtaining clear title to a mortgaged property.

Financial Leases

     The mortgage loans for a series also may consist of financial leases. Under a financial lease on real property, the lessor retains legal title to the leased property and enters into an agreement with the lessee (hereinafter referred to in this Section as the "lessee") under which the lessee makes lease payments approximately equal to the principal and interest payments that would be required on a mortgage note for a loan covering the same property. Title to the real estate typically is conveyed to the lessee at the end of the lease term for a price approximately equal to the remaining unfinanced equity, determined by reference to the unpaid principal amount, market value, or another method specified in the related Agreement. As with Installment Contracts, the lessee generally is responsible for maintaining the property in good condition and for paying real estate taxes, assessments and hazard insurance premiums associated with the property during the lease term. The related prospectus supplement will describe the specific legal incidents of any financial leases that are included in the mortgage loan pool for a series.

Rights of Mortgagees or Beneficiaries

     The form of the mortgage or deed of trust used by many institutional lenders confers on the mortgagee or beneficiary the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with any condemnation proceedings, and to apply such proceeds and awards to any indebtedness secured by the mortgage or deed of trust, in such order as the mortgagee or beneficiary may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the mortgagee or beneficiary under the senior mortgage or deed of trust will have the prior right to collect any insurance proceeds payable under a hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgage or deed of trust. Proceeds in excess of the amount of senior mortgage indebtedness will, in most cases, be applied to the indebtedness of a junior mortgage or trust deed, if any. The laws of certain states may limit the ability of mortgagees or beneficiaries to apply the proceeds of hazard insurance and partial condemnation awards to the secured indebtedness. In such states, the mortgagor or trustor must be allowed to use the proceeds of hazard insurance to repair the damage unless the security of the mortgagee or beneficiary has been impaired. Similarly, in certain states, the mortgagee or beneficiary is entitled to the award for a partial condemnation of the real property security only to the extent that its security is impaired.

     The form of mortgage or deed of trust used by many institutional lenders typically contains a "future advance" clause, which provides, in essence, that additional amounts advanced to or on behalf of the mortgagor or trustor by the mortgagee or beneficiary are to be secured by the mortgage or deed of trust. While such a clause is valid under the laws of most states, the priority of any advance made under the clause depends, in some states, on whether the advance was an " obligatory" or "optional" advance. If the mortgagee or beneficiary is obligated to advance the additional amounts, the advance may be entitled to receive the same priority as amounts initially made under the mortgage or deed of trust, notwithstanding that there may be intervening junior mortgages or deeds of trust and other liens between the date of recording of the mortgage or deed of trust and the date of the future advance, and notwithstanding that the mortgagee or beneficiary had actual knowledge of such intervening junior mortgages or deeds of trust and other liens at the time of the advance. Where the mortgagee or beneficiary is not obligated to advance the additional amounts and has actual knowledge of the intervening junior mortgages or deeds of trust and other liens, the advance may be subordinate to such intervening junior mortgages or deeds of trust and other liens. Priority of advances under a "future advance" clause rests, in many other states, on state law giving priority to all advances made under the related loan agreement up to a "credit limit" amount stated in the recorded mortgage.

     Another provision typically found in the form of the mortgage or deed of trust used by many institutional lenders obligates the mortgagor or trustor to pay before delinquency all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which appear prior to the mortgage or deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the mortgagee or beneficiary under the mortgage or deed of trust. Upon a failure of the mortgagor or trustor to perform any of these obligations, the mortgagee or beneficiary is given the right under the mortgage or deed of trust to perform the obligation itself, at its election, with the mortgagor or trustor agreeing to reimburse the mortgagee or beneficiary for any sums expended by the mortgagee or beneficiary on behalf of the trustor. All sums so expended by the mortgagee or beneficiary become part of the indebtedness secured by the mortgage or deed of trust.

     The form of mortgage or deed of trust used by many institutional lenders typically requires the mortgagor or trustor to obtain the consent of the mortgagee or beneficiary in respect of actions affecting the mortgaged property, including, without limitation, leasing activities (including new leases and termination or modification of existing leases), alterations and improvements to buildings forming a part of the mortgaged property, and management and leasing agreements for the mortgaged property. Tenants will often refuse to execute a lease unless the mortgagee or beneficiary executes a written agreement with the tenant not to disturb the tenant's possession of its premises in the event of a foreclosure. A senior mortgagee or beneficiary may refuse to consent to matters approved by a junior mortgagee or beneficiary with the result that the value of the security for the junior mortgage or deed of trust is diminished. For example, a senior mortgagee or beneficiary may decide not to approve a lease or to refuse to grant to a tenant a non-disturbance agreement. If, as a result, the lease is not executed, the value of the mortgaged property may be diminished.

Foreclosure

     Foreclosure of a mortgage is generally accomplished by judicial action initiated by the service of legal pleadings upon all necessary parties having an interest in the real property. Delays in completion of foreclosure may occasionally result from difficulties in locating such necessary parties. When the mortgagee's right to foreclose is contested, the legal proceedings necessary to resolve the issue can be time consuming. A judicial foreclosure may be subject to most of the delays and expenses of other litigation, sometimes requiring up to several years to complete. At the completion of the judicial foreclosure proceedings, if the mortgagee prevails, the court ordinarily issues a judgment of foreclosure and appoints a referee or other designated official to conduct the sale of the property. Such sales are made in accordance with procedures which vary from state to state. The purchaser at such sale acquires the estate or interest in real property covered by the mortgage. If the mortgage covered the tenant's interest in a lease and leasehold estate, the purchaser will acquire such tenant's interest subject to the tenant's obligations under the lease to pay rent and perform other covenants contained therein.

     In a majority of cases, foreclosure of a deed of trust is accomplished by a non-judicial trustee's sale under a specific provision in the deed of trust and /or applicable statutory requirements which authorizes the trustee, generally following a request from the beneficiary/ lender, to sell the property at public sale upon any default by the borrower under the terms of the note or deed of trust. A number of states may also require that a lender provide notice of acceleration of a note to the borrower. Notice requirements under a trustee's sale vary from state to state. In some states, prior to the trustee's sale the trustee must record a notice of default and send a copy to the borrower-trustor, to any person who has recorded a request for a copy of a notice of default and notice of sale and to any successor in interest to the trustor. In addition, the trustee must provide notice in some states to any other person having an interest in the real property, including any junior lienholders, and to certain other persons connected with the deed of trust. In some states, the borrower, or any other person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses (in some states, limited to reasonable costs and expenses) incurred in enforcing the obligation. Generally, state law controls the amount of foreclosure expenses and costs, including attorneys' fees, which may be recovered by a lender. If the deed of trust is not reinstated, a notice of sale must be posted in a public place and, in most states, published for a specific period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest in the real property.

     In case of foreclosure under either a mortgage or a deed of trust, the sale by the referee or other designated official or by the trustee is often a public sale. However, because of the difficulty a potential buyer at the sale might have in determining the exact status of title to the property subject to the lien of the mortgage or deed of trust and the redemption rights that may exist (see "--Rights of Redemption" below), and because the physical condition and financial performance of the property may have deteriorated during the foreclosure proceedings and/or for a variety of other reasons, a third party may be unwilling to purchase the property at the foreclosure sale. Some states require that the lender disclose to potential bidders at a trustee's sale all known facts materially affecting the value of the property. Such disclosure may have an adverse effect on the trustee's ability to sell the property or the sale price thereof. Potential buyers may further question the prudence of purchasing property at a foreclosure sale as a result of the 1980 decision of the United States Court of Appeals for the Fifth Circuit in Durrett v. Washington National Insurance Company and other decisions that have followed the reasoning of Durrett with respect to fraudulent conveyances under applicable bankruptcy law. In Durrett and its progeny, the Fifth Circuit and other courts held that the transfer of real property pursuant to a non-collusive, regularly conducted foreclosure sale was subject to the fraudulent transfer provisions of the applicable bankruptcy laws, including the requirement that the price paid for the property constitute "fair consideration." The reasoning and result of Durrett and its progeny in respect of the federal bankruptcy code, as amended from time to time (11 U.S.C.) (the "Bankruptcy Code") was rejected, however, by the United States Supreme Court in May 1994. The case could nonetheless be persuasive to a court applying a state fraudulent conveyance law which has provisions similar to those construed in Durrett.

     For these and other reasons, it is common for the lender to purchase the property from the trustee, referee or other designated official for an amount equal to the lesser of the fair market value of such property and the outstanding principal amount of the indebtedness secured by the mortgage or deed of trust, together with accrued and unpaid interest and the expenses of foreclosure, in which event, if the amount bid by the lender equals the full amount of such debt, interest and expenses, the mortgagee's debt will be extinguished. Thereafter, subject to the mortgagor's right in some states to remain in possession during a redemption period, if applicable, the lender will assume the burdens of ownership, including paying operating expenses and real estate taxes and making repairs. The lender is then obligated as an owner until it can arrange a sale of the property to a third party. Frequently, the lender employs a third party management company to manage and operate the property. The costs of operating and maintaining commercial property may be significant and may be greater than the income derived from that property. The costs of management and operation of those mortgaged properties which are hotels, motels or nursing or convalescent homes or hospitals may be particularly significant because of the expertise, knowledge and, especially with respect to nursing or convalescent homes or hospitals, regulatory compliance, required to run such operations and the effect which foreclosure and a change in ownership may have on the public's and the industry's (including franchisor's) perception of the quality of such operations. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Moreover, a lender commonly incurs substantial legal fees and court costs in acquiring a mortgaged property through contested foreclosure and/or bankruptcy proceedings. Furthermore, an increasing number of states require that any environmental hazards be eliminated before a property may be resold. In addition, a lender may be responsible under federal or state law for the cost of cleaning up a mortgaged property that is environmentally contaminated. See "--Environmental Risks" below. As a result, a lender could realize an overall loss on a mortgage loan even if the related mortgaged property is sold at foreclosure or resold after it is acquired through foreclosure for an amount equal to the full outstanding principal amount of the mortgage loan, plus accrued interest.

     In foreclosure proceedings, some courts have applied general equitable principles. These equitable principles are generally designed to relieve the borrower from the legal effect of the borrower's defaults under the loan documents. Examples of judicial remedies that have been fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's judgment and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of the lender to foreclose if the default under the mortgage instrument is not monetary, such as the borrower's failing to maintain adequately the property or the borrower's executing a second mortgage or deed of trust affecting the property. Finally, some courts have been faced with the issue of whether or not federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under deeds of trust or mortgages receive notices in addition to the statutorily-prescribed minimum notice. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust, or under a mortgage having a power of sale, does not involve sufficient state action to afford constitutional protections to the borrower. There may, however, be state transfer taxes due and payable upon obtaining such properties at foreclosure. Such taxes could be substantial.

     Under the REMIC provisions of the Code (if applicable) and the related Agreement, the Master Servicer or Special Servicer, if any, may be required to hire an independent contractor to operate any REO Property. The costs of such operation may be significantly greater than the costs of direct operation by the Master Servicer or Special Servicer, if any. Under Section 856(e)(3) of the Code, property acquired by foreclosure generally must not be held beyond the close of the third taxable year after the taxable year in which the acquisition occurs. With respect to a series of certificates for which an election is made to qualify the Trust Fund or a part thereof as a REMIC, the Agreement will permit foreclosed property to be held for more than the time period permitted by
Section 856(e)(3) of the Code if the Trustee receives (i) an extension from the Internal Revenue Service or (ii) an opinion of counsel to the effect that holding such property for such period is permissible under the applicable REMIC provisions.

State Law Limitations on Lenders

     In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In some states, redemption may be authorized even if the former borrower pays only a portion of the sums due. The effect of these types of statutory rights of redemption is to diminish the ability of the lender to sell the foreclosed property. Such rights of redemption would defeat the title of any purchaser from the lender subsequent to foreclosure or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to retain the property and pay the expenses of ownership until the redemption period has run. See "--Rights of Redemption" below.

     Certain states have imposed statutory prohibitions against or limitations on recourse to the borrower. For example, some state statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal in most cases to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other statutes require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower on the debt without first exhausting such security. In some states, the lender, if it first pursues judgment through a personal action against the borrower on the debt, may be deemed to have elected a remedy and may thereafter be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, when applicable, is that lenders will usually proceed first against the security rather than bringing personal action against the borrower. Other statutory provisions limit any deficiency judgment against the former borrower following a judicial sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low bids or the absence of bids at the judicial sale. See "--Anti-Deficiency Legislation; Bankruptcy Laws" below.

Environmental Risks

     Real property pledged as security to a lender may be subject to potential environmental risks. Of particular concern may be those mortgaged properties which are, or have been, the site of manufacturing, industrial or disposal activity. Such environmental risks may give rise to a diminution in value of property securing any mortgage loan or, in certain circumstances as more fully described below, liability for cleanup costs or other remedial actions, which liability could exceed the value of such property or the principal balance of the related mortgage loan. In certain circumstances, a lender may choose not to foreclose on contaminated property rather than risk incurring liability for remedial actions.

     Under the laws of certain states, failure to perform any remedial action required or demanded by the state of any condition or circumstance that (i) may pose an imminent or substantial endangerment to the public health or welfare or the environment, (ii) may result in a release or threatened release of any hazardous material, or (iii) may give rise to any environmental claim or demand (each such condition or circumstance, an "Environmental Condition") may, in certain circumstances, give rise to a lien on the property to ensure the reimbursement of remedial costs incurred by the state. In several states, such lien has priority over the lien of an existing mortgage against such property. In any case, the value of a Mortgaged Property as collateral for a mortgage loan could be adversely affected by the existence of an Environmental Condition.

     The state of the law is currently unclear as to whether and under what circumstances cleanup costs, or the obligation to take remedial actions, can be imposed on a secured lender such as the Trust Fund with respect to each series. Under the laws of some states and under the federal Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended ("CERCLA"), a lender may be liable as an "owner or operator" for costs of addressing releases or threatened releases of hazardous substances on a mortgaged property if such lender or its agents or employees have participated in the management of the operations of the borrower, even though the environmental damage or threat was caused by a prior owner or other third party. Excluded from CERCLA's definition of "owner or operator," however, is a person "who without participating in the management of the facility, holds indicia of ownership primarily to protect his security interest" (the "secured creditor exemption").

     Notwithstanding the secured creditor exemption, a lender may be held liable under CERCLA as an owner or operator, if such lender or its employees or agents participate in management of the property. The Asset Conservation, Lender Liability, and Deposit Insurance Protection Act of 1996 (the "Lender Liability Act") clarifies the term "participating in management" to impose liability on a secured lender who exercises actual control over operational aspects of the facility. A number of environmentally related activities before the loan is made and during its pendency, as well as "workout" steps to protect a security interest, are identified as permissible to protect a security interest without triggering liability. The Lender Liability Act also identifies the circumstances in which foreclosure and post-foreclosure activities will not trigger CERCLA liability.

     The Lender Liability Act also amends the federal Solid Waste Disposal Act to limit the liability of lenders holding a security interest for costs of cleaning up contamination for underground storage tanks. However, the Lender Liability Act has no effect on other federal or state environmental laws similar to CERCLA that may impose liability on lenders and other persons, and not all of those laws provide for a secured creditor exemption. Liability under many of these laws may exist even if the lender did not cause or contribute to the contamination and regardless of whether the lender has actually taken possession of the property through foreclosure, deed in lieu of foreclosure or otherwise. Moreover, such liability is not limited to the original or unamortized principal balance of a loan or to the value of a property securing a loan.

     At the time the mortgage loans were originated, it is possible that no environmental assessment or a very limited environmental assessment of the Mortgaged Properties was conducted.

     The related Agreement will provide that the Master Servicer or the Special Servicer, if any, acting on behalf of the Trust Fund, may not acquire title to, or possession of, a Mortgaged Property underlying a mortgage loan, take over its operation or take any other action that might subject a given Trust Fund to liability under CERCLA or comparable laws unless the Master Servicer or Special Servicer, if any, has previously determined, based upon a phase I assessment (as described below) or other specified environmental assessment prepared by a person who regularly conducts such environmental assessments, that the Mortgaged Property is in compliance with applicable environmental laws and that there are no circumstances relating to use, management or disposal of any hazardous materials for which investigation, monitoring, containment, clean-up or remediation could be required under applicable environmental laws, or that it would be in the best economic interest of a given Trust Fund to take such actions as are necessary to bring the Mortgaged Property into compliance therewith or as may be required under such laws. A phase I assessment generally involves identification of recognized environmental conditions based on records review, site reconnaissance and interviews, but does not involve more intrusive investigation such as sampling or testing of materials. This requirement effectively precludes enforcement of the security for the related mortgage loan until a satisfactory environmental assessment is obtained or any required remedial action is taken, reducing the likelihood that a given Trust Fund will become liable for any Environmental Condition affecting a Mortgaged Property, but making it more difficult to realize on the security for the mortgage loan. However, there can be no assurance that any environmental assessment obtained by the Master Servicer will detect all possible Environmental Conditions or that the other requirements of the Agreement, even if fully observed by the Master Servicer and the Special Servicer, if any, will in fact insulate a given Trust Fund from liability for Environmental Conditions.

     If a lender is or becomes liable for clean-up costs, it may bring an action for contribution against the current owners or operators, the owners or operators at the time of on-site disposal activity or any other party who contributed to the environmental hazard, but such persons or entities may be bankrupt or otherwise judgment proof. Furthermore, such action against the borrower may be adversely affected by the limitations on recourse in the loan documents. Similarly, in some states anti-deficiency legislation and other statutes requiring the lender to exhaust its security before bringing a personal action against the borrower-trustor (see "--Anti-Deficiency Legislation; Bankruptcy Laws" below) may curtail the lender's ability to recover from its borrower the environmental clean-up and other related costs and liabilities incurred by the lender. Shortfalls occurring as the result of imposition of any clean-up costs will be addressed in the prospectus supplement and Agreement for the related series.

Rights of Redemption

     In some states, after foreclosure sale pursuant to a deed of trust or a mortgage, the borrower and certain foreclosed junior lienors are given a specified period in which to redeem the property from the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a right of redemption is to diminish the ability of the lender to sell the foreclosed property. The right of redemption may defeat the title of any purchaser at a foreclosure sale or any purchaser from the lender subsequent to a foreclosure sale or sale under a deed of trust. Certain states permit a lender to avoid a post-sale redemption by waiving its right to a deficiency judgment. Consequently, the practical effect of the post-foreclosure redemption right is often to force the lender to retain the property and pay the expenses of ownership until the redemption period has run. Whether the lender has any rights to recover these expenses from a borrower who redeems the property depends on the applicable state statute. The related prospectus supplement will contain a description of any statutes that prohibit recovery of such expenses from a borrower in states where a substantial number of the Mortgaged Properties for a particular series are located. In some states, there is no right to redeem property after a trustee's sale under a deed of trust.

     Borrowers under Installment Contracts generally do not have the benefits of redemption periods such as may exist in the same jurisdiction for mortgage loans. Where redemption statutes do exist under state laws for Installment Contracts, the redemption period is usually far shorter than for mortgages.

Junior Mortgages; Rights of Senior Mortgagees

     The mortgage loans for a series may include mortgage loans secured by mortgages or deeds of trust some of which are junior to other mortgages or deeds of trust, some of which may be held by other lenders or institutional investors. The rights of the Trust Fund (and therefore the Certificateholders), as mortgagee under a junior mortgage or beneficiary under a junior deed of trust, are subordinate to those of the mortgagee under the senior mortgage or beneficiary under the senior deed of trust, including the prior rights of the senior mortgagee to receive hazard insurance and condemnation proceeds and to cause the property securing the mortgage loan to be sold upon default of the borrower or trustor, thereby extinguishing the junior mortgagee's or junior beneficiary's lien unless the junior mortgagee or junior beneficiary asserts its subordinate interest in the property in foreclosure litigation and, possibly, satisfies the defaulted senior mortgage or deed of trust. As discussed more fully below, a junior mortgagee or junior beneficiary may satisfy a defaulted senior loan in full and, in some states, may cure such default and loan. In most states, no notice of default is required to be given to a junior mortgagee or junior beneficiary, and junior mortgagees or junior beneficiaries are seldom given notice of defaults on senior mortgages. However, in order for a foreclosure action in some states to be effective against a junior mortgagee or junior beneficiary, the junior mortgagee or junior beneficiary must be named in any foreclosure action, thus giving notice to junior lienors.

Anti-Deficiency Legislation; Bankruptcy Laws

     Some of the mortgage loans for a series will be nonrecourse loans as to which, in the event of default by a borrower, recourse may be had only against the specific property pledged to secure the related mortgage loan and not against the borrower's other assets. Even if recourse is available pursuant to the terms of the mortgage loan against the borrower's assets in addition to the Mortgaged Property, certain states have imposed statutory prohibitions which impose prohibitions against or limitations on such recourse. For example, some state statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal in most cases to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other statutes require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, when applicable, is that lenders will usually proceed first against the security rather than bringing a personal action against the borrower. Other statutory provisions limit any deficiency judgment against the former borrower following a judicial sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low bids or the absence of bids at the judicial sale.

     The Bankruptcy Code and related state laws may interfere with or affect the ability of a lender to realize upon collateral and/or to enforce a deficiency judgment. For example, under the Bankruptcy Code, virtually all actions (including foreclosure actions and deficiency judgment proceedings) are automatically stayed upon the filing of the bankruptcy petition, and, usually, no interest or principal payments are made during the course of the bankruptcy case. The delay and the consequences thereof caused by such automatic stay can be significant. Also, under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lienor may stay the senior lender from taking action to foreclose out such junior lien.

     Under the Bankruptcy Code, provided certain substantive and procedural safeguards for the lender are met, the amount and terms of a mortgage secured by property of the debtor may be modified under certain circumstances. In many jurisdictions, the outstanding amount of the loan secured by the real property may be reduced to the then-current value of the property (with a corresponding partial reduction of the amount of lender's security interest) pursuant to a confirmed plan or lien avoidance proceeding, thus leaving the lender a general unsecured creditor for the difference between such value and the outstanding balance of the loan. Other modifications may include the reduction in the amount of each scheduled payment, which reduction may result from a reduction in the rate of interest and/or the alteration of the repayment schedule (with or without affecting the unpaid principal balance of the loan), and/or an extension (or reduction) of the final maturity date. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a mortgage loan default by paying arrearages over a number of years. Also, under federal bankruptcy law, a bankruptcy court may permit a debtor through its rehabilitative plan to de-accelerate a secured loan and to reinstate the loan even though the lender accelerated the mortgage loan and final judgment of foreclosure had been entered in state court (provided no sale of the property had yet occurred) prior to the filing of the debtor's petition. This may be done even if the full amount due under the original loan is never repaid.

     The Bankruptcy Code has been amended to provide that a lender's perfected pre-petition security interest in leases, rents and hotel revenues continues in the post-petition leases, rents and hotel revenues, unless a bankruptcy court orders to the contrary "based on the equities of the case." Thus, unless a court orders otherwise, revenues from a Mortgaged Property generated after the date the bankruptcy petition is filed will constitute "cash collateral" under the Bankruptcy Code. Debtors may only use cash collateral upon obtaining the lender's consent or a prior court order finding that the lender's interest in the Mortgaged Properties and the cash collateral is "adequately protected" as such term is defined and interpreted under the Bankruptcy Code. It should be noted, however, that the court may find that the lender has no security interest in either pre-petition or post-petition revenues if the court finds that the loan documents do not contain language covering accounts, room rents, or other forms of personalty necessary for a security interest to attach to hotel revenues.

     Federal bankruptcy law provides generally that rights and obligation under an unexpired lease of the debtor/lessee may not be terminated or modified at any time after the commencement of a case under the Bankruptcy Code solely on the basis of a provision in the lease to such effect or because of certain other similar events. This prohibition on so-called "ipso facto clauses" could limit the ability of the Trustee for a series of certificates to exercise certain contractual remedies with respect to any leases. In addition, Section 362 of the Bankruptcy Code operates as an automatic stay of, among other things, any act to obtain possession of property from a debtor's estate, which may delay a Trustee's exercise of such remedies for a related series of certificates in the event that a related lessee or a related mortgagor becomes the subject of a proceeding under the Bankruptcy Code. For example, a mortgagee would be stayed from enforcing a lease assignment by a mortgagor related to a Mortgaged Property if the related mortgagor was in a bankruptcy proceeding. The legal proceedings necessary to resolve the issues could be time-consuming and might result in significant delays in the receipt of the assigned rents. Similarly, the filing of a petition in bankruptcy by or on behalf of a lessee of a Mortgaged Property would result in a stay against the commencement or continuation of any state court proceeding for past due rent, for accelerated rent, for damages or for a summary eviction order with respect to a default under the lease that occurred prior to the filing of the lessee's petition. Rents and other proceeds of a mortgage loan may also escape an assignment thereof if the assignment is not fully perfected under state law prior to commencement of the bankruptcy proceeding. See "--Leases and Rents."

     In addition, the Bankruptcy Code generally provides that a trustee or debtor-in-possession may, subject to approval of the court, (a) assume the lease and retain it or assign it to a third party or (b) reject the lease. If the lease is assumed, the trustee in bankruptcy on behalf of the lessee, or the lessee as debtor-in-possession, or the assignee, if applicable, must cure any defaults under the lease, compensate the lessor for its losses and provide the lessor with "adequate assurance" of future performance. Such remedies may be insufficient, however, as the lessor may be forced to continue under the lease with a lessee that is a poor credit risk or an unfamiliar tenant if the lease was assigned, and any assurances provided to the lessor may, in fact, be inadequate. If the lease is rejected, such rejection generally constitutes a breach of the executory contract or unexpired lease immediately before the date of filing the petition. As a consequence, the other party or parties to such lease, such as the mortgagor, as lessor under a lease, would have only an unsecured claim against the debtor for damages resulting from such breach, which could adversely affect the security for the related mortgage loan. In addition, pursuant to Section 502(b)(6) of the Bankruptcy Code, a lessor's damages for lease rejection in respect of future rent installments are limited to the rent reserved by the lease, without acceleration, for the greater of one year or 15%, not to exceed three years, of the remaining term of the lease.

     If a trustee in bankruptcy on behalf of a lessor, or a lessor as debtor-in-possession, rejects an unexpired lease of real property, the lessee may treat such lease as terminated by such rejection or, in the alternative, the lessee may remain in possession of the leasehold for the balance of such term and for any renewal or extension of such term that is enforceable by the lessee under applicable nonbankruptcy law. The Bankruptcy Code provides that if a lessee elects to remain in possession after such a rejection of a lease, the lessee may offset against rents reserved under the lease for the balance of the term after the date of rejection of the lease, and any such renewal or extension thereof, any damages occurring after such date caused by the nonperformance of any obligation of the lessor under the lease after such date. To the extent provided in the related prospectus supplement, the lessee will agree under certain leases to pay all amounts owing thereunder to the Master Servicer without offset. To the extent that such a contractual obligation remains enforceable against the lessee, the lessee would not be able to avail itself of the rights of offset generally afforded to lessees of real property under the Bankruptcy Code.

     In a bankruptcy or similar proceeding of a mortgagor, action may be taken seeking the recovery, as a preferential transfer or on other grounds, of any payments made by the mortgagor, or made directly by the related lessee, under the related mortgage loan to the Trustee for the benefit of Certificateholders. Payments on long-term debt may be protected from recovery as preferences if they are payments in the ordinary course of business made on debts incurred in the ordinary course of business. Whether any particular payment would be protected depends upon the facts specific to a particular transaction.

     A trustee in bankruptcy, in some cases, may be entitled to collect its costs and expenses in preserving or selling the mortgaged property ahead of payment to the lender. In certain circumstances, a debtor in bankruptcy may have the power to grant liens senior to the lien of a mortgage, and analogous state statutes and general principles of equity may also provide a mortgagor with means to halt a foreclosure proceeding or sale and to force a restructuring of a mortgage loan on terms a lender would not otherwise accept. Moreover, the laws of certain states also give priority to certain tax liens over the lien of a mortgage or deed of trust. Under the Bankruptcy Code, if the court finds that actions of the mortgagee have been unreasonable, the lien of the related mortgage may be subordinated to the claims of unsecured creditors.

      Certain of the mortgagors may be partnerships. The laws governing limited partnerships in certain states provide that the commencement of a case under the Bankruptcy Code with respect to a general partner will cause a person to cease to be a general partner of the limited partnership, unless otherwise provided in writing in the limited partnership agreement. This provision may be construed as an "ipso facto" clause and, in the event of the general partner's bankruptcy, may not be enforceable. Certain limited partnership agreements of the mortgagors may provide that the commencement of a case under the Bankruptcy Code with respect to the related general partner constitutes an event of withdrawal (assuming the enforceability of the clause is not challenged in bankruptcy proceedings or, if challenged, is upheld) that might trigger the dissolution of the limited partnership, the winding up of its affairs and the payment of its assets, unless (i) at the time there was at least one other general partner and the written provisions of the limited partnership permit the business of the limited partnership to be carried on by the remaining general partner and that general partner does so or (ii) the written provisions of the limited partnership agreement permit the limited partners to agree within a specified time frame (often 60 days) after such withdrawal to continue the business of the limited partnership and to the appointment of one or more general partners and the limited partners do so. In addition, the laws governing general partnerships in certain states provide that the commencement of a case under the Bankruptcy Code or state bankruptcy laws with respect to a general partner of such partnerships triggers the dissolution of such partnership, the winding up of its affairs and the distribution of its assets. Such state laws, however, may not be enforceable or effective in a bankruptcy case. The dissolution of a mortgagor, the winding up of its affairs and the distribution of its assets could result in an acceleration of its payment obligation under a related mortgage loan, which may reduce the yield on the related series of certificates in the same manner as a principal prepayment.

     In addition, the bankruptcy of the general or limited partner of a mortgagor that is a partnership, or the bankruptcy of a member of a mortgagor that is a limited liability company or the bankruptcy of a shareholder of a mortgagor that is a corporation may provide the opportunity in the bankruptcy case of such partner, member or shareholder to obtain an order from a court consolidating the assets and liabilities of the partner, member or shareholder with those of the mortgagor pursuant to the doctrines of substantive consolidation or piercing the corporate veil. In such a case, the respective Mortgaged Property, for example, would become property of the estate of such bankrupt partner, member or shareholder. Not only would the Mortgaged Property be available to satisfy the claims of creditors of such partner, member or shareholder, but an automatic stay would apply to any attempt by the Trustee to exercise remedies with respect to such Mortgaged Property. However, such an occurrence should not affect the Trustee's status as a secured creditor with respect to the mortgagor or its security interest in the Mortgaged Property.

Statutory Liabilities

     The Internal Revenue Code of 1986, as amended, provides priority to certain tax liens over the lien of the mortgage. In addition, substantive requirements are imposed upon mortgage lenders in connection with the origination and the servicing of mortgage loans by numerous federal and some state consumer protection laws. These laws may impose specific statutory liabilities upon lenders who originate mortgage loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the mortgage loans.

Enforceability of Certain Provisions

     Prepayment Provisions

     Courts generally enforce claims requiring prepayment fees unless enforcement would be unconscionable. However, the laws of certain states may render prepayment fees unenforceable after a mortgage loan has been outstanding for a certain number of years, or may limit the amount of any prepayment fee to a specified percentage of the original principal amount of the mortgage loan, to a specified percentage of the outstanding principal balance of a mortgage loan, or to a fixed number of months' interest on the prepaid amount. In certain states, prepayment fees payable on default or other involuntary acceleration of a mortgage loan may not be enforceable against the mortgagor. Some state statutory provisions may also treat certain prepayment fees as usurious if in excess of statutory limits. See "--Applicability of Usury Laws" below. Some of the mortgage loans for a series may not require the payment of specified fees as a condition to prepayment or such requirements have expired, and to the extent some mortgage loans do require such fees, such fees may not necessarily deter borrowers from prepaying their mortgage loans.

     Due-on-Sale Provisions

     The enforceability of due-on-sale clauses has been the subject of legislation or litigation in many states, and in some cases, typically involving single family residential mortgage transactions, their enforceability has been limited or denied. In any event, in situations relating primarily to residential properties, the Garn-St Germain Depository Institutions Act of 1982 (the "Garn-St Germain Act") preempts state constitutional, statutory and case law that prohibits the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to certain exceptions. As a result, due-on-sale clauses have become generally enforceable except in those states whose legislatures exercised their authority to regulate the enforceability of such clauses with respect to mortgage loans that were (i) originated or assumed during the "window period" under the Garn-St Germain Act, which ended in all cases not later than October 15, 1982, and (ii) originated by lenders other than national banks, federal savings institutions and federal credit unions. Also, the Garn-St Germain Act does "encourage" lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rates.

     The Agreement for each series will provide that if any mortgage loan contains a provision in the nature of a "due-on-sale" clause, which by its terms provides that: (i) such mortgage loan shall (or may at the mortgagee's option) become due and payable upon the sale or other transfer of an interest in the related Mortgaged Property; or (ii) such mortgage loan may not be assumed without the consent of the related mortgagee in connection with any such sale or other transfer, then, for so long as such mortgage loan is included in the Trust Fund, the Master Servicer, on behalf of the Trustee, shall take such actions as it deems to be in the best interest of the Certificateholders in accordance with the servicing standard set forth in the Agreement, and may waive or enforce any due-on-sale clause contained in the related mortgage loan.

     In addition, under federal bankruptcy law, due-on-sale clauses may not be enforceable in bankruptcy proceedings and may, under certain circumstances, be eliminated in any modified mortgage resulting from such bankruptcy proceeding.

     Acceleration on Default

     Some of the mortgage loans for a series will include a "debt acceleration" clause, which permits the lender to accelerate the full debt upon a monetary or nonmonetary default of the borrower. State courts generally will enforce clauses providing for acceleration in the event of a material payment default after giving effect to any appropriate notices. The equity courts of any state, however, may refuse to foreclose a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust or the circumstances would render the acceleration unconscionable. Furthermore, in some states, the borrower may avoid foreclosure and reinstate an accelerated loan by paying only the defaulted amounts and the costs and attorneys' fees incurred by the lender in collecting such defaulted payments.

     Forms of notes, mortgages and deeds of trust used by lenders may contain provisions obligating the borrower to pay a late charge if payments are not timely made. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments.

     Upon foreclosure, courts have applied general equitable principles. These equitable principles are generally designed to relieve the borrower from the legal effect of his defaults under the loan documents. Examples of judicial remedies that have been fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's judgment and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of the lender to foreclose if the default under the mortgage instrument is not monetary, such as the borrower's failing to maintain adequately the property or the borrower's executing a second mortgage or deed of trust affecting the property. Finally, some courts have been faced with the issue of whether or not federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under deeds of trust or mortgages receive notices in addition to the statutorily-prescribed minimum. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust, or by a mortgagee under a mortgage having a power of sale, does not involve sufficient state action to afford constitutional protections to the borrower.

     State courts also are known to apply various legal and equitable principles to avoid enforcement of the forfeiture provisions of Installment Contracts. For example, a lender's practice of accepting late payments from the borrower may be deemed a waiver of the forfeiture clause. State courts also may impose equitable grace periods for payment of arrearages or otherwise permit reinstatement of the contract following a default. Not infrequently, if a borrower under an
Installment Contract has significant equity in the property, equitable principles will be applied to reform or reinstate the contract or to permit the borrower to share the proceeds upon a foreclosure sale of the property if the sale price exceeds the debt.

     Soldiers' and Sailors' Relief Act

     Under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), an individual borrower who enters military service after the origination of such borrower's mortgage loan (including a borrower who is in reserve status at the time of the origination of the mortgage loan and is later called to active duty) may not be charged interest (including fees and charges) above an annual rate of 6% during the period of such borrower's active duty status, unless a court orders otherwise upon application of the lender. Any shortfall in interest collections resulting from the application of the Relief Act, to the extent not covered by any applicable credit enhancements, could result in losses to the Holders of the certificates. The Relief Act applies to mortgagors who are members of the Army, Navy, Air Force, Marines, National Guard, Reserves, Coast Guard and officers of the U.S. Public Health Service assigned to duty with the military. Because the Relief Act applies to mortgagors who enter military service (including reservists who are later called to active duty) after origination of the related mortgage loan, no information can be provided as to the number of mortgage loans that may be affected by the Relief Act. Some of the Mortgaged Properties relating to mortgage loans for a series may be owned by borrowers who are individuals currently in the military. In addition, the Relief Act imposes limitations which would impair the ability of the Master Servicer to foreclose on an affected mortgage loan during the borrower's period of active duty status and, under certain circumstances, during an additional three months thereafter. Thus, in the event that such a mortgage loan goes into default, there may be delays and losses occasioned by the inability to realize upon the Mortgaged Property in a timely fashion.

     Forfeitures in Drug and RICO Proceedings

     Federal law permits the government to seize real property that has been purchased with the proceeds of certain crimes (including drug trafficking, racketeering, money laundering, and fraud affecting financial institutions), and real property that has been used to facilitate certain crimes (including drug trafficking and money laundering). Forfeitures of real property usually are accomplished through criminal or civil judicial proceedings. In a criminal proceeding, forfeiture is imposed as a form of punishment following conviction of the property owner. Under certain circumstances, the government may even seize the defendant's real property before a conviction. In a civil forfeiture, the government brings an action against the real property, rather than the wrongdoer, based on the legal fiction that the property itself has been tainted by crime.

     The government must publish notice of the forfeiture proceeding and may give direct notice to all parties known to have an alleged interest in the property, including holders of mortgage loans. A mortgage lender may avoid forfeiture of its interest in the property if it can establish that: (i) its mortgage was executed and recorded before commission of the crime upon which the forfeiture is based, or (ii) the lender did not know of or consent to the underlying unlawful conduct. The U.S. Department of Justice has adopted an expedited settlement policy designed to resolve the claims of lienholders holding mortgages against properties that are subject to forfeiture.

Applicability of Usury Laws

     State and federal usury laws limit the interest that lenders are entitled to receive on a mortgage loan. In determining whether a given transaction is usurious, courts may include charges in the form of "points" and "fees" as "interest," but may exclude payments in the form of "reimbursement of foreclosure expenses" or other charges found to be distinct from "interest." If, however, the amount charged for the use of the money loaned is found to exceed a statutorily established maximum rate, the loan is generally found usurious regardless of the form employed or the degree of overcharge. Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980 ("Title V"), provides that state usury limitations shall not apply to certain types of residential (including multifamily but not other commercial) first mortgage loans originated by certain lenders after March 31, 1980. A similar federal statute was in effect with respect to mortgage loans made during the first three months of 1980. The statute authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

     In any state in which application of Title V has been expressly rejected or a provision limiting discount points or other charges is adopted, no mortgage loan originated after the date of such state action will be eligible for inclusion as part of the Trust Fund unless (i) such mortgage loan provides for such interest rate, discount points and charges as are permitted in such state or (ii) such mortgage loan provides that the terms thereof shall be construed in accordance with the laws of another state under which such interest rate, discount points and charges would not be usurious and the mortgagor's counsel has rendered an opinion that such choice of law provision would be given effect.

     Statutes differ in their provisions as to the consequences of a usurious loan. One group of statutes requires the lender to forfeit the interest due above the applicable limit or imposes a specified penalty. Under this statutory scheme, the borrower may cancel the recorded mortgage or deed of trust upon paying its debt with lawful interest, and the lender may foreclose, but only for the debt plus lawful interest. A second group of statutes is more severe. A violation of this type of usury law results in the invalidation of the transaction, thereby permitting the borrower to cancel the recorded mortgage or deed of trust without any payment or prohibiting the lender from foreclosing.

Alternative Mortgage Instruments

     Alternative mortgage instruments, including adjustable rate mortgage loans, originated by non-federally chartered lenders have historically been subjected to a variety of restrictions. Such restrictions differed from state to state, resulting in difficulties in determining whether a particular alternative mortgage instrument originated by a state-chartered lender was in compliance with applicable law. These difficulties were alleviated substantially as a result of the enactment of Title VIII of the Garn-St Germain Act ("Title VIII"). Title VIII provides that, notwithstanding any state law to the contrary, state-chartered banks may originate alternative mortgage instruments in accordance with regulations promulgated by the Comptroller of the Currency with respect to origination of alternative mortgage instruments by national banks, state-chartered credit unions may originate alternative mortgage instruments in accordance with regulations promulgated by the National Credit Union Administration (the "NCUA") with respect to origination of alternative mortgage instruments by federal credit unions, and all other non-federally chartered housing creditors, including state-chartered savings and loan associations, state-chartered savings banks and mortgage banking companies, may originate alternative mortgage instruments in accordance with the regulations promulgated by the Federal Home Loan Bank Board (now the Office of Thrift Supervision) with respect to origination of alternative mortgage instruments by federal savings and loan associations. Title VIII provides that any state may reject applicability of the provision of Title VIII by adopting, prior to October 15, 1985, a law or constitutional provision expressly rejecting the applicability of such provisions. Certain states have taken such action.

Leases and Rents

     Some of the mortgage loans for a series may be secured by an assignment of leases and rents, either through a separate document of assignment or as incorporated in the related mortgage. Under such assignments, the borrower under the mortgage loan typically assigns its right, title and interest as landlord under each lease and the income derived therefrom to the lender, while retaining a license to collect the rents for so long as there is no default under the mortgage loan. In the event the borrower defaults, the license terminates and the lender may be entitled to collect rents. The manner of perfecting the lender's interest in rents may depend on whether the borrower's assignment was absolute or one granted as security for the loan. Failure to properly perfect the lender's interest in rents may result in the loss of a substantial pool of funds which could otherwise serve as a source of repayment for the loan. Some state laws may require that to perfect its interest in rents, the lender must take possession of the property and /or obtain judicial appointment of a receiver before becoming entitled to collect the rents. Lenders that actually take possession of the property, however, may incur potentially substantial risks attendant to being a mortgagee in possession. Such risks include liability for environmental clean-up costs and other risks inherent to property ownership. In addition, if bankruptcy or similar proceedings are commenced by or in respect of the borrower, the lender's ability to collect the rents may be adversely affected. In the event of borrower default, the amount of rent the lender is able to collect from the tenants can significantly affect the value of the lender's security interest.

Secondary Financing; Due-on-Encumbrance Provisions

     Some of the mortgage loans for a series may not restrict secondary financing, thereby permitting the borrower to use the Mortgaged Property as security for one or more additional loans. Some of the mortgage loans may preclude secondary financing (often by permitting the first lender to accelerate the maturity of its loan if the borrower further encumbers the Mortgaged Property) or may require the consent of the senior lender to any junior or substitute financing; however, such provisions may be unenforceable in certain jurisdictions under certain circumstances. The Agreement for each series will provide that if any mortgage loan contains a provision in the nature of a "due-on-encumbrance" clause, which by its terms: (i) provides that such mortgage loan shall (or may at the mortgagee's option) become due and payable upon the creation of any lien or other encumbrance on the related Mortgaged Property; or
(ii) requires the consent of the related mortgagee to the creation of any such lien or other encumbrance on the related Mortgaged Property, then for so long as such mortgage loan is included in a given Trust Fund, the Master Servicer or, if such mortgage loan is a Specially Serviced Mortgage Loan, the Special Servicer, (or such other party as indicated in the Agreement) on behalf of such Trust Fund, shall exercise (or decline to exercise) any right it may have as the mortgagee of record with respect to such mortgage loan (x) to accelerate the payments thereon, or (y) to withhold its consent to the creation of any such lien or other encumbrance, in a manner consistent with the servicing standard set forth in the Agreement.

     Where the borrower encumbers the Mortgaged Property with one or more junior liens, the senior lender is subjected to additional risk. First, the borrower may have difficulty servicing and repaying multiple loans. Second, acts of the senior lender which prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the borrower and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent an existing junior lender is prejudiced or the borrower is additionally burdened. Third, if the borrower defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with, delay and in certain circumstances even prevent the taking of action by the senior lender. Fourth, the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

Certain Laws and Regulations

     The Mortgaged Properties will be subject to compliance with various federal, state and local statutes and regulations. Failure to comply (together with an inability to remedy any such failure) could result in material diminution in the value of a Mortgaged Property which could, together with the possibility of limited alternative uses for a particular Mortgaged Property (e.g., a nursing or convalescent home or hospital), result in a failure to realize the full principal amount of the related mortgage loan.

Type of Mortgaged Property

     The lender may be subject to additional risk depending upon the type and use of the Mortgaged Property in question. For instance, Mortgaged Properties which are hospitals, nursing homes or convalescent homes may present special risks to lenders in large part due to significant governmental regulation of the operation, maintenance, control and financing of health care institutions. Mortgages on Mortgaged Properties which are owned by the borrower under a condominium form of ownership are subject to the declaration, by-laws and other rules and regulations of the condominium association. Mortgaged Properties which are hotels or motels may present additional risk to the lender in that: (i) hotels and motels are typically operated pursuant to franchise, management and operating agreements which may be terminable by the franchisor, manager or operator; and (ii) the transferability of the hotel's operating, liquor and other licenses to the entity acquiring the hotel either through purchase or foreclosure is subject to the vagaries of local law requirements. In addition, Mortgaged Properties which are multifamily residential properties or cooperatively owned multifamily properties may be subject to rent control laws, which could impact the future cash flows of such properties.

Americans With Disabilities Act

     Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated thereunder (collectively, the "ADA"), in order to protect individuals with disabilities, public accommodations (such as hotels, restaurants, shopping centers, hospitals, schools and social service center establishments) must remove architectural and communication barriers which are structural in nature from existing places of public accommodation to the extent "readily achievable." In addition, under the ADA, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, such altered portions are readily accessible to and usable by disabled individuals. The "readily achievable" standard takes into account, among other factors, the financial resources of the affected site, owner, landlord or other applicable person. In addition to imposing a possible financial burden on the borrower in its capacity as owner or landlord, the ADA may also impose such requirements on a foreclosing lender who succeeds to the interest of the borrower as owner or landlord. Furthermore, since the "readily achievable" standard may vary depending on the financial condition of the owner or landlord, a foreclosing lender who is financially more capable than the borrower of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the borrower is subject.


                         FEDERAL INCOME TAX CONSEQUENCES

     The following represents the opinion of Cadwalader, Wickersham & Taft, special counsel to the Seller, as to the matters discussed herein. The following is a general discussion of the anticipated material federal income tax consequences of the purchase, ownership and disposition of certificates. The discussion below does not purport to address all federal income tax consequences that may be applicable to particular categories of investors, some of which may be subject to special rules. The authorities on which this discussion is based are subject to change or differing interpretations, and any such change or interpretation could apply retroactively. This discussion reflects the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), as well as regulations (the "REMIC Regulations") promulgated by the U.S. Department of Treasury (the "Treasury") on December 23, 1992. Investors should consult their own tax advisors in determining the federal, state, local and other tax consequences to them of the purchase, ownership and disposition of certificates.

     For purposes of this discussion, where the applicable prospectus supplement provides for a retention of a portion of the interest payments on the mortgage loans underlying a series of certificates, references to the Mortgage will be deemed to refer to that portion of the mortgage loans held by the Trust Fund which does not include the retained interest payments. References to a "holder" or "Certificateholder" in this discussion generally mean the beneficial owner of a certificate.

     This discussion addresses the federal income tax consequences of the treatment of the Trust Fund as a REMIC under " -- Federal Income Tax Consequences for REMIC Certificates" and as a grantor trust under "--Federal Income Tax Consequences for Certificates as to which No REMIC Election is Made." If an election is made instead to treat a Trust Fund as a FASIT, the applicable federal income tax consequences will be discussed in the related prospectus supplement.


             Federal Income Tax Consequences for REMIC Certificates

General

     With respect to a particular series of certificates, an election may be made to treat the Trust Fund or one or more segregated pools of assets therein as one or more REMICs within the meaning of Code Section 860D. A Trust Fund or a portion thereof as to which a REMIC election will be made will be referred to as a "REMIC Pool". For purposes of this discussion, certificates of a series as to which one or more REMIC elections are made are referred to as "REMIC Certificates" and will consist of one or more classes of "Regular Certificates" and one class of "Residual Certificates" in the case of each REMIC Pool. Qualification as a REMIC requires ongoing compliance with certain conditions. With respect to each series of REMIC Certificates, Cadwalader, Wickersham & Taft, has advised the Seller that in the firm's opinion, assuming (i) the making of such an election, (ii) compliance with the applicable Agreement and (iii) compliance with any changes in the law, including any amendments to the Code or applicable Treasury regulations thereunder, each REMIC Pool will qualify as a REMIC. This opinion will be filed as an Exhibit to the Form 8-K filed with the Commission relating to such series of certificates. In such case, the Regular Certificates will be considered to be "regular interests" in the REMIC Pool and generally will be treated for federal income tax purposes as if they were newly originated debt instruments, and the Residual Certificates will be considered to be "residual interests" in the REMIC Pool. The prospectus supplement for each series of certificates will indicate whether one or more REMIC elections with respect to the related Trust Fund will be made, in which event references to "REMIC" or "REMIC Pool" herein shall be deemed to refer to each such REMIC Pool. If so specified in the applicable prospectus supplement, the portion of a Trust Fund as to which a REMIC election is not made may be treated as a grantor trust for federal income tax purposes. See "--Federal Income Tax Consequences for Certificates as to Which No REMIC Election Is Made" below. For purposes of this discussion, unless otherwise specified, the term "mortgage loans" will be used to refer to mortgage loans and Installment Contracts.

Status of REMIC Certificates

     REMIC  Certificates  held by a domestic  building and loan association will constitute "a regular or residual interest in a REMIC" within the meaning of Code Section 7701(a)(19)(C)(xi) but only in the same proportion that the assets of the REMIC Pool would be treated as "loans . . . secured by an interest in real property which is . . . residential real property" or "loans secured by an interest in . . . health . . . institutions or facilities, including structures designed or used previously for residential purposes for . . . persons under care" (such as single family or multifamily properties or health-care properties,  but not other  commercial  properties)  within the  meaning of Code
Section 7701(a)(19)(C), and otherwise will not qualify for such treatment. REMIC Certificates held by a real estate investment trust will constitute "real estate assets" within the meaning of Code Section 856(c)(4)(A), and interest on the Regular Certificates and income with respect to Residual Certificates will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code Section 856(c)(3)(B) in the same proportion that, for both purposes, the assets of the REMIC Pool would be so treated. If at all times 95% or more of the assets of the REMIC Pool qualify for each of the foregoing respective treatments, the REMIC Certificates will qualify for the corresponding status in their entirety. For purposes of Code Section 856(c)(4)(A), payments of principal and interest on the mortgage loans that are reinvested pending distribution to holders of REMIC Certificates qualify for such treatment. Where two REMIC Pools are a part of a tiered structure they will be treated as one REMIC for purposes of the tests described above respecting asset ownership of more or less than 95%. Regular Certificates will represent "qualified mortgages," within the meaning of Code Section 860G(a)(3), for other REMICs and "permitted assets," within the meaning of Code
Section 860L(c), for financial asset securitization investment trusts. REMIC Certificates held by a regulated investment company will not constitute "Government securities" within the meaning of Code Section 851(b)(3)(A)(i). REMIC Certificates held by certain financial institutions will constitute an "evidence of indebtedness" within the meaning of Code Section 582(c)(1). The Small Business Job Protection Act of 1996 (the "SBJPA of 1996") repealed the reserve method for bad debts of domestic building and loan associations and mutual savings banks, and thus has eliminated the asset category of "qualifying real property loans" in former Code Section 593(d) for taxable years beginning after December 31, 1995. The requirement in the SBJPA of 1996 that such institutions must "recapture" a portion of their existing bad debt reserves is suspended if a certain portion of their assets are maintained in "residential loans" under Code Section 7701(a)(19)(C)(v), but only if such loans were made to acquire, construct or improve the related real property and not for the purpose of refinancing. However, no effort will be made to identify the portion of the mortgage loans of any series meeting this requirement, and no representation is made in this regard.

Qualification as a REMIC

     In order for the REMIC Pool to qualify as a REMIC, there must be ongoing compliance on the part of the REMIC Pool with the requirements set forth in the Code. The REMIC Pool must fulfill an asset test, which requires that no more than a de minimis portion of the assets of the REMIC Pool, as of the close of the third calendar month beginning after the "Startup Day" (which for purposes of this discussion is the date of issuance of the REMIC Certificates) and at all times thereafter, may consist of assets other than "qualified mortgages" and "permitted investments". The REMIC Regulations provide a safe harbor pursuant to which the de minimis requirement is met if at all times the aggregate adjusted basis of the nonqualified assets is less than 1% of the aggregate adjusted basis of all the REMIC Pool's assets. An entity that fails to meet the safe harbor may nevertheless demonstrate that it holds no more than a de minimis amount of nonqualified assets. A REMIC also must provide "reasonable arrangements" to prevent its residual interest from being held by "disqualified organizations" and must furnish applicable tax information to transferors or agents that violate this requirement. See "--Taxation of Residual Certificates--Tax-Related Restrictions on Transfer of Residual Certificates--Disqualified Organizations" below.

     A qualified mortgage is any obligation that is principally secured by an interest in real property and that is either transferred to the REMIC Pool on the Startup Day or is purchased by the REMIC Pool within a three-month period thereafter pursuant to a fixed price contract in effect on the Startup Day. Qualified mortgages include whole mortgage loans, such as the mortgage loans, certificates of beneficial interest in a grantor trust that holds mortgage loans, regular interests in another REMIC, such as certificates in a trust as to which a REMIC election has been made, loans secured by timeshare interests and loans secured by shares held by a tenant stockholder in a cooperative housing corporation, provided, in general, (i) the fair market value of the real property security (including buildings and structural components thereof) is at least 80% of the principal balance of the related mortgage loan either at origination or as of the Startup Day (an original loan-to-value ratio of not more than 125% with respect to the real property security) or (ii) substantially all the proceeds of the mortgage loan or the underlying mortgage loan were used to acquire, improve or protect an interest in real property that, at the origination date, was the only security for the mortgage loan or underlying mortgage loan. If the mortgage loan has been substantially modified other than in connection with a default or reasonably foreseeable default, it must meet the loan-to-value test in (i) of the preceding sentence as of the date of the last such modification. A qualified mortgage includes a qualified replacement mortgage, which is any property that would have been treated as a qualified mortgage if it were transferred to the REMIC Pool on the Startup Day and that is received either (i) in exchange for any qualified mortgage within a three-month period thereafter or (ii) in exchange for a "defective obligation" within a two-year period thereafter. A "defective obligation" includes (i) a mortgage in default or as to which default is reasonably foreseeable, (ii) a mortgage as to which a customary representation or warranty made at the time of transfer to the REMIC Pool has been breached, (iii) a mortgage that was fraudulently procured by the mortgagor, and (iv) a mortgage that was not in fact principally secured by real property (but only if such mortgage is disposed of within 90 days of discovery). A mortgage loan that is "defective" as described in clause (iv) that is not sold or, if within two years of the Startup Day, exchanged, within 90 days of discovery, ceases to be a qualified mortgage after such 90-day period.

     Permitted investments include cash flow investments, qualified reserve assets, and foreclosure property. A cash flow investment is an investment, earning a return in the nature of interest, of amounts received on or with respect to qualified mortgages for a temporary period, not exceeding 13 months, until the next scheduled distribution to holders of interests in the REMIC Pool. A qualified reserve asset is any intangible property held for investment that is part of any reasonably required reserve maintained by the REMIC Pool to provide for payments of expenses of the REMIC Pool or amounts due on the regular or residual interests in the event of defaults (including delinquencies) on the qualified mortgages, lower than expected reinvestment returns, prepayment interest shortfalls and certain other contingencies. The reserve fund will be disqualified if more than 30% of the gross income from the assets in such fund for the year is derived from the sale or other disposition of property held for less than three months, unless required to prevent a default on the regular interests caused by a default on one or more qualified mortgages. A reserve fund must be reduced "promptly and appropriately" as payments on the mortgage loans are received. Foreclosure property is real property acquired by the REMIC Pool in connection with the default or imminent default of a qualified mortgage and generally not held beyond the close of the third calendar year beginning after the year in which such property is acquired with an extension that may be granted by the Internal Revenue Service (the "Service").

     In addition to the foregoing requirements, the various interests in a REMIC Pool also must meet certain requirements. All of the interests in a REMIC Pool must be either of the following: (i) one or more classes of regular interests or
(ii) a single class of residual interests on which distributions, if any, are made pro rata. A regular interest is an interest in a REMIC Pool that is issued on the Startup Day with fixed terms, is designated as a regular interest, and unconditionally entitles the holder to receive a specified principal amount (or other similar amount), and provides that interest payments (or other similar amounts), if any, at or before maturity either are payable based on a fixed rate or a qualified variable rate, or consist of a specified, nonvarying portion of the interest payments on qualified mortgages. Such a specified portion may consist of a fixed number of basis points, a fixed percentage of the total interest, or a fixed or qualified variable or inverse variable rate on some or all of the qualified mortgages minus a different fixed or qualified variable rate. The specified principal amount of a regular interest that provides for interest payments consisting of a specified, nonvarying portion of interest payments on qualified mortgages may be zero. A residual interest is an interest in a REMIC Pool other than a regular interest that is issued on the Startup Day and that is designated as a residual interest. An interest in a REMIC Pool may be treated as a regular interest even if payments of principal with respect to such interest are subordinated to payments on other regular interests or the residual interest in the REMIC Pool, and are dependent on the absence of defaults or delinquencies on qualified mortgages or permitted investments, lower than reasonably expected returns on permitted investments, unanticipated expenses incurred by the REMIC Pool or prepayment interest shortfalls. Accordingly, the Regular Certificates of a series will constitute one or more classes of regular interests, and the Residual Certificates with respect to that series will constitute a single class of residual interests on which distributions are made pro rata.

     If an entity, such as the REMIC Pool, fails to comply with one or more of the ongoing requirements of the Code for REMIC status during any taxable year, the Code provides that the entity will not be treated as a REMIC for such year and thereafter. In this event, an entity with multiple classes of ownership interests may be treated as a separate association taxable as a corporation under Treasury regulations, and the Regular Certificates may be treated as equity interests therein. The Code, however, authorizes the Treasury Department to issue regulations that address situations where failure to meet one or more of the requirements for REMIC status occurs inadvertently and in good faith, and disqualification of the REMIC Pool would occur absent regulatory relief. Investors should be aware, however, that the Conference Committee Report to the Tax Reform Act of 1986 (the "1986 Act") indicates that the relief may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the REMIC Pool's income for the period of time in which the requirements for REMIC status are not satisfied.

Taxation of Regular Certificates

     General

     In general, interest, and original issue discount on a Regular Certificate will be treated as ordinary income to a holder of the Regular Certificate (the "Regular Certificateholder") as they accrue, and principal payments on a Regular Certificate will be treated as a return of capital to the extent of the Regular Certificateholder's basis in the Regular Certificate allocable thereto (other than accrued market discount not yet reported as income). Regular Certificateholders must use the accrual method of accounting with regard to Regular Certificates, regardless of the method of accounting otherwise used by such Regular Certificateholders.

     Original Issue Discount

     Certificates on which accrued interest is capitalized and deferred will be, and other classes of Regular Certificates may be, issued with "original issue discount" within the meaning of Code Section 1273(a). Holders of any class of Regular Certificates having original issue discount generally must include original issue discount in ordinary income for federal income tax purposes as it accrues, in accordance with the constant yield method that takes into account the compounding of interest, in advance of receipt of the cash attributable to such income. The following discussion is based in part on temporary and final Treasury regulations issued on February 2, 1994 (the "OID Regulations"), as amended on June 14, 1996, under Code Sections 1271 through 1273 and 1275 and in part on the provisions of the 1986 Act. Regular Certificateholders should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the Regular Certificates. To the extent such issues are not addressed in such regulations, it is anticipated that the Trustee will apply the methodology described in the Conference Committee Report to the 1986 Act. No assurance can be provided that the Service will not take a different position as to those matters not currently addressed by the OID Regulations. Moreover, the OID Regulations include an anti-abuse rule allowing the Service to apply or depart from the OID Regulations where necessary or appropriate to ensure a reasonable tax result in light of the applicable statutory provisions. A tax result will not be considered unreasonable under the anti-abuse rule in the absence of a substantial effect on the present value of a taxpayer's tax liability. Investors are advised to consult their own tax advisors as to the discussion herein and the appropriate method for reporting interest and original issue discount with respect to the Regular Certificates.

     Each Regular Certificate (except to the extent described below with respect to a Regular Certificate on which principal is distributed by random lot ("Random Lot Certificates")) will be treated as a single installment obligation for purposes of determining the original issue discount includible in a Regular Certificateholder's income. The total amount of original issue discount on a Regular Certificate is the excess of the "stated redemption price at maturity" of the Regular Certificate over its "issue price". The issue price of a class of Regular Certificates offered pursuant to this prospectus generally is the first price at which a substantial amount of Regular Certificates of that class is sold to the public (excluding bond houses, brokers and underwriters). Although unclear under the OID Regulations, the Seller intends to treat the issue price of a class as to which there is no sale of a substantial amount as of the issue date or that is retained by the Seller as the fair market value of that class as of the issue date. The issue price of a Regular Certificate also includes the amount paid by an initial Regular Certificateholder for accrued interest that relates to a period prior to the issue date of the Regular Certificate, unless the Regular Certificateholder elects on its federal income tax return to exclude such amount from the issue price and to recover it on the first Distribution Date. The stated redemption price at maturity of a Regular Certificate always includes the original principal amount of the Regular Certificate, but generally will not include distributions of stated interest if such interest distributions constitute "qualified stated interest". Under the OID Regulations, qualified stated interest generally means interest payable at a single fixed rate or a qualified variable rate (as described below) provided that such interest payments are unconditionally payable at intervals of one year or less during the entire term of the Regular Certificate. Because there is no penalty or default remedy in the case of nonpayment of interest with respect to a Regular Certificate, it is possible that no interest on any class of Regular Certificates will be treated as qualified stated interest. However, except as provided in the following three sentences or in the applicable prospectus supplement, because the underlying mortgage loans provide for remedies in the event of default, it is anticipated that the Trustee will treat interest with respect to the Regular Certificates as qualified stated interest. Distributions of interest on an Accrual Certificate, or on other Regular Certificates with respect to which deferred interest will accrue, will not constitute qualified stated interest, in which case the stated redemption price at maturity of such Regular Certificates includes all distributions of interest as well as principal thereon. Likewise, the Seller intends to treat an "interest only" class, or a class on which interest is substantially disproportionate to its principal amount (a so-called "super-premium" class) as having no qualified stated interest. Where the interval between the issue date and the first Distribution Date on a Regular Certificate is shorter than the interval between subsequent Distribution Dates, the interest attributable to the additional days will be included in the stated redemption price at maturity.

     Under a de minimis rule, original issue discount on a Regular Certificate will be considered to be zero if such original issue discount is less than 0.25% of the stated redemption price at maturity of the Regular Certificate multiplied by the weighted average maturity of the Regular Certificate. For this purpose, the weighted average maturity of the Regular Certificate is computed as the sum of the amounts determined by multiplying the number of full years (i.e., rounding down partial years) from the issue date until each distribution is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the Regular Certificate and the denominator of which is the stated redemption price at maturity of the Regular Certificate. The Conference Committee Report to the 1986 Act provides that the schedule of such distributions should be determined in accordance with the assumed rate of prepayment of the mortgage loans (the "Prepayment Assumption") and the anticipated reinvestment rate, if any, relating to the Regular Certificates. The Prepayment Assumption with respect to a series of Regular Certificates will be set forth in the related prospectus supplement. Holders generally must report de minimis OID pro rata as principal payments are received, and such income will be capital gain if the Regular Certificate is held as a capital asset. However, under the OID Regulations, Regular Certificateholders may elect to accrue all de minimis original issue discount as well as market discount and market premium under the constant yield method. See "--Election to Treat All Interest Under the Constant Yield Method" below.

     A Regular Certificateholder generally must include in gross income for any taxable year the sum of the "daily portions," as defined below, of the original issue discount on the Regular Certificate accrued during an accrual period for each day on which it holds the Regular Certificate, including the date of purchase but excluding the date of disposition. It is anticipated that the Trustee will treat the monthly period ending on the day before each Distribution Date as the accrual period. With respect to each Regular Certificate, a calculation will be made of the original issue discount that accrues during each successive full accrual period (or shorter period from the date of original issue) that ends on the day before the related Distribution Date on the Regular Certificate. The Conference Committee Report to the 1986 Act states that the rate of accrual of original issue discount is intended to be based on the Prepayment Assumption. Other than as discussed below with respect to a Random Lot Certificate, the original issue discount accruing in a full accrual period would be the excess, if any, of (i) the sum of (a) the present value of all of the remaining distributions to be made on the Regular Certificate as of the end of that accrual period and (b) the distributions made on the Regular Certificate during the accrual period that are included in the Regular Certificate's stated redemption price at maturity, over (ii) the adjusted issue price of the Regular Certificate at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence is calculated based on (i) the yield to maturity of the Regular Certificate at the issue date,
(ii) events (including actual prepayments) that have occurred prior to the end of the accrual period and (iii) the Prepayment Assumption. For these purposes, the adjusted issue price of a Regular Certificate at the beginning of any accrual period equals the issue price of the Regular Certificate, increased by the aggregate amount of original issue discount with respect to the Regular Certificate that accrued in all prior accrual periods and reduced by the amount of distributions included in the Regular Certificate's stated redemption price at maturity that were made on the Regular Certificate in such prior periods. The original issue discount accruing during any accrual period (as determined in this paragraph) will then be divided by the number of days in the period to determine the daily portion of original issue discount for each day in the period. With respect to an initial accrual period shorter than a full accrual period, the daily portions of original issue discount must be determined according to an appropriate allocation under any reasonable method.

     Under the method described above, the daily portions of original issue discount required to be included in income by a Regular Certificateholder generally will increase to take into account prepayments on the Regular Certificates as a result of prepayments on the mortgage loans that exceed the Prepayment Assumption, and generally will decrease (but not below zero for any period) if the prepayments are slower than the Prepayment Assumption. However, in the case of certain classes of Regular Certificates of a series, an increase in prepayments on the mortgage loans can result in both a change in the priority of principal payments with respect to such classes of and either an increase or decrease in the daily portions of original issue discount with respect to such classes.

     In the case of a Random Lot Certificate, it is anticipated that the Trustee will determine the yield to maturity of such certificate based upon the anticipated payment characteristics of the class as a whole under the Prepayment Assumption. In general, the original issue discount accruing on each Random Lot Certificate in a full accrual period would be its allocable share of the original issue discount with respect to the entire class, as determined in accordance with the preceding paragraph. However, in the case of a distribution in retirement of the entire unpaid principal balance of any Random Lot
Certificate (or portion of such unpaid principal balance), (a) the remaining unaccrued original issue discount allocable to such certificate (or to such portion) will accrue at the time of such distribution, and (b) the accrual of original issue discount allocable to each remaining certificate of such class (or the remaining unpaid principal balance of a partially redeemed Random Lot Certificate after a distribution of principal has been received) will be adjusted by reducing the present value of the remaining payments on such class and by reducing the adjusted issue price of such class to the extent of the portion of the adjusted issue price attributable to the portion of the unpaid principal balance of such class that was distributed. The Seller believes that the foregoing treatment is consistent with the "pro rata prepayment" rules of the OID Regulations, but with the rate of accrual of original issue discount determined based on the Prepayment Assumption for the class as a whole. Investors are advised to consult their tax advisors as to this treatment.

     Acquisition Premium

     A purchaser of a Regular Certificate at a price greater than its adjusted issue price but less than its stated redemption price at maturity will be required to include in gross income the daily portions of the original issue discount on the Regular Certificate reduced pro rata by a fraction, the numerator of which is the excess of its purchase price over such adjusted issue price and the denominator of which is the excess of the remaining stated redemption price at maturity over the adjusted issue price. Alternatively, such a subsequent purchaser may elect to treat all such acquisition premium under the constant yield method, as described below under the heading "--Election to Treat All Interest Under the Constant Yield Method" below.

     Variable Rate Regular Certificates

     Regular Certificates may provide for interest based on a variable rate. Under the OID Regulations, interest is treated as payable at a variable rate if, generally, (i) the issue price does not exceed the original principal balance by more than a specified amount and (ii) the interest compounds or is payable at least annually at current values of (a) one or more "qualified floating rates",
(b) a single fixed rate and one or more qualified floating rates, (c) a single "objective rate", or (d) a single fixed rate and a single objective rate that is a "qualified inverse floating rate". A floating rate is a qualified floating rate if variations in the rate can reasonably be expected to measure contemporaneous variations in the cost of newly borrowed funds, where such rate is subject to a fixed multiple that is greater than 0.65 but not more than 1.35. Such rate may also be increased or decreased by a fixed spread or subject to a fixed cap or floor, or a cap or floor that is not reasonably expected as of the issue date to affect the yield of the instrument significantly. An objective rate is any rate (other than a qualified floating rate) that is determined using a single fixed formula and that is based on objective financial or economic information, provided that such information is not (i) within the control of the issuer or a related party or (ii) unique to the circumstances of the issuer or a related party. A qualified inverse floating rate is a rate equal to a fixed rate minus a qualified floating rate that inversely reflects contemporaneous variations in the cost of newly borrowed funds; an inverse floating rate that is not a qualified inverse floating rate may nevertheless be an objective rate. A class of Regular Certificates may be issued under this prospectus that provides for interest that is not a fixed rate and also does not have a variable rate under the foregoing rules, for example, a class that bears different rates at different times during the period it is outstanding such that it is considered significantly "front-loaded" or "back-loaded" within the meaning of the OID Regulations. It is possible that such a class may be considered to bear "contingent interest" within the meaning of the OID Regulations. The OID Regulations, as they relate to the treatment of contingent interest, are by their terms not applicable to Regular Certificates. However, if final regulations dealing with contingent interest with respect to Regular
Certificates apply the same principles as existing contingent rules, such regulations may lead to different timing of income inclusion that would be the case under the OID Regulations. Furthermore, application of such principles could lead to the characterization of gain on the sale of contingent interest Regular Certificates as ordinary income. Investors should consult their tax advisors regarding the appropriate treatment of any Regular Certificate that does not pay interest at a fixed rate or variable rate as described in this paragraph.

     Under the REMIC Regulations, a Regular Certificate (i) bearing a rate that is tied to current values of a rate that qualifies as a variable rate under the OID Regulations (or the highest, lowest or average of two or more such variable rates, including a rate based on the average cost of funds of one or more financial institutions), or a positive or negative multiple of such a rate (plus or minus a specified number of basis points), or that represents a weighted average of rates on some or all of the mortgage loans, including such a rate that is subject to one or more caps or floors, or (ii) bearing one or more such variable rates for one or more periods or one or more fixed rates for one or more periods, and a different variable rate or fixed rate for other periods, qualifies as a regular interest in a REMIC. It is anticipated that the Trustee will treat Regular Certificates that qualify as regular interests under this rule in the same manner as obligations bearing a variable rate for original issue discount reporting purposes.

     The amount of original issue discount with respect to a Regular Certificate bearing a variable rate of interest will accrue in the manner described above under "Original Issue Discount" with the yield to maturity and future payments on such Regular Certificate generally to be determined by assuming that interest will be payable for the life of the Regular Certificate based on the initial rate (or, if different, the value of the applicable variable rate as of the pricing date) for the relevant class. It is anticipated that the Trustee will treat such variable interest as qualified stated interest, other than variable interest on an interest-only or super-premium class, which will be treated as non-qualified stated interest includible in the stated redemption price at maturity. Ordinary income reportable for any period will be adjusted based on subsequent changes in the applicable interest rate index.

     Although unclear under the OID Regulations, it is anticipated that the Trustee will treat Regular Certificates bearing an interest rate that is a weighted average of the net interest rates on mortgage loans which themselves have fixed or qualified variable rates, as having qualified stated interest. In the case of adjustable rate mortgage loans, the applicable index used to compute interest on the mortgage loans in effect on the pricing date (or possibly the issue date) will be deemed to be in effect over the life of the mortgage loans beginning with the period in which the first weighted average adjustment date occurring after the issue date occurs. Adjustments will be made in each accrual period either increasing or decreasing the amount or ordinary income reportable to reflect the interest rate on the Regular Certificates.

     Market Discount

     A purchaser of a Regular Certificate also may be subject to the market discount rules of Code Section 1276 through 1278. Under these Code sections and the principles applied by the OID Regulations in the context of original issue discount, "market discount" is the amount by which the purchaser's original basis in the Regular Certificate (i) is exceeded by the then-current principal amount of the Regular Certificate or (ii) in the case of a Regular Certificate having original issue discount, is exceeded by the adjusted issue price of such Regular Certificate at the time of purchase. Such purchaser generally will be required to recognize ordinary income to the extent of accrued market discount on such Regular Certificate as distributions includible in the stated redemption price at maturity thereof are received, in an amount not exceeding any such distribution. Such market discount would accrue in a manner to be provided in Treasury regulations and should take into account the Prepayment Assumption. The Conference Committee Report to the 1986 Act provides that until such regulations are issued, such market discount would accrue either (i) on the basis of a constant interest rate, (ii) in the ratio of stated interest allocable to the relevant period to the sum of the interest for such period plus the remaining interest as of the end of such period, or (iii) in the case of a Regular Certificate issued with original issue discount, in the ratio of original issue discount accrued for the relevant period to the sum of the original issue discount accrued for such period plus the remaining original issue discount as of the end of such period. Such purchaser also generally will be required to treat a portion of any gain on a sale or exchange of the Regular Certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income as partial distributions in reduction of the stated redemption price at maturity were received. Such purchaser will be required to defer deduction of a portion of the excess of the interest paid or accrued on indebtedness incurred to purchase or carry a Regular Certificate over the interest distributable thereon. The deferred portion of such interest expense in any taxable year generally will not exceed the accrued market discount on the Regular Certificate for such year. Any such deferred interest expense is, in general, allowed as a deduction not later than the year in which the related market discount income is recognized or the Regular Certificate is disposed of. As an alternative to the inclusion of market discount in income on the foregoing basis, the Regular Certificateholder may elect to include market discount in income currently as it accrues on all market discount instruments acquired by such Regular Certificateholder in that taxable year or thereafter, in which case the interest deferral rule will not apply. See "--Election to Treat All Interest Under the Constant Yield Method" below regarding an alternative manner in which such election may be deemed to be made.

     Market discount with respect to a Regular Certificate will be considered to be zero if such market discount is less than 0.25% of the remaining stated redemption price at maturity of such Regular Certificate multiplied by the weighted average maturity of the Regular Certificate (determined as described above in the third paragraph under "Original Issue Discount") remaining after the date of purchase. It appears that de minimis market discount would be reported in a manner similar to de minimis original issue discount. See "--Original Issue Discount" above. Treasury regulations implementing the market discount rules have not yet been issued, and therefore investors should consult their own tax advisors regarding the application of these rules. Investors should also consult Revenue Procedure 92-67 concerning the elections to include market discount in income currently and to accrue market discount on the basis of the constant yield method.

     Premium

     A Regular Certificate purchased at a cost greater than its remaining stated redemption price at maturity generally is considered to be purchased at a premium. If the Regular Certificateholder holds such Regular Certificate as a "capital asset" within the meaning of Code Section 1221, the Regular
Certificateholder may elect under Code Section 171 to amortize such premium under the constant yield method. Final Treasury Regulations issued under Code
Section 171 do not by their terms apply to prepayable debt instruments such as the Regular Certificates. However, the Conference Committee Report to the 1986 Act indicates a Congressional intent that the same rules that will apply to the accrual of market discount on installment obligations will also apply to amortizing bond premium under Code Section 171 on installment obligations such as the Regular Certificates, although it is unclear whether the alternatives to the constant yield method described above under "Market Discount" are available. Amortizable bond premium will be treated as an offset to interest income on a Regular Certificate rather than as a separate deduction item. See "--Election to Treat All Interest Under the Constant Yield Method" below regarding an alternative manner in which the Code Section 171 election may be deemed to be made.

     Election to Treat All Interest Under the Constant Yield Method

     A holder of a debt instrument such as a Regular Certificate may elect to treat all interest that accrues on the instrument using the constant yield method, with none of the interest being treated as qualified stated interest. For purposes of applying the constant yield method to a debt instrument subject to such an election, (i) "interest" includes stated interest, original issue discount, de minimis original issue discount, market discount and de minimis market discount, as adjusted by any amortizable bond premium or acquisition premium and (ii) the debt instrument is treated as if the instrument were issued on the holder's acquisition date in the amount of the holder's adjusted basis immediately after acquisition. It is unclear whether, for this purpose, the initial Prepayment Assumption would continue to apply or if a new prepayment assumption as of the date of the holder's acquisition would apply. A holder generally may make such an election on an instrument by instrument basis or for a class or group of debt instruments. However, if the holder makes such an election with respect to a debt instrument with amortizable bond premium or with market discount, the holder is deemed to have made elections to amortize bond premium or to report market discount income currently as it accrues under the constant yield method, respectively, for all debt instruments acquired by the holder in the same taxable year or thereafter. The election is made on the holder's federal income tax return for the year in which the debt instrument is acquired and is irrevocable except with the approval of the Service. Investors should consult their own tax advisors regarding the advisability of making such an election.

Sale or Exchange of Regular Certificates

     If a Regular Certificateholder sells or exchanges a Regular Certificate, the Regular Certificateholder will recognize gain or loss equal to the difference, if any, between the amount realized and its adjusted basis in the Regular Certificate. The adjusted basis of a Regular Certificate generally will equal the cost of the Regular Certificate to the seller, increased by any original issue discount or market discount previously included in the seller's gross income with respect to the Regular Certificate and reduced by amounts included in the stated redemption price at maturity of the Regular Certificate that were previously received by the seller, by any amortized premium and by any recognized losses.

     Except as described above with respect to market discount, and except as provided in this paragraph, any gain or loss on the sale or exchange of a Regular Certificate realized by an investor who holds the Regular Certificate as a capital asset will be capital gain or loss and will be long-term, or short-term depending on whether the Regular Certificate has been held for the applicable capital gain holding period. Such gain will be treated as ordinary income (i) if a Regular Certificate is held as part of a "conversion transaction" as defined in Code Section 1258(c), up to the amount of interest that would have accrued on the Regular Certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable Federal rate under Code Section 1274(d) in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior distribution of property that was held as a part of such transaction, (ii) in the case of a non-corporate taxpayer, to the extent such taxpayer has made an election under Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary rates, or (iii) to the extent that such gain does not exceed the excess, if any, of (a) the amount that would have been includible in the gross income of the holder if its yield on such Regular Certificate were 110% of the applicable Federal rate as of the date of purchase, over (b) the amount of income actually includible in the gross income of such holder with respect to the Regular Certificate. In addition, gain or loss recognized from the sale of a Regular Certificate by certain banks or thrift institutions will be treated as ordinary income or loss pursuant to Code Section 582(c). Generally, short-term capital gains of certain non-corporate taxpayers are subject to the same tax rate as the ordinary income of such taxpayers (39.6%) for property held for not more than one year, and long-term capital gains of such taxpayers are subject to a maximum tax rate of 20% for property held for more than one year. The maximum tax rate for corporations is the same with respect to both ordinary income and capital gains.

     Treatment of Losses

     Holders of Regular Certificates will be required to report income with respect to Regular Certificates on the accrual method of accounting, without giving effect to delays or reductions in distributions attributable to defaults or delinquencies on the mortgage loans allocable to a particular class of Regular Certificates, except to the extent it can be established that such losses are uncollectible. Accordingly, the holder of a Regular Certificate may have income, or may incur a diminution in cash flow as a result of a default or delinquency, but may not be able to take a deduction (subject to the discussion below) for the corresponding loss until a subsequent taxable year. In this regard, investors are cautioned that while they may generally cease to accrue interest income if it reasonably appears that the interest will be uncollectible, the Internal Revenue Service may take the position that original issue discount must continue to be accrued in spite of its uncollectibility until the debt instrument is disposed of in a taxable transaction or becomes worthless in accordance with the rules of Code Section 166. Under Code Section 166, it appears that holders of Regular Certificates that are corporations or that otherwise hold the Regular Certificates in connection with a trade or business should in general be allowed to deduct as an ordinary loss any such loss sustained during the taxable year on account of any such Regular Certificates becoming wholly or partially worthless, and that, in general, holders of Regular Certificates that are not corporations and do not hold the Regular Certificates in connection with a trade or business will be allowed to deduct as a short-term capital loss any loss with respect to principal sustained during the taxable year on account of a portion of any class or subclass of such Regular Certificates becoming wholly worthless. Although the matter is not free from doubt, non-corporate holders of Regular Certificates should be allowed a bad debt deduction at such time as the principal balance of any class or subclass of such Regular Certificates is reduced to reflect losses resulting from any liquidated mortgage loans. The Service, however, could take the position that non-corporate holders will be allowed a bad debt deduction to reflect such losses only after all mortgage loans remaining in the Trust Fund have been liquidated or such class of Regular Certificates has been otherwise retired. The Service could also assert that losses on the Regular Certificates are deductible based on some other method that may defer such deductions for all holders, such as reducing future cash flow for purposes of computing original issue discount. This may have the effect of creating "negative" original issue discount which would be deductible only against future positive original issue discount or otherwise upon termination of the class. Holders of Regular Certificates are urged to consult their own tax advisors regarding the appropriate timing, amount and character of any loss sustained with respect to such Regular Certificates. While losses attributable to interest previously reported as income should be deductible as ordinary losses by both corporate and non-corporate holders the Service may take the position that losses attributable to accrued original issue discount may only be deducted as capital losses in the case of non-corporate holders who do not hold Regular Certificates in connection with a trade or business. Special loss rules are applicable to banks and thrift institutions, including rules regarding reserves for bad debts. Such taxpayers are advised to consult their tax advisors regarding the treatment of losses on Regular Certificates.

Taxation of Residual Certificates

     Taxation of REMIC Income

     Generally, the "daily portions" of REMIC taxable income or net loss will be includible as ordinary income or loss in determining the federal taxable income of holders of Residual Certificates ("Residual Certificateholders"), and will not be taxed separately to the REMIC Pool. The daily portions of REMIC taxable income or net loss of a Residual Certificateholder are determined by allocating the REMIC Pool's taxable income or net loss for each calendar quarter ratably to each day in such quarter and by allocating such daily portion among the Residual Certificateholders in proportion to their respective holdings of Residual Certificates in the REMIC Pool on such day. REMIC taxable income is generally determined in the same manner as the taxable income of an individual using the accrual method of accounting, except that (i) the limitations on deductibility of investment interest expense and expenses for the production of income do not apply, (ii) all bad loans will be deductible as business bad debts and (iii) the limitation on the deductibility of interest and expenses related to tax-exempt income will apply. The REMIC Pool's gross income, includes interest, original issue discount income and market discount income, if any, on the mortgage loans (reduced by amortization of any premium on the mortgage loans), plus issue premium on Regular Certificates, plus income on reinvestment of cash flows and reserve assets, plus any cancellation of indebtedness income upon allocation of realized losses to the Regular Certificates. The REMIC Pool's deductions include interest and original issue discount expense on the Regular Certificates, servicing fees on the mortgage loans, other administrative expenses of the REMIC Pool and realized losses on the mortgage loans. The requirement that Residual Certificateholders report their pro rata share of taxable income or net loss of the REMIC Pool will continue until there are no certificates of any class of the related series outstanding.

     The taxable income recognized by a Residual Certificateholder in any taxable year will be affected by, among other factors, the relationship between the timing of recognition of interest and original issue discount or market discount income or amortization of premium with respect to the mortgage loans, on the one hand, and the timing of deductions for interest (including original issue discount) or income from amortization of issue premium on the Regular Certificates, on the other hand. In the event that an interest in the mortgage loans is acquired by the REMIC Pool at a discount, and one or more of such mortgage loans is prepaid, the Residual Certificateholder may recognize taxable income without being entitled to receive a corresponding amount of cash because
(i) the prepayment may be used in whole or in part to make distributions in reduction of principal on the Regular Certificates and (ii) the discount on the mortgage loans which is includible in income may exceed the deduction allowed upon such distributions on those Regular Certificates on account of any unaccrued original issue discount relating to those Regular Certificates. When there is more than one class of Regular Certificates that distribute principal sequentially, this mismatching of income and deductions is particularly likely to occur in the early years following issuance of the Regular Certificates when distributions in reduction of principal are being made in respect of earlier classes of Regular Certificates to the extent that such classes are not issued with substantial discount or are issued at a premium. If taxable income attributable to such a mismatching is realized, in general, losses would be allowed in later years as distributions on the later classes of Regular Certificates are made. Taxable income may also be greater in earlier years than in later years as a result of the fact that interest expense deductions, expressed as a percentage of the outstanding principal amount of such a series of Regular Certificates, may increase over time as distributions in reduction of principal are made on the lower yielding classes of Regular Certificates, whereas to the extent that the REMIC Pool includes fixed rate mortgage loans, interest income with respect to any given mortgage loan will remain constant over time as a percentage of the outstanding principal amount of that loan. Consequently, Residual Certificateholders must have sufficient other sources of cash to pay any federal, state or local income taxes due as a result of such mismatching or unrelated deductions against which to offset such income, subject to the discussion of "excess inclusions" below under "--Limitations on Offset or Exemption of REMIC Income". The timing of such mismatching of income and deductions described in this paragraph, if present with respect to a series of certificates, may have a significant adverse effect upon the Residual
Certificateholder's after-tax rate of return. In addition, a Residual Certificateholder's taxable income during certain periods may exceed the income reflected by such Residual Certificateholder for such periods in accordance with generally accepted accounting principles. Investors should consult their own accountants concerning the accounting treatment of their investment in Residual Certificates.

     Basis and Losses

     The amount of any net loss of the REMIC Pool that may be taken into account by the Residual Certificateholder is limited to the adjusted basis of the Residual Certificate as of the close of the quarter (or time of disposition of the Residual Certificate if earlier), determined without taking into account the net loss for the quarter. The initial adjusted basis of a purchaser of a
Residual Certificate is the amount paid for such Residual Certificate. Such adjusted basis will be increased by the amount of taxable income of the REMIC Pool reportable by the Residual Certificateholder and will be decreased (but not below zero), first, by a cash distribution from the REMIC Pool and, second, by the amount of loss of the REMIC Pool reportable by the Residual Certificateholder. Any loss that is disallowed on account of this limitation may be carried over indefinitely with respect to the Residual Certificateholder as to whom such loss was disallowed and may be used by such Residual Certificateholder only to offset any income generated by the same REMIC Pool.

     A Residual Certificateholder will not be permitted to amortize directly the cost of its Residual Certificate as an offset to its share of the taxable income of the related REMIC Pool. However, that taxable income will not include cash received by the REMIC Pool that represents a recovery of the REMIC Pool's basis in its assets. Such recovery of basis by the REMIC Pool will have the effect of amortization of the issue price of the Residual Certificates over their life. However, in view of the possible acceleration of the income of Residual Certificateholders described above under "--Taxation of REMIC Income", the period of time over which such issue price is effectively amortized may be longer than the economic life of the Residual Certificates.

     A Residual Certificate may have a negative value if the net present value of anticipated tax liabilities exceeds the present value of anticipated cash flows. The REMIC Regulations appear to treat the issue price of such a residual interest as zero rather than such negative amount for purposes of determining the REMIC Pool's basis in its assets. The preamble to the REMIC Regulations states that the Service may provide future guidance on the proper tax treatment of payments made by a transferor of such a residual interest to induce the transferee to acquire the interest, and Residual Certificateholders should consult their own tax advisors in this regard.

     Further, to the extent that the initial adjusted basis of a Residual Certificateholder (other than an original holder) in the Residual Certificate is greater that the corresponding portion of the REMIC Pool's basis in the mortgage loans, the Residual Certificateholder will not recover a portion of such basis until termination of the REMIC Pool unless future Treasury regulations provide for periodic adjustments to the REMIC income otherwise reportable by such holder. The REMIC Regulations currently in effect do not so provide. See "--Treatment of Certain Items of REMIC Income and Expense--Market Discount" below regarding the basis of mortgage loans to the REMIC Pool and "--Sale or Exchange of a Residual Certificate" below regarding possible treatment of a loss upon termination of the REMIC Pool as a capital loss.

     Treatment of Certain Items of REMIC Income and Expense

     Although the Seller intends to compute REMIC income and expense in accordance with the Code and applicable regulations, the authorities regarding the determination of specific items of income and expense are subject to differing interpretations. The Seller makes no representation as to the specific method that the Trustee will use for reporting income with respect to the mortgage loans and expenses with respect to the Regular Certificates, and different methods could result in different timing of reporting of taxable income or net loss to Residual Certificateholders or differences in capital gain versus ordinary income.

     Original Issue Discount and Premium. Generally, the REMIC Pool's deductions for original issue discount will be determined in the same manner as original issue discount income on Regular Certificates as described above under "--Taxation of Regular Certificates--Original Issue Discount" and "--Variable Rate Regular Certificates", without regard to the de minimis rule described therein, and "--Taxation of Regular Certificates--Premium" above.

     Market Discount. The REMIC Pool will have market discount income in respect of mortgage loans if, in general, the basis of the REMIC Pool allocable to such mortgage loans is exceeded by their unpaid principal balances. The REMIC Pool's basis in such mortgage loans is generally the fair market value of the mortgage loans immediately after the transfer thereof to the REMIC Pool. The REMIC Regulations provide that such basis is equal in the aggregate to the issue prices of all regular and residual interests in the REMIC Pool (or the fair market value thereof at the Closing Date, in the case of a retained class). In respect of mortgage loans that have market discount to which Code Section 1276 applies, the accrued portion of such market discount would be recognized currently as an item of ordinary income in a manner similar to original issue discount. Market discount income generally will accrue on a constant yield method.

     Premium. Generally, if the basis of the REMIC Pool in the mortgage loans exceeds the unpaid principal balances thereof, the REMIC Pool will be considered to have acquired such mortgage loans at a premium equal to the amount of such excess. As stated above, the REMIC Pool's basis in mortgage loans is the fair market value of the mortgage loans, based on the aggregate of the issue prices (or the fair market value of retained classes) of the regular and residual interests in the REMIC Pool immediately after the transfer thereof to the REMIC Pool. In a manner analogous to the discussion above under "--Taxation of Regular Certificates--Premium", a REMIC Pool that holds a mortgage loan as a capital asset under Code Section 1221 may elect under Code Section 171 to amortize premium on whole mortgage loans under the constant yield method. Amortizable bond premium will be treated as an offset to interest income on the mortgage loans, rather than as a separate deduction item. To the extent that the mortgagors with respect to the mortgage loans are individuals, Code Section 171 will not be available for premium on mortgage loans originated on or prior to September 27, 1985. Premium with respect to such mortgage loans may be deductible in accordance with a reasonable method regularly employed by the holder thereof. The allocation of such premium pro rata among principal payments should be considered a reasonable method; however, the Service may argue that such premium should be allocated in a different manner, such as allocating such premium entirely to the final payment of principal.

     Limitations on Offset or Exemption of REMIC Income

     A portion or all of the REMIC taxable income includible in determining the federal income tax liability of a Residual Certificateholder will be subject to special treatment. That portion, referred to as the "excess inclusion", is equal to the excess of REMIC taxable income for the calendar quarter allocable to a Residual Certificate over the daily accruals for such quarterly period of (i) 120% of the long-term applicable Federal rate that would have applied to the Residual Certificate (if it were a debt instrument) on the Startup Day under Code Section 1274(d), multiplied by (ii) the adjusted issue price of such Residual Certificate at the beginning of such quarterly period. For this purpose, the adjusted issue price of a Residual Certificate at the beginning of a quarter is the issue price of the Residual Certificate, plus the amount of such daily accruals of REMIC income described in this paragraph for all prior quarters, decreased by any distributions made with respect to such Residual Certificate prior to the beginning of such quarterly period. Accordingly, the portion of the REMIC Pool's taxable income that will be treated as excess inclusions will be a larger portion of such income as the adjusted issue price of the Residual Certificates diminishes.

     The portion of a Residual Certificateholder's REMIC taxable income consisting of the excess inclusions generally may not be offset by other deductions, including net operating loss carryforwards, on such Residual Certificateholder's return. However, net operating loss carryovers are determined without regard to excess inclusion income. Further, if the Residual Certificateholder is an organization subject to the tax on unrelated business income imposed by Code Section 511, the Residual Certificateholder's excess inclusions will be treated as unrelated business taxable income of such Residual Certificateholder for purposes of Code Section 511. In addition, REMIC taxable income is subject to 30% withholding tax with respect to certain persons who are not U.S. Persons (as defined below under "--Tax-Related Restrictions on Transfer of Residual Certificates--Foreign Investors"), and the portion thereof attributable to excess inclusions is not eligible for any reduction in the rate of withholding tax (by treaty or otherwise). See "--Taxation of Certain Foreign Investors--Residual Certificates" below. Finally, if a real estate investment trust or a regulated investment company owns a Residual Certificate, a portion (allocated under Treasury regulations yet to be issued) of dividends paid by the real estate investment trust or a regulated investment company could not be offset by net operating losses of its shareholders, would constitute unrelated business taxable income for tax-exempt shareholders, and would be ineligible for reduction of withholding to certain persons who are not U.S. Persons. The SBJPA of 1996 has eliminated the special rule permitting Section 593 institutions ("thrift institutions") to use net operating losses and other allowable deductions to offset their excess inclusion income from Residual Certificates that have "significant value" within the meaning of the REMIC Regulations, effective for taxable years beginning after December 31, 1995, except with respect to Residual Certificates continuously held by thrift institutions since November 1, 1995.

     In addition, the SBJPA of 1996 provides three rules for determining the effect of excess inclusions on the alternative minimum taxable income of a Residual Holder. First, alternative minimum taxable income for a Residual Holder is determined without regard to the special rule, discussed above, that taxable income cannot be less than excess inclusions. Second, a Residual Holder's alternative minimum taxable income for a taxable year cannot be less than the excess inclusions for the year. Third, the amount of any alternative minimum tax net operating loss deduction must be computed without regard to any excess inclusions. These rules are effective for taxable years beginning after December 31, 1986, unless a Residual Holder elects to have such rules apply only to taxable years beginning after August 20, 1996.

     Tax-Related Restrictions on Transfer of Residual Certificates

     Disqualified Organizations. If any legal or beneficial interest in a Residual Certificate is transferred to a Disqualified Organization (as defined below), a tax would be imposed in an amount equal to the product of (i) the present value of the total anticipated excess inclusions with respect to such
Residual Certificate for periods after the transfer and (ii) the highest marginal federal income tax rate applicable to corporations. The REMIC Regulations provide that the anticipated excess inclusions are based on actual prepayment experience to the date of the transfer and projected payments based on the Prepayment Assumption. The present value rate equals the applicable Federal rate under Code Section 1274(d) as of the date of the transfer for a term ending with the last calendar quarter in which excess inclusions are expected to accrue. Such a tax generally would be imposed on the transferor of the Residual Certificate, except that where such transfer is through an agent (including a broker, nominee or other middleman) for a Disqualified Organization, the tax would instead be imposed on such agent. However, a transferor of a Residual Certificate would in no event be liable for such tax with respect to a transfer if the transferee furnishes to the transferor an affidavit that the transferee is not a Disqualified Organization and, as of the time of the transfer, the transferor does not have actual knowledge that such affidavit is false. The tax also may be waived by the Treasury Department if the Disqualified Organization promptly disposes of the residual interest and the transferor pays income tax at the highest corporate rate on the excess inclusions for the period the Residual Certificate is actually held by the Disqualified Organization.

     In addition, if a "Pass-Through Entity" (as defined below) has excess inclusion income with respect to a Residual Certificate during a taxable year and a Disqualified Organization is the record holder of an equity interest in such entity, then a tax is imposed on such entity equal to the product of (i) the amount of excess inclusions on the Residual Certificate that are allocable to the interest in the Pass-Through Entity during the period such interest is held by such Disqualified Organization, and (ii) the highest marginal federal corporate income tax rate. Such tax would be deductible from the ordinary gross income of the Pass-Through Entity for the taxable year. The Pass-Through Entity would not be liable for such tax if it has received an affidavit from such record holder that it is not a Disqualified Organization or stating such holder's taxpayer identification number and, during the period such person is the record holder of the Residual Certificate, the Pass-Through Entity does not have actual knowledge that such affidavit is false.

     For taxable years beginning on or after January 1, 1998, if an "electing large partnership" holds a Residual Certificate, all interests in the electing large partnership are treated as held by Disqualified Organizations for purposes of the tax imposed upon a Pass-Through Entity by Section 860E(c) of the Code. An exception to this tax, otherwise available to a Pass-Through Entity that is furnished certain affidavits by record holders of interests in the entity and that does not know such affidavits are false, is not available to an electing large partnership.

     For these purposes, (i) "Disqualified Organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (provided, that such term does not include an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by any such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), and any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from taxation under the Code unless such organization is subject to the tax on unrelated business income imposed by Code Section 511, (ii) "Pass-Through Entity" means any regulated investment company, real estate investment trust, common trust fund, partnership, trust or estate and certain corporations operating on a cooperative basis. Except as may be provided in Treasury regulations, any person holding an interest in a Pass-Through Entity as a nominee for another will, with respect to such interest, be treated as a Pass-Through Entity and (iii) an "electing large partnership" means any partnership having more than 100 members during the preceding tax year (other than certain service partnerships and commodity pools), which elect to apply simplified reporting provisions under the Code.

     The Agreement with respect to a series of certificates will provide that no legal or beneficial interest in a Residual Certificate may be transferred unless
(i) the proposed transferee provides to the transferor and the Trustee an affidavit providing its taxpayer identification number and stating that such transferee is the beneficial owner of the Residual Certificate, is not a Disqualified Organization and is not purchasing such Residual Certificates on behalf of a Disqualified Organization (i.e., as a broker, nominee or middleman thereof), and (ii) the transferor provides a statement in writing to the Seller and the Trustee that it has no actual knowledge that such affidavit is false. Moreover, the Agreement will provide that any attempted or purported transfer in violation of these transfer restrictions will be null and void and will vest no rights in any purported transferee. Each Residual Certificate with respect to a series will bear a legend referring to such restrictions on transfer, and each Residual Certificateholder will be deemed to have agreed, as a condition of ownership thereof, to any amendments to the related Agreement required under the Code or applicable Treasury regulations to effectuate the foregoing restrictions. Information necessary to compute an applicable excise tax must be furnished to the Service and to the requesting party within 60 days of the request, and the Seller or the Trustee may charge a fee for computing and providing such information.

     Noneconomic Residual Interests. The REMIC Regulations would disregard certain transfers of Residual Certificates, in which case the transferor would continue to be treated as the owner of the Residual Certificates and thus would continue to be subject to tax on its allocable portion of the net income of the REMIC Pool. Under the REMIC Regulations, a transfer of a "noneconomic residual interest" (as defined below) to a Residual Certificateholder (other than a Residual Certificateholder who is not a U.S. Person, as defined below under "--Taxation of Certain Foreign Investors") is disregarded for all federal income tax purposes if a significant purpose of the transferor is to impede the assessment or collection of tax. A residual interest in a REMIC (including a residual interest with a positive value at issuance) is a "noneconomic residual interest" unless, at the time of the transfer, (i) the present value of the expected future distributions on the residual interest at least equals the product of the present value of the anticipated excess inclusions and the highest corporate income tax rate in effect for the year in which the transfer occurs, and (ii) the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. The anticipated excess inclusions and the present value rate are determined in the same manner as set forth above under "Disqualified
Organizations". The REMIC Regulations explain that a significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. A safe harbor is provided if (i) the transferor conducted, at the time of the transfer, a reasonable investigation of the financial condition of the transferee and found that the transferee historically had paid its debts as they came due and found no significant evidence to indicate that the transferee would not continue to pay its debts as they came due in the future, and (ii) the transferee represents to the transferor that it understands that, as the holder of the noneconomic residual interest, the transferee may incur tax liabilities in excess of cash flows generated by the interest and that the transferee intends to pay taxes associated with holding the residual interest as they become due. The Agreement with respect to each series of certificates will require the transferee of a Residual Certificate to certify to the matters in the preceding sentence as part of the affidavit described above under "--Disqualified Organizations". The transferor must have no actual knowledge or reason to know that such statements are false.

     Foreign Investors. The REMIC Regulations provide that the transfer of a Residual Certificate that has "tax avoidance potential" to a "foreign person" will be disregarded for all federal tax purposes. This rule appears intended to apply to a transferee who is not a "U.S. Person" (as defined below), unless such transferee's income is effectively connected with the conduct of a trade or business within the United States. A Residual Certificate is deemed to have tax avoidance potential unless, at the time of the transfer, (i) the future value of expected distributions equals at least 30% of the anticipated excess inclusions after the transfer, and (ii) the transferor reasonably expects that the transferee will receive sufficient distributions from the REMIC Pool at or after the time at which the excess inclusions accrue and prior to the end of the next succeeding taxable year for the accumulated withholding tax liability to be paid. If the non-U.S. Person transfers the Residual Certificate back to a U.S. Person, the transfer will be disregarded and the foreign transferor will continue to be treated as the owner unless arrangements are made so that the transfer does not have the effect of allowing the transferor to avoid tax on accrued excess inclusions.

     The prospectus supplement relating to a series of certificates may provide that a Residual Certificate may not be purchased by or transferred to any person that is not a U.S. Person or may describe the circumstances and restrictions pursuant to which such a transfer may be made. The term "U.S. Person" means a citizen or resident of the United States, a corporation, partnership (except to the extent provided in applicable Treasury regulations) or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to U.S. federal income tax regardless of the source of its income, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

     Sale or Exchange of a Residual Certificate

     Upon the sale or exchange of a Residual Certificate, the Residual Certificateholder will recognize gain or loss equal to the excess, if any, of the amount realized over the adjusted basis (as described above under "--Taxation of Residual Certificates--Basis and Losses") of such Residual Certificateholder in such Residual Certificate at the time of the sale or exchange. In addition to reporting the taxable income of the REMIC Pool, a Residual Certificateholder will have taxable income to the extent that any cash distribution to it from the REMIC Pool exceeds such adjusted basis on that Distribution Date. Such income will be treated as gain from the sale or exchange of the Residual Certificate. It is possible that the termination of the REMIC Pool may be treated as a sale or exchange of a Residual Certificateholder's Residual Certificate, in which case, if the Residual Certificateholder has an adjusted basis in such Residual Certificateholder's Residual Certificate remaining when its interest in the REMIC Pool terminates, and if such Residual Certificateholder holds such Residual Certificate as a capital asset under Code
Section 1221, then such Residual Certificateholder will recognize a capital loss at that time in the amount of such remaining adjusted basis.

     Any gain on the sale of a Residual Certificate will be treated as ordinary income (i) if a Residual Certificate is held as part of a "conversion transaction" as defined in Code Section 1258(c), up to the amount of interest that would have accrued on the Residual Certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable Federal rate in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as a part of such transaction or (ii) in the case of a non-corporate taxpayer, to the extent such taxpayer has made an election under Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary income rates. In addition, gain or loss recognized from the sale of a Residual Certificate by certain banks or thrift institutions will be treated as ordinary income or loss pursuant to Code Section 582(c).

     The Conference Committee Report to the 1986 Act provides that, except as provided in Treasury regulations yet to be issued, the wash sale rules of Code
Section 1091 will apply to dispositions of Residual Certificates where the seller of the Residual Certificate, during the period beginning six months before the sale or disposition of the Residual Certificate and ending six months after such sale or disposition, acquires (or enters into any other transaction that results in the application of Section 1091) any residual interest in any REMIC or any interest in a "taxable mortgage pool" (such as a non-REMIC owner trust) that is economically comparable to a Residual Certificate.

     Mark to Market Regulations

     Prospective purchasers of the Residual Certificates should also be aware that on January 3, 1995, the Service issued final regulations (the "Mark to Market Regulations") under Code Section 475 relating to the requirement that a securities dealer mark to market securities held for sale to customers. This mark-to-market requirement applies to all securities of a dealer, except to the extent that the dealer has specifically identified a security as held for investment. The Mark to Market Regulations provide that, for purposes of this mark-to-market requirement, a Residual Certificate is not treated as a security and thus may not be marked to market. The Mark to Market Regulations apply to all Residual Certificates acquired on or after January 4, 1995.

Taxes that May Be Imposed on the REMIC Pool

     Prohibited Transactions

     Income from certain transactions by the REMIC Pool, called prohibited transactions, will not be part of the calculation of income or loss includible in the federal income tax returns of Residual Certificateholders, but rather will be taxed directly to the REMIC Pool at a 100% rate. Prohibited transactions generally include (i) the disposition of a qualified mortgage other than for (a) substitution within two years of the Startup Day for a defective (including a defaulted) obligation (or repurchase in lieu of substitution of a defective (including a defaulted) obligation at any time) or for any qualified mortgage within three months of the Startup Day, (b) foreclosure, default or imminent default of a qualified mortgage, (c) bankruptcy or insolvency of the REMIC Pool or (d) a qualified (complete) liquidation, (ii) the receipt of income from assets that are not the type of mortgages or investments that the REMIC Pool is permitted to hold, (iii) the receipt of compensation for services or (iv) the receipt of gain from disposition of cash flow investments other than pursuant to a qualified liquidation. Notwithstanding clauses (i) and (iv) above, it is not a prohibited transaction to sell REMIC Pool property to prevent a default on Regular Certificates as a result of a default on qualified mortgages or to facilitate a clean-up call (generally, an optional termination to save administrative costs when no more than a small percentage of the certificates is outstanding). The REMIC Regulations indicate that the modification of a mortgage loan generally will not be treated as a disposition if it is occasioned by a default or reasonably foreseeable default, an assumption of the mortgage loan, the waiver of a due-on-sale or due-on-encumbrance clause or the conversion of an interest rate by a mortgagor pursuant to the terms of a convertible adjustable rate mortgage loan.

     Contributions to the REMIC Pool After the Startup Day

     In general, the REMIC Pool will be subject to a tax at a 100% rate on the value of any property contributed to the REMIC Pool after the Startup Day. Exceptions are provided for cash contributions to the REMIC Pool (i) during the three months following the Startup Day, (ii) made to a qualified reserve fund by a Residual Certificateholder, (iii) in the nature of a guarantee, (iv) made to facilitate a qualified liquidation or clean-up call and (v) as otherwise permitted in Treasury regulations yet to be issued.

     Net Income from Foreclosure Property

     The REMIC Pool will be subject to federal income tax at the highest corporate rate on "net income from foreclosure property", determined by reference to the rules applicable to real estate investment trusts. Generally, property acquired by deed in lieu of foreclosure would be treated as "foreclosure property" for a period not exceeding the close of the third calendar year beginning after the year in which the REMIC Pool acquired such property, with a possible extension. Net income from foreclosure property generally means gain from the sale of a foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust.

     It is not anticipated that the REMIC Pool will receive income or contributions subject to tax under the preceding three paragraphs, except as described in the applicable prospectus supplement with respect to net income from foreclosure property on a commercial or multifamily residential property that secured a mortgage loan. In addition, it is not anticipated that any material state income or franchise tax will be imposed on a REMIC Pool.

Liquidation of The REMIC Pool

     If a REMIC Pool adopts a plan of complete liquidation, within the meaning of Code Section 860F(a)(4)(A)(i), which may be accomplished by designating in the REMIC Pool's final tax return a date on which such adoption is deemed to occur, and sells all of its assets (other than cash) within a 90-day period beginning on the date of the adoption of the plan of liquidation, the REMIC Pool will not be subject to the prohibited transaction rules on the sale of its assets, provided that the REMIC Pool credits or distributes in liquidation all of the sale proceeds plus its cash (other than amounts retained to meet claims) to holders of Regular Certificates and Residual Certificateholders within the 90-day period.

Administrative Matters

     The REMIC Pool will be required to maintain its books on a calendar year basis and to file federal income tax returns for federal income tax purposes in a manner similar to a partnership. The form for such income tax return is Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return. The Trustee will be required to sign the REMIC Pool's returns. Treasury regulations provide that, except where there is a single Residual Certificateholder for an entire taxable year, the REMIC Pool will be subject to the procedural and administrative rules of the Code applicable to partnerships, including the determination by the Service of any adjustments to, among other things, items of REMIC income, gain, loss, deduction or credit in a unified administrative proceeding. The Residual Certificateholder owning the largest percentage interest in the Residual Certificates will be obligated to act as "tax matters person", as defined in applicable Treasury regulations, with respect to the REMIC Pool. Each Residual Certificateholder will be deemed, by acceptance of such Residual Certificates, to have agreed (i) to the appointment of the tax matters person as provided in the preceding sentence and (ii) to the irrevocable designation of the Trustee as agent for performing the functions of the tax matters person.

Limitations on Deduction of Certain Expenses

     An investor who is an individual, estate or trust will be subject to limitation with respect to certain itemized deductions described in Code Section 67, to the extent that such itemized deductions, in the aggregate, do not exceed 2% of the investor's adjusted gross income. In addition, Code Section 68 provides that itemized deductions otherwise allowable for a taxable year of an individual taxpayer will be reduced by the lesser of (i) 3% of the excess, if any, of adjusted gross income over $100,000 ($50,000 in the case of a married individual filing a separate return) (subject to annual adjustments for post-1991 inflation) or (ii) 80% of the amount of itemized deductions otherwise allowable for such year. In the case of a REMIC Pool, such deductions may include deductions under Code Section 212 for the Servicing Fee and all administrative and other expenses relating to the REMIC Pool or any similar expenses allocated to the REMIC Pool with respect to a regular interest it holds in another REMIC. Such investors who hold REMIC Certificates either directly or indirectly through certain pass-through entities may have their pro rata share of such expenses allocated to them as additional gross income, but may be subject to such limitation on deductions. In addition, such expenses are not deductible at all for purposes of computing the alternative minimum tax, and may cause such investors to be subject to significant additional tax liability. Temporary Treasury regulations provide that the additional gross income and corresponding amount of expenses generally are to be allocated entirely to the holders of Residual Certificates in the case of a REMIC Pool that would not qualify as a fixed investment trust in the absence of a REMIC election. However, such additional gross income and limitation on deductions will apply to the allocable portion of such expenses to holders of Regular Certificates, as well as holders of Residual Certificates, where such Regular Certificates are issued in a manner that is similar to pass-through certificates in a fixed investment trust. In general, such allocable portion will be determined based on the ratio that a REMIC Certificateholder's income, determined on a daily basis, bears to the income of all holders of Regular Certificates and Residual Certificates with respect to a REMIC Pool. As a result, individuals, estates or trusts holding REMIC Certificates (either directly or indirectly through a grantor trust, partnership, S corporation, REMIC, or certain other pass-through entities described in the foregoing temporary Treasury regulations) may have taxable income in excess of the interest income at the pass-through rate on Regular Certificates that are issued in a single class or otherwise consistently with fixed investment trust status or in excess of cash distributions for the related period on Residual Certificates. All such expenses will be allocable to the Residual Certificates or as otherwise indicated in the prospectus supplement.

Taxation of Certain Foreign Investors

     Regular Certificates

     Interest, including original issue discount, distributable to Regular Certificateholders who are non-resident aliens, foreign corporations, or other Non-U.S Persons (as defined below), will be considered "portfolio interest" and, therefore, generally will not be subject to 30% United States withholding tax, provided that such Non-U.S. Person (i) is not a "10-percent shareholder" (within the meaning of Code Section 871(h)(3)(B)) of, or a controlled foreign corporation (described in Code Section 881(c)(3)(C)) related to, the REMIC (or possibly one or more mortgagors) and (ii) provides the Trustee, or the person who would otherwise be required to withhold tax from such distributions under Code Section 1441 or 1442, with an appropriate statement, signed under penalties of perjury, identifying the beneficial owner and stating, among other things, that the beneficial owner of the Regular Certificate is a Non-U.S. Person. If such statement, or any other required statement, is not provided, 30% withholding will apply unless reduced or eliminated pursuant to an applicable tax treaty or unless the interest on the Regular Certificate is effectively connected with the conduct of a trade or business within the United States by such Non-U.S. Person. In the latter case, such Non-U.S. Person will be subject to United States federal income tax at regular rates. Prepayment Premiums distributable to Regular Certificateholders who are Non-U.S. Persons may be subject to 30% United States withholding tax. Investors who are Non-U.S. Persons should consult their own tax advisors regarding the specific tax consequences to them of owning a Regular Certificate. The term "Non-U.S.
Person"  means any person who is not a U.S. Person.

     The IRS recently issued final regulations (the "New Regulations") which would provide alternative methods of satisfying the beneficial ownership certification requirement described above. The New Regulations are effective January 1, 2000, although valid withholding certificates that are held on December 31, 1999, remain valid until the earlier of December 31, 2000 or the due date of expiration of the certificate under the rules as currently in effect. The New Regulations would require, in the case of Regular Certificates held by a foreign partnership, that (x) the certification described above be provided by the partners rather than by the foreign partnership and (y) the partnership provide certain information, including a United States taxpayer identification number. A look-through rule would apply in the case of tiered partnerships. Non-U.S. Persons should consult their own tax advisors concerning the application of the certification requirements in the New Regulations.

     Residual Certificates

     The Conference Committee Report to the 1986 Act indicates that amounts paid to Residual Certificateholders who are Non-U.S. Persons are treated as interest for purposes of the 30% (or lower treaty rate) United States withholding tax. Treasury regulations provide that amounts distributed to Residual Certificateholders may qualify as "portfolio interest", subject to the conditions described in "Regular Certificates" above, but only to the extent that (i) the mortgage loans were issued after July 18, 1984 and (ii) the Trust Fund or segregated pool of assets therein (as to which a separate REMIC election will be made), to which the Residual Certificate relates, consists of obligations issued in "registered form" within the meaning of Code Section 163(f)(1). Generally, whole mortgage loans will not be considered obligations issued in registered form. Furthermore, a Residual Certificateholder will not be entitled to any exemption from the 30% withholding tax (or lower treaty rate) to the extent of that portion of REMIC taxable income that constitutes an "excess inclusion". See "--Taxation of Residual Certificates--Limitations on Offset or Exemption of REMIC Income". If the amounts paid to Residual Certificateholders who are Non-U.S. Persons are effectively connected with the conduct of a trade or business within the United States by such Non-U.S. Persons, 30% (or lower treaty rate) withholding will not apply. Instead, the amounts paid to such Non-U.S. Persons will be subject to United States federal income tax at regular rates. If 30% (or lower treaty rate) withholding is applicable, such amounts generally will be taken into account for purposes of withholding only when paid or otherwise distributed (or when the Residual Certificate is disposed of) under rules similar to withholding upon disposition of debt instruments that have original issue discount. See "--Tax-Related Restrictions on Transfer of Residual Certificates--Foreign Investors" above concerning the disregard of certain transfers having "tax avoidance potential". Investors who are Non-U.S. Persons should consult their own tax advisors regarding the specific tax consequences to them of owning Residual Certificates.

Backup Withholding

     Distributions made on the Regular Certificates, and proceeds from the sale of the Regular Certificates to or through certain brokers, may be subject to a "backup" withholding tax under Code Section 3406 of 31% on "reportable payments" (including interest distributions, original issue discount, and, under certain circumstances, principal distributions) unless the Regular Certificateholder complies with certain reporting and/or certification procedures, including the provision of its taxpayer identification number to the Trustee, its agent or the broker who effected the sale of the Regular Certificate, or such Certificateholder is otherwise an exempt recipient under applicable provisions of the Code. Any amounts to be withheld from distribution on the Regular Certificates would be refunded by the Service or allowed as a credit against the Regular Certificateholder's federal income tax liability. The New Regulations change certain of the rules relating to certain presumptions currently available relating to information reporting and backup withholding. Non-U.S. Persons are urged to contact their own tax advisors regarding the application to them of backup withholding and information reporting.

Reporting Requirements

     Reports of accrued interest, original issue discount and information necessary to compute the accrual of any market discount on the Regular Certificates will be made annually to the Service and to individuals, estates, non-exempt and non-charitable trusts, and partnerships who are either holders of record of Regular Certificates or beneficial owners who own Regular Certificates through a broker or middleman as nominee. All brokers, nominees and all other non-exempt holders of record of Regular Certificates (including corporations, non-calendar year taxpayers, securities or commodities dealers, real estate investment trusts, investment companies, common trust funds, thrift institutions and charitable trusts) may request such information for any calendar quarter by telephone or in writing by contacting the person designated in Service Publication 938 with respect to a particular series of Regular Certificates. Holders through nominees must request such information from the nominee.

     The Service's Form 1066 has an accompanying Schedule Q, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation. Treasury regulations require that Schedule Q be furnished by the REMIC Pool to each Residual Certificateholder by the end of the month following the close of each calendar quarter (41 days after the end of a quarter under proposed Treasury regulations) in which the REMIC Pool is in existence.

     Treasury regulations require that, in addition to the foregoing requirements, information must be furnished quarterly to Residual Certificateholders, furnished annually, if applicable, to holders of Regular Certificates, and filed annually with the Service concerning Code Section 67 expenses (see "--Limitations on Deduction of Certain Expenses" above) allocable to such holders. Furthermore, under such regulations, information must be furnished quarterly to Residual Certificateholders, furnished annually to holders of Regular Certificates, and filed annually with the Service concerning the percentage of the REMIC Pool's assets meeting the qualified asset tests described above under "--Status of REMIC Certificates".


                Federal Income Tax Consequences for Certificates
                      as to which No REMIC Election is Made

Standard Certificates

     General

     In the event that no election is made to treat a Trust Fund (or a segregated pool of assets therein) with respect to a series of Certificates that are not designated as "Stripped Certificates", as described below, as a REMIC (Certificates of such a series hereinafter referred to as "Standard Certificates"), in the opinion of Cadwalader, Wickersham & Taft, the Trust Fund will be classified as a grantor trust under subpart E, Part 1 of subchapter J of the Code and not as an association taxable as a corporation or a "taxable mortgage pool" within the meaning of Code Section 7701(i). This opinion will be filed as an Exhibit to the Form 8-K filed with the Commission relating to such series of certificates. Where there is no retention of a portion of the interest payments with respect to the mortgage loans underlying the Standard
Certificates, the holder of each such Standard Certificate (a "Standard Certificateholder") in such series will be treated as the owner of a pro rata undivided interest in the ordinary income and corpus portions of the Trust Fund represented by its Standard Certificate and will be considered the beneficial owner of a pro rata undivided interest in each of the mortgage loans, subject to the discussion below under " -- Recharacterization of Servicing Fees". Accordingly, the holder of a Standard Certificate of a particular series will be required to report on its federal income tax return its pro rata share of the entire income from the mortgage loans represented by its Standard Certificate, including interest at the coupon rate on such mortgage loans, original issue discount (if any), Prepayment Premiums, assumption fees, and late payment charges received by the Master Servicer, in accordance with such Standard Certificateholder's method of accounting. A Standard Certificateholder generally will be able to deduct its share of the Servicing Fee and all administrative and other expenses of the Trust Fund in accordance with its method of accounting, provided that such amounts are reasonable compensation for services rendered to that Trust Fund. However, investors who are individuals, estates or trusts who own Standard Certificates, either directly or indirectly through certain pass-through entities, will be subject to limitation with respect to certain itemized deductions described in Code Section 67, including deductions under Code Section 212 for the Servicing Fee and all such administrative and other expenses of the Trust Fund, to the extent that such deductions, in the aggregate, do not exceed two percent of an investor's adjusted gross income. In addition, Code Section 68 provides that itemized deductions otherwise allowable for a taxable year of an individual taxpayer will be reduced by the lesser of
(i) 3% of the excess, if any, of adjusted gross income over $100,000 ($50,000 in the case of a married individual filing a separate return) (subject to adjustments for inflation), or (ii) 80% of the amount of itemized deductions otherwise allowable for such year. As a result, such investors holding Standard Certificates, directly or indirectly through a pass-through entity, may have aggregate taxable income in excess of the aggregate amount of cash received on such Standard Certificates with respect to interest at the pass-through rate on such Standard Certificates. In addition, such expenses are not deductible at all for purposes of computing the alternative minimum tax, and may cause such investors to be subject to significant additional tax liability. Moreover, where there is fixed retained yield with respect to the mortgage loans underlying a series of Standard Certificates or where the Servicing Fee is in excess of reasonable servicing compensation, the transaction will be subject to the application of the "stripped bond" and "stripped coupon" rules of the Code, as described below under "--Stripped Certificates" and "--Recharacterization of Servicing Fees", respectively.

     Tax Status

     In the opinion of Cadwalader, Wickersham & Taft, Standard Certificates will have the following status for federal income tax purposes:

         1. A Standard Certificate owned by a "domestic building and loan association" within the meaning of Code Section 7701(a)(19) will be considered to represent "loans secured by an interest in real property" within the meaning of Code Section 7701(a)(19)(C)(v), provided that the real property securing the mortgage loans represented by that Standard Certificate is of the type described in such section of the Code.

         2. A Standard Certificate owned by a real estate investment trust will be considered to represent "real estate assets" within the meaning of Code
     Section 856(c)(4)(A) to the extent that the assets of the related Trust Fund consist of qualified assets, and interest income on such assets will be considered "interest on obligations secured by mortgages on real property" to such extent within the meaning of Code Section 856(c)(3)(B).

         3. A Standard Certificate owned by a REMIC will be considered to represent an "obligation . . . which is principally secured by an interest in real property" within the meaning of Code Section 860G(a)(3)(A) to the extent that the assets of the related Trust Fund consist of "qualified mortgages" within the meaning of Code Section 860G(a)(3).

         4. A certificate owned by a "financial asset securitization investment trust" within the meaning of Code Section 860L(c) will be considered to represent "permitted assets" within the meaning of Code Section 860L(c) to the extent that the assets of the trust estate consist of "debt instruments" or other permitted assets within the meaning of Code Section 860L(c).

     Premium and Discount

     Standard Certificateholders are advised to consult with their tax advisors as to the federal income tax treatment of premium and discount arising either upon initial acquisition of Standard Certificates or thereafter.

     Premium. The treatment of premium incurred upon the purchase of a Standard Certificate will be determined generally as described above under "--Federal Income Tax Consequences for REMIC Certificates--Taxation of Residual Certificates--Premium".

     Original Issue Discount. The original issue discount rules will be applicable to a Standard Certificateholder's interest in those mortgage loans as to which the conditions for the application of those sections are met. Rules regarding periodic inclusion of original issue discount income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate mortgagors (other than individuals) originated after July 1, 1982, and mortgages of individuals originated after March 2, 1984. Under the OID Regulations, such original issue discount could arise by the charging of points by the originator of the mortgages in an amount greater than a statutory de minimis exception, including a payment of points currently deductible by the borrower under applicable Code provisions or, under certain circumstances, by the presence of "teaser rates" on the mortgage loans.

     Original issue discount must generally be reported as ordinary gross income as it accrues under a constant interest method that takes into account the compounding of interest, in advance of the cash attributable to such income. It is anticipated that no prepayment assumption will be assumed for purposes of such accrual. However, Code Section 1272 provides for a reduction in the amount of original issue discount includible in the income of a holder of an obligation that acquires the obligation after its initial issuance at a price greater than the sum of the original issue price and the previously accrued original issue discount, less prior payments of principal. Accordingly, if such mortgage loans acquired by a Standard Certificateholder are purchased at a price equal to the then unpaid principal amount of such mortgage loans, no original issue discount attributable to the difference between the issue price and the original principal amount of such mortgage loans (i.e., points) will be includible by such holder.

     Market Discount. Standard Certificateholders also will be subject to the market discount rules to the extent that the conditions for application of those sections are met. Market discount on the mortgage loans will be determined and will be reported as ordinary income generally in the manner described above under "--Federal Income Tax Consequences for REMIC Certificates--Taxation of Regular Certificates--Market Discount", except that the ratable accrual methods described therein will not apply. Rather, the holder will accrue market discount pro rata over the life of the mortgage loans, unless the constant yield method is elected. It is anticipated that no prepayment assumption will be assumed for purposes of such accrual.

     Recharacterization of Servicing Fees

     If the Servicing Fee paid to the Master Servicer were deemed to exceed reasonable servicing compensation, the amount of such excess would represent neither income nor a deduction to Certificateholders. In this regard, there are no authoritative guidelines for federal income tax purposes as to either the maximum amount of servicing compensation that may be considered reasonable in the context of this or similar transactions or whether, in the case of the Standard Certificate, the reasonableness of servicing compensation should be determined on a weighted average or loan-by-loan basis. If a loan-by-loan basis is appropriate, the likelihood that such amount would exceed reasonable servicing compensation as to some of the mortgage loans would be increased.
Service guidance indicates that a servicing fee in excess of reasonable compensation ("excess servicing") will cause the mortgage loans to be treated under the "stripped bond" rules. Such guidance provides safe harbors for servicing deemed to be reasonable and requires taxpayers to demonstrate that the value of servicing fees in excess of such amounts is not greater than the value of the services provided.

     Accordingly, if the Service's approach is upheld, a servicer who receives a servicing fee in excess of such amounts would be viewed as retaining an ownership interest in a portion of the interest payments on the mortgage loans. Under the rules of Code Section 1286, the separation of ownership of the right to receive some or all of the interest payments on an obligation from the right to receive some or all of the principal payments on the obligation would result in treatment of such mortgage loans as "stripped coupons" and "stripped bonds". Subject to the de minimis rule discussed below under "--Stripped Certificates," each stripped bond or stripped coupon could be considered for this purpose as a non-interest bearing obligation issued on the date of issue of the Standard Certificates, and the original issue discount rules of the Code would apply to the holder thereof. While Standard Certificateholders would still be treated as owners of beneficial interests in a grantor trust for federal income tax purposes, the corpus of such trust could be viewed as excluding the portion of the mortgage loans the ownership of which is attributed to the Master Servicer, or as including such portion as a second class of equitable interest. Applicable Treasury regulations treat such an arrangement as a fixed investment trust, since the multiple classes of trust interests should be treated as merely facilitating direct investments in the trust assets and the existence of multiple classes of ownership interests is incidental to that purpose. In general, such a recharacterization should not have any significant effect upon the timing or amount of income reported by a Standard Certificateholder, except that the income reported by a cash method holder may be slightly accelerated. See "--Stripped Certificates" below for a further description of the federal income tax treatment of stripped bonds and stripped coupons.

     Sale or Exchange of Standard Certificates

     Upon sale or exchange of a Standard Certificate, a Standard Certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its aggregate adjusted basis in the mortgage loans and the other assets represented by the Standard Certificate. In general, the aggregate adjusted basis will equal the Standard Certificateholder's cost for the Standard Certificate, increased by the amount of any income previously reported with respect to the Standard Certificate and decreased by the amount of any losses previously reported with respect to the Standard Certificate and the amount of any distributions received thereon. Except as provided above with respect to market discount on any mortgage loans, and except for certain financial institutions subject to the provisions of Code Section 582(c), any such gain or loss would be capital gain or loss if the Standard Certificate was held as a capital asset. However, gain on the sale of a Standard Certificate will be treated as ordinary income (i) if a Standard Certificate is held as part of a "conversion transaction" as defined in Code Section 1258(c), up to the amount of interest that would have accrued on the Standard Certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable Federal rate in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as a part of such transaction or (ii) in the case of a non-corporate taxpayer, to the extent such taxpayer has made an election under Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary income rates. Long-term capital gains of certain non-corporate taxpayers generally are subject to a lower maximum tax rate (20%) than ordinary income or short-term capital gains of such taxpayers (39.6%) for property held for more than one year. The maximum tax rate for corporations is the same with respect to both ordinary income and capital gains.

Stripped Certificates

     General

     Pursuant to Code Section 1286, the separation of ownership of the right to receive some or all of the principal payments on an obligation from ownership of the right to receive some or all of the interest payments results in the creation of "stripped bonds" with respect to principal payments and "stripped coupons" with respect to interest payments. For purposes of this discussion, certificates that are subject to those rules will be referred to as "Stripped Certificates".

     The certificates will be subject to those rules if (i) the Seller or any of its affiliates retains (for its own account or for purposes of resale), in the form of fixed retained yield or otherwise, an ownership interest in a portion of the payments on the mortgage loans, (ii) the Master Servicer is treated as having an ownership interest in the mortgage loans to the extent it is paid (or retains) servicing compensation in an amount greater than reasonable consideration for servicing the mortgage loans (see "--Standard
Certificates--Recharacterization of Servicing Fees" above) and (iii) certificates are issued in two or more classes or subclasses representing the right to non-pro-rata percentages of the interest and principal payments on the mortgage loans.

     In general, a holder of a Stripped Certificate will be considered to own "stripped bonds" with respect to its pro rata share of all or a portion of the principal payments on each mortgage loan and/or "stripped coupons" with respect to its pro rata share of all or a portion of the interest payments on each mortgage loan, including the Stripped Certificate's allocable share of the servicing fees paid to the Master Servicer, to the extent that such fees represent reasonable compensation for services rendered. See discussion above under "--Standard Certificates--Recharacterization of Servicing Fees" above. Although not free from doubt, for purposes of reporting to Stripped
Certificateholders, the servicing fees will be allocated to the Stripped Certificates in proportion to the respective entitlements to distributions of each class (or subclass) of Stripped Certificates for the related period or periods. The holder of a Stripped Certificate generally will be entitled to a deduction each year in respect of the servicing fees, as described above under "--Standard Certificates--General", subject to the limitation described therein.

     Code Section 1286 treats a stripped bond or a stripped coupon as an obligation issued at an original issue discount on the date that such stripped interest is purchased. Although the treatment of Stripped Certificates for federal income tax purposes is not clear in certain respects at this time, particularly where such Stripped Certificates are issued with respect to a mortgage pool containing variable-rate mortgage loans, in the opinion of Cadwalader, Wickersham & Taft (i) the Trust Fund will be treated as a grantor trust under subpart E, Part 1 of subchapter J of the Code and not as an association taxable as a corporation or a "taxable mortgage pool" within the meaning of Code Section 7701(i), and (ii) each Stripped Certificate should be treated as a single installment obligation for purposes of calculating original issue discount and gain or loss on disposition. This treatment is based on the interrelationship of Code Section 1286, Code Sections 1272 through 1275, and the OID Regulations. While under Code Section 1286 computations with respect to Stripped Certificates arguably should be made in one of the ways described below under "--Taxation of Stripped Certificates--Possible Alternative Characterizations," the OID Regulations state, in general, that two or more debt instruments issued by a single issuer to a single investor in a single transaction should be treated as a single debt instrument for original issue discount purposes. The Agreement requires that the Trustee make and report all computations described below using this aggregate approach, unless substantial legal authority requires otherwise.

     Furthermore, Treasury regulations issued December 28, 1992 provide for the treatment of a Stripped Certificate as a single debt instrument issued on the date it is purchased for purposes of calculating any original issue discount. In addition, under these regulations, a Stripped Certificate that represents a right to payments of both interest and principal may be viewed either as issued with original issue discount or market discount (as described below), at a de minimis original issue discount, or, presumably, at a premium. This treatment suggests that the interest component of such a Stripped Certificate would be treated as qualified stated interest under the OID Regulations. Further, these final regulations provide that the purchaser of such a Stripped Certificate will be required to account for any discount as market discount rather than original issue discount if either (i) the initial discount with respect to the Stripped Certificate was treated as zero under the de minimis rule, or (ii) no more than 100 basis points in excess of reasonable servicing is stripped off the related mortgage loans. Any such market discount would be reportable as described under "--Federal Income Tax Consequences for REMIC Certificates--Taxation of Regular Certificates --Market Discount," without regard to the de minimis rule therein, assuming that a prepayment assumption is employed in such computation.

     Status of Stripped Certificates

     No specific legal authority exists as to whether the character of the Stripped Certificates, for federal income tax purposes, will be the same as that of the mortgage loans. Although the issue is not free from doubt, in the opinion of Cadwalader, Wickersham & Taft, Stripped Certificates owned by applicable holders should be considered to represent "real estate assets" within the meaning of Code Section 856(c)(4)(A), "obligation[s] principally secured by an interest in real property" within the meaning of Code Section 860G(a)(3)(A), and "loans secured by an interest in real property" within the meaning of Code
Section 7701(a)(19)(C)(v), and interest (including original issue discount) income attributable to Stripped Certificates should be considered to represent "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B), provided that in each case the mortgage loans and interest on such mortgage loans qualify for such treatment. The application of such Code provisions to buy-down mortgage loans is uncertain. See "--Standard Certificates--Tax Status" above.

     Taxation of Stripped Certificates

     Original Issue Discount. Except as described above under "--General", each Stripped Certificate will be considered to have been issued at an original issue discount for federal income tax purposes. Original issue discount with respect to a Stripped Certificate must be included in ordinary income as it accrues, in accordance with a constant interest method that takes into account the compounding of interest, which may be prior to the receipt of the cash attributable to such income. Based in part on the OID Regulations and the amendments to the original issue discount sections of the Code made by the 1986 Act, the amount of original issue discount required to be included in the income of a holder of a Stripped Certificate (referred to in this discussion as a "Stripped Certificateholder") in any taxable year likely will be computed generally as described above under "--Federal Income Tax Consequences for REMIC Certificates--Taxation of Regular Certificates-- Original Issue Discount" and "--Variable Rate Regular Certificates". However, with the apparent exception of a Stripped Certificate issued with de minimis original issue discount as described above under "--General", the issue price of a Stripped Certificate will be the purchase price paid by each holder thereof, and the stated redemption price at maturity will include the aggregate amount of the payments to be made on the Stripped Certificate to such Stripped Certificateholder, presumably under the Prepayment Assumption.

     If the mortgage loans prepay at a rate either faster or slower than that under the Prepayment Assumption, a Stripped Certificateholder's recognition of original issue discount will be either accelerated or decelerated and the amount of such original issue discount will be either increased or decreased depending on the relative interests in principal and interest on each mortgage loan represented by such Stripped Certificateholder's Stripped Certificate. While the matter is not free from doubt, the holder of a Stripped Certificate should be entitled in the year that it becomes certain (assuming no further prepayments) that the holder will not recover a portion of its adjusted basis in such Stripped Certificate to recognize an ordinary loss equal to such portion of unrecoverable basis.

     As an alternative to the method described above, the fact that some or all of the interest payments with respect to the Stripped Certificates will not be made if the mortgage loans are prepaid could lead to the interpretation that such interest payments are "contingent" within the meaning of the OID Regulations. The OID Regulations, as they relate to the treatment of contingent interest, are by their terms not applicable to prepayable securities such as the Stripped Certificates. However, if final regulations dealing with contingent interest with respect to the Stripped Certificates apply the same principles as the OID Regulations, such regulations may lead to different timing of income inclusion that would be the case under the OID Regulations. Furthermore, application of such principles could lead to the characterization of gain on the sale of contingent interest Stripped Certificates as ordinary income. Investors should consult their tax advisors regarding the appropriate tax treatment of Stripped Certificates.

     Sale or Exchange of Stripped Certificates. Sale or exchange of a Stripped Certificate prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received and the Stripped Certificateholder's adjusted basis in such Stripped Certificate, as described above under "--Federal Income Tax Consequences for REMIC Certificates-- Taxation of Regular Certificates--Sale or Exchange of Regular Certificates". To the extent that a subsequent purchaser's purchase price is exceeded by the remaining payments on the Stripped Certificates, such subsequent purchaser will be required for federal income tax purposes to accrue and report such excess as if it were original issue discount in the manner described above. It is not clear for this purpose whether the assumed prepayment rate that is to be used in the case of a Stripped Certificateholder other than an original Stripped Certificateholder should be the Prepayment Assumption or a new rate based on the circumstances at the date of subsequent purchase.

     Purchase of More Than One Class of Stripped Certificates. Where an investor purchases more than one class of Stripped Certificates, it is currently unclear whether for federal income tax purposes such classes of Stripped Certificates should be treated separately or aggregated for purposes of the rules described above.

     Possible Alternative Characterizations. The characterizations of the Stripped Certificates discussed above are not the only possible interpretations of the applicable Code provisions. For example, the Stripped Certificateholder may be treated as the owner of (i) one installment obligation consisting of such Stripped Certificate's pro rata share of the payments attributable to principal on each mortgage loan and a second installment obligation consisting of such Stripped Certificate's pro rata share of the payments attributable to interest on each mortgage loan, (ii) as many stripped bonds or stripped coupons as there are scheduled payments of principal and/or interest on each mortgage loan or
(iii) a separate installment obligation for each mortgage loan, representing the Stripped Certificate's pro rata share of payments of principal and/or interest to be made with respect thereto. Alternatively, the holder of one or more classes of Stripped Certificates may be treated as the owner of a pro rata fractional undivided interest in each mortgage loan to the extent that such Stripped Certificate, or classes of Stripped Certificates in the aggregate, represent the same pro rata portion of principal and interest on each such mortgage loan, and a stripped bond or stripped coupon (as the case may be), treated as an installment obligation or contingent payment obligation, as to the remainder. Final regulations issued on December 28, 1992 regarding original issue discount on stripped obligations make the foregoing interpretations less likely to be applicable. The preamble to those regulations states that they are premised on the assumption that an aggregation approach is appropriate for determining whether original issue discount on a stripped bond or stripped coupon is de minimis, and solicits comments on appropriate rules for aggregating stripped bonds and stripped coupons under Code Section 1286.

     Because of these possible varying characterizations of Stripped Certificates and the resultant differing treatment of income recognition, Stripped Certificateholders are urged to consult their own tax advisors regarding the proper treatment of Stripped Certificates for federal income tax purposes.

Reporting Requirements and Backup Withholding

     It is anticipated that, the Trustee will furnish, within a reasonable time after the end of each calendar year, to each Standard Certificateholder or Stripped Certificateholder at any time during such year, such information (prepared on the basis described above) as the Trustee deems to be necessary or desirable to enable such Certificateholders to prepare their federal income tax returns. Such information will include the amount of original issue discount accrued on certificates held by persons other than Certificateholders exempted from the reporting requirements. The amounts required to be reported by the Trustee may not be equal to the proper amount of original issue discount required to be reported as taxable income by a Certificateholder, other than an original Certificateholder that purchased at the issue price. In particular, in the case of Stripped Certificates such reporting will be based upon a representative initial offering price of each class of Stripped Certificates or as otherwise provided in the prospectus supplement. It is anticipated that the Trustee will also file such original issue discount information with the
Service. If a Certificateholder fails to supply an accurate taxpayer identification number or if the Secretary of the Treasury determines that a Certificateholder has not reported all interest and dividend income required to be shown on his federal income tax return, 31% backup withholding may be required in respect of any reportable payments, as described above under "--Federal Income Tax Consequences for REMIC Certificates--Backup Withholding" above.

Taxation of Certain Foreign Investors

     To the extent that a certificate evidences ownership in mortgage loans that are issued on or before July 18, 1984, interest or original issue discount paid by the person required to withhold tax under Code Section 1441 or 1442 to nonresident aliens, foreign corporations, or other Non-U.S. Persons generally will be subject to 30% United States withholding tax, or such lower rate as may be provided for interest by an applicable tax treaty. Accrued original issue discount recognized by the Standard Certificateholder or Stripped
Certificateholder on original issue discount recognized by the Standard Certificateholder or Stripped Certificateholders on the sale or exchange of such a certificate also will be subject to federal income tax at the same rate.

     Treasury regulations provide that interest or original issue discount paid by the Trustee or other withholding agent to a Non-U.S. Person evidencing ownership interest in mortgage loans issued after July 18, 1984 will be "portfolio interest" and will be treated in the manner, and such persons will be subject to the same certification requirements, described above under "--Federal Income Tax Consequences for REMIC Certificates--Taxation of Certain Foreign Investors--Regular Certificates".


                            STATE TAX CONSIDERATIONS

     In addition to the Federal income tax consequences described in "FEDERAL INCOME TAX CONSEQUENCES" in this prospectus, potential investors should consider the state income tax consequences of the acquisition, ownership, and disposition of the certificates. State income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state. Therefore, potential investors should consult their own tax advisors with respect to the various state tax consequences of an investment in the certificates.


                              ERISA CONSIDERATIONS

     The Employee Retirement Income Security Act of 1974, as amended ("ERISA") , imposes certain requirements on employee benefit plans subject to ERISA ("ERISA Plans") and prohibits certain transactions between ERISA Plans and persons who are parties in interest (as defined under ERISA) ("parties in interest" ) with respect to such Plans. The Code prohibits a similar set of transactions between certain plans ("Code Plans," and together with ERISA Plans, "Plans" ) and persons who are disqualified persons (as defined in the Code) with respect to Code Plans.

     Investments by ERISA Plans and entities the assets of which are deemed to include plan assets are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that investments be made in accordance with the documents governing the ERISA Plan. Before investing in a certificate, an ERISA Plan fiduciary should consider, among other factors, whether to do so is appropriate in view of the overall investment policy and liquidity needs of the ERISA Plan. Such fiduciary should especially consider the sensitivity of the investments to the rate of principal payments (including prepayments) on the mortgage loans, as discussed in the prospectus supplement related to a series.

Prohibited Transactions

     Section 406 of ERISA and Section 4975 of the Code prohibit parties in interest and disqualified persons with respect to ERISA Plans and Code Plans from engaging in certain transactions involving such Plans and their assets unless a statutory or administrative exemption applies to the transaction.
Section 4975 of the Code and Sections 502(i) and 502(l) of ERISA provide for the imposition of certain excise taxes and civil penalties on certain persons that engage or participate in such prohibited transactions. The Seller, the Master Servicer, the Special Servicer, if any, the Trustee or certain affiliates thereof might be considered or might become parties in interest or disqualified persons with respect to an ERISA Plan or a Code Plan. If so, the acquisition or holding of certificates by or on behalf of such Plan could be considered to give rise to a "prohibited transaction" within the meaning of ERISA and/or the Code unless an administrative exemption described below or some other exemption is available.

     Special caution should be exercised before the assets of a Plan are used to purchase a certificate if, with respect to such assets, the Seller, the Master Servicer, the Special Servicer, if any, the Trustee or an affiliate thereof either: (a) has investment discretion with respect to the investment of such assets of such Plan; or (b) has authority or responsibility to give, or regularly gives investment advice with respect to such assets for a fee and pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions with respect to such assets and that such advice will be based on the particular investment needs of the Plan.

     Further, if the assets included in a Trust Fund were deemed to constitute "plan assets," it is possible that an ERISA Plan's investment in the certificates might be deemed to constitute a delegation, under ERISA, of the duty to manage plan assets by the fiduciary deciding to invest in the certificates, and certain transactions involved in the operation of the Trust Fund might be deemed to constitute prohibited transactions under ERISA and/or the Code. Neither ERISA nor the Code defines the term "plan assets."

     The U.S. Department of Labor (the "Department") has issued regulations (the "Regulations") concerning whether or not a Plan's assets would be deemed to include an interest in the underlying assets of an entity (such as the Trust
Fund) for purposes of the reporting and disclosure and general fiduciary responsibility provisions of ERISA, as well as for the prohibited transaction provisions of ERISA and the Code, if the Plan acquires an "equity interest" (such as a certificate) in such an entity.

     Certain exceptions are provided in the Regulations whereby an investing Plan's assets would be deemed merely to include its interest in the certificates instead of being deemed to include an interest in the assets of the Trust Fund. However, it cannot be predicted in advance nor can there be a continuing assurance whether such exceptions may be met, because of the factual nature of certain of the rules set forth in the Regulations. For example, one of the exceptions in the Regulations states that the underlying assets of an entity will not be considered "plan assets" if less than 25% of the value of all classes of equity interests are held by "benefit plan investors," which are defined as ERISA Plans, Code Plans, employee benefit plans not subject to ERISA (for example, governmental plans) and entities whose underlying assets include plan assets by reason of a Plan's investment therein, but this exemption is tested immediately after each acquisition of an equity interest in the entity whether upon initial issuance or in the secondary market.

     Pursuant to the Regulations, if the assets of the Trust Fund were deemed to be plan assets by reason of a Plan's investment in any certificates, such plan assets would include an undivided interest in the mortgage loans, the mortgages underlying the mortgage loans and any other assets held in the Trust Fund. Therefore, because the mortgage loans and other assets held in the Trust Fund may be deemed to be the assets of each Plan that purchases certificates, in the absence of an exemption, the purchase, sale or holding of certificates of any series or class by a Plan might result in a prohibited transaction and the imposition of civil penalties or excise taxes. The Department has issued administrative exemptions from application of certain prohibited transaction restrictions of ERISA and the Code to several underwriters of mortgage-backed securities (each, an "Underwriter's Exemption" ). Such an Underwriter's Exemption can only apply to mortgage-backed securities which, among other conditions, are sold in an offering with respect to which such underwriter serves as the sole or a managing underwriter, or as a selling or placement agent. If such an Underwriter's Exemption might be applicable to a series of certificates, the related prospectus supplement will refer to such possibility.

Unrelated Business Taxable Income -- Residual Interests

     The purchase of a certificate that is a Residual Certificate by any person, including any employee benefit plan that is exempt from federal income tax under Code Section 501(a), including most varieties of ERISA Plans, may give rise to "unrelated business taxable income" as described in Code Sections 511-515 and 860E. Further, prior to the purchase of an interest in a Residual Certificate, a prospective transferee may be required to provide an affidavit to a transferor that it is not, nor is it purchasing an interest in a Residual Certificate on behalf of, a "Disqualified Organization," which term as defined above includes certain tax-exempt entities not subject to Code Section 511, such as certain governmental plans, as discussed above under "FEDERAL INCOME TAX CONSEQUENCES--Federal Income Tax Consequences for REMIC Certificates--Taxation of Residual Certificates."

     Due to the complexity of these rules and the penalties imposed upon Persons involved in prohibited transactions, it is particularly important that individuals responsible for investment decisions with respect to ERISA Plans and Code Plans consult with their counsel regarding the consequences under ERISA and/or the Code of their acquisitions and ownership of certificates.

     The sale of certificates to a Plan is in no respect a representation by the Seller or the applicable Underwriter that this investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan, or that this investment is appropriate for Plans generally or any particular Plan.


                                LEGAL INVESTMENT

The Secondary Mortgage Market Enhancement Act

     The prospectus supplement for each series will identify those classes of offered certificates, if any, which constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA" ). The appropriate characterization of those offered certificates not qualifying as "mortgage related securities" ("Non-SMMEA Certificates") under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase such certificates, may be subject to significant interpretive uncertainties. Accordingly, investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether and to what extent the Non-SMMEA Certificates constitute legal investments for them.

     A class or classes of certificates of a series will constitute "mortgage related securities" for so long as they (i) are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization and (ii) are part of a series evidencing interests in a Trust Fund consisting of loans secured by first liens on real property and originated by certain types of originators as specified in SMMEA. As "mortgage related securities," such classes will constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including, but not limited to, state-chartered depository institutions and insurance companies, as well as trustees and state government employee retirement systems) created pursuant to or existing under the laws of the United States or of any state (including the District of Columbia and Puerto Rico) whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for such entities.

     Pursuant to SMMEA, a number of states enacted legislation, on or before the October 3, 1991 cutoff for such enactments, limiting to varying extents the ability of certain entities (in particular, insurance companies) to invest in "mortgage related securities" secured by liens on residential, or mixed residential and commercial properties, in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA. Pursuant to
Section 347 of the Riegle Community Development and Regulatory Improvement Act of 1994, which amended the definition of "mortgage related security" to include, in relevant part, certificates satisfying the rating, first lien and qualified originator requirements for "mortgage related securities," but evidencing interests in a Trust Fund consisting, in whole or in part, of first liens on one or more parcels of real estate upon which are located one or more commercial structures, states were authorized to enact legislation, on or before September 23, 2001, specifically referring to Section 347 and prohibiting or restricting the purchase, holding or investment by state-regulated entities in such types of certificates. Section 347 also provides that the enactment by a state of any such legislative restrictions shall not affect the validity of any contractual commitment to purchase, hold or invest in securities qualifying as "mortgage related securities" solely by reason of Section 347 that was made, and shall not acquire the sale or disposition of any securities acquired, prior to the enactment of such state legislation. Accordingly, investors affected by any such state legislation, when and if enacted, will be authorized to invest in certificates qualifying as "mortgage related securities" only to the extent provided in such legislation.

     SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in such securities, and national banks may purchase such securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. ss. 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe. In this connection, the Office of the Comptroller of the Currency (the "OCC") has amended 12 C.F.R. Part 1 to authorize national banks to purchase and sell for their own account, without limitation as to a percentage of the bank's capital and surplus (but subject to compliance with certain general standards in 12 C.F.R. ss. 1.5 concerning "safety and soundness" and retention of credit information), certain "Type IV securities," defined in 12 C.F.R. ss. 1.2(l) to include, among other things, certain "commercial mortgage-related securities" and "residential mortgage-related securities." As so defined, "commercial mortgage-related security" and "residential mortgage-related security" mean, in relevant part, "mortgage related security" within the meaning of SMMEA, provided that, in the case of a "commercial mortgage-related security," it "represents ownership of a promissory note or certificate of interest or participation that is directly secured by a first lien on one or more parcels of real estate upon which one or more commercial structures are located and that is fully secured by interests in a pool of loans to numerous obligors." In the absence of any rule or administrative interpretation by the OCC defining the term "numerous obligors," no representation is made as to whether any class of certificates will qualify as "commercial mortgage-related securities," and thus as "Type IV securities," for investment by national banks. The National Credit Union Administration (the "NCUA") has adopted rules, codified at 12 C.F.R. Part 703, which permit federal credit unions to invest in "mortgage related securities" under certain limited circumstances, other than stripped mortgage related securities, residual interests in mortgage related securities, and commercial mortgage related securities, unless the credit union has obtained written approval from the NCUA to participate in the "investment pilot program" described in 12 C.F.R. ss. 703.140.

     All depository institutions considering an investment in the certificates should review the "Supervisory Policy Statement on Investment Securities and End-User Derivatives Activities" (the "1998 Policy Statement" ) of the Federal Financial Institutions Examination Council (the "FFIEC") , which has been adopted by the Board of Governors of the Federal Reserve System (the "Federal Reserve Board") , the Federal Deposit Insurance Corporation (the "FDIC") , the OCC and the Office of Thrift Supervision (the "OTS" ), effective May 26, 1998, and by the NCUA, effective October 1, 1998. The 1998 Policy Statement sets forth the general guidelines which depository institutions must follow in managing risks (including market, credit, liquidity, operational (transaction), and legal risks) applicable to all securities (including mortgage pass-through certificates and mortgage-derivative products) used for investment purposes.

     Institutions whose investment activities are subject to regulation by federal or state authorities should review rules, policies and guidelines adopted from time to time by such authorities before purchasing any certificates, as certain series, classes or subclasses may be deemed unsuitable investments, or may otherwise be restricted, under such rules, policies or guidelines (in certain instances irrespective of SMMEA).

     The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits, provisions which may restrict or prohibit investment in securities which are not "interest-bearing" or "income-paying," and, with regard to any certificates issued in book-entry form, provisions which may restrict or prohibit investments in securities which are issued in book-entry form.

     Except as to the status of certain classes of certificates identified in the prospectus supplement for a series as "mortgage related securities" under SMMEA, no representation is made as to the proper characterization of the certificates for legal investment purposes, financial institution regulatory purposes or other purposes, or as to the ability of particular investors to purchase any certificates under applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the certificates) may adversely affect the liquidity of the certificates.

     Accordingly, investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether, and to what extent, the certificates constitute legal investments for such investors and, if applicable, whether SMMEA has been overridden in any jurisdiction relevant to such investor.

The Appraisal Regulations

     Pursuant to Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 ("FIRREA") , the Federal Reserve Board, the OCC, the FDIC and the OTS have adopted regulations (the "Appraisal Regulations") applicable to bank holding companies, their non-bank subsidiaries and state-chartered banks that are members of the Federal Reserve System (12 C.F.R. ss.ss. 225.61-225.67), national banks (12 C.F.R. ss.ss. 34.41-34.47), state-chartered banks that are not members of the Federal Reserve System (12 C.F.R. Part 323), and savings associations (12 C.F.R. Part 564), respectively. The Appraisal Regulations, which are substantially similar, although not identical, for each agency, generally require the affected institutions and entities to obtain appraisals performed by state-certified or state-licensed appraisers (each, a "FIRREA Appraisal") in connection with a wide range of real estate-related transactions, including the purchase of interests in loans secured by real estate in the form of mortgage-backed securities, unless an exemption applies. With respect to purchases of mortgage-backed securities such as the certificates offered hereby, the Appraisal Regulations provide for an exemption from the requirement of obtaining new FIRREA Appraisals for the properties securing the underlying loans so long as at the time of origination each such loan was the subject of either a FIRREA Appraisal, or, if a FIRREA Appraisal was not required, met the appraisal requirements of the appropriate regulator.

     No assurance can be given that each of the underlying mortgage loans in a mortgage pool will have been the subject of a FIRREA Appraisal or, if a FIRREA Appraisal was not required, an appraisal that conformed to the requirements of the appropriate regulator at origination. To the extent available, information will be provided in the prospectus supplement with respect to appraisals on the mortgage loans underlying each series of certificates. However, such information may not be available on every mortgage loan. Prospective investors that may be subject to the Appraisal Regulations are advised to consult with their legal advisors and/or the appropriate regulators with respect to the effect of such regulations on their ability to invest in a particular series of certificates.


                              PLAN OF DISTRIBUTION

     The certificates offered hereby and by means of the related prospectus supplements will be offered through one or more of the methods described below. The prospectus supplement with respect to each such series of certificates will describe the method of offering of such series of certificates, including the initial public offering or purchase price of each class of certificates or the method by which such price will be determined and the net proceeds to the Seller of such sale.

     The offered certificates will be offered through the following methods from time to time and offerings may be made concurrently through more than one of these methods or an offering of a particular series of certificates may be made through a combination of two or more of these methods:

         1. By negotiated firm commitment underwriting and public reoffering by underwriters specified in the applicable prospectus supplement;

         2. By placements by the Seller with investors through dealers; and

         3. By direct placements by the Seller with investors.

     As more fully described in the prospectus supplement, if underwriters are used in a sale of any offered certificates, such certificates will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices to be determined at the time of sale or at the time of commitment thereof. Firm commitment underwriting and public reoffering by underwriters may be done through underwriting syndicates or through one or more firms acting alone. The specific managing underwriter or underwriters, if any, with respect to the offer and sale of the offered certificates of a particular series will be set forth on the cover of the related prospectus supplement and the members of the underwriting syndicate, if any, will be named in such prospectus supplement. If so specified in the related prospectus supplement, the offered certificates will be distributed in a firm commitment underwriting, subject to the terms and conditions of the underwriting agreement, by Goldman, Sachs & Co. acting as underwriter with other underwriters, if any, named therein. The Seller is an affiliate of Goldman, Sachs & Co. The prospectus supplement will describe any discounts and commissions to be allowed or paid by the Seller to the underwriters, any other items constituting underwriting compensation and any discounts and commissions to be allowed or paid to the dealers. The obligations of the underwriters will be subject to certain conditions precedent. The underwriters with respect to a sale of any class of certificates will be obligated to purchase all such certificates if any are purchased. The Seller and, if specified in the prospectus supplement, a selling Certificateholder will agree to indemnify the underwriters against certain civil liabilities, including liabilities under the Securities Act or will contribute to payments required to be made in respect thereof.

     In the ordinary course of business, Goldman, Sachs & Co., or its affiliates, and the Seller may engage in various securities and financing transactions, including repurchase agreements to provide interim financing of the Seller's mortgage loans pending the sale of such mortgage loans or interests therein, including the certificates.

     If specified in the prospectus supplement relating to a series of certificates, a holder of one or more classes of offered certificates that is required to deliver a prospectus in connection with the offer and sale thereof may offer and sell, pursuant to this prospectus and a related prospectus supplement, such classes directly, through one or more underwriters to be designated at the time of the offering of such certificates or through dealers acting as agent and/or principal. The specific managing underwriter or underwriters, if any, with respect to any such offer and sale of certificates by unaffiliated parties will be set forth on the cover of the prospectus supplement applicable to such certificates and the members of the underwriting syndicate, if any, will be named in such prospectus supplement, and the prospectus supplement will describe any discounts and commissions to be allowed or paid by such unaffiliated parties to the underwriters, any other items constituting underwriting compensation and any discounts and commissions to be allowed or paid to any dealers participating in such offering. Any offerings described in this paragraph may be restricted in the manner specified in such prospectus supplement. Such transactions may be effected at market prices prevailing at the time of sale, at negotiated prices or at fixed prices. The underwriters and dealers participating in such selling Certificateholder's offering of such certificates may receive compensation in the form of underwriting discounts or commissions from such selling Certificateholder, and such dealers may receive commissions from the investors purchasing such certificates for whom they may act as agent (which discounts or commissions will not exceed those customary in those types of transactions involved). Any dealer that participates in the distribution of such certificates may be deemed to be an "underwriter" within the meaning of the Securities Act, and any commissions and discounts received by such dealer and any profit on the resale of such certificates by such dealer might be deemed to be underwriting discounts and commissions under the Securities Act.

     If  the   certificates   of  a  series  are  offered   other  than  through
underwriters, the related prospectus supplement will contain information regarding the nature of such offering and any agreements to be entered into between the Seller and dealers and/or the Seller and the purchasers of such certificates. Purchasers of certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Securities Act in connection with reoffers and sales by them of certificates. Holders of certificates should consult with their legal advisors in this regard prior to any such reoffer or sale.

     The place and time of delivery for each series of certificates offered hereby and by means of the related prospectus supplement will be set forth in the prospectus supplement with respect to such series.

     If and to the extent required by applicable law or regulation, this prospectus will be used by Goldman, Sachs & Co. in connection with offers and sales of the offered certificates in certain market-making transactions at prices related to prevailing market prices at the time of sale. The Seller will not receive any proceeds from such transactions. Goldman, Sachs & Co. may act as principal or agent in such transactions.


                      INCORPORATION OF CERTAIN INFORMATION
                                  BY REFERENCE

     All documents filed by us pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this prospectus and prior to the termination of the offering of the offered certificates of a series will be deemed to be incorporated by reference into this prospectus and to be a part of this prospectus from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference in this prospectus shall be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained in this prospectus or in any other subsequently filed document which is or is deemed to be incorporated by reference in this prospectus modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this prospectus.

     We will provide without charge to each person to whom a copy of this prospectus is delivered, upon the written or oral request of such person, a copy of any and all of the documents incorporated by reference in this prospectus (not including the exhibits to such documents, unless such exhibits are specifically incorporated by reference in such documents). Requests for such copies should be directed to the office of the Secretary, 85 Broad Street, New York, New York 10004 (phone: 212/902-1000).

     This prospectus and the prospectus supplement for each series are parts of our Registration Statement. This prospectus does not contain, and the related prospectus supplement will not contain, all of the information in our Registration Statement. For further information, please see our Registration Statement and the accompanying exhibits which we have filed with the Commission. This prospectus and any prospectus supplement may summarize contracts and/or other documents. For further information, please see the copy of the contract or other document filed as an exhibit to the Registration Statement. You can obtain copies of the Registration Statement from the Commission upon payment of the prescribed charges, or you can examine the Registration Statement free of charge at the Commission's offices. Reports and other information filed with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Regional Offices of the Commission at Seven World Trade Center, 13th Floor, New York, New York 10048; and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. You can obtain information on the operation of the Public Reference Section by calling 1-800-732-0330. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the EDGAR system. Copies of the Agreement pursuant to which a series of certificates is issued will be provided to each person to whom a prospectus and the related prospectus supplement are delivered, upon written or oral request directed to our offices at 85 Broad Street, SC Level, New York, New York 10004 (phone: 212/902-1171),
Attention: prospectus Department.


                                  LEGAL MATTERS

     The validity of the certificates offered hereby and certain federal income tax matters will be passed upon for the Seller by Cadwalader, Wickersham & Taft or by other counsel identified in the related prospectus supplement.

                             INDEX OF DEFINED TERMS


1

1986 Act...........................................
1998 Policy Statement..............................

A

ADA................................................
Advances...........................................
Agreement..........................................
Appraisal Regulations..............................

B

Balloon Payments...................................
Bankruptcy Code....................................
beneficial owner...................................

C

CERCLA.............................................
Certificateholder..................................
Certificateholders.................................
Closing Date.......................................
Code...............................................
Code Plans.........................................
Collection Account.................................
Commission.........................................
Cut-Off Date.......................................

D

Defective Mortgage Loans...........................
Department.........................................
Depository.........................................
Disqualified Organization..........................
Distribution Account...............................
Distribution Date..................................

E

EDGAR..............................................
Environmental Condition............................
ERISA..............................................
ERISA Plans........................................
Event of Default...................................
Exchange Act.......................................

F

FASIT..............................................
FDIC...............................................
Federal Reserve Board..............................
FFIEC..............................................
Financial Intermediary.............................
FIRREA.............................................
FIRREA Appraisal...................................
Form 8-K...........................................
Funding Note.......................................

G

Garn-St Germain Act................................

H

holder.............................................
Holders............................................

I

Installment Contracts..............................
Insurance Proceeds.................................
Interest Rate Caps.................................
Interest Rate Collars..............................
Interest Rate Floors...............................
Interest Rate Swap.................................

L

lender.............................................
Lender Liability Act...............................
lessee.............................................
Letter of Credit Bank..............................
Letter of Credit Percentage........................
Liquidation Proceeds...............................

M

Mark to Market Regulations.........................
Master Servicer....................................
Master Servicer Remittance Date....................
Mortgage Loan File.................................
Mortgage Loan Schedule.............................
Mortgaged Property.................................
Mortgages..........................................

N

NCUA...............................................
New Regulations....................................
Non-SMMEA Certificates.............................
Non-U.S. Person....................................

O

OCC................................................
OID Regulations....................................
Operating Advisor..................................
operator...........................................
OTS................................................
owner..............................................

P

parties in interest................................
Pass-Through Entity................................
Permitted Investments..............................
Plans..............................................
Prepayment Assumption..............................
Prepayment Premium.................................
Property Protection Expenses.......................

R

Random Lot Certificates............................
Rating Agency......................................
Regular Certificates...............................
Relief Act.........................................
REMIC..............................................
REMIC Certificates.................................
REMIC Pool.........................................
REMIC Regulations..................................
REO Account........................................
REO Property.......................................
Repurchase Price...................................
Residual Certificates..............................
Responsible Party..................................

S

SBJPA of 1996......................................
secured creditor exemption.........................
Securities Act.....................................
Seller.............................................
Senior Certificates................................
Service............................................
Servicing Fee......................................
Simple Interest Loans..............................
SMMEA..............................................
Special Servicer...................................
Specially Serviced Mortgage Loans..................
Standard Certificates..............................
Stripped Certificates..............................
Subordinate Certificates...........................
Substitute Mortgage Loans..........................
super-premium......................................

T

Title V............................................
Title VIII.........................................
Treasury...........................................
Trust Fund.........................................
Trustee............................................

U

U.S. Person........................................
Underwriter's Exemption............................

V

Voting Rights......................................

--------------------------------------------------------------------------------

         No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus and prospectus supplement. You must not rely on any unauthorized information or representations. This prospectus and prospectus supplement is an offer to sell only the certificates offered hereby, but only under circumstances and in jurisdictions where it is lawful to do so. The information contained in this prospectus and prospectus supplement is current only as of its date.

                                ----------------
                                TABLE OF CONTENTS

                              Prospectus Supplement

Summary of Prospectus Supplement...............
Risk Factors...................................
Description of the Mortgage Pool...............
Description of the Offered Certificates........
Yield Prepayment and Maturity
  Considerations...............................
The Pooling Agreement..........................
Use of Proceeds................................
Federal Income Tax Consequences................
State Tax Considerations ......................
ERISA Considerations...........................
Legal Investment...............................
Underwriting ..................................
Legal Matters..................................
Ratings........................................
Certain Characteristics of the
  Mortgage Loans.............................Annex A
Representations and Warranties...............Annex B

                                   Prospectus

Risk Factors.....................................
Prospectus Supplement............................
The Seller.......................................
Use of Proceeds..................................
Description of the Certificates..................
The Mortgage Pools...............................
Servicing of the Mortgage Loans..................
Credit Enhancement...............................
Swap Agreement...................................
Yield Considerations.............................
Certain Legal Aspects of the
  Mortgage Loans.................................
Federal Income Tax Consequences..................
State Tax Considerations.........................
ERISA Considerations.............................
Legal Investment.................................
Plan of Distribution.............................
Incorporation of Certain Information
  by Reference...................................
Legal Matters....................................
Index of Defined Terms...........................


     Until [________], all dealers effecting transactions in the offered certificates, whether or not participating in this distribution, may be required to deliver a prospectus supplement and prospectus. This is in addition to the dealers' obligation to deliver a prospectus supplement and prospectus when acting as underwriters and with respect to an unsold allotment or subscription.



--------------------------------------------------------------------------------
                                 $[------------]
                                  (Approximate)



                                   GS Mortgage
                            Securities Corporation II
                                     Seller

                        Commercial Mortgage Pass-Through
                          Certificates Series 199_-____
















                           ---------------------------

                              PROSPECTUS SUPPLEMENT

                           ---------------------------














                              Goldman, Sachs & Co.





------------------------------------------------------------------------------

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.  Other Expenses of Issuance and Distribution.

     The expenses expected to be incurred in connection with the issuance and distribution of the securities being registered, other than underwriting compensation, are as set forth below. All such expenses, except for the filing fee, are estimated.

     SEC Registration Fee (actual)..................          $666,764*
     Trustee's Fees and Expenses....................           150,000
     Legal Fees and Expenses........................         2,500,000
     Accounting Fees and Expenses...................         1,000,000
     Printing and Engraving.........................         2,500,000
     Rating Agency Fees.............................        12,500,000
     Miscellaneous..................................           593,531
                                                               -------

     Total..........................................       $19,910,295

---------------------------
*$295 paid with this filing

Item 15.  Indemnification of Directors and Officers.

     The Certificate of Incorporation, as amended, of GS Mortgage Securities Corporation II (the "Seller") provides that a director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that such exemption from liability or limitation thereof is not permitted under the Delaware General Corporation Law as currently in effect or as may be amended. In addition, the Bylaws of the Seller provide that the Seller shall indemnify to the full extent permitted by law any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person or such person's testator or intestate is or was a director, officer or employee of the Seller or serves or served, at the request of the Seller, any other enterprise as a director, officer or employee.

Item 16.  Exhibits.

  *1.1--   Form of Underwriting Agreement
  *3.1--   Certificate  of  Incorporation   of  GS  Mortgage   Securities
           Corporation  II, as amended
  *3.2--   Bylaws of GS  Mortgage  Securities Corporation II
  *4.1--   Form of Pooling and Servicing Agreement
 **5.1--   Opinion of Cadwalader, Wickersham & Taft as to legality
 **8.1-- Opinion of Cadwalader, Wickersham & Taft as to tax matters (incorporated in Exhibit 5.1)
 **23.1--  Form of Consent of  Cadwalader,Wickersham  & Taft  (incorporated  in
           Exhibit  5.1)
 **24.1--  Power  of  Attorney (See page II-4 herein)


* Filed as an exhibit to the Seller's Registration Statement (No. 33-99774) on Form S-3 and incorporated herein by reference.

**   Filed herewith.



Item 17.  Undertakings.

     A.  Undertaking in respect of indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     B.  Undertaking pursuant to Rule 415.

     The Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement, and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     C.  Undertaking pursuant to Item 512(b) of Regulation S-K.

     The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, New York, on October 20, 1998.

                                        GS MORTGAGE SECURITIES
                                        CORPORATION II


                                        By: /s/ Marvin J. Kabatznick
                                           ----------------------------
                                                Marvin J. Kabatznick
                                                Chief Executive Officer



     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marvin J. Kabatznick and P. Sheridan Schechner and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities to sign any or all amendments (including post-effective amendments) to this Registration Statement and any or all other documents in connection therewith, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 20, 1998.


Signature                           Title
---------                           -----

/s/ Marvin J. Kabatznick            Chief Executive Officer and Director
-----------------------------
    Marvin J. Kabatznick

/s/  Douglas W. Gester              Vice President and Chief Financial Officer
-----------------------------
     Douglas W. Gester

/s/ P. Sheridan Schechner           Vice President and Director
-----------------------------
    P. Sheridan Schechner

/s/   C. Douglas Fuge               Treasurer
-----------------------------
      C. Douglas Fuge

/s/   Davis A. Viniar               Director
-----------------------------
      David A. Viniar

/s/    Steven T. Mnuchin            Director
-----------------------------
       Steven T. Mnuchin

                                  EXHIBIT INDEX


Exhibits     Description
--------     ------------
1.1*     -  Form of Underwriting Agreement
3.1*     -  Certificate of Incorporation of GS Mortgage Securities
             Corporation II, as amended
3.2*     -  Bylaws of GS Mortgage Securities Corporation II
4.1*     -  Form of Pooling and Servicing Agreement
5.1**    -  Opinion of Cadwalader, Wickersham & Taft as to legality.
8.1**    -  Opinion of Cadwalader, Wickersham & Taft as to tax matters
            (included as part of Exhibit 5.1)
23.1**   -  Form of Consent of Cadwalader, Wickersham & Taft (included as part of Exhibit 5.1).
24.1**   -  Power of Attorney (See page II-4 herein).

-----------------
* Filed as an exhibit to the Seller's Registration Statement (No. 33-99774) on Form S-3 and incorporated herein by reference.
**   Filed herewith.